UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02794

MFS SERIES TRUST III

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: January 31

Date of reporting period: January 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
January 31, 2023
MFS®  High Income Fund
MFH-ANN

MFS® High Income Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Markets — which rallied in late 2022 and early 2023 on signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end, and a rapid reopening of China’s economy — have recently run into turbulence. Inflation data suggest that price pressures will prove more persistent than expected, putting renewed upward pressure on interest rates. On a positive note, markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather that has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, investors are mindful that the lagged effects of ongoing monetary policy tightening have yet to fully work their way through the global economy.
Tighter global financial conditions represent a headwind for richly valued growth equities and interest rate–sensitive parts of the economy, such as housing. Over the near term, we feel companies will face a challenging earnings backdrop as they are forced to absorb higher input and labor costs while pricing power dwindles. As for fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance for investors’ portfolios.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
March 17, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure (i)
Top five industries (i)
Cable TV	8.2%
Medical & Health Technology & Services	7.4%
Technology	7.3%
Gaming & Lodging	5.1%
Metals & Mining	4.5%
Composition including fixed income credit quality (a)(i)
BBB	1.7%
BB	43.8%
B	37.2%
CCC	12.6%
Not Rated	(0.6)%
Non-Fixed Income	1.1%
Cash & Cash Equivalents	3.4%
Other	0.8%
Portfolio facts
Average Duration (d)	3.9
Average Effective Maturity (m)	5.5 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives), ETFs, and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
2

Portfolio Composition - continued
(f)	The fund invests a portion of its assets in Exchange-Traded Funds (ETFs) to gain fixed income exposure. Percentages include the direct exposure from investing in ETFs and not the indirect exposure to the underlying holdings.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of January 31, 2023.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended January 31, 2023, Class A shares of the MFS High Income Fund (fund) provided a total return of -4.60%, at net asset value. This compares with a return of -5.22% for the fund’s benchmark, the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index.
Market Environment
During the reporting period, central banks had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the disruption to energy markets stemming from the war in Ukraine. Interest rates have risen substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Late in the period, China abruptly ended its Zero-COVID policy, helping unleash a substantial amount of pent-up demand in the world’s second-largest economy, sending ripple effects through the global economy. A shift in consumption patterns in the parts of the world that reopened earlier favored services over goods, straining already tight labor markets in many developed economies while reducing demand for manufactured goods, primarily from Asia. The combination of these factors has contributed to market volatility.
Policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band toward the end of the period, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (most notably semiconductors) may be moderating, the lifting of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may have peaked were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Relative to the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index, favorable security selection within “B” rated(r) bonds, notably within the consumer non-cyclical and technology sectors, “CCC” rated bonds, particularly within the consumer cyclical and communications sectors, and “BB” rated bonds, principally within the communications and consumer non-cyclical sectors, contributed to performance. The fund’s underweight allocation to the communications sector, and overweight exposure to the capital goods sector, also benefited relative returns.
4

Management Review - continued
Additionally, the fund's shorter duration(d) stance strengthened relative performance as interest rates rose over the reporting period.
Top individual contributors for the reporting period included the fund’s overweight positions in British telecommunications company Virgin Media (communications) and oil refinery operator PBF Holdings (energy).
Detractors from Performance
The fund's underweight allocation to “B” rated bonds, notably within the energy sector, detracted from relative performance. The fund's exposure to non-rated issuers, for which the benchmark has no exposure, also hindered relative returns.
Top individual detractors for the reporting period included the fund’s overweight positions in healthcare services provider US Renal Care(h) (consumer non-cyclical) and automotive aftermarket wheels maker Wheel Pros(h) (consumer cyclical).
Respectfully,
Portfolio Manager(s)
David Cole and Michael Skatrud
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(h)	Security was not held in the portfolio at period end.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 1/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 1/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	2/17/78	(4.60)%	2.00%	3.27%
B	9/27/93	(5.31)%	1.23%	2.49%
C	1/03/94	(5.29)%	1.30%	2.50%
I	1/02/97	(4.38)%	2.24%	3.52%
R1	4/01/05	(5.32)%	1.23%	2.49%
R2	10/31/03	(4.90)%	1.66%	2.94%
R3	4/01/05	(4.63)%	1.99%	3.23%
R4	4/01/05	(4.35)%	2.31%	3.52%
R6	6/01/12	(4.25)%	2.42%	3.63%
Comparative benchmark(s)
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index (f)	(5.22)%	2.94%	4.28%
Average annual with sales charge

A With Initial Sales Charge (4.25%)	(8.65)%	1.12%	2.82%
B With CDSC (Declining over six years from 4% to 0%) (v)	(8.94)%	0.90%	2.49%
C With CDSC (1% for 12 months) (v)	(6.19)%	1.30%	2.50%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index(a) – a component of the Bloomberg U.S. Corporate High-Yield Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
7

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
August 1, 2022 through January 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2022 through January 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/22	Ending Account Value 1/31/23	Expenses Paid During Period (p) 8/01/22-1/31/23
A	Actual	0.87%	$1,000.00	$1,015.18	$4.42
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43
B	Actual	1.62%	$1,000.00	$1,011.37	$8.21
	Hypothetical (h)	1.62%	$1,000.00	$1,017.04	$8.24
C	Actual	1.62%	$1,000.00	$1,011.40	$8.21
	Hypothetical (h)	1.62%	$1,000.00	$1,017.04	$8.24
I	Actual	0.62%	$1,000.00	$1,016.42	$3.15
	Hypothetical (h)	0.62%	$1,000.00	$1,022.08	$3.16
R1	Actual	1.62%	$1,000.00	$1,011.34	$8.21
	Hypothetical (h)	1.62%	$1,000.00	$1,017.04	$8.24
R2	Actual	1.12%	$1,000.00	$1,013.80	$5.68
	Hypothetical (h)	1.12%	$1,000.00	$1,019.56	$5.70
R3	Actual	0.87%	$1,000.00	$1,015.12	$4.42
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43
R4	Actual	0.62%	$1,000.00	$1,016.47	$3.15
	Hypothetical (h)	0.62%	$1,000.00	$1,022.08	$3.16
R6	Actual	0.51%	$1,000.00	$1,017.02	$2.59
	Hypothetical (h)	0.51%	$1,000.00	$1,022.63	$2.60
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
1/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 94.0%
Aerospace & Defense – 2.3%
Bombardier, Inc., 7.5%, 3/15/2025 (n)		$2,794,000	$2,797,493
Bombardier, Inc., 7.125%, 6/15/2026 (n)		3,609,000	3,600,375
Bombardier, Inc., 7.5%, 2/01/2029 (n)		2,680,000	2,677,400
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)		5,985,000	4,903,989
Moog, Inc., 4.25%, 12/15/2027 (n)		8,283,000	7,682,483
TransDigm, Inc., 6.25%, 3/15/2026 (n)		5,657,000	5,655,007
TransDigm, Inc., 6.375%, 6/15/2026		4,535,000	4,478,244
TransDigm, Inc., 5.5%, 11/15/2027		5,000,000	4,774,879
TransDigm, Inc., 4.625%, 1/15/2029		5,036,000	4,543,278
			$41,113,148
Asset-Backed & Securitized – 0.0%
COBALT CMBS Commercial Mortgage Trust, 2006-2A, “F”, CDO, FLR, 2.291% (0% cash or 2.291% PIK) (LIBOR - 3mo. + 1.3%), 4/26/2050 (a)(n)(p)		$805,296	$81
COBALT CMBS Commercial Mortgage Trust, 2006-2A, “G”, CDO, FLR, 2.491% (0% cash or 2.491% PIK) (LIBOR - 3mo. + 1.5%), 4/26/2050 (a)(n)(p)		2,561,411	256
			$337
Automotive – 2.3%
Clarios Global LP/Clarios U.S. Finance Co., 8.5%, 5/15/2027 (n)		$7,075,000	$7,046,784
Dana, Inc., 5.375%, 11/15/2027		4,884,000	4,640,850
Dana, Inc., 4.25%, 9/01/2030		2,740,000	2,318,873
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/2029 (n)		6,195,000	4,651,447
Ford Motor Co., 5.113%, 5/03/2029		7,835,000	7,425,288
Ford Motor Credit Co. LLC, 4.134%, 8/04/2025		12,220,000	11,669,734
Real Hero Merger Sub 2, Inc., 6.25%, 2/01/2029 (n)		4,710,000	3,497,175
			$41,250,151
Broadcasting – 2.1%
Advantage Sales & Marketing, Inc., 6.5%, 11/15/2028 (n)		$5,148,000	$3,912,480
Gray Escrow II, Inc., 5.375%, 11/15/2031 (n)		11,330,000	8,713,053
iHeartCommunications, Inc., 8.375%, 5/01/2027		6,882,000	6,167,992
Scripps Escrow II, Inc., 5.875%, 7/15/2027 (n)		5,541,000	4,945,343
Summer (BC) Bidco B LLC, 5.5%, 10/31/2026 (n)		5,655,000	4,647,921
Summer (BC) Holdco S.à r.l., “A”, 9.25%, 10/31/2027	EUR	1,707,495	1,505,740
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)		$6,953,000	6,129,070
			$36,021,599
Brokerage & Asset Managers – 2.0%
AG TTMT Escrow Issuer LLC, 8.625%, 9/30/2027 (n)		$6,699,000	$6,911,827
Aretec Escrow Issuer, Inc., 7.5%, 4/01/2029 (n)		5,690,000	5,049,875
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)		7,610,000	7,241,981
11

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Brokerage & Asset Managers – continued
LPL Holdings, Inc., 4%, 3/15/2029 (n)		$4,943,000	$4,423,985
LPL Holdings, Inc., 4.375%, 5/15/2031 (n)		3,361,000	2,942,925
NFP Corp., 4.875%, 8/15/2028 (n)		4,830,000	4,215,286
NFP Corp., 6.875%, 8/15/2028 (n)		5,708,000	4,935,479
			$35,721,358
Building – 4.2%
ABC Supply Co., Inc., 4%, 1/15/2028 (n)		$11,605,000	$10,572,967
Foundation Building Materials LLC, 6%, 3/01/2029 (n)		5,191,000	4,175,433
GYP Holding III Corp., 4.625%, 5/01/2029 (n)		8,540,000	7,200,716
Interface, Inc., 5.5%, 12/01/2028 (n)		8,680,000	7,292,502
MIWD Holdco II LLC/MIWD Finance Co., 5.5%, 2/01/2030 (n)		4,360,000	3,625,209
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)		5,042,000	4,781,253
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)		7,320,000	7,242,774
SRM Escrow Issuer LLC, 6%, 11/01/2028 (n)		4,855,000	4,432,712
SRS Distribution, Inc., 6.125%, 7/01/2029 (n)		6,020,000	5,176,658
Standard Industries, Inc., 2.25%, 11/21/2026	EUR	1,545,000	1,451,467
Standard Industries, Inc., 4.75%, 1/15/2028 (n)		$4,758,000	4,458,960
Standard Industries, Inc., 4.375%, 7/15/2030 (n)		7,580,000	6,479,921
Standard Industries, Inc., 3.375%, 1/15/2031 (n)		1,385,000	1,099,992
White Cap Buyer LLC, 6.875%, 10/15/2028 (n)		5,495,000	5,001,677
			$72,992,241
Business Services – 1.4%
Entegris Escrow Corp., 5.95%, 6/15/2030 (n)		$2,600,000	$2,496,858
HealthEquity, Inc., 4.5%, 10/01/2029 (n)		5,570,000	4,986,821
Iron Mountain, Inc., 4.875%, 9/15/2027 (n)		4,410,000	4,152,191
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)		3,830,000	3,641,947
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)		7,214,000	7,239,087
ZI Technologies LLC/ZI Finance Corp. Co., 3.875%, 2/01/2029 (n)		2,060,000	1,776,750
			$24,293,654
Cable TV – 8.0%
Cable One, Inc., 4%, 11/15/2030 (n)		$6,540,000	$5,392,409
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027 (n)		4,015,000	3,826,496
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)		17,572,000	15,354,238
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)		7,620,000	6,510,985
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 2/01/2031 (n)		7,435,000	6,193,727
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 1/15/2034 (n)		4,885,000	3,808,102
CSC Holdings LLC, 5.375%, 2/01/2028 (n)		4,940,000	4,168,125
CSC Holdings LLC, 5.75%, 1/15/2030 (n)		9,270,000	5,840,100
CSC Holdings LLC, 4.125%, 12/01/2030 (n)		5,880,000	4,346,908
DISH DBS Corp., 7.75%, 7/01/2026		3,815,000	3,098,390
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Cable TV – continued
DISH DBS Corp., 5.25%, 12/01/2026 (n)	$5,175,000	$4,460,203
DISH DBS Corp., 5.125%, 6/01/2029	3,990,000	2,537,201
DISH Network Corp., 11.75%, 11/15/2027 (n)	2,540,000	2,639,568
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)	7,318,000	7,129,927
LCPR Senior Secured Financing DAC, 5.125%, 7/15/2029 (n)	1,905,000	1,676,400
Sirius XM Holdings, Inc., 3.875%, 9/01/2031 (n)	7,920,000	6,529,090
Sirius XM Radio, Inc., 4%, 7/15/2028 (n)	5,041,000	4,486,994
Sirius XM Radio, Inc., 5.5%, 7/01/2029 (n)	11,485,000	10,763,168
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	11,000,000	10,219,000
Videotron Ltd., 5.125%, 4/15/2027 (n)	4,126,000	3,960,630
Videotron Ltd., 3.625%, 6/15/2029 (n)	2,526,000	2,197,759
Virgin Media Finance PLC, 5%, 7/15/2030 (n)	8,020,000	6,731,908
Virgin Media Vendor Financing Notes IV DAC, 5%, 7/15/2028 (n)	10,580,000	9,602,408
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)	11,365,000	9,393,172
		$140,866,908
Chemicals – 2.4%
Axalta Coating Systems Ltd., 4.75%, 6/15/2027 (n)	$5,414,000	$5,116,230
Axalta Coating Systems Ltd., 3.375%, 2/15/2029 (n)	9,025,000	7,761,500
Consolidated Energy Finance S.A., 5.625%, 10/15/2028 (n)	5,144,000	4,475,280
Element Solutions, Inc., 3.875%, 9/01/2028 (n)	8,168,000	7,228,680
Ingevity Corp., 3.875%, 11/01/2028 (n)	7,412,000	6,496,531
LSF11 A5 HoldCo LLC, 6.625%, 10/15/2029 (n)	5,964,000	4,894,030
S.P.C.M. S.A., 3.375%, 3/15/2030 (n)	7,182,000	6,079,563
		$42,051,814
Computer Software – 1.1%
Camelot Finance S.A., 4.5%, 11/01/2026 (n)	$3,715,000	$3,533,448
Clarivate Science Holdings Corp., 3.875%, 7/01/2028 (n)	1,950,000	1,739,990
Clarivate Science Holdings Corp., 4.875%, 7/01/2029 (n)	5,685,000	5,002,374
Dun & Bradstreet Corp., 5%, 12/15/2029 (n)	6,220,000	5,507,815
Neptune Bidco U.S., Inc., 9.29%, 4/15/2029 (n)	4,114,000	3,998,931
		$19,782,558
Computer Software - Systems – 2.2%
Fair Isaac Corp., 5.25%, 5/15/2026 (n)	$11,255,000	$11,173,401
Fair Isaac Corp., 4%, 6/15/2028 (n)	1,687,000	1,566,388
Sabre GLBL, Inc., 7.375%, 9/01/2025 (n)	1,546,000	1,516,421
Sabre GLBL, Inc., 11.25%, 12/15/2027 (n)	2,577,000	2,731,620
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	9,980,000	9,598,207
Viavi Solutions, Inc., 3.75%, 10/01/2029 (n)	8,310,000	7,250,475
Virtusa Corp., 7.125%, 12/15/2028 (n)	4,720,000	3,964,800
		$37,801,312
Conglomerates – 2.9%
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)	$4,184,000	$3,776,084
BWX Technologies, Inc., 4.125%, 4/15/2029 (n)	10,769,000	9,638,571
Chart Industries, Inc., 9.5%, 1/01/2031 (n)	2,571,000	2,682,813
13

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Conglomerates – continued
Gates Global LLC, 6.25%, 1/15/2026 (n)		$7,150,000	$7,041,588
Griffon Corp., 5.75%, 3/01/2028		6,524,000	6,174,444
Madison IAQ LLC, 5.875%, 6/30/2029 (n)		7,222,000	5,728,779
Regal Rexnord Corp., 6.3%, 2/15/2030 (n)		4,294,000	4,378,433
TriMas Corp., 4.125%, 4/15/2029 (n)		12,534,000	11,158,393
			$50,579,105
Construction – 1.5%
Empire Communities Corp., 7%, 12/15/2025 (n)		$4,930,000	$4,461,650
Mattamy Group Corp., 5.25%, 12/15/2027 (n)		2,630,000	2,406,450
Mattamy Group Corp., 4.625%, 3/01/2030 (n)		5,115,000	4,313,940
Meritage Homes Corp., 3.875%, 4/15/2029 (n)		5,410,000	4,794,612
Taylor Morrison Communities, Inc., 5.75%, 1/15/2028 (n)		7,218,000	7,001,568
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)		4,787,000	4,165,887
			$27,144,107
Consumer Products – 2.2%
Energizer Gamma Acquisition B.V., 3.5%, 6/30/2029	EUR	3,000,000	$2,650,385
Energizer Holdings, Inc., 4.375%, 3/31/2029 (n)		$5,233,000	4,544,442
Mattel, Inc., 3.375%, 4/01/2026 (n)		6,008,000	5,602,489
Mattel, Inc., 5.875%, 12/15/2027 (n)		2,240,000	2,234,400
Mattel, Inc., 6.2%, 10/01/2040		1,120,000	1,039,920
Mattel, Inc., 5.45%, 11/01/2041		1,890,000	1,617,566
Newell Brands, Inc., 6.375%, 9/15/2027		3,513,000	3,531,232
Newell Brands, Inc., 6.625%, 9/15/2029		4,110,000	4,154,788
Prestige Consumer Healthcare, Inc., 5.125%, 1/15/2028 (n)		5,270,000	5,034,167
Prestige Consumer Healthcare, Inc., 3.75%, 4/01/2031 (n)		2,450,000	2,080,295
Spectrum Brands, Inc., 3.875%, 3/15/2031 (n)		4,100,000	3,305,543
SWF Escrow Issuer Corp., 6.5%, 10/01/2029 (n)		4,755,000	3,126,032
			$38,921,259
Consumer Services – 4.0%
Allied Universal Holdco LLC, 6.625%, 7/15/2026 (n)		$2,250,000	$2,166,187
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)		5,945,000	5,677,475
Allied Universal Holdco LLC, 6%, 6/01/2029 (n)		3,155,000	2,538,513
ANGI Group LLC, 3.875%, 8/15/2028 (n)		7,467,000	5,723,680
Arches Buyer, Inc., 6.125%, 12/01/2028 (n)		6,680,000	5,626,297
GoDaddy, Inc., 3.5%, 3/01/2029 (n)		11,513,000	9,956,442
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)		4,582,000	4,525,130
Match Group Holdings II LLC, 5%, 12/15/2027 (n)		5,040,000	4,832,680
Match Group Holdings II LLC, 4.625%, 6/01/2028 (n)		8,030,000	7,385,753
Match Group Holdings II LLC, 4.125%, 8/01/2030 (n)		2,010,000	1,728,600
Match Group Holdings II LLC, 3.625%, 10/01/2031 (n)		455,000	365,137
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 1/15/2029 (n)		4,355,000	3,386,187
Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 4/15/2030 (n)		4,445,000	3,333,750
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Consumer Services – continued
TriNet Group, Inc., 3.5%, 3/01/2029 (n)	$9,255,000	$7,771,701
WASH Multi-Family Acquisition, Inc., 5.75%, 4/15/2026 (n)	5,076,000	4,683,719
		$69,701,251
Containers – 2.8%
ARD Finance S.A., 6.5% (6.5% cash or 7.25% PIK), 6/30/2027 (n)(p)	$4,172,419	$3,273,012
Ardagh Metal Packaging Finance USA LLC, 3.25%, 9/01/2028 (n)	3,715,000	3,260,024
Ardagh Metal Packaging Finance USA LLC, 4%, 9/01/2029 (n)	6,424,000	5,311,749
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 5.25%, 8/15/2027 (n)	8,060,000	6,600,213
Can-Pack S.A./Eastern PA Land Investment Holding LLC, 3.875%, 11/15/2029 (n)	9,554,000	7,933,546
Crown Americas LLC, 5.25%, 4/01/2030	4,915,000	4,730,688
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	8,695,000	8,309,398
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	3,345,000	3,267,864
LABL, Inc., 5.875%, 11/01/2028 (n)	2,065,000	1,866,244
Trivium Packaging Finance B.V., 8.5%, 8/15/2027 (n)	4,925,000	4,736,569
		$49,289,307
Electrical Equipment – 0.4%
CommScope Technologies LLC, 5%, 3/15/2027 (n)	$8,241,000	$6,291,818
Electronics – 1.6%
Entegris, Inc., 4.375%, 4/15/2028 (n)	$2,590,000	$2,343,950
Entegris, Inc., 3.625%, 5/01/2029 (n)	3,723,000	3,175,045
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	2,240,000	2,240,517
Sensata Technologies B.V., 5%, 10/01/2025 (n)	8,590,000	8,495,467
Sensata Technologies B.V., 5.875%, 9/01/2030 (n)	3,585,000	3,517,781
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	3,755,000	3,399,252
Synaptics, Inc., 4%, 6/15/2029 (n)	6,420,000	5,559,169
		$28,731,181
Energy - Independent – 3.0%
Antero Resources Corp., 7.625%, 2/01/2029 (n)	$4,440,000	$4,540,345
CNX Resources Corp., 6%, 1/15/2029 (n)	5,189,000	4,763,383
CNX Resources Corp., 7.375%, 1/15/2031 (n)	1,518,000	1,476,240
Comstock Resources, Inc., 6.75%, 3/01/2029 (n)	7,880,000	7,269,300
CrownRock LP/CrownRock Finance, Inc., “F”, 5%, 5/01/2029 (n)	7,105,000	6,507,820
Encino Acquisition Partners Holdings LLC, 8.5%, 5/01/2028 (n)	4,530,000	4,223,365
Moss Creek Resources Holdings, Inc., 7.5%, 1/15/2026 (n)	4,015,000	3,707,451
Permian Resources Operating LLC, 7.75%, 2/15/2026 (n)	985,000	984,409
Permian Resources Operating LLC, 5.875%, 7/01/2029 (n)	5,553,000	5,204,841
SM Energy Co., 6.5%, 7/15/2028	5,150,000	4,898,780
Southwestern Energy Co., 8.375%, 9/15/2028	2,595,000	2,725,632
Southwestern Energy Co., 5.375%, 3/15/2030	4,295,000	3,999,719
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Energy - Independent – continued
Tap Rock Resources LLC, 7%, 10/01/2026 (n)	$1,672,000	$1,582,548
		$51,883,833
Entertainment – 2.6%
Carnival Corp. PLC, 7.625%, 3/01/2026 (n)	$7,150,000	$6,506,500
Carnival Corp. PLC, 5.75%, 3/01/2027 (n)	3,705,000	3,075,150
Carnival Corp. PLC, 9.875%, 8/01/2027 (n)	2,320,000	2,383,800
Life Time, Inc., 5.75%, 1/15/2026 (n)	5,005,000	4,809,905
Life Time, Inc., 8%, 4/15/2026 (n)	1,505,000	1,461,708
Merlin Entertainments, 5.75%, 6/15/2026 (n)	3,164,000	3,012,458
Motion Bondco DAC, 6.625%, 11/15/2027 (n)	5,520,000	4,995,494
NCL Corp. Ltd., 5.875%, 3/15/2026 (n)	4,713,000	4,076,651
NCL Corp. Ltd., 5.875%, 2/15/2027 (n)	1,625,000	1,510,844
Royal Caribbean Cruises Ltd., 5.375%, 7/15/2027 (n)	3,985,000	3,466,480
Royal Caribbean Cruises Ltd., 5.5%, 4/01/2028 (n)	6,465,000	5,559,900
SeaWorld Parks & Entertainment, 5.25%, 8/15/2029 (n)	4,380,000	3,958,699
		$44,817,589
Financial Institutions – 3.1%
Avation Capital S.A., 8.25% (8.25% cash or 9% PIK), 10/31/2026 (n)(p)	$3,677,658	$3,144,397
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)	5,825,000	5,439,843
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% cash or 7.25% PIK), 9/15/2024 (n)(p)	13,389,310	11,813,388
Howard Hughes Corp., 4.125%, 2/01/2029 (n)	7,825,000	6,757,044
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)	8,760,000	8,124,900
OneMain Finance Corp., 6.875%, 3/15/2025	3,430,000	3,419,230
OneMain Finance Corp., 7.125%, 3/15/2026	5,375,000	5,339,821
Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029 (n)	8,317,000	7,016,970
SLM Corp., 3.125%, 11/02/2026	3,095,000	2,733,504
		$53,789,097
Food & Beverages – 3.0%
B&G Foods, Inc., 5.25%, 4/01/2025	$4,115,000	$3,750,205
B&G Foods, Inc., 5.25%, 9/15/2027	1,545,000	1,249,519
BellRing Brands, Inc., 7%, 3/15/2030 (n)	6,665,000	6,615,694
Lamb Weston Holdings, Inc., 4.125%, 1/31/2030 (n)	6,995,000	6,304,244
Performance Food Group Co., 5.5%, 10/15/2027 (n)	7,700,000	7,411,213
Post Holdings, Inc., 5.625%, 1/15/2028 (n)	5,488,000	5,282,200
Post Holdings, Inc., 4.625%, 4/15/2030 (n)	8,955,000	7,880,400
Primo Water Holding, Inc., 4.375%, 4/30/2029 (n)	8,278,000	7,220,402
U.S. Foods Holding Corp., 4.75%, 2/15/2029 (n)	7,440,000	6,806,070
		$52,519,947
Gaming & Lodging – 5.0%
Boyd Gaming Corp., 4.75%, 12/01/2027	$3,660,000	$3,479,443
Boyd Gaming Corp., 4.75%, 6/15/2031 (n)	2,410,000	2,168,542
Caesars Entertainment, Inc., 4.625%, 10/15/2029 (n)	3,740,000	3,197,700
16

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Gaming & Lodging – continued
Caesars Entertainment, Inc., 7%, 2/15/2030 (n)		$4,302,000	$4,377,285
Caesars Resort Collection LLC/CRC Finco, Inc., 8.125%, 7/01/2027 (n)		6,141,000	6,233,115
CCM Merger, Inc., 6.375%, 5/01/2026 (n)		5,550,000	5,369,625
Hilton Domestic Operating Co., Inc., 3.75%, 5/01/2029 (n)		8,741,000	7,762,970
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)		7,185,000	6,033,604
International Game Technology PLC, 4.125%, 4/15/2026 (n)		8,715,000	8,257,665
International Game Technology PLC, 6.25%, 1/15/2027 (n)		1,885,000	1,885,000
Marriott Ownership Resorts, Inc., 4.5%, 6/15/2029 (n)		3,245,000	2,824,802
Sands China Ltd., 4.3%, 1/08/2026		5,070,000	4,809,138
Sands China Ltd., 4.875%, 6/18/2030		4,460,000	4,063,107
Scientific Games Holdings LP/Scientific Games US Finco, Inc., 6.625%, 3/01/2030 (n)		5,215,000	4,645,392
VICI Properties LP / VICI Note Co., Inc., 4.25%, 12/01/2026 (n)		7,460,000	7,040,383
VICI Properties LP / VICI Note Co., Inc., 5.75%, 2/01/2027 (n)		2,150,000	2,138,712
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)		7,258,000	6,694,094
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)		7,125,000	6,359,062
			$87,339,639
Industrial – 1.1%
Albion Financing 1 S.à r.l., 6.125%, 10/15/2026 (n)		$2,500,000	$2,243,066
Albion Financing 2 S.à r.l., 8.75%, 4/15/2027 (n)		3,435,000	2,911,163
APi Escrow Corp., 4.75%, 10/15/2029 (n)		8,920,000	7,953,326
Williams Scotsman International, Inc., 4.625%, 8/15/2028 (n)		7,678,000	7,114,089
			$20,221,644
Insurance - Property & Casualty – 1.1%
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)		$2,590,000	$2,422,505
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 5.875%, 11/01/2029 (n)		75,000	65,342
AssuredPartners, Inc., 5.625%, 1/15/2029 (n)		5,395,000	4,614,775
GTCR (AP) Finance, Inc., 8%, 5/15/2027 (n)		1,895,000	1,860,719
Hub International Ltd., 5.625%, 12/01/2029 (n)		9,061,000	8,108,434
Ryan Specialty Group, 4.375%, 2/01/2030 (n)		3,183,000	2,868,679
			$19,940,454
Machinery & Tools – 0.4%
Terex Corp., 5%, 5/15/2029 (n)		$8,100,000	$7,563,375
Major Banks – 0.3%
Toronto Dominion Bank, 8.125% to 10/31/2027, FLR (CMT - 5yr. + 4.075%) to 10/31/2082		$4,560,000	$4,839,300
Medical & Health Technology & Services – 6.3%
180 Medical, Inc., 3.875%, 10/15/2029 (n)		$7,025,000	$6,225,987
Avantor Funding, Inc., 4.625%, 7/15/2028 (n)		8,644,000	8,147,748
Catalent, Inc., 2.375%, 3/01/2028	EUR	1,975,000	1,776,743
17

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Medical & Health Technology & Services – continued
Catalent, Inc., 3.125%, 2/15/2029 (n)	$14,074,000	$11,642,576
Charles River Laboratories International, Inc., 3.75%, 3/15/2029 (n)	12,202,000	10,868,135
CHS/Community Health Systems, Inc., 8%, 12/15/2027 (n)	3,900,000	3,675,724
CHS/Community Health Systems, Inc., 6.125%, 4/01/2030 (n)	9,330,000	5,608,617
CHS/Community Health Systems, Inc., 5.25%, 5/15/2030 (n)	3,870,000	3,122,780
DaVita, Inc., 4.625%, 6/01/2030 (n)	7,090,000	5,973,325
Encompass Health Corp., 5.75%, 9/15/2025	2,365,000	2,347,271
Encompass Health Corp., 4.75%, 2/01/2030	5,035,000	4,615,383
Encompass Health Corp., 4.625%, 4/01/2031	1,030,000	906,601
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)	3,027,000	2,951,325
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)	9,830,000	9,539,128
Legacy LifePoint Health LLC, 4.375%, 2/15/2027 (n)	2,310,000	2,021,250
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)	4,250,000	3,726,528
Syneos Health, Inc., 3.625%, 1/15/2029 (n)	9,932,000	8,032,505
Tenet Healthcare Corp., 6.125%, 10/01/2028	11,248,000	10,517,780
Tenet Healthcare Corp., 4.375%, 1/15/2030	1,993,000	1,771,637
Tenet Healthcare Corp., 6.125%, 6/15/2030 (n)	3,105,000	3,014,055
U.S. Acute Care Solutions LLC, 6.375%, 3/01/2026 (n)	4,750,000	4,296,850
		$110,781,948
Medical Equipment – 1.0%
Garden SpinCo Corp., 8.625%, 7/20/2030 (n)	$6,538,000	$6,995,676
Mozart Debt Merger Sub, Inc., 5.25%, 10/01/2029 (n)	3,600,000	3,014,227
Teleflex, Inc., 4.625%, 11/15/2027	7,756,000	7,404,750
		$17,414,653
Metals & Mining – 3.9%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)	$6,993,000	$6,790,992
Coeur Mining, Inc., 5.125%, 2/15/2029 (n)	7,253,000	5,840,143
Compass Minerals International, Inc., 6.75%, 12/01/2027 (n)	6,503,000	6,344,606
Eldorado Gold Corp., 6.25%, 9/01/2029 (n)	3,780,000	3,463,946
Ero Copper Corp., 6.5%, 2/15/2030 (n)	4,247,000	3,617,011
FMG Resources Ltd., 4.375%, 4/01/2031 (n)	11,045,000	9,719,600
GrafTech Finance, Inc., 4.625%, 12/15/2028 (n)	7,423,000	6,326,459
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)	8,333,000	7,608,029
Kaiser Aluminum Corp., 4.5%, 6/01/2031 (n)	2,876,000	2,431,974
Novelis Corp., 3.25%, 11/15/2026 (n)	4,050,000	3,666,546
Novelis Corp., 4.75%, 1/30/2030 (n)	6,555,000	5,932,275
Novelis Corp., 3.875%, 8/15/2031 (n)	2,807,000	2,369,108
Petra Diamonds US$ Treasury PLC, 10.5% (10.5% PIK/9.75% Cash to 6/30/2023), 9.75% Cash to 3/08/2026 (n)(p)	3,048,870	2,957,404
TMS International Corp., 6.25%, 4/15/2029 (n)	1,515,000	1,137,975
		$68,206,068
18

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Midstream – 4.5%
Cheniere Energy Partners LP, 4.5%, 10/01/2029	$4,516,000	$4,236,550
DT Midstream, Inc., 4.125%, 6/15/2029 (n)	5,411,000	4,748,153
DT Midstream, Inc., 4.375%, 6/15/2031 (n)	7,956,000	6,959,288
EQM Midstream Partners LP, 6%, 7/01/2025 (n)	452,000	444,999
EQM Midstream Partners LP, 6.5%, 7/01/2027 (n)	592,000	581,350
EQM Midstream Partners LP, 5.5%, 7/15/2028	14,601,000	13,469,422
EQM Midstream Partners LP, 4.5%, 1/15/2029 (n)	3,090,000	2,710,115
Genesis Energy LP/Genesis Energy Finance Corp., 8%, 1/15/2027	2,059,000	2,032,645
Genesis Energy LP/Genesis Energy Finance Corp., 8.875%, 4/15/2030	5,152,000	5,235,720
Kinetik Holdings, Inc., 5.875%, 6/15/2030 (n)	10,242,000	9,729,900
Tallgrass Energy Partners LP, 5.5%, 1/15/2028 (n)	8,990,000	8,278,756
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029	6,945,000	7,132,446
Venture Global Calcasieu Pass LLC, 3.875%, 8/15/2029 (n)	7,555,000	6,723,950
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (n)	5,370,000	4,760,827
Venture Global Calcasieu Pass LLC , 6.25%, 1/15/2030 (n)	1,603,000	1,633,104
		$78,677,225
Network & Telecom – 0.4%
Iliad Holding S.A.S., 7%, 10/15/2028 (n)	$7,662,000	$7,195,997
Oil Services – 0.5%
Nabors Industries Ltd., 7.25%, 1/15/2026 (n)	$4,623,000	$4,495,868
Solaris Midstream Holding LLC, 7.625%, 4/01/2026 (n)	4,498,000	4,498,000
		$8,993,868
Oils – 0.7%
Parkland Corp., 4.625%, 5/01/2030 (n)	$10,600,000	$9,111,779
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028	3,605,000	3,398,938
		$12,510,717
Personal Computers & Peripherals – 0.5%
NCR Corp., 5%, 10/01/2028 (n)	$6,910,000	$6,086,742
NCR Corp., 5.125%, 4/15/2029 (n)	4,146,000	3,611,391
		$9,698,133
Pharmaceuticals – 1.6%
1375209 BC Ltd., 9%, 1/30/2028 (n)	$3,603,000	$3,589,525
Bausch Health Co., Inc., 11%, 9/30/2028 (n)	3,989,000	3,120,994
Bausch Health Co., Inc., 14%, 10/15/2030 (n)	799,000	498,751
Jazz Securities DAC, 4.375%, 1/15/2029 (n)	10,475,000	9,556,761
Organon Finance 1 LLC, 4.125%, 4/30/2028 (n)	7,657,000	6,925,374
Organon Finance 1 LLC, 5.125%, 4/30/2031 (n)	5,759,000	5,199,168
		$28,890,573
19

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Pollution Control – 1.0%
GFL Environmental, Inc., 4.25%, 6/01/2025 (n)		$2,160,000	$2,083,011
GFL Environmental, Inc., 4%, 8/01/2028 (n)		6,080,000	5,397,520
GFL Environmental, Inc., 4.75%, 6/15/2029 (n)		1,935,000	1,746,415
GFL Environmental, Inc., 4.375%, 8/15/2029 (n)		2,355,000	2,088,461
Stericycle, Inc., 3.875%, 1/15/2029 (n)		6,232,000	5,529,405
			$16,844,812
Precious Metals & Minerals – 0.6%
IAMGOLD Corp., 5.75%, 10/15/2028 (n)		$6,435,000	$5,085,580
Taseko Mines Ltd., 7%, 2/15/2026 (n)		5,045,000	4,780,138
			$9,865,718
Printing & Publishing – 0.3%
Cimpress N.V., 7%, 6/15/2026 (n)		$7,135,000	$4,953,789
Real Estate - Healthcare – 0.4%
MPT Operating Partnership LP/MPT Finance Corp., REIT, 0.993%, 10/15/2026	EUR	1,545,000	$1,250,161
MPT Operating Partnership LP/MPT Finance Corp., REIT, 5%, 10/15/2027		$6,534,000	5,523,419
			$6,773,580
Real Estate - Other – 0.3%
XHR LP, REIT, 4.875%, 6/01/2029 (n)		$6,690,000	$5,937,375
Restaurants – 0.3%
Fertitta Entertainment LLC, 6.75%, 1/15/2030 (n)		$5,675,000	$4,710,250
Retailers – 1.3%
Asbury Automotive Group, Inc., 4.625%, 11/15/2029 (n)		$7,042,000	$6,214,142
Bath & Body Works, Inc., 5.25%, 2/01/2028		12,665,000	11,954,630
Victoria's Secret & Co., 4.625%, 7/15/2029 (n)		6,489,000	5,390,672
			$23,559,444
Specialty Chemicals – 0.2%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)		$3,100,000	$2,997,479
Specialty Stores – 1.3%
Group 1 Automotive, Inc., 4%, 8/15/2028 (n)		$6,199,000	$5,451,772
Michael Cos., Inc., 5.25%, 5/01/2028 (n)		3,600,000	3,002,076
Michael Cos., Inc., 7.875%, 5/01/2029 (n)		3,830,000	2,910,800
Penske Automotive Group Co., 3.75%, 6/15/2029		7,145,000	6,042,035
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/2029 (n)		5,270,000	5,179,044
			$22,585,727
Supermarkets – 0.6%
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)		$5,840,000	$5,536,612
Albertsons Cos. LLC/Safeway, Inc., 3.5%, 3/15/2029 (n)		5,210,000	4,493,625
			$10,030,237
20

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Telecommunications - Wireless – 2.2%
Altice France S.A., 6%, 2/15/2028 (n)	$8,145,000	$5,495,524
Cellnex Finance Co. S.A., 3.875%, 7/07/2041 (n)	3,200,000	2,362,103
SBA Communications Corp., 3.875%, 2/15/2027	6,103,000	5,636,338
SBA Communications Corp., 3.125%, 2/01/2029	9,720,000	8,234,614
Sprint Capital Corp., 6.875%, 11/15/2028	9,530,000	10,195,546
Sprint Corp., 7.625%, 3/01/2026	6,295,000	6,658,011
		$38,582,136
Tobacco – 0.2%
Vector Group Ltd., 5.75%, 2/01/2029 (n)	$3,120,000	$2,720,609
Utilities - Electric Power – 2.9%
Calpine Corp., 4.5%, 2/15/2028 (n)	$7,739,000	$7,141,241
Calpine Corp., 5.125%, 3/15/2028 (n)	7,800,000	7,062,202
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	3,720,000	3,508,704
Clearway Energy Operating LLC, 3.75%, 2/15/2031 (n)	12,778,000	10,795,238
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	1,535,000	1,499,178
NextEra Energy, Inc., 4.25%, 9/15/2024 (n)	728,000	678,860
NextEra Energy, Inc., 4.5%, 9/15/2027 (n)	4,430,000	4,169,605
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	5,065,000	4,799,088
TerraForm Power Operating LLC, 5%, 1/31/2028 (n)	9,450,000	8,876,598
TerraForm Power Operating LLC, 4.75%, 1/15/2030 (n)	3,240,000	2,915,943
		$51,446,657
Total Bonds (Identified Cost, $1,808,466,301)		$1,648,844,981
Exchange-Traded Funds – 1.0%
Equity ETFs – 1.0%
iShares iBoxx $ High Yield Corporate Bond ETF (Identified Cost, $18,565,538)	223,400	$17,052,122
Common Stocks – 0.2%
Cable TV – 0.1%
Intelsat Emergence S.A. (a)	59,152	$1,360,496
Construction – 0.0%
ICA Tenedora S.A. de C.V. (a)(u)	347,563	$313,777
Oil Services – 0.1%
LTRI Holdings LP (a)(u)	3,250	$1,088,880
Total Common Stocks (Identified Cost, $3,122,016)		$2,763,153
Contingent Value Rights – 0.0%
Cable TV – 0.0%
Intelsat Jackson Holdings S.A. - Series A, 12/05/2025 (a)	6,194	$35,615
Intelsat Jackson Holdings S.A. - Series B, 12/05/2025 (a)	6,194	23,228
Total Contingent Value Rights (Identified Cost, $0)		$58,843

21

Portfolio of Investments – continued
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
Warrants – 0.0%
Other Banks & Diversified Financials – 0.0%
Avation Capital S.A. (1 share for 1 warrant, Expiration 10/31/26) (a) (Identified Cost, $0)	GBP 1.14	3/16/21	62,563	$26,996

Investment Companies (h) – 3.6%
Money Market Funds – 3.6%
MFS Institutional Money Market Portfolio, 4.29% (v) (Identified Cost, $64,022,623)	64,024,139	$64,030,541

Other Assets, Less Liabilities – 1.2%		20,768,004
Net Assets – 100.0%		$1,753,544,640

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $64,030,541 and $1,668,746,095, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,393,108,722, representing 79.4% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
CDO	Collateralized Debt Obligation
CMT	Constant Maturity Treasury
ETF	Exchange-Traded Fund
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
EUR	Euro
GBP	British Pound
22

Portfolio of Investments – continued
Derivative Contracts at 1/31/23
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
GBP	364,435	USD	450,545	State Street Bank Corp.	4/21/2023	$(497)
USD	9,148,275	EUR	8,424,059	Brown Brothers Harriman	4/21/2023	(54,035)
						$(54,532)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond	Long	USD	85	$11,039,375	March – 2023	$285,233
U.S. Treasury Ultra Bond	Long	USD	15	2,126,250	March – 2023	91,000
						$376,233
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	234	$26,796,656	March – 2023	$(341,063)
At January 31, 2023, the fund had cash collateral of $160,875 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
23

Financial Statements
Statement of Assets and Liabilities
At 1/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $1,830,153,855)	$1,668,746,095
Investments in affiliated issuers, at value (identified cost, $64,022,623)	64,030,541
Cash	170,535
Deposits with brokers for
Futures contracts	160,875
Receivables for
Investments sold	2,574,638
Fund shares sold	2,222,233
Interest and dividends	25,334,610
Other assets	6,108
Total assets	$1,763,245,635
Liabilities
Payables for
Distributions	$230,496
Forward foreign currency exchange contracts	54,532
Net daily variation margin on open futures contracts	48,282
Investments purchased	5,390,997
Fund shares reacquired	3,430,763
Payable to affiliates
Investment adviser	42,402
Administrative services fee	1,487
Shareholder servicing costs	325,619
Distribution and service fees	9,443
Payable for independent Trustees' compensation	1,445
Accrued expenses and other liabilities	165,529
Total liabilities	$9,700,995
Net assets	$1,753,544,640
Net assets consist of
Paid-in capital	$2,067,352,033
Total distributable earnings (loss)	(313,807,393)
Net assets	$1,753,544,640
Shares of beneficial interest outstanding	585,247,030
24

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$625,602,021	208,673,323	$3.00
Class B	2,985,792	994,614	3.00
Class C	11,887,878	3,953,855	3.01
Class I	189,209,850	63,305,894	2.99
Class R1	694,873	231,571	3.00
Class R2	1,605,996	538,570	2.98
Class R3	1,294,535	432,756	2.99
Class R4	361,742	120,619	3.00
Class R6	919,901,953	306,995,828	3.00

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $3.13 [100 / 95.75 x $3.00]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
25

Financial Statements
Statement of Operations
Year ended 1/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$96,009,682
Dividends from affiliated issuers	1,227,186
Dividends	872,149
Other	284,689
Total investment income	$98,393,706
Expenses
Management fee	$8,071,599
Distribution and service fees	1,759,240
Shareholder servicing costs	1,206,584
Program manager fees	778
Administrative services fee	285,166
Independent Trustees' compensation	30,613
Custodian fee	106,601
Shareholder communications	114,242
Audit and tax fees	92,230
Legal fees	9,400
Miscellaneous	253,914
Total expenses	$11,930,367
Fees paid indirectly	(1,194)
Reduction of expenses by investment adviser and distributor	(248,053)
Net expenses	$11,681,120
Net investment income (loss)	$86,712,586
26

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(58,279,608)
Affiliated issuers	(5,219)
Futures contracts	574,085
Forward foreign currency exchange contracts	(290,418)
Foreign currency	(2,125)
Net realized gain (loss)	$(58,003,285)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(119,508,581)
Affiliated issuers	5,690
Futures contracts	51,994
Forward foreign currency exchange contracts	(81,410)
Translation of assets and liabilities in foreign currencies	3,482
Net unrealized gain (loss)	$(119,528,825)
Net realized and unrealized gain (loss)	$(177,532,110)
Change in net assets from operations	$(90,819,524)
See Notes to Financial Statements
27

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	1/31/23	1/31/22
Change in net assets
From operations
Net investment income (loss)	$86,712,586	$82,567,331
Net realized gain (loss)	(58,003,285)	35,785,769
Net unrealized gain (loss)	(119,528,825)	(104,071,044)
Change in net assets from operations	$(90,819,524)	$14,282,056
Total distributions to shareholders	$(94,049,766)	$(91,361,732)
Change in net assets from fund share transactions	$(30,606,598)	$40,915,210
Total change in net assets	$(215,475,888)	$(36,164,466)
Net assets
At beginning of period	1,969,020,528	2,005,184,994
At end of period	$1,753,544,640	$1,969,020,528
See Notes to Financial Statements
28

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$3.31	$3.44	$3.44	$3.30	$3.44
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.13	$0.14	$0.15	$0.15
Net realized and unrealized gain (loss)	(0.30)	(0.11)	0.01	0.15	(0.13)
Total from investment operations	$(0.16)	$0.02	$0.15	$0.30	$0.02
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.15)	$(0.15)	$(0.16)	$(0.16)
Net asset value, end of period (x)	$3.00	$3.31	$3.44	$3.44	$3.30
Total return (%) (r)(s)(t)(x)	(4.60)	0.48	4.71	9.24	0.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.90	0.93	0.94	0.94
Expenses after expense reductions (f)	0.87	0.89	0.91	0.92	0.92
Net investment income (loss)	4.69	3.88	4.34	4.46	4.67
Portfolio turnover	33	64	50	58	44
Net assets at end of period (000 omitted)	$625,602	$679,622	$612,075	$552,035	$489,120
See Notes to Financial Statements
29

Financial Highlights – continued
Class B	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$3.31	$3.44	$3.45	$3.30	$3.44
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.11	$0.12	$0.13	$0.13
Net realized and unrealized gain (loss)	(0.30)	(0.12)	0.00(w)	0.15	(0.13)
Total from investment operations	$(0.18)	$(0.01)	$0.12	$0.28	$0.00(w)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.12)	$(0.13)	$(0.13)	$(0.14)
Net asset value, end of period (x)	$3.00	$3.31	$3.44	$3.45	$3.30
Total return (%) (r)(s)(t)(x)	(5.31)	(0.28)	3.62	8.74	(0.07)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.65	1.68	1.69	1.69
Expenses after expense reductions (f)	1.62	1.64	1.67	1.68	1.68
Net investment income (loss)	3.91	3.15	3.63	3.72	3.91
Portfolio turnover	33	64	50	58	44
Net assets at end of period (000 omitted)	$2,986	$4,729	$6,914	$10,650	$13,361

Class C	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$3.32	$3.45	$3.45	$3.31	$3.44
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.11	$0.12	$0.13	$0.13
Net realized and unrealized gain (loss)	(0.30)	(0.12)	0.01	0.14	(0.12)
Total from investment operations	$(0.18)	$(0.01)	$0.13	$0.27	$0.01
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.12)	$(0.13)	$(0.13)	$(0.14)
Net asset value, end of period (x)	$3.01	$3.32	$3.45	$3.45	$3.31
Total return (%) (r)(s)(t)(x)	(5.29)	(0.27)	3.93	8.42	0.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.65	1.68	1.69	1.69
Expenses after expense reductions (f)	1.62	1.64	1.67	1.68	1.68
Net investment income (loss)	3.92	3.15	3.61	3.72	3.91
Portfolio turnover	33	64	50	58	44
Net assets at end of period (000 omitted)	$11,888	$16,636	$21,918	$27,415	$31,793
See Notes to Financial Statements
30

Financial Highlights – continued
Class I	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$3.30	$3.43	$3.43	$3.29	$3.43
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.14	$0.15	$0.16	$0.16
Net realized and unrealized gain (loss)	(0.30)	(0.11)	0.01	0.15	(0.13)
Total from investment operations	$(0.15)	$0.03	$0.16	$0.31	$0.03
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.16)	$(0.17)	$(0.17)
Net asset value, end of period (x)	$2.99	$3.30	$3.43	$3.43	$3.29
Total return (%) (r)(s)(t)(x)	(4.38)	0.71	4.97	9.52	0.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.65	0.68	0.69	0.69
Expenses after expense reductions (f)	0.62	0.64	0.66	0.68	0.68
Net investment income (loss)	4.93	4.13	4.55	4.67	4.90
Portfolio turnover	33	64	50	58	44
Net assets at end of period (000 omitted)	$189,210	$208,682	$216,905	$147,591	$89,637

Class R1	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$3.31	$3.44	$3.44	$3.30	$3.44
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.11	$0.12	$0.13	$0.13
Net realized and unrealized gain (loss)	(0.30)	(0.12)	0.01	0.14	(0.13)
Total from investment operations	$(0.18)	$(0.01)	$0.13	$0.27	$0.00(w)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.12)	$(0.13)	$(0.13)	$(0.14)
Net asset value, end of period (x)	$3.00	$3.31	$3.44	$3.44	$3.30
Total return (%) (r)(s)(t)(x)	(5.32)	(0.28)	3.92	8.43	(0.07)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.65	1.68	1.69	1.69
Expenses after expense reductions (f)	1.62	1.64	1.67	1.68	1.68
Net investment income (loss)	3.94	3.14	3.60	3.71	3.92
Portfolio turnover	33	64	50	58	44
Net assets at end of period (000 omitted)	$695	$946	$957	$963	$867
See Notes to Financial Statements
31

Financial Highlights – continued
Class R2	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$3.29	$3.43	$3.44	$3.30	$3.43
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.13	$0.14	$0.14	$0.15
Net realized and unrealized gain (loss)	(0.29)	(0.13)	(0.01)	0.15	(0.13)
Total from investment operations	$(0.16)	$0.00	$0.13	$0.29	$0.02
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.14)	$(0.14)	$(0.15)	$(0.15)
Net asset value, end of period (x)	$2.98	$3.29	$3.43	$3.44	$3.30
Total return (%) (r)(s)(t)(x)	(4.90)	(0.09)	4.14	8.96	0.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.16	1.18	1.19	1.19
Expenses after expense reductions (f)	1.12	1.15	1.17	1.18	1.18
Net investment income (loss)	4.44	3.67	4.10	4.21	4.42
Portfolio turnover	33	64	50	58	44
Net assets at end of period (000 omitted)	$1,606	$2,029	$13,943	$15,270	$14,618

Class R3	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$3.30	$3.43	$3.44	$3.30	$3.43
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.13	$0.14	$0.15	$0.15
Net realized and unrealized gain (loss)	(0.30)	(0.11)	0.00(w)	0.15	(0.12)
Total from investment operations	$(0.16)	$0.02	$0.14	$0.30	$0.03
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.15)	$(0.15)	$(0.16)	$(0.16)
Net asset value, end of period (x)	$2.99	$3.30	$3.43	$3.44	$3.30
Total return (%) (r)(s)(t)(x)	(4.63)	0.46	4.40	9.23	0.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.90	0.93	0.94	0.94
Expenses after expense reductions (f)	0.87	0.89	0.92	0.93	0.93
Net investment income (loss)	4.60	3.90	4.31	4.47	4.66
Portfolio turnover	33	64	50	58	44
Net assets at end of period (000 omitted)	$1,295	$2,574	$2,929	$2,255	$2,193
See Notes to Financial Statements
32

Financial Highlights – continued
Class R4	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$3.31	$3.44	$3.44	$3.30	$3.43
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.14	$0.15	$0.16	$0.16
Net realized and unrealized gain (loss)	(0.30)	(0.11)	0.01	0.15	(0.12)
Total from investment operations	$(0.15)	$0.03	$0.16	$0.31	$0.04
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.16)	$(0.17)	$(0.17)
Net asset value, end of period (x)	$3.00	$3.31	$3.44	$3.44	$3.30
Total return (%) (r)(s)(t)(x)	(4.35)	0.72	4.97	9.51	1.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.64	0.65	0.68	0.69	0.69
Expenses after expense reductions (f)	0.62	0.64	0.67	0.68	0.68
Net investment income (loss)	4.95	4.15	4.63	4.68	4.91
Portfolio turnover	33	64	50	58	44
Net assets at end of period (000 omitted)	$362	$371	$555	$796	$447

Class R6	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$3.31	$3.44	$3.44	$3.30	$3.43
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.15	$0.16	$0.16	$0.17
Net realized and unrealized gain (loss)	(0.30)	(0.12)	0.00(w)	0.15	(0.13)
Total from investment operations	$(0.15)	$0.03	$0.16	$0.31	$0.04
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.16)	$(0.17)	$(0.17)
Net asset value, end of period (x)	$3.00	$3.31	$3.44	$3.44	$3.30
Total return (%) (r)(s)(t)(x)	(4.25)	0.84	5.08	9.63	1.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.54	0.57	0.58	0.58
Expenses after expense reductions (f)	0.51	0.53	0.56	0.57	0.57
Net investment income (loss)	5.05	4.25	4.69	4.82	5.02
Portfolio turnover	33	64	50	58	44
Net assets at end of period (000 omitted)	$919,902	$1,048,137	$1,123,867	$942,482	$829,451

See Notes to Financial Statements
33

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
34

Notes to Financial Statements
(1) Business and Organization
MFS High Income Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that
35

Notes to Financial Statements  - continued
reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the
36

Notes to Financial Statements  - continued
fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$17,052,122	$—	$1,088,880	$18,141,002
Luxembourg	—	1,419,339	—	1,419,339
Mexico	—	—	313,777	313,777
United Kingdom	—	26,996	—	26,996
U.S. Corporate Bonds	—	1,408,533,847	—	1,408,533,847
Asset-Backed Securities (including CDOs)	—	337	—	337
Foreign Bonds	—	240,310,797	—	240,310,797
Mutual Funds	64,030,541	—	—	64,030,541
Total	$81,082,663	$1,650,291,316	$1,402,657	$1,732,776,636
Other Financial Instruments
Futures Contracts – Assets	$376,233	$—	$—	$376,233
Futures Contracts – Liabilities	(341,063)	—	—	(341,063)
Forward Foreign Currency Exchange Contracts – Liabilities	—	(54,532)	—	(54,532)
For further information regarding security characteristics, see the Portfolio of Investments.
37

Notes to Financial Statements  - continued
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 1/31/22	$1,231,177
Change in unrealized appreciation or depreciation	198,476
Transfers out of level 3	(26,996)
Balance as of 1/31/23	$1,402,657
The net change in unrealized appreciation or depreciation from investments held as level 3 at January 31, 2023 is $181,555. At January 31, 2023, the fund held two level 3 securities.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party.
38

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$376,233	$(341,063)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	—	(54,532)
Total		$376,233	$(395,595)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$574,085	$—
Foreign Exchange	—	(290,418)
Total	$574,085	$(290,418)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended January 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$51,994	$—
Foreign Exchange	—	(81,410)
Total	$51,994	$(81,410)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments
39

Notes to Financial Statements  - continued
across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to
40

Notes to Financial Statements  - continued
unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2023, is shown as a reduction of total expenses in the Statement of Operations.
41

Notes to Financial Statements  - continued
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 1/31/23	Year ended 1/31/22
Ordinary income (including any short-term capital gains)	$94,049,766	$91,361,732
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 1/31/23
Cost of investments	$1,903,106,146
Gross appreciation	11,446,434
Gross depreciation	(181,795,306)
Net unrealized appreciation (depreciation)	$(170,348,872)
Undistributed ordinary income	5,599,539
Capital loss carryforwards	(140,965,138)
Other temporary differences	(8,092,922)
Total distributable earnings (loss)	$(313,807,393)
42

Notes to Financial Statements  - continued
As of January 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(20,610,653)
Long-Term	(120,354,485)
Total	$(140,965,138)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective May 20, 2022, all Class 529A shares were redeemed. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 1/31/23	Year ended 1/31/22
Class A	$31,925,762	$28,548,357
Class B	160,560	207,604
Class C	569,072	700,011
Class I	9,621,986	10,144,994
Class R1	29,527	33,226
Class R2	86,874	389,066
Class R3	87,286	113,734
Class R4	18,781	22,341
Class R6	51,479,518	50,979,300
Class 529A	68,059	202,875
Class 529B	340	2,877
Class 529C	2,001	17,347
Total	$94,049,766	$91,361,732
(3) Transactions with Affiliates
Note regarding references to Class 529A, Class 529B, and Class 529C shares in this “Note (3) Transactions with Affiliates”: Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective May 20, 2022, all Class 529A shares were redeemed. Accordingly, information with respect to Class 529B and Class 529C shares is for the period ending March 21, 2022, and information with respect to Class 529A shares is for the period ending May 20, 2022.
43

Notes to Financial Statements  - continued
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1.4 billion	0.46%
In excess of $1.4 billion and up to $3 billion	0.44%
In excess of $3 billion	0.42%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until May 31, 2024. For the year ended January 31, 2023, this management fee reduction amounted to $244,924, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended January 31, 2023 was equivalent to an annual effective rate of 0.44% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $21,575 and $107 for the year ended January 31, 2023, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
44

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,565,129
Class B	0.75%	0.25%	1.00%	1.00%	37,503
Class C	0.75%	0.25%	1.00%	1.00%	132,053
Class R1	0.75%	0.25%	1.00%	1.00%	6,785
Class R2	0.25%	0.25%	0.50%	0.50%	9,013
Class R3	—	0.25%	0.25%	0.25%	4,401
Class 529A	—	0.25%	0.25%	0.23%	3,734
Class 529B	0.75%	0.25%	1.00%	1.00%	90
Class 529C	0.75%	0.25%	1.00%	0.99%	532
Total Distribution and Service Fees					$1,759,240
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended January 31, 2023, this rebate amounted to $2,798, $328, and $3 for Class A, Class 529A, and Class 529C shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2023, were as follows:
Amount
Class A	$32,818
Class B	2,256
Class C	558
Class 529B	—
Class 529C	—
The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. As described above, all Class 529A, Class 529B, and Class 529C shares were redeemed on or before May 20, 2022. Accordingly, the foregoing agreement between the fund and MFD was terminated effective May 20, 2022. The services provided by MFD, or a third
45

Notes to Financial Statements  - continued
party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended January 31, 2023, were as follows:
Fee
Class 529A	$747
Class 529B	4
Class 529C	27
Total Program Manager Fees	$778
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended January 31, 2023, the fee was $187,714, which equated to 0.0106% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended January 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,018,870.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2023 was equivalent to an annual effective rate of 0.0161% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,478 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended January 31, 2023. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $1,433 at January 31, 2023, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
46

Notes to Financial Statements  - continued
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended January 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”), the fund engaged in purchase transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $867,548.
(4) Portfolio Securities
For the year ended January 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $561,666,054 and $573,137,492, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 1/31/23		Year ended 1/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	34,239,361	$103,975,427	45,185,518	$154,955,988
Class B	57,318	172,695	36,268	123,975
Class C	510,661	1,531,529	836,879	2,885,635
Class I	38,542,522	115,441,933	23,312,134	79,800,708
Class R1	26,943	81,037	49,118	168,248
Class R2	236,743	739,407	702,264	2,410,270
Class R3	222,741	712,439	92,416	315,693
Class R4	8,221	25,343	48,503	166,368
Class R6	21,815,819	66,118,697	37,555,560	128,768,874
Class 529A	194,427	621,092	346,062	1,186,679
Class 529B	—	—	5,453	18,829
Class 529C	4,009	13,074	25,821	88,552
	95,858,765	$289,432,673	108,195,996	$370,889,819
47

Notes to Financial Statements  - continued
	Year ended 1/31/23		Year ended 1/31/22
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	10,385,501	$31,089,436	8,093,030	$27,669,970
Class B	51,185	153,778	57,744	197,920
Class C	183,364	551,602	194,891	668,754
Class I	2,645,976	7,896,443	2,462,678	8,401,089
Class R1	9,847	29,511	9,675	33,122
Class R2	29,102	86,684	112,453	386,037
Class R3	28,937	87,242	33,235	113,486
Class R4	6,275	18,779	6,518	22,341
Class R6	17,115,265	51,246,373	14,826,438	50,682,925
Class 529A	17,073	54,383	58,768	200,643
Class 529B	61	251	820	2,808
Class 529C	379	1,239	5,016	17,177
	30,472,965	$91,215,721	25,861,266	$88,396,272
Shares reacquired
Class A	(41,474,679)	$(124,583,060)	(25,818,531)	$(88,456,841)
Class B	(542,109)	(1,625,622)	(674,723)	(2,313,771)
Class C	(1,756,772)	(5,346,479)	(2,373,571)	(8,157,319)
Class I	(41,165,559)	(125,307,188)	(25,770,254)	(87,960,422)
Class R1	(90,964)	(292,009)	(51,357)	(175,939)
Class R2	(344,291)	(1,055,962)	(4,257,607)	(14,705,690)
Class R3	(598,859)	(1,809,442)	(199,219)	(683,231)
Class R4	(6,028)	(18,457)	(104,348)	(357,514)
Class R6	(49,066,141)	(145,737,382)	(62,376,654)	(214,427,243)
Class 529A	(1,665,310)	(4,989,975)	(258,497)	(884,688)
Class 529B	(20,862)	(66,973)	(15,370)	(52,866)
Class 529C	(131,973)	(422,443)	(57,085)	(195,357)
	(136,863,547)	$(411,254,992)	(121,957,216)	$(418,370,881)
48

Notes to Financial Statements  - continued
	Year ended 1/31/23		Year ended 1/31/22
	Shares	Amount	Shares	Amount
Net change
Class A	3,150,183	$10,481,803	27,460,017	$94,169,117
Class B	(433,606)	(1,299,149)	(580,711)	(1,991,876)
Class C	(1,062,747)	(3,263,348)	(1,341,801)	(4,602,930)
Class I	22,939	(1,968,812)	4,558	241,375
Class R1	(54,174)	(181,461)	7,436	25,431
Class R2	(78,446)	(229,871)	(3,442,890)	(11,909,383)
Class R3	(347,181)	(1,009,761)	(73,568)	(254,052)
Class R4	8,468	25,665	(49,327)	(168,805)
Class R6	(10,135,057)	(28,372,312)	(9,994,656)	(34,975,444)
Class 529A	(1,453,810)	(4,314,500)	146,333	502,634
Class 529B	(20,801)	(66,722)	(9,097)	(31,229)
Class 529C	(127,585)	(408,130)	(26,248)	(89,628)
	(10,531,817)	$(30,606,598)	12,100,046	$40,915,210
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares were closed to new and existing investors subject to certain exceptions. Effective after the close of business on March 18, 2022, all sales of Class 529B and Class 529C shares were suspended, and Class 529B and Class 529C shares were converted into Class 529A shares of the fund effective March 21, 2022. Effective after the close of business on May 13, 2022, all sales and redemptions of Class 529A shares were suspended, and all Class 529A shares were redeemed on May 20, 2022.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime Income Fund, and the MFS Lifetime 2025 Fund were the owners of record of approximately 15%, 14%, 9%, 2%, 1%, 1%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2045 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of
49

Notes to Financial Statements  - continued
credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended January 31, 2023, the fund’s commitment fee and interest expense were $8,166 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$88,969,191	$372,129,933	$397,069,054	$(5,219)	$5,690	$64,030,541

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,227,186	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the fund.
50

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust III and the Shareholders of
MFS High Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS High Income Fund (the “Fund”), including the portfolio of investments, as of January 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2023, by
51

Report of Independent Registered Public Accounting Firm – continued
correspondence with the custodian and brokers when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 17, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
52

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of March 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
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Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
David Cole Michael Skatrud
56

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
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rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
58

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
59

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Annual Report
January 31, 2023
MFS®  Municipal High
Income Fund
MMH-ANN

MFS® Municipal High
Income Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Markets — which rallied in late 2022 and early 2023 on signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end, and a rapid reopening of China’s economy — have recently run into turbulence. Inflation data suggest that price pressures will prove more persistent than expected, putting renewed upward pressure on interest rates. On a positive note, markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather that has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, investors are mindful that the lagged effects of ongoing monetary policy tightening have yet to fully work their way through the global economy.
Tighter global financial conditions represent a headwind for richly valued growth equities and interest rate–sensitive parts of the economy, such as housing. Over the near term, we feel companies will face a challenging earnings backdrop as they are forced to absorb higher input and labor costs while pricing power dwindles. As for fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance for investors’ portfolios.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
March 17, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure (i)
Top ten industries (i)
Healthcare Revenue - Long Term Care	14.9%
Healthcare Revenue - Hospitals	11.7%
Universities - Secondary Schools	9.6%
Miscellaneous Revenue - Other	7.6%
General Obligations - General Purpose	5.6%
Tax - Sales	5.4%
Universities - Colleges	4.4%
Multi-Family Housing Revenue	4.3%
General Obligations - Schools	3.8%
Universities – Dormitories	3.6%
Composition including fixed income credit quality (a)(i)
AAA	0.9%
AA	6.7%
A	11.7%
BBB	21.4%
BB	15.5%
B	3.1%
CCC	1.6%
CC	0.1%
C	1.1%
D	1.6%
Not Rated	35.7%
Cash & Cash Equivalents	1.3%
Other	(0.7)%
Portfolio facts
Average Duration (d)	9.8
Average Effective Maturity (m)	19.3 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been

Portfolio Composition - continued
rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and/or the leverage created through the issuance of self-deposited inverse floaters and may be negative.
Percentages are based on net assets as of January 31, 2023.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended January 31, 2023, Class A shares of the MFS Municipal High Income Fund (fund) provided a total return of -8.11%, at net asset value. This compares with a return of -3.25% for the fund’s benchmark, the Bloomberg Municipal Bond Index.
Market Environment
During the reporting period, central banks had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the disruption to energy markets stemming from the war in Ukraine. Interest rates have risen substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Late in the period, China abruptly ended its Zero-COVID policy, helping unleash a substantial amount of pent-up demand in the world’s second-largest economy, sending ripple effects through the global economy. A shift in consumption patterns in the parts of the world that reopened earlier favored services over goods, straining already tight labor markets in many developed economies while reducing demand for manufactured goods, primarily from Asia. The combination of these factors has contributed to market volatility.
Policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band toward the end of the period, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (most notably semiconductors) may be moderating, the lifting of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may have peaked were supportive factors for the macroeconomic backdrop.
In the U.S., the rise in bond yields experienced over much of the reporting period, combined with aggressive rate hike actions taken by the Fed in response to high levels of inflation, proved challenging for municipal asset class returns. Over the trailing year, returns of municipal assets were negative, with longer duration and lower quality segments underperforming shorter duration and higher quality portions of the market. Consistent with historical cycles, the negative returns led to outflows from the asset class for most of the period. The adjustment to higher bond yields dramatically

Management Review - continued
improved valuations and returns turned positive in the final months of the period, with higher yielding assets outperforming the broader municipal market. Municipal issuers, in general, maintained strong fundamental positions, supported by healthy tax collections and higher property values.
Factors Affecting Performance
Relative to the Bloomberg Municipal Bond Index, the fund’s greater allocation to both the health care and education sectors, particularly to “non-rated”(r) and “BB” rated securities for which the benchmark has no exposure, detracted from performance. Additionally, the fund's longer duration(d) stance held back relative performance as interest rates rose throughout the reporting period.
On the positive side, favorable bond selection benefited relative performance, particularly “AA” rated bonds within the housing sector.
Respectfully,
Portfolio Manager(s)
Jason Kosty, Gary Lasman, Megan Poplowski, and Geoffrey Schechter
Note to Shareholders: Effective March 1, 2022, Megan Poplowski was added as a Portfolio Manager of the fund. Effective April 30, 2023, Gary Lasman will no longer be a Portfolio Manager of the fund.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 1/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 1/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/24/84	(8.11)%	1.83%	2.97%	N/A
B	9/07/93	(8.67)%	1.10%	2.20%	N/A
C	9/25/98	(8.90)%	0.85%	1.95%	N/A
I	6/01/11	(8.01)%	1.85%	2.97%	N/A
R6	6/02/17	(8.06)%	1.91%	N/A	2.03%
Comparative benchmark(s)

Bloomberg Municipal Bond Index (f)	(3.25)%	2.07%	2.38%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	(12.01)%	0.95%	2.53%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(12.21)%	0.75%	2.20%	N/A
C With CDSC (1% for 12 months) (v)	(9.78)%	0.85%	1.95%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg Municipal Bond Index(a) – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time

Performance Summary  - continued
periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
A portion of the fund’s monthly distributions may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period, August 1, 2022 through January 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2022 through January 31, 2023.
Actual Expenses
The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/22	Ending Account Value 1/31/23	Expenses Paid During Period (p) 8/01/22-1/31/23
A	Actual	0.60%	$1,000.00	$983.12	$3.00
	Hypothetical (h)	0.60%	$1,000.00	$1,022.18	$3.06
B	Actual	1.35%	$1,000.00	$979.47	$6.74
	Hypothetical (h)	1.35%	$1,000.00	$1,018.40	$6.87
C	Actual	1.60%	$1,000.00	$978.22	$7.98
	Hypothetical (h)	1.60%	$1,000.00	$1,017.14	$8.13
I	Actual	0.60%	$1,000.00	$984.33	$3.00
	Hypothetical (h)	0.60%	$1,000.00	$1,022.18	$3.06
R6	Actual	0.53%	$1,000.00	$983.40	$2.65
	Hypothetical (h)	0.53%	$1,000.00	$1,022.53	$2.70
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Expense ratios include 0.03% of investment related expenses from self-deposited inverse floaters (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

Portfolio of Investments
1/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.
Issuer	Shares/Par	Value ($)
Municipal Bonds - 97.3%
Alabama - 1.3%
Alabama Southeast Energy Authority Commodity Supply Rev. (Project No. 3), “A-1”, 5.5%, 1/01/2053 (Put Date 12/01/2029)	$4,980,000	$5,421,371
Alabama Stadium Trace Village Improvement District Development Incentive Anticipation, 3.625%, 3/01/2036	1,845,000	1,484,971
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2035	335,000	350,475
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2037	260,000	266,546
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2039	340,000	345,269
Birmingham, AL, Airport Authority Rev., BAM, 4%, 7/01/2040	175,000	176,935
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.5%, 6/01/2030	1,630,000	1,564,368
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2035	1,685,000	1,599,275
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2045	6,355,000	5,734,712
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 6%, 6/01/2050	2,565,000	2,343,961
Black Belt Energy Gas District, AL, Gas Project Rev., “C-1”, 5.25%, 2/01/2053 (Put Date 6/01/2029)	10,000,000	10,725,105
Black Belt Energy Gas District, AL, Gas Project Rev., “F”, 5.5%, 11/01/2053 (Put Date 12/01/2028)	5,175,000	5,558,151
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 1/01/2028 (a)(d)	1,485,000	920,700
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 1/01/2043 (a)(d)	1,560,000	967,200
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2026	805,000	693,964
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2029	1,130,000	800,956
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2034	1,620,000	809,839
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2035	3,080,000	1,441,697
Muscle Shoals, Sheffield, and Tuscumbia, AL, Solid Waste Disposal Authority Rev. (Cherokee Industrial Landfill Project), “A”, 6%, 5/01/2040 (n)	4,200,000	4,146,289
Muscle Shoals, Sheffield, and Tuscumbia, AL, Solid Waste Disposal Authority Rev., Taxable (Cherokee Industrial Landfill Project), “B”, 8%, 5/01/2029 (n)	1,400,000	1,324,486
Prichard, AL, Water Works & Sewer Board Rev., 4%, 11/01/2044 (d)	1,800,000	904,123

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Alabama - continued
Prichard, AL, Water Works & Sewer Board Rev., 4%, 11/01/2049 (d)	$3,500,000	$1,755,908
Sumter County, AL, Industrial Development Authority Exempt Facilities Rev. (Enviva Inc. Project), 6%, 7/15/2052 (Put Date 7/15/2032)	9,565,000	8,768,856
		$58,105,157
Alaska - 0.2%
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2030	$875,000	$905,352
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2031	1,270,000	1,312,993
Northern Alaska Tobacco Securitization Corp., Tobacco Settlement Asset-Backed, Capital Appreciation, “B-2”, 0%, 6/01/2066	61,290,000	8,118,737
		$10,337,082
Arizona - 3.5%
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 4%, 7/01/2029 (n)	$725,000	$709,320
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 5%, 7/01/2039 (n)	870,000	870,907
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 5.25%, 7/01/2043	120,000	120,318
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 5%, 7/01/2049 (n)	1,395,000	1,324,411
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 5.375%, 7/01/2053	440,000	436,394
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 5%, 7/01/2054 (n)	2,185,000	2,040,905
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), 5.5%, 7/01/2058	410,000	406,816
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “A”, 5%, 7/01/2052	1,140,000	1,161,253
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “B”, 5.5%, 7/01/2038 (n)	1,065,000	1,088,599
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “B”, 5.625%, 7/01/2048 (n)	2,050,000	2,073,166
Arizona Industrial Development Authority Education Rev. (Academies of Math & Science), “B”, 5.75%, 7/01/2053 (n)	3,190,000	3,236,601
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2037 (n)	450,000	450,510
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2047 (n)	740,000	698,162

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “D”, 5%, 7/01/2051 (n)	$1,970,000	$1,834,486
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2037 (n)	770,000	770,872
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2047 (n)	770,000	726,466
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “G”, 5%, 7/01/2051 (n)	735,000	684,440
Arizona Industrial Development Authority Education Rev. (Benjamin Franklin Charter School Projects), “A”, 5.25%, 7/01/2053	440,000	430,817
Arizona Industrial Development Authority Education Rev. (Benjamin Franklin Charter School Projects), “A”, 5.5%, 7/01/2058	440,000	437,258
Arizona Industrial Development Authority Education Rev. (KIPP Nashville Projects), “A”, 5%, 7/01/2047	375,000	383,704
Arizona Industrial Development Authority Education Rev. (KIPP Nashville Projects), “A”, 5%, 7/01/2057	475,000	480,572
Arizona Industrial Development Authority Education Rev. (KIPP Nashville Projects), “A”, 5%, 7/01/2062	665,000	668,681
Arizona Industrial Development Authority Education Rev. (Mater Academy of Nevada - Bonanza Campus Project), “A”, 4%, 12/15/2030 (n)	2,455,000	2,388,580
Arizona Industrial Development Authority Education Rev. (Mater Academy of Nevada - Bonanza Campus Project), “A”, 5%, 12/15/2040 (n)	1,000,000	1,000,444
Arizona Industrial Development Authority Education Rev. (Mater Academy of Nevada - Bonanza Campus Project), “A”, 5%, 12/15/2050 (n)	1,700,000	1,628,447
Arizona Industrial Development Authority Education Rev. (Pinecrest Academy of Nevada - Cadence Campus Project), “A”, 4%, 7/15/2030 (n)	595,000	574,134
Arizona Industrial Development Authority Education Rev. (Pinecrest Academy of Nevada - Cadence Campus Project), “A”, 4%, 7/15/2040 (n)	1,425,000	1,240,752
Arizona Industrial Development Authority Education Rev. (Pinecrest Academy of Nevada - Cadence Campus Project), “A”, 4%, 7/15/2050 (n)	1,600,000	1,265,803
Arizona Industrial Development Authority Education Rev. (Pinecrest Academy of Nevada - Inspirada and St. Rose Campus Projects), “A”, 5%, 7/15/2028 (n)	1,805,000	1,841,665

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Arizona Industrial Development Authority Education Rev. (Pinecrest Academy of Nevada - Inspirada and St. Rose Campus Projects), “A”, 5.75%, 7/15/2038 (n)	$1,810,000	$1,879,217
Arizona Industrial Development Authority Education Rev. (Pinecrest Academy of Nevada - Inspirada and St. Rose Campus Projects), “A”, 5.75%, 7/15/2048 (n)	3,100,000	3,167,880
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Aliante & Skye Canyon Campus Projects), “A”, 3%, 12/15/2031 (n)	605,000	542,094
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Aliante & Skye Canyon Campus Projects), “A”, 4%, 12/15/2041 (n)	680,000	580,414
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Aliante & Skye Canyon Campus Projects), “A”, 4%, 12/15/2051 (n)	845,000	659,573
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Lone Mountain Campus Project), “A”, 3.75%, 12/15/2029 (n)	410,000	394,332
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Lone Mountain Campus Project), “A”, 5%, 12/15/2039 (n)	340,000	341,437
Arizona Industrial Development Authority Education Rev. (Somerset Academy of Las Vegas - Lone Mountain Campus Project), “A”, 5%, 12/15/2049 (n)	600,000	574,329
Arizona Industrial Development Authority National Charter School Revolving Loan Fund Rev., “A”, 4%, 11/01/2051	2,450,000	2,197,469
Florence, AZ, Industrial Development Authority Education Rev. (Legacy Traditional School Project - Queen Creek & Casa Grande Campuses), 6%, 7/01/2043 (Prerefunded 7/01/2023)	3,150,000	3,194,512
Glendale, AZ, Industrial Development Authority Refunding Rev. (Terraces of Phoenix Project), “A”, 4%, 7/01/2028	300,000	278,631
Glendale, AZ, Industrial Development Authority Refunding Rev. (Terraces of Phoenix Project), “A”, 5%, 7/01/2033	250,000	232,850
Glendale, AZ, Industrial Development Authority Refunding Rev. (Terraces of Phoenix Project), “A”, 5%, 7/01/2038	300,000	268,972
Glendale, AZ, Industrial Development Authority Refunding Rev. (Terraces of Phoenix Project), “A”, 5%, 7/01/2048	1,800,000	1,509,239
Glendale, AZ, Industrial Development Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 2.125%, 7/01/2033	1,405,000	1,231,997
Glendale, AZ, Industrial Development Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 3%, 7/01/2035	2,705,000	2,610,828

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Glendale, AZ, Industrial Development Authority, Senior Living Rev. (Royal Oaks - Inspirata Pointe Project), “A”, 5%, 5/15/2041	$1,000,000	$947,129
Glendale, AZ, Industrial Development Authority, Senior Living Rev. (Royal Oaks - Inspirata Pointe Project), “A”, 5%, 5/15/2056	5,955,000	5,279,439
La Paz County, AZ, Industrial Development Authority (Harmony Education Foundation-Harmony Public Schools Project), “A”, 4%, 2/15/2041	430,000	382,695
La Paz County, AZ, Industrial Development Authority (Harmony Education Foundation-Harmony Public Schools Project), “A”, 4%, 2/15/2046	345,000	292,729
La Paz County, AZ, Industrial Development Authority (Harmony Education Foundation-Harmony Public Schools Project), “A”, 4%, 2/15/2051	580,000	476,156
La Paz County, AZ, Industrial Development Authority Education Facility Lease Rev. (Charter School Solutions-Harmony Public Schools Project), “A”, 5%, 2/15/2038	800,000	817,963
La Paz County, AZ, Industrial Development Authority Education Facility Lease Rev. (Charter School Solutions-Harmony Public Schools Project), “A”, 5%, 2/15/2048	435,000	438,496
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 4%, 7/01/2034	215,000	219,498
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2039	380,000	402,662
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2039 (n)	1,115,000	1,114,951
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2049 (n)	705,000	737,883
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2049 (n)	590,000	556,175
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2054	895,000	932,851
Maricopa County, AZ, Industrial Development Authority Education Rev. (Legacy Traditional Schools Projects), “A”, 5%, 7/01/2054 (n)	2,660,000	2,473,269
Maricopa County, AZ, Pollution Control Corp. Rev. (Public Service Company of New Mexico Palo Verde Project), “B”, 0.875%, 6/01/2043 (Put Date 10/01/2026)	855,000	763,946

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5.125%, 2/01/2034	$4,545,000	$4,573,070
Phoenix, AZ, Industrial Development Authority Rev. (Guam Facilities Foundation, Inc.), 5.375%, 2/01/2041	3,980,000	3,991,749
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035 (n)	2,070,000	2,079,380
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035 (n)	700,000	703,172
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2045 (n)	3,065,000	2,921,903
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2046 (n)	1,770,000	1,678,711
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2034	6,355,000	6,463,988
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2036	815,000	832,026
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2041	660,000	668,988
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2044	3,970,000	4,000,517
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2046	1,235,000	1,248,411
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 6.5%, 7/01/2034 (n)	1,970,000	2,032,847
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2035 (n)	1,430,000	1,440,272
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 6.75%, 7/01/2044 (n)	3,255,000	3,336,559
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2045 (n)	1,570,000	1,506,585
Phoenix, AZ, Industrial Development Authority, Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2046 (n)	3,935,000	3,757,219
Phoenix, AZ, Industrial Development Authority, Hotel Rev. (Provident Group - Falcon Properties LLC, Project), “A”, 4%, 12/01/2041 (n)	2,605,000	2,221,847
Phoenix, AZ, Industrial Development Authority, Hotel Rev. (Provident Group - Falcon Properties LLC, Project), “A”, 4%, 12/01/2051 (n)	8,630,000	6,838,234
Phoenix, AZ, Industrial Development Authority, Hotel Rev. (Provident Group - Falcon Properties LLC, Project), “A”, 4.15%, 12/01/2057 (n)	3,245,000	2,519,425

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Industrial Development Authority, Hotel Rev. (Provident Group - Falcon Properties LLC, Project), “B”, 5.75%, 12/15/2057 (n)	$8,330,000	$6,776,785
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC-Arizona State University Project), “A”, 5%, 7/01/2044	540,000	545,879
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC-Arizona State University Project), “A”, 5%, 7/01/2049	1,325,000	1,331,437
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing II LLC-Arizona State University Project), “A”, 5%, 7/01/2059	1,085,000	1,084,952
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2030	150,000	157,083
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2031	570,000	596,069
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2033	315,000	327,698
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2037	500,000	509,709
Phoenix, AZ, Industrial Development Authority, Student Housing Refunding Rev. (Downtown Phoenix Student Housing LLC-Arizona State University Project), “A”, 5%, 7/01/2042	555,000	557,587
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2034 (n)	730,000	736,282
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2039 (n)	655,000	655,106
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4%, 6/15/2041 (n)	510,000	431,136

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4%, 6/15/2041 (n)	$2,735,000	$2,312,072
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 5%, 6/15/2049 (n)	1,235,000	1,167,542
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4%, 6/15/2051 (n)	3,020,000	2,329,986
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4%, 6/15/2051 (n)	780,000	601,785
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4%, 6/15/2057 (n)	685,000	508,633
Pima County, AZ, Industrial Development Authority Education Facility Rev. (American Leadership Academy Project), 4%, 6/15/2057 (n)	3,420,000	2,539,452
Pima County, AZ, Industrial Development Authority Senior Living Rev. (La Posada at Pusch Ridge Project), “A”, 6.75%, 11/15/2042 (n)	1,825,000	1,905,761
Pima County, AZ, Industrial Development Authority Senior Living Rev. (La Posada at Pusch Ridge Project), “A”, 6.875%, 11/15/2052 (n)	5,160,000	5,358,351
Pima County, AZ, Industrial Development Authority Senior Living Rev. (La Posada at Pusch Ridge Project), “A”, 7%, 11/15/2057 (n)	2,320,000	2,407,816
Pima County, AZ, Industrial Development Authority Senior Living Rev. (La Posada at Pusch Ridge Project), “B3”, 5.125%, 11/15/2029 (n)	1,250,000	1,255,650
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 12/01/2032	2,940,000	3,207,054
		$156,592,827
Arkansas - 0.3%
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4%, 7/01/2028	$800,000	$784,708
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2033	1,620,000	1,610,628
Arkansas Development Finance Authority, Charter School Capital Improvement Rev. (LISA Academy Project), 4.5%, 7/01/2039	170,000	161,832
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2036	930,000	982,432
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2037	645,000	674,767

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arkansas - continued
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2039	$520,000	$539,292
Arkansas Development Finance Authority, Health Care Rev. (Baptist Memorial Health Care Corp.), “B-1”, 5%, 9/01/2040	570,000	587,492
Arkansas Development Finance Authority, Healthcare Facilities Rev. (Carti Surgery Center Project), “B”, 3%, 7/01/2032	180,000	157,781
Arkansas Development Finance Authority, Healthcare Facilities Rev. (Carti Surgery Center Project), “B”, 3.125%, 7/01/2036	520,000	418,415
Arkansas Development Finance Authority, Healthcare Facilities Rev. (Carti Surgery Center Project), “B”, 4.25%, 7/01/2041	195,000	179,566
Arkansas Development Finance Authority, Healthcare Facilities Rev. (Carti Surgery Center Project), “B”, 3.5%, 7/01/2046	1,185,000	815,096
Arkansas Development Finance Authority, Healthcare Facilities Rev. (Carti Surgery Center Project), “B”, 4%, 7/01/2052	850,000	705,929
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/2035	365,000	372,643
Arkansas Development Finance Authority, Hospital Rev. (Washington Regional Medical Center), “C”, 5%, 2/01/2033	540,000	553,334
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AAC, 0%, 7/01/2046	6,455,000	2,201,186
Pulaski County, AR, Public Facilities Board, Healthcare Rev. (Baptist Health), 5%, 12/01/2039 (Prerefunded 12/01/2024)	4,510,000	4,715,300
		$15,460,401
California - 6.7%
Acton-Agua Dulce, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 5/01/2039	$7,550,000	$3,871,805
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2031	2,060,000	1,615,699
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2032	2,095,000	1,585,865
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2033	4,185,000	3,050,490
California Community College Financing Authority Student Housing Rev. (NCCD - Napa Valley Properties LLC - Napa Valley College Project), “A”, 5.75%, 7/01/2060 (n)	12,810,000	12,789,674
California Community Housing Agency, Essential Housing Rev. (Aster), “A-1”, 4%, 2/01/2056 (n)	6,870,000	6,036,429
California Community Housing Agency, Essential Housing Rev. (Aster), “A-2”, 4%, 2/01/2043 (n)	6,945,000	5,994,227

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California County Tobacco Securitization Agency Settlement (Gold Country Settlement Funding Corp.), Capital Appreciation, “B-2”, 0%, 6/01/2055	$8,415,000	$1,868,060
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 5%, 6/01/2032	160,000	175,175
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 4%, 6/01/2035	210,000	212,522
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 4%, 6/01/2037	340,000	339,250
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 4%, 6/01/2038	145,000	143,844
California County Tobacco Securitization Agency Settlement (Los Angeles County Securitization Corp.), “A”, 4%, 6/01/2039	185,000	181,939
California Health Facilities Financing Authority Rev. (CommonSpirit Health), “A”, 4%, 4/01/2049	1,005,000	933,510
California Housing Finance Agency Municipal Certificates, “X”, 0.76%, 8/20/2036 (i)(n)	27,076,964	1,509,679
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/2034	1,135,000	1,465,716
California Municipal Finance Authority Rev. (California Baptist University), “A”, 5%, 11/01/2046 (n)	4,500,000	4,462,577
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2042	1,385,000	1,441,188
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), 5%, 11/01/2035	475,000	483,471
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2036	1,370,000	1,397,833
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2041	1,265,000	1,286,491
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2047	210,000	213,291
California Municipal Finance Authority Rev. (Partnerships to Uplift Communities Project), “A”, 5%, 8/01/2032	1,585,000	1,546,410
California Municipal Finance Authority Rev. (William Jessup University), 5%, 8/01/2039	6,550,000	6,307,772
California Municipal Finance Authority Rev. (William Jessup University), 5%, 8/01/2048	2,325,000	2,122,131
California Municipal Finance Authority, Charter School Lease Rev. (Palmdale Aerospace Academy Project), “A”, 3.875%, 7/01/2028 (n)	1,000,000	963,249
California Municipal Finance Authority, Charter School Lease Rev. (Palmdale Aerospace Academy Project), “A”, 5%, 7/01/2049 (n)	1,600,000	1,439,913

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Municipal Finance Authority, COP (Palomar Health), “A”, AGM, 5.25%, 11/01/2052	$3,370,000	$3,652,899
California Municipal Finance Authority, Multi-Family Housing Rev. (CityView Apartments), “A”, 4%, 11/01/2036 (n)	2,120,000	1,968,345
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis II LLC - Orchard Park Student Housing Project), BAM, 4%, 5/15/2033	310,000	323,939
California Municipal Finance Authority, Student Housing Rev. (CHF-Davis II LLC - Orchard Park Student Housing Project), BAM, 4%, 5/15/2038	425,000	426,876
California Municipal Special Finance Agency XII, Essential Housing Rev. (Allure Apartments), “A-1”, 3.25%, 2/01/2057 (n)	1,650,000	1,173,042
California Municipal Special Finance Agency, Essential Housing Rev. (Solana at Grand), “A-1”, 4%, 8/01/2056 (n)	3,380,000	2,967,311
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 7.5%, 7/01/2032 (a)(d)(z)	2,250,000	112,500
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 8%, 7/01/2039 (a)(d)(z)	11,405,000	570,250
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 7.5%, 12/01/2039 (a)(d)(z)	12,890,000	644,500
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2033	215,000	226,348
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2037	435,000	449,234
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2047	435,000	438,976
California Public Finance Authority, Senior Living Refunding Rev. (Enso Village Project), “A”, 5%, 11/15/2046 (n)	4,770,000	4,274,866
California Public Finance Authority, Senior Living Refunding Rev. (Enso Village Project), “A”, 5%, 11/15/2051 (n)	2,350,000	2,073,275
California Public Finance Authority, Senior Living Refunding Rev. (Enso Village Project), “A”, 5%, 11/15/2056 (n)	3,445,000	2,983,900
California Public Finance Authority, Senior Living Rev. (Enso Village Project), “A”, 5%, 11/15/2036 (n)	1,670,000	1,616,538
California Public Finance Authority, Senior Living Rev. (Enso Village Project), “B-1”, 3.125%, 5/15/2029 (n)	2,200,000	1,973,106
California Public Finance Authority, Senior Living Rev. (Enso Village Project), “B-2”, 2.375%, 11/15/2028 (n)	1,465,000	1,379,311
California Public Finance Authority, Senior Living Rev. (Enso Village Project), “B-3”, 2.125%, 11/15/2027 (n)	2,230,000	2,111,971
California School Finance Authority, Charter School Refunding Rev. (Aspire Public Schools), 5%, 8/01/2036 (Prerefunded 8/01/2025) (n)	75,000	79,898

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California School Finance Authority, Charter School Refunding Rev. (Aspire Public Schools), 5%, 8/01/2036 (n)	$790,000	$806,556
California School Finance Authority, Charter School Refunding Rev. (Aspire Public Schools), 5%, 8/01/2041 (Prerefunded 8/01/2025) (n)	50,000	53,265
California School Finance Authority, Charter School Refunding Rev. (Aspire Public Schools), 5%, 8/01/2041 (n)	625,000	632,487
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), “A”, 4%, 8/01/2061 (n)	1,145,000	955,405
California School Finance Authority, Charter School Rev. (Downtown Prep), 5%, 6/01/2046 (n)	1,325,000	1,245,652
California School Finance Authority, Charter School Rev. (Hawking STEAM Charter School Project)., “A”, 5%, 7/01/2042 (n)	1,610,000	1,598,074
California School Finance Authority, Charter School Rev. (Hawking STEAM Charter School Project)., “A”, 5.25%, 7/01/2052 (n)	2,000,000	1,988,036
California School Finance Authority, Charter School Rev. (Hawking STEAM Charter School Project)., “A”, 5.375%, 7/01/2056 (n)	995,000	996,820
California School Finance Authority, Charter School Rev. (Hawking STEAM Charter School Project)., “A”, 5.5%, 7/01/2062 (n)	1,775,000	1,785,378
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2024 (n)	730,000	737,340
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2025 (n)	760,000	773,034
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2030 (n)	435,000	451,588
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2045 (n)	1,150,000	1,164,051
California School Finance Authority, School Facility Rev. (Green Dot Public Schools California Projects), “A”, 5%, 8/01/2048 (n)	750,000	759,414
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 4.75%, 10/01/2024	140,000	140,884
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 5.625%, 10/01/2034	575,000	581,724

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 5.875%, 10/01/2044	$545,000	$551,526
California School Finance Authority, School Facility Rev. (ICEF View Park Elementary and Middle Schools), “A”, 6%, 10/01/2049	1,320,000	1,337,773
California School Finance Authority, School Facility Rev. (KIPP LA Projects), “A”, 5.125%, 7/01/2044	430,000	434,504
California School Finance Authority, School Facility Rev. (KIPP LA Projects), “A”, 4%, 7/01/2050 (n)	3,360,000	3,014,707
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.25%, 11/01/2044 (n)	760,000	654,078
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.375%, 11/01/2049 (n)	945,000	810,896
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.125%, 11/01/2023	100,000	100,821
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5%, 11/01/2032 (n)	1,370,000	1,411,882
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 6.125%, 11/01/2033	1,600,000	1,625,969
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5%, 11/01/2041 (n)	2,045,000	2,054,269
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 6.375%, 11/01/2043	1,335,000	1,354,059
California Statewide Communities Development Authority Rev. (Enloe Medical Center), “A”, AGM, 5.25%, 8/15/2052	2,635,000	2,850,268
California Statewide Communities Development Authority Rev. (Enloe Medical Center), “A”, AGM, 5.375%, 8/15/2057	2,515,000	2,724,775
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.125%, 11/01/2023	155,000	155,795
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.625%, 11/01/2033	780,000	785,003
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.875%, 11/01/2043	1,315,000	1,322,546
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2034	3,400,000	3,496,691
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5%, 12/01/2041 (n)	3,000,000	3,009,142
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5%, 12/01/2046 (n)	11,095,000	10,810,272
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.5%, 12/01/2058	8,600,000	8,714,377

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5%, 7/01/2029 (n)	$880,000	$870,936
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2039 (n)	725,000	691,965
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2049 (n)	2,550,000	2,326,235
California Statewide Communities Development Authority, College Housing Rev. (NCCD-Hooper Street LLC College of the Arts Project), 5.25%, 7/01/2052 (n)	1,280,000	1,156,183
California Statewide Communities Development Authority, Essential Housing Rev. (City of Orange Portfolio), “B”, 4%, 3/01/2057 (n)	2,630,000	1,992,872
California Statewide Communities Development Authority, Essential Housing Rev. (Oceanaire-Long Beach), “A-2”, 4%, 9/01/2056 (n)	4,795,000	3,957,885
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, AGM, 0%, 8/01/2030	4,785,000	3,843,264
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, AGM, 0%, 8/01/2031	4,280,000	3,320,545
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, AGM, 0%, 8/01/2032	3,010,000	2,250,954
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B-1”, 3.85%, 6/01/2050	28,000,000	25,362,058
Lake Tahoe, CA, Unified School District (Election of 2008), Convertible Capital Appreciation, AGM, 0% to 8/01/2032, 6.375% to 8/01/2045	4,240,000	3,476,168
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/2035	450,000	464,279
Los Angeles County, CA, Rio Hondo Community College District, “C”, Convertible Capital Appreciation, 0% to 8/01/2024, 6.85% to 8/01/2042	10,000,000	11,978,150
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2036	1,955,000	2,158,397
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2037	1,455,000	1,595,212
Los Angeles, CA, Department of Airports Refunding Rev. (Los Angeles International), “A”, 5%, 5/15/2040	2,400,000	2,599,961
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2034	660,000	716,524

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2036	$775,000	$829,863
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2037	970,000	1,032,792
Merced, CA, Union High School District, Capital Appreciation, “A”, AGM, 0%, 8/01/2030	645,000	521,515
Modesto, CA, Elementary School District General Obligation, “B”, 3%, 8/01/2046	1,735,000	1,420,655
Modesto, CA, Elementary School District General Obligation, “B”, 3%, 8/01/2050	1,080,000	860,307
Morongo Band of Mission Indians California Rev., “A”, 5%, 10/01/2042 (n)	4,180,000	4,216,840
Morongo Band of Mission Indians California Rev., “B”, 5%, 10/01/2042 (n)	3,605,000	3,636,772
Mount San Antonio, CA, Community College District Rev. (Election of 2008), Convertible Capital Appreciation, “A”, 0% to 8/01/2028, 6.25% to 8/01/2043	7,025,000	6,540,415
Oceanside, CA, Unified School District General Obligation, Capital Appreciation, “A”, AGM, 0%, 8/01/2027	1,585,000	1,411,044
Oceanside, CA, Unified School District General Obligation, Capital Appreciation, “A”, AGM, 0%, 8/01/2029	3,170,000	2,650,375
Oceanside, CA, Unified School District General Obligation, Capital Appreciation, “A”, AGM, 0%, 8/01/2030	4,050,000	3,272,207
Oceanside, CA, Unified School District General Obligation, Capital Appreciation, “A”, ETM, AGM, 0%, 8/01/2024	380,000	366,298
Oceanside, CA, Unified School District General Obligation, Capital Appreciation, “A”, ETM, AGM, 0%, 8/01/2027	205,000	184,321
Oceanside, CA, Unified School District General Obligation, Capital Appreciation, “A”, ETM, AGM, 0%, 8/01/2027	100,000	89,913
Oceanside, CA, Unified School District General Obligation, Capital Appreciation, “A”, ETM, AGM, 0%, 8/01/2027	180,000	161,843
Oceanside, CA, Unified School District General Obligation, Capital Appreciation, “A”, ETM, AGM, 0%, 8/01/2029	400,000	342,574
Oceanside, CA, Unified School District General Obligation, Capital Appreciation, “A”, ETM, AGM, 0%, 8/01/2029	285,000	244,084
Oceanside, CA, Unified School District General Obligation, Capital Appreciation, “A”, ETM, AGM, 0%, 8/01/2029	170,000	145,594
Oceanside, CA, Unified School District General Obligation, Capital Appreciation, “A”, ETM, AGM, 0%, 8/01/2030	235,000	196,343
Oceanside, CA, Unified School District General Obligation, Capital Appreciation, “A”, ETM, AGM, 0%, 8/01/2030	170,000	142,035
Palomar Health, CA, Refunding Rev., 5%, 11/01/2042	10,000,000	10,217,689

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Pomona, CA, Unified School District, General Obligation, “F”, BAM, 3%, 8/01/2048	$940,000	$759,509
Sacramento County, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Capital Appreciation, “A-1”, 0%, 6/01/2060	18,750,000	3,324,546
San Diego County, CA, Regional Airport Authority Rev., “B”, 4%, 7/01/2046	2,095,000	2,012,223
San Francisco, CA, City & County Redevelopment Successor Agency, Community Facilities District No. 6 (Mission Bay South Public Improvements), Capital Appreciation, “A”, 0%, 8/01/2043	8,725,000	2,641,331
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “A”, 5%, 8/01/2043	225,000	232,633
Tulare and Kings Counties, CA, College of the Sequoias Community District (Area Improvement District No. 3), “E”, 3%, 8/01/2051	2,070,000	1,627,320
University of California, Hastings Campus Housing Finance Authority, Campus Housing Rev., “A”, 5%, 7/01/2045 (n)	8,810,000	7,663,064
University of California, Hastings Campus Housing Finance Authority, Campus Housing Rev., “A”, 5%, 7/01/2061 (n)	9,125,000	7,493,610
University of California, Hastings Campus Housing Finance Authority, Campus Housing Rev., Convertible Capital Appreciation, “B”, 0% to 7/01/2035, 6.75% to 7/01/2061 (n)	12,970,000	4,506,700
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, AGM, 0%, 8/01/2029	3,665,000	3,044,666
		$295,325,025
Colorado - 2.0%
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2027	$73,000	$78,683
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2028	70,000	75,443
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2029	70,000	75,419
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2030	124,000	141,154
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2031	129,000	146,683
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2032	140,000	158,844
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/15/2032	90,000	96,856
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2033	140,000	158,329

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2034	$160,000	$179,653
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2035	56,000	62,266
Arvada, CO, Vauxmont Metropolitan District Rev., AGM, 5%, 12/01/2050	676,000	706,229
Colorado Educational & Cultural Facilities Authority Rev. (Classical Academy Project), “A”, 5%, 12/01/2038	895,000	913,035
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2029	305,000	310,627
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2039	560,000	566,124
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2044	395,000	398,685
Colorado Educational & Cultural Facilities Authority Rev. (Littleton Preparatory Charter School Project), 5%, 12/01/2033	450,000	450,070
Colorado Educational & Cultural Facilities Authority Rev. (Littleton Preparatory Charter School Project), 5%, 12/01/2042	1,120,000	1,096,476
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 5%, 7/15/2037	490,000	490,767
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2030	350,000	360,419
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2034	350,000	359,325
Colorado Educational & Cultural Facilities Authority Rev. (Science, Technology, Engineering and Math School Project), 5%, 11/01/2044	1,770,000	1,773,670
Colorado Educational & Cultural Facilities Authority Rev. (Science, Technology, Engineering and Math School Project), 5.125%, 11/01/2049	1,530,000	1,534,228
Colorado Educational & Cultural Facilities Authority Rev. (Stargate Charter School Project), “A”, 4%, 12/01/2048	4,310,000	3,892,311
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2038	295,000	309,096
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2048	350,000	359,945
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 5%, 4/01/2053	365,000	374,330
Colorado Educational & Cultural Facilities Authority Rev. (University Lab School Project), 5%, 12/15/2035	2,000,000	2,064,476
Colorado Educational & Cultural Facilities Authority Rev. (University Lab School Project), 5%, 12/15/2045	2,675,000	2,727,168

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Educational & Cultural Facilities Authority, Charter School Refunding and Improvement Rev. (Thomas MacLaren State Charter School Project), “A”, 5%, 6/01/2035	$570,000	$617,250
Colorado Educational & Cultural Facilities Authority, Charter School Refunding Rev. (Windsor Charter Academy Project), 4%, 9/01/2050	515,000	484,762
Colorado Educational & Cultural Facilities Authority, Charter School Refunding Rev. (Windsor Charter Academy Project), 4%, 9/01/2055	925,000	849,365
Colorado Educational & Cultural Facilities Authority, Charter School Rev. (Aspen View Academy Project), 4%, 5/01/2036	175,000	165,227
Colorado Educational & Cultural Facilities Authority, Charter School Rev. (Aspen View Academy Project), 4%, 5/01/2041	175,000	156,573
Colorado Educational & Cultural Facilities Authority, Charter School Rev. (Aspen View Academy Project), 4%, 5/01/2051	350,000	293,916
Colorado Educational & Cultural Facilities Authority, Charter School Rev. (Aspen View Academy Project), 4%, 5/01/2061	610,000	490,713
Colorado Educational & Cultural Facilities Authority, Charter School Rev. (James Irwin Educational Foundation Project), 5%, 9/01/2052	750,000	774,110
Colorado Educational & Cultural Facilities Authority, Charter School Rev. (James Irwin Educational Foundation Project), 5%, 9/01/2057	1,750,000	1,786,086
Colorado Educational & Cultural Facilities Authority, Charter School Rev. (James Irwin Educational Foundation Project), 5%, 9/01/2062	2,200,000	2,228,441
Colorado Educational & Cultural Facilities Authority, Charter School Rev. (New Summit Charter Academy Project), “A”, 4%, 7/01/2031 (n)	450,000	436,825
Colorado Educational & Cultural Facilities Authority, Charter School Rev. (New Summit Charter Academy Project), “A”, 4%, 7/01/2041 (n)	600,000	512,135
Colorado Educational & Cultural Facilities Authority, Charter School Rev. (New Summit Charter Academy Project), “A”, 4%, 7/01/2051 (n)	715,000	557,438
Colorado Educational & Cultural Facilities Authority, Charter School Rev. (New Summit Charter Academy Project), “A”, 4%, 7/01/2061 (n)	2,030,000	1,506,817
Colorado Health Facilities Authority Rev. (American Baptist Homes), 8%, 8/01/2043	2,975,000	3,017,415
Colorado Health Facilities Authority Rev. (Christian Living Neighborhoods), 4%, 1/01/2042	2,635,000	2,006,650

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A”, 5.5%, 11/01/2047	$3,210,000	$3,480,333
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A”, 5.25%, 11/01/2052	4,870,000	5,146,955
Colorado Health Facilities Authority Rev. (CommonSpirit Health), “A-2”, 4%, 8/01/2049	2,000,000	1,880,566
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), 5.625%, 6/01/2043 (Prerefunded 6/01/2023)	825,000	832,925
Colorado Health Facilities Authority Rev. (Frasier Project), “A”, 4%, 5/15/2041 (w)	1,375,000	1,114,549
Colorado Health Facilities Authority Rev. (Frasier Project), “A”, 4%, 5/15/2048 (w)	2,100,000	1,577,111
Colorado Housing & Finance Authority Rev., Single Family Mortgage Class I, “C”, 4.75%, 5/01/2049 (u)	4,960,000	5,096,851
Colorado Regional Transportation District (Denver Transit Partners Eagle P3 Project), “A”, 5%, 7/15/2032	420,000	465,117
Colorado Regional Transportation District (Denver Transit Partners Eagle P3 Project), “A”, 4%, 1/15/2033	395,000	406,273
Colorado Regional Transportation District (Denver Transit Partners Eagle P3 Project), “A”, 4%, 7/15/2033	395,000	408,216
Colorado Regional Transportation District (Denver Transit Partners Eagle P3 Project), “A”, 4%, 7/15/2034	790,000	805,838
Colorado Regional Transportation District (Denver Transit Partners Eagle P3 Project), “A”, 4%, 7/15/2036	660,000	659,003
Colorado Regional Transportation District (Denver Transit Partners Eagle P3 Project), “A”, 4%, 7/15/2038	470,000	462,200
Denver, CO, City & County Airport System Rev., “A”, 4.125%, 11/15/2047	3,360,000	3,333,554
Denver, CO, City & County Airport System Rev., “A”, 4.125%, 11/15/2053	3,150,000	3,072,352
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2035	1,070,000	1,092,160
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2036	675,000	685,568
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2040	1,800,000	1,811,915
Denver, CO, Health & Hospital Authority Rev. (550 Acoma, Inc.), COP, 5%, 12/01/2048	2,670,000	2,687,534
Denver, CO, Health & Hospital Authority Rev., “A”, 5%, 12/01/2039	3,660,000	3,678,145
Denver, CO, Health & Hospital Authority Rev., “A”, 5.25%, 12/01/2045	795,000	801,186

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Loretto Heights, CO, Community Authority Special Rev., 4.875%, 12/01/2051 (n)	$14,945,000	$11,797,511
Tallyn's Reach, CO, Metropolitan District No. 3, 5%, 12/01/2033 (Prerefunded 12/01/2023)	358,000	365,134
		$87,405,030
Connecticut - 1.0%
Connecticut Health & Educational Facilities Authority Rev. (Griffin Hospital), “G-1”, 5%, 7/01/2039 (n)	$900,000	$895,163
Connecticut Health & Educational Facilities Authority Rev. (Griffin Hospital), “G-1”, 5%, 7/01/2050 (n)	2,250,000	2,169,221
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2043	8,535,000	8,258,903
Connecticut Health & Educational Facilities Authority Rev. (McLean Issue), “A”, 5%, 1/01/2030 (n)	500,000	506,687
Connecticut Health & Educational Facilities Authority Rev. (McLean Issue), “A”, 5%, 1/01/2045 (n)	1,500,000	1,443,889
Connecticut Health & Educational Facilities Authority Rev. (McLean Issue), “A”, 5%, 1/01/2055 (n)	2,800,000	2,614,237
Great Pond, CT, Improvement District Special Obligation Rev. (Great Pond Phase II Project), 5.5%, 10/01/2042 (n)	2,120,000	2,140,186
Great Pond, CT, Improvement District Special Obligation Rev. (Great Pond Phase II Project), 5.75%, 10/01/2052 (n)	5,740,000	5,794,046
Mohegan Tribal Finance Authority, CT, Economic Development Bonds, 7%, 2/01/2045 (n)	18,190,000	18,222,487
Steel Point Infrastructure Improvement District, CT, Special Obligation Rev. (Steel Point Harbor Project), 4%, 4/01/2031 (n)	155,000	147,402
Steel Point Infrastructure Improvement District, CT, Special Obligation Rev. (Steel Point Harbor Project), 4%, 4/01/2036 (n)	255,000	229,921
Steel Point Infrastructure Improvement District, CT, Special Obligation Rev. (Steel Point Harbor Project), 4%, 4/01/2041 (n)	300,000	255,227
Steel Point Infrastructure Improvement District, CT, Special Obligation Rev. (Steel Point Harbor Project), 4%, 4/01/2051 (n)	860,000	678,352
		$43,355,721

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Delaware - 0.4%
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 4.625%, 9/01/2034 (Prerefunded 9/01/2024)	$1,105,000	$1,141,826
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 5%, 9/01/2044 (Prerefunded 9/01/2024)	1,030,000	1,070,277
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 5%, 9/01/2049 (Prerefunded 9/01/2024)	1,210,000	1,257,315
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), “A”, 5%, 9/01/2036	285,000	295,896
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), “A”, 5%, 9/01/2046	620,000	630,568
Delaware Economic Development Authority, Charter School Rev. (Aspira of Delaware Charter Operations, Inc. Project), “A”, 5%, 6/01/2036	920,000	927,230
Delaware Economic Development Authority, Charter School Rev. (Aspira of Delaware Charter Operations, Inc. Project), “A”, 5%, 6/01/2046	1,635,000	1,595,298
Delaware Health Facilities Authority Rev. (Beebe Medical Center Project), 5%, 6/01/2043	4,230,000	4,373,639
Delaware Health Facilities Authority Rev. (Beebe Medical Center Project), 5%, 6/01/2048	2,115,000	2,161,182
Kent County, DE, Student Housing and Dining Facility Rev. (CHF-Dover LLC-Delaware State University Project), “A”, 5%, 7/01/2040	750,000	751,261
Kent County, DE, Student Housing and Dining Facility Rev. (CHF-Dover LLC-Delaware State University Project), “A”, 5%, 7/01/2048	1,025,000	987,829
Kent County, DE, Student Housing and Dining Facility Rev. (CHF-Dover LLC-Delaware State University Project), “A”, 5%, 7/01/2058	1,165,000	1,093,467
Kent County, DE, Student Housing and Dining Facility Rev. (CHF-Dover, LLC-Delaware State University Project), “A”, 5%, 7/01/2053	895,000	849,446
		$17,135,234

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
District of Columbia - 0.6%
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2039 (n)	$2,090,000	$2,093,079
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2049 (n)	1,330,000	1,260,967
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2051 (n)	1,000,000	942,222
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2056 (n)	1,680,000	1,569,143
District of Columbia Rev. (Rocketship D.C.), “A”, 5%, 6/01/2061 (n)	1,100,000	1,012,413
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2030	1,745,000	1,745,227
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2035	5,605,000	5,604,979
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2045	9,810,000	9,678,400
District of Columbia, Tobacco Settlement, 6.75%, 5/15/2040	885,000	913,157
Metropolitan Washington, D.C., Airport Authority, Dulles Toll Road Rev. (Dulles Metrorail and Capital Improvement Projects), “A”, AGM, 4%, 10/01/2052	2,670,000	2,597,336
		$27,416,923
Florida - 6.7%
Alachua County, FL, Health Facilities Authority, Continuing Care Retirement Community Rev. (Oak Hammock, Inc. at the University of Florida), 4%, 10/01/2040	$645,000	$548,230
Alachua County, FL, Health Facilities Authority, Continuing Care Retirement Community Rev. (Oak Hammock, Inc. at the University of Florida), 4%, 10/01/2046	860,000	690,359
Arborwood Community Development District, FL, Capital Improvement Refunding Rev. (Subordinate Lien), “A-2”, 4.125%, 5/01/2023	125,000	124,978
Arborwood Community Development District, FL, Capital Improvement Refunding Rev. (Subordinate Lien), “A-2”, 4.625%, 5/01/2028	685,000	689,731
Arborwood Community Development District, FL, Capital Improvement Refunding Rev. (Subordinate Lien), “A-2”, 5%, 5/01/2036	865,000	869,453
Arborwood Community Development District, FL, Capital Improvement Rev., “A-1”, 6.9%, 5/01/2036	240,000	240,787
Arborwood Community Development District, FL, Capital Improvement Rev., “A-2”, 6.9%, 5/01/2036	20,000	20,018

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Bellalago, FL, Educational Facilities Benefit District Capital Improvement Refunding Rev., 4.375%, 5/01/2030	$690,000	$700,290
Bellalago, FL, Educational Facilities Benefit District Capital Improvement Refunding Rev., 4.5%, 5/01/2033	320,000	323,779
Capital Region Community Development District, FL, Capital Improvement Rev., “A-1”, 4.125%, 5/01/2023	105,000	104,982
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 5.5%, 5/15/2025 (a)(d)(z)	300,000	174,000
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 6.25%, 5/15/2035 (a)(d)(z)	300,000	174,000
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 7.75%, 5/15/2035 (a)(d)(z)	1,055,000	611,900
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 8.125%, 5/15/2044 (a)(d)(z)	10,590,000	6,142,200
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 6.5%, 5/15/2049 (a)(d)(z)	805,000	466,900
Creekside Community Development District, FL, Special Assessment, 5.2%, 5/01/2038 (a)(d)	1,400,000	630,000
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2024	575,000	590,309
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2025	670,000	702,312
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2036	825,000	858,975
Florida Capital Region Community Development District, Capital Improvement Rev., “A-1”, 4.625%, 5/01/2028	400,000	402,798
Florida Capital Region Community Development District, Capital Improvement Rev., “A-1”, 5.125%, 5/01/2039	2,735,000	2,748,513
Florida Capital Trust Agency, Educational Facilities Rev. (Florida Charter Educational Foundation, Inc. Project), “A”, 4.5%, 6/15/2028 (n)	985,000	971,108
Florida Capital Trust Agency, Educational Facilities Rev. (Florida Charter Educational Foundation, Inc. Project), “A”, 5.375%, 6/15/2038 (n)	1,005,000	998,185
Florida Capital Trust Agency, Educational Facilities Rev. (Florida Charter Educational Foundation, Inc. Project), “A”, 5.375%, 6/15/2048 (n)	1,700,000	1,606,665

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida Capital Trust Agency, Educational Facilities Rev. (Imagine School at North Manatee Project), “A”, 3.25%, 6/01/2031 (n)	$240,000	$207,639
Florida Capital Trust Agency, Educational Facilities Rev. (Imagine School at North Manatee Project), “A”, 5%, 6/01/2041 (n)	325,000	302,453
Florida Capital Trust Agency, Educational Facilities Rev. (Imagine School at North Manatee Project), “A”, 5%, 6/01/2056 (n)	900,000	788,294
Florida Capital Trust Agency, Educational Facilities Rev. (Imagine School at North Manatee Project), “C”, 5%, 6/01/2041 (n)	230,000	214,044
Florida Capital Trust Agency, Educational Facilities Rev. (Imagine School at North Manatee Project), “C”, 5%, 6/01/2056 (n)	520,000	455,459
Florida Capital Trust Agency, Educational Facilities Rev. (Liza Jackson Preparatory School, Inc. Project), “A”, 4%, 8/01/2030	115,000	116,471
Florida Capital Trust Agency, Educational Facilities Rev. (Liza Jackson Preparatory School, Inc. Project), “A”, 5%, 8/01/2040	165,000	170,128
Florida Capital Trust Agency, Educational Facilities Rev. (Liza Jackson Preparatory School, Inc. Project), “A”, 5%, 8/01/2055	515,000	520,151
Florida Capital Trust Agency, Educational Facilities Rev. (Renaissance Charter School, Inc. Project), “A”, 5%, 6/15/2039 (n)	3,090,000	2,953,359
Florida Capital Trust Agency, Educational Facilities Rev. (Renaissance Charter School, Inc. Project), “A”, 5%, 6/15/2049 (n)	11,995,000	10,810,525
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 4%, 10/15/2029 (n)	450,000	437,334
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2037 (n)	510,000	505,250
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2039 (n)	1,130,000	1,108,597
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2047 (n)	1,180,000	1,115,935
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2049 (n)	1,860,000	1,750,277
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2052 (n)	1,295,000	1,209,618
Florida Capital Trust Agency, Educational Facilities Rev. (Viera Charter Schools, Inc. Project), “A”, 5%, 10/15/2054 (n)	1,345,000	1,250,208
Florida Development Finance Corp. Educational Facilities Rev. (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project), “A”, 3%, 7/01/2031 (n)	175,000	159,890
Florida Development Finance Corp. Educational Facilities Rev. (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project), “A”, 4%, 7/01/2051 (n)	1,005,000	795,600

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida Development Finance Corp. Educational Facilities Rev. (Florida Charter Educational Foundation, Inc. Project), “A”, 6.25%, 6/15/2036 (n)	$1,155,000	$1,202,081
Florida Development Finance Corp. Educational Facilities Rev. (Florida Charter Educational Foundation, Inc. Project), “A”, 6.375%, 6/15/2046 (n)	1,980,000	2,040,433
Florida Development Finance Corp. Educational Facilities Rev. (Imagine School at Broward Project), “A”, 5%, 12/15/2034 (n)	525,000	561,027
Florida Development Finance Corp. Educational Facilities Rev. (Imagine School at Broward Project), “A”, 5%, 12/15/2039 (n)	610,000	635,202
Florida Development Finance Corp. Educational Facilities Rev. (Imagine School at Broward Project), “A”, 5%, 12/15/2049 (n)	4,340,000	4,460,783
Florida Development Finance Corp. Educational Facilities Rev. (Mater Academy Projects), “A”, 5%, 6/15/2052	1,135,000	1,109,100
Florida Development Finance Corp. Educational Facilities Rev. (Mater Academy Projects), “A”, 5%, 6/15/2056	1,660,000	1,605,185
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6.125%, 6/15/2044	5,000,000	5,087,119
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “C”, 4%, 9/15/2030 (n)	240,000	219,085
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “C”, 5%, 9/15/2040 (n)	550,000	490,095
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “C”, 5%, 9/15/2050 (n)	1,080,000	891,162
Florida Development Finance Corp. Educational Facilities Rev. (River City Science Academy Projects), “A”, 4%, 7/01/2035	175,000	170,605
Florida Development Finance Corp. Educational Facilities Rev. (River City Science Academy Projects), “A”, 4%, 7/01/2045	320,000	280,330
Florida Development Finance Corp. Educational Facilities Rev. (River City Science Academy Projects), “A”, 4%, 7/01/2055	445,000	372,113
Florida Development Finance Corp. Educational Facilities Rev. (River City Science Academy Projects), “A-1”, 5%, 7/01/2042	220,000	226,414
Florida Development Finance Corp. Educational Facilities Rev. (River City Science Academy Projects), “A-1”, 5%, 7/01/2051	200,000	202,489
Florida Development Finance Corp. Educational Facilities Rev. (River City Science Academy Projects), “A-1”, 5%, 2/01/2057	235,000	236,229
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6%, 6/15/2037 (n)	1,510,000	1,442,746
Florida Development Finance Corp. Educational Facilities Rev. (Southwest Charter Foundation, Inc. Project), “A”, 6.125%, 6/15/2047 (n)	4,365,000	4,021,064

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida Development Finance Corp. Senior Living Rev. (Glenridge on Palmer Ranch Project), 5%, 6/01/2031 (n)	$430,000	$418,550
Florida Development Finance Corp. Senior Living Rev. (Glenridge on Palmer Ranch Project), 5%, 6/01/2035 (n)	330,000	312,512
Florida Development Finance Corp. Senior Living Rev. (Glenridge on Palmer Ranch Project), 5%, 6/01/2051 (n)	11,890,000	9,845,189
Florida Development Finance Corp. Senior Living Rev. (Mayflower Retirement Community Project), “A”, 4%, 6/01/2036 (n)	2,905,000	2,423,973
Florida Development Finance Corp. Senior Living Rev. (Mayflower Retirement Community Project), “A”, 5.125%, 6/01/2040 (n)	3,760,000	3,579,252
Florida Development Finance Corp. Senior Living Rev. (Mayflower Retirement Community Project), “A”, 4%, 6/01/2041 (n)	2,730,000	2,143,127
Florida Development Finance Corp. Senior Living Rev. (Mayflower Retirement Community Project), “A”, 4%, 6/01/2046 (n)	3,755,000	2,783,985
Florida Development Finance Corp. Senior Living Rev. (Mayflower Retirement Community Project), “A”, 5.25%, 6/01/2050 (n)	7,500,000	6,946,881
Florida Development Finance Corp. Senior Living Rev. (Mayflower Retirement Community Project), “A”, 4%, 6/01/2055 (n)	840,000	584,161
Florida Development Finance Corp. Senior Living Rev. (Mayflower Retirement Community Project), “B-1”, 2.375%, 6/01/2027 (n)	435,000	392,118
Florida Development Finance Corp. Senior Living Rev. (Mayflower Retirement Community Project), “B-2”, 1.75%, 6/01/2026 (n)	435,000	394,223
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2031	1,235,000	1,332,899
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2033	1,700,000	1,819,542
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2034	1,395,000	1,482,975
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2035	780,000	821,655
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 5%, 10/01/2036	1,070,000	1,119,673
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2037	1,490,000	1,405,161

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2038	$2,030,000	$1,895,768
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2039	2,420,000	2,241,998
Florida Higher Educational Facilities Financing Authority Rev. (Florida Institute of Technology), 4%, 10/01/2044	3,480,000	3,115,931
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 4.5%, 6/01/2033 (n)	2,220,000	2,129,418
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 4.75%, 6/01/2038 (n)	2,070,000	1,924,644
Florida Higher Educational Facilities Financing Authority Rev. (Jacksonville University Project), “A”, 5%, 6/01/2048 (n)	3,195,000	2,873,221
Florida Housing Finance Corp., Homeowner Mortgage Rev., “1”, 4%, 7/01/2049 (u)	2,650,000	2,671,825
Hillsborough County FL, Industrial Development Authority, Hospital Rev. (Tampa General Hospital Project), “A”, 4%, 8/01/2055	2,315,000	2,122,287
Jacksonville, FL, Cypress Bluff Community Development District, 3.75%, 5/01/2024	440,000	437,130
Jacksonville, FL, Cypress Bluff Community Development District, 4.125%, 5/01/2029	1,265,000	1,251,841
Jacksonville, FL, Cypress Bluff Community Development District, 4.9%, 5/01/2039	3,595,000	3,538,661
Jacksonville, FL, Cypress Bluff Community Development District, 5.1%, 5/01/2048	2,600,000	2,545,576
Jacksonville, FL, Educational Facilities Rev. (Jacksonville University Project), “B”, 5%, 6/01/2053 (n)	2,345,000	2,066,369
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.25%, 5/01/2025	415,000	415,141
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2035	1,295,000	1,298,307
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2045	2,305,000	2,192,399
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood National and Polo Run Projects), 5.375%, 5/01/2047	2,820,000	2,825,791
Legends Bay Community Development District, FL, “A”, 5.875%, 5/01/2038	920,000	920,652
Live Oak Lake Community Development District, FL, Capital Improvement Rev., 4.5%, 5/01/2036	3,955,000	3,810,323
Live Oak Lake Community Development District, FL, Capital Improvement Rev., 4.625%, 5/01/2047	2,720,000	2,447,887

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Marshall Creek, FL, Community Development District Rev. (St. John's County), “A”, 5%, 5/01/2032	$1,365,000	$1,373,388
Martin County, FL, Health Facilities Authority Hospital Rev. (Cleveland Clinic Health System), “A”, 4%, 1/01/2046	3,540,000	3,483,308
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), “B”, 4%, 11/15/2046	2,000,000	1,846,974
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), “B”, 4%, 11/15/2051	2,530,000	2,303,964
Miami-Dade County, FL, Industrial Development Authority Rev. (Doral Academy Project), 5%, 1/15/2032	1,000,000	1,044,292
Miami-Dade County, FL, Industrial Development Authority Rev. (Doral Academy Project), 5%, 1/15/2037	1,215,000	1,237,393
Miami-Dade County, FL, Industrial Development Authority Rev. (Doral Academy Project), 5%, 1/15/2048	4,185,000	4,197,964
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5%, 9/15/2024	205,000	208,019
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5.25%, 9/15/2044	2,895,000	2,948,323
Miami-Dade County, FL, Rickenbacker Causeway Rev., 5%, 10/01/2043	2,000,000	2,026,193
Miami-Dade County, FL, Seaport Refunding Rev., “A”, 5.25%, 10/01/2052 (w)	1,610,000	1,720,457
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2029	1,195,000	1,195,771
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2037	740,000	739,996
Midtown Miami, FL, Community Development District Special Assessment (Parking Garage Project), “A”, 5%, 5/01/2037	1,055,000	1,055,021
Naturewalk Community Development District, FL, Capital Improvement Rev., “B”, 5.3%, 5/01/2016 (a)(d)	1,575,000	504,000
North Broward, FL, Hospital District Rev. (Broward Health), “B”, 5%, 1/01/2042	7,340,000	7,462,956
Orlando, FL, Senior Tourist Development Tax Refunding Rev. (6th Cent Contract Payments), “A”, AGM, 5%, 11/01/2034	405,000	446,112
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), “A-1”, 5%, 10/01/2044	1,000,000	1,022,096
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), “A-1”, 5%, 10/01/2049	1,295,000	1,319,893
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2035	700,000	373,904

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2036	$840,000	$421,916
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2037	320,000	151,263
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2038	980,000	435,801
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2039	1,180,000	493,243
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2040	1,265,000	496,047
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2041	1,405,000	515,965
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2042	1,125,000	388,290
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2043	1,545,000	501,540
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2044	1,685,000	512,520
Osceola County, FL, Transportation Improvement and Refunding Rev. (Osceola Parkway), Capital Appreciation, “A-2”, 0%, 10/01/2045	1,965,000	559,560
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (BRRH Corp. Obligated Group), 5%, 12/01/2031 (Prerefunded 12/01/2024)	1,000,000	1,045,521
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (Jupiter Medical Center Project), “A”, 5%, 11/01/2047	940,000	973,993
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (Jupiter Medical Center Project), “A”, 5%, 11/01/2052	1,220,000	1,255,854
Palm Beach County, FL, Health Facilities Authority Retirement Communities Rev. (Acts Retirement-Life Communities, Inc. Obligated Group), “B”, 5%, 11/15/2042	985,000	986,185
Palm Beach County, FL, Health Facilities Authority Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton Expansion), “A”, 5%, 6/01/2055	2,770,000	2,526,606

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Palm Beach County, FL, Health Facilities Authority Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton), 4%, 6/01/2031	$860,000	$806,409
Palm Beach County, FL, Health Facilities Authority Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton), 4%, 6/01/2036	1,740,000	1,536,300
Palm Beach County, FL, Health Facilities Authority Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton), 4%, 6/01/2041	1,450,000	1,196,332
Palm Beach County, FL, Health Facilities Authority Rev. (Toby & Leon Cooperman Sinai Residences of Boca Raton), 4.25%, 6/01/2056	2,820,000	2,144,713
Palm Beach County, FL, Provident Group Rev. (Lynn University Housing Project), “A”, 4.25%, 6/01/2031 (n)	1,500,000	1,426,971
Palm Beach County, FL, Provident Group Rev. (Lynn University Housing Project), “A”, 5%, 6/01/2057 (n)	18,845,000	16,736,523
Palm Beach County, FL, Provident Group Rev., Taxable (Lynn University Housing Project), “B”, 5%, 6/01/2027 (n)	1,120,000	1,056,546
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.1%, 5/01/2026	400,000	398,312
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.7%, 5/01/2036	1,370,000	1,346,387
Pasco County, FL, Bexley Community Development District, Special Assessment Rev., 4.875%, 5/01/2047	2,520,000	2,355,917
Pasco County, FL, Concord Station Community Development District, “A-1”, 3.5%, 5/01/2032	1,435,000	1,435,132
Pasco County, FL, Concord Station Community Development District, “A-1”, 3.625%, 5/01/2035	865,000	858,338
Pasco County, FL, Concord Station Community Development District, “A-1”, 3.75%, 5/01/2046	1,000,000	915,000
Pasco County, FL, Del Webb Bexley Community Development District, Special Assessment Rev., 5.3%, 5/01/2039	990,000	1,004,770
Pasco County, FL, Del Webb Bexley Community Development District, Special Assessment Rev., 5.4%, 5/01/2049	1,270,000	1,270,771
Pasco County, FL, Estancia at Wiregrass Community Development District, Capital Improvement, 5.25%, 11/01/2035	430,000	434,538
Pasco County, FL, Estancia at Wiregrass Community Development District, Capital Improvement, 7%, 11/01/2045	1,995,000	2,126,892
Pasco County, FL, Estancia at Wiregrass Community Development District, Capital Improvement, 5.375%, 11/01/2046	370,000	370,874
Pompano Beach, FL, Refunding Rev. (John Knox Village Project), 4%, 9/01/2050	5,175,000	4,012,536

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Pompano Beach, FL, Refunding Rev. (John Knox Village Project), “A”, 4%, 9/01/2051	$3,925,000	$3,025,541
Pompano Beach, FL, Refunding Rev. (John Knox Village Project), “A”, 4%, 9/01/2056	5,830,000	4,375,319
Pompano Beach, FL, Refunding Rev. (John Knox Village Project), “B-2”, 1.45%, 1/01/2027	810,000	717,138
Sarasota County, FL, Health Facility Authority Retirement Facility Improvement Rev. (Village on the Isle Project), “A”, 5%, 1/01/2047	1,020,000	906,670
Sarasota County, FL, Health Facility Authority Retirement Facility Improvement Rev. (Village on the Isle Project), “A”, 5%, 1/01/2052	1,875,000	1,637,453
Seminole County, FL, Industrial Development Authority, Educational Facilities Rev. (Galileo Schools for Gifted Learning Project), “A”, 4%, 6/15/2036 (n)	315,000	277,773
Seminole County, FL, Industrial Development Authority, Educational Facilities Rev. (Galileo Schools for Gifted Learning Project), “A”, 4%, 6/15/2041 (n)	425,000	358,395
Seminole County, FL, Industrial Development Authority, Educational Facilities Rev. (Galileo Schools for Gifted Learning Project), “A”, 4%, 6/15/2051 (n)	505,000	394,381
Seminole County, FL, Industrial Development Authority, Educational Facilities Rev. (Galileo Schools for Gifted Learning Project), “A”, 4%, 6/15/2056 (n)	1,310,000	988,545
St. John's & Duval County, FL, Tolomato Community Development District Special Assessment Refunding, “A-2”, 3.5%, 5/01/2024 (n)	320,000	317,273
St. John's & Duval County, FL, Tolomato Community Development District Special Assessment Refunding, “A-2”, 3.85%, 5/01/2029 (n)	700,000	681,821
St. John's & Duval County, FL, Tolomato Community Development District Special Assessment Refunding, “A-2”, 4.25%, 5/01/2037 (n)	1,000,000	939,709
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), “A”, 4%, 12/15/2027	110,000	105,201
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), “A”, 4%, 12/15/2028	105,000	99,557
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), “A”, 4%, 12/15/2029	120,000	112,823
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), “A”, 4%, 12/15/2030	105,000	97,908
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), “A”, 4%, 12/15/2031	110,000	101,596

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), “A”, 4%, 12/15/2036	$525,000	$453,403
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), “A”, 4%, 12/15/2041	390,000	314,329
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), “A”, 4%, 12/15/2046	390,000	298,201
St. John's County, FL, Industrial Development Authority, Senior Living Rev. (Vicars Landing Project), “A”, 4%, 12/15/2050	380,000	282,227
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 11/01/2010 (d)	498,908	269,410
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2026	155,000	157,989
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2029	145,000	147,357
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.125%, 7/01/2034	315,000	319,922
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.25%, 7/01/2044	935,000	941,253
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2040	5,935,000	6,030,216
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2044	2,695,000	2,732,655
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), “A”, 5%, 12/01/2055	7,125,000	7,218,380
Tampa, FL (University of Tampa Project), 5%, 4/01/2040	965,000	993,104
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2034	1,570,000	1,037,019
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2035	865,000	540,608
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2036	1,340,000	793,489
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2037	630,000	355,146

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2038	$865,000	$463,393
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2039	865,000	437,184
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2040	1,180,000	560,768
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2041	525,000	233,965
Tampa, FL, Capital Improvement Cigarette Tax Allocation (H. Lee Moffitt Cancer Center Project), Capital Appreciation, “A”, 0%, 9/01/2042	525,000	219,056
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 4%, 7/01/2038	340,000	344,648
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 4%, 7/01/2039	345,000	348,786
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 5%, 7/01/2040	525,000	555,036
Tampa, FL, Hospital Rev. (H. Lee Moffitt Cancer Center Project), “B”, 4%, 7/01/2045	1,835,000	1,777,119
Trout Creek Community Development District, FL, Capital Improvement Rev., 5.5%, 5/01/2035	2,255,000	2,287,317
Trout Creek Community Development District, FL, Capital Improvement Rev., 5.625%, 5/01/2045	3,975,000	4,001,668
Wiregrass Community Development District, FL, Capital Improvement Rev., 5.375%, 5/01/2035	385,000	390,215
Wiregrass Community Development District, FL, Capital Improvement Rev., 4.875%, 5/01/2036	915,000	914,718
Wiregrass Community Development District, FL, Capital Improvement Rev., 5.625%, 5/01/2045	1,000,000	1,008,835
Wiregrass Community Development District, FL, Capital Improvement Rev., 5%, 5/01/2047	1,695,000	1,630,236
		$294,448,355

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - 1.0%
Atlanta, GA, Geo. L. Smith II World Congress Center Authority Convention Center Hotel Rev., “B”, 3.625%, 1/01/2031 (n)	$2,175,000	$1,931,091
Atlanta, GA, Geo. L. Smith II World Congress Center Authority Convention Center Hotel Rev., “B”, 5%, 1/01/2036 (n)	1,995,000	1,861,673
Atlanta, GA, Geo. L. Smith II World Congress Center Authority Convention Center Hotel Rev., “B”, 5%, 1/01/2054 (n)	6,200,000	5,094,386
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2030	580,000	590,560
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2033	1,025,000	1,038,177
Cobb County, GA, Development Authority, Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2038	1,100,000	1,108,041
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 4%, 4/01/2032	365,000	383,731
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 4%, 4/01/2034	385,000	400,629
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 4%, 4/01/2036	340,000	347,247
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2037	350,000	378,303
Cobb County, GA, Kennestone Hospital Authority Rev. (WellStar Health System, Inc. Project), “B”, 5%, 4/01/2038	370,000	398,648
Fulton County, GA, Development Authority Hospital Rev. (WellStar Health System, Inc. Project), “A”, 4%, 4/01/2050	3,705,000	3,580,695
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A-1”, 4%, 6/01/2044	35,000	35,071
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/2028	2,245,000	2,454,563
Georgia Main Street Natural Gas, Inc., Gas Supply Rev., “A”, 5%, 6/01/2053 (Put Date 6/01/2030) (w)	10,500,000	11,144,330
Georgia Municipal Electric Authority (Project One), “A”, 5%, 1/01/2044	3,880,000	4,034,686
Georgia Ports Authority Rev., 4%, 7/01/2047	2,340,000	2,319,769
Georgia Ports Authority Rev., 4%, 7/01/2052	3,670,000	3,631,554
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 4%, 8/01/2035	380,000	376,796
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 4%, 8/01/2036	415,000	404,495

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 4%, 8/01/2037	$285,000	$274,214
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), “A”, 5.5%, 8/15/2054 (Prerefunded 2/15/2025)	3,465,000	3,682,416
		$45,471,075
Guam - 0.6%
Guam Education Financing Foundation (Guam Public School Facilities Project), “B”, COP, 5%, 10/01/2026 (z)	$12,905,000	$12,990,519
Guam Government Business Privilege Tax Refunding, “F”, 5%, 1/01/2029	400,000	435,602
Guam Government Business Privilege Tax Refunding, “F”, 5%, 1/01/2030	300,000	330,358
Guam Government Business Privilege Tax Refunding, “F”, 5%, 1/01/2031	400,000	444,849
Guam Government Business Privilege Tax Refunding, “F”, 4%, 1/01/2042	1,710,000	1,605,121
Guam Government Department of Education (John F. Kennedy High School Energy Efficiency Project), “A”, COP, 3.625%, 2/01/2025	765,000	754,884
Guam Government Department of Education (John F. Kennedy High School Energy Efficiency Project), “A”, COP, 4.25%, 2/01/2030	1,750,000	1,778,669
Guam Government Department of Education (John F. Kennedy High School Energy Efficiency Project), “A”, COP, 5%, 2/01/2040	2,375,000	2,417,518
Guam Government, Hotel Occupancy Tax Rev., “A”, 5%, 11/01/2027	250,000	268,459
Guam Government, Hotel Occupancy Tax Rev., “A”, 5%, 11/01/2028	250,000	271,829
Guam Government, Hotel Occupancy Tax Rev., “A”, 5%, 11/01/2029	325,000	357,241
Guam Government, Hotel Occupancy Tax Rev., “A”, 5%, 11/01/2030	250,000	277,701
Guam Government, Hotel Occupancy Tax Rev., “A”, 5%, 11/01/2035	1,000,000	1,086,412
Guam Government, Hotel Occupancy Tax Rev., “A”, 5%, 11/01/2040	1,000,000	1,053,303
Guam International Airport Authority Rev., Taxable (A.B. Won Pat Airport), “A”, 3.839%, 10/01/2036	930,000	775,724
Guam International Airport Authority Rev., Taxable (A.B. Won Pat Airport), “A”, 4.46%, 10/01/2043	1,070,000	861,344

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Guam - continued
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	$355,000	$365,516
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	1,620,000	1,639,767
		$27,714,816
Hawaii - 0.1%
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2030 (n)	$1,765,000	$1,739,609
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2035 (n)	1,125,000	1,064,960
Hawaii Department of Budget & Finance, Special Purpose Rev. (Chaminade University), 5%, 1/01/2045 (n)	1,140,000	1,010,834
Hawaii Harbor System Rev., “A”, 4%, 7/01/2033	525,000	552,549
Hawaii Harbor System Rev., “A”, 4%, 7/01/2034	460,000	479,707
Hawaii Harbor System Rev., “A”, 4%, 7/01/2035	330,000	340,877
		$5,188,536
Idaho - 0.2%
Idaho Health Facilities Authority Rev. (Madison Memorial Hospital Project), 5%, 9/01/2037	$830,000	$843,824
Idaho Health Facilities Authority Rev. (St. Luke's Health System Project), “A”, 4%, 3/01/2038	3,880,000	3,851,077
Idaho Housing and Finance Association Nonprofit Facilities Rev. (Compass Public Charter School, Inc. Project), “A”, 4.625%, 7/01/2029 (n)	175,000	178,739
Idaho Housing and Finance Association Nonprofit Facilities Rev. (Compass Public Charter School, Inc. Project), “A”, 6%, 7/01/2039 (n)	1,100,000	1,173,555
Idaho Housing and Finance Association Nonprofit Facilities Rev. (Compass Public Charter School, Inc. Project), “A”, 6%, 7/01/2049 (n)	515,000	542,628
Idaho Housing and Finance Association Nonprofit Facilities Rev. (Compass Public Charter School, Inc. Project), “A”, 6%, 7/01/2054 (n)	565,000	593,940
		$7,183,763
Illinois - 10.5%
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.14%, 12/01/2036	$12,665,000	$11,565,996
Burbank, IL, Educational Facility Rev. (Intercultural Montessori Language School Project), “A”, 6%, 9/01/2035 (n)	2,170,000	2,184,779
Burbank, IL, Educational Facility Rev. (Intercultural Montessori Language School Project), “A”, 6.25%, 9/01/2045 (n)	3,565,000	3,581,576

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NPFG, 0%, 12/01/2029	$4,250,000	$3,278,443
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NPFG, 0%, 12/01/2030	1,835,000	1,353,672
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NPFG, 0%, 12/01/2026	4,335,000	3,797,280
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NPFG, 0%, 12/01/2028	5,515,000	4,443,827
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2033	380,000	392,059
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2033	280,000	290,806
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2036	1,110,000	1,133,461
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2037	1,115,000	1,137,824
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2042	2,015,000	2,037,331
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 5%, 4/01/2046	2,755,000	2,772,142
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 6%, 4/01/2046	19,865,000	20,815,250
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, 4%, 12/01/2047	7,590,000	6,657,365
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2028	1,550,000	1,681,635
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2029	1,030,000	1,129,471
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2030	775,000	858,871
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “A”, AAC, 5.5%, 12/01/2031	2,135,000	2,387,663
Chicago, IL, Board of Education, Unlimited Tax General Obligation Dedicated Rev., “C”, AGM, 5%, 12/01/2032	6,425,000	6,897,759
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, 5%, 12/01/2034	1,250,000	1,294,807
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, 5%, 12/01/2035	1,500,000	1,543,049
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, 5%, 12/01/2042	14,200,000	14,170,680
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, 7%, 12/01/2046 (n)	7,105,000	7,789,955

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2030	$800,000	$861,311
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2031	800,000	860,484
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2032	800,000	858,865
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2033	715,000	765,454
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2034	715,000	760,717
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2035	515,000	543,306
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “B”, 4%, 12/01/2036	1,215,000	1,145,837
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “B”, 4%, 12/01/2039	1,920,000	1,770,210
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “B”, 4%, 12/01/2040	1,255,000	1,144,746
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “B”, 4%, 12/01/2041	2,270,000	2,057,906
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “G”, 5%, 12/01/2034	5,735,000	5,913,091
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “H”, 5%, 12/01/2046	10,610,000	10,640,858
Chicago, IL, General Obligation (Chicago Works), “A”, 5.5%, 1/01/2039	4,935,000	5,381,316
Chicago, IL, General Obligation (Chicago Works), “A”, 5.5%, 1/01/2041	1,740,000	1,853,355
Chicago, IL, General Obligation (Chicago Works), “A”, 5.5%, 1/01/2043	435,000	460,826
Chicago, IL, General Obligation (Neighborhood Alive 21 Program), “B”, 5.5%, 1/01/2037	2,680,000	2,736,353
Chicago, IL, General Obligation, “A”, 5%, 1/01/2025	1,045,000	1,069,922
Chicago, IL, General Obligation, “A”, 5%, 1/01/2027	3,365,000	3,518,886
Chicago, IL, General Obligation, “A”, 5%, 1/01/2028	760,000	802,158
Chicago, IL, General Obligation, “A”, 5%, 1/01/2029	8,860,000	9,429,753
Chicago, IL, General Obligation, “A”, 5%, 1/01/2033	23,735,000	25,486,501

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, General Obligation, “A”, 5%, 1/01/2034	$12,000,000	$12,840,251
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2035	2,925,000	3,116,818
Chicago, IL, General Obligation, “A”, 5.25%, 1/01/2038	7,390,000	7,944,659
Chicago, IL, General Obligation, “A”, 5%, 1/01/2039	4,170,000	4,236,875
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2039	2,380,000	2,427,453
Chicago, IL, General Obligation, “A”, 5%, 1/01/2040	800,000	810,581
Chicago, IL, General Obligation, “A”, 5.5%, 1/01/2040	500,000	542,993
Chicago, IL, General Obligation, “A”, 5%, 1/01/2044	12,975,000	13,023,764
Chicago, IL, General Obligation, “D”, 5.5%, 1/01/2033	1,630,000	1,670,928
Chicago, IL, General Obligation, “D”, 5.5%, 1/01/2040	1,100,000	1,121,203
Chicago, IL, General Obligation, “F”, 5.5%, 1/01/2042	8,225,000	8,361,887
Chicago, IL, Metropolitan Pier & Exposition Authority Refunding Bonds (McCormick Place Expansion Project), “A”, 4%, 6/15/2052	985,000	869,460
Chicago, IL, Metropolitan Pier & Exposition Authority Refunding Bonds (McCormick Place Expansion Project), Capital Appreciation, “B”, BAM, 0%, 12/15/2054	11,735,000	2,572,548
Chicago, IL, Metropolitan Pier & Exposition Authority Refunding Bonds (McCormick Place Expansion Project), Capital Appreciation, “B-1”, AGM, 0%, 6/15/2046	15,000,000	5,101,946
Chicago, IL, Metropolitan Pier & Exposition Authority Refunding Bonds (McCormick Place Expansion Project), Capital Appreciation, “B-1”, AGM, 0%, 6/15/2047	29,475,000	9,510,501
Chicago, IL, Metropolitan Pier & Exposition Authority Rev. (McCormick Place Expansion Project), Capital Appreciation, “A”, AGM, 0%, 12/15/2056	5,495,000	1,087,957
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2033	745,000	777,222
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2038	2,065,000	2,095,569
Chicago, IL, O’Hare International Airport Rev., Special Facilities, 5%, 7/01/2048	6,550,000	6,565,739
Chicago, IL, O'Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2032	675,000	676,484
Chicago, IL, O'Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2033	335,000	335,725
Chicago, IL, O'Hare International Airport Rev., Senior Lien, “A”, 4.5%, 1/01/2048	5,490,000	5,526,918
Chicago, IL, O'Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2048	4,695,000	4,872,799
Chicago, IL, O'Hare International Airport Rev., Senior Lien, “A”, 4.625%, 1/01/2053	6,585,000	6,634,988
Du Page County, IL, Special Service Area No. 31 Special Tax (Monarch Landing Project), 5.625%, 3/01/2036	723,000	719,617

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Dominican University), 5%, 3/01/2034	$405,000	$427,515
Illinois Finance Authority Rev. (Dominican University), 5%, 3/01/2038	500,000	508,881
Illinois Finance Authority Rev. (Dominican University), 5%, 3/01/2042	310,000	311,531
Illinois Finance Authority Rev. (Dominican University), 5%, 3/01/2047	565,000	562,943
Illinois Finance Authority Rev. (Dominican University), 5%, 3/01/2052	490,000	480,323
Illinois Finance Authority Rev. (Franciscan Communities), “A”, 4.75%, 5/15/2033 (Prerefunded 5/15/2023)	350,000	352,139
Illinois Finance Authority Rev. (Franciscan Communities), “A”, 4.75%, 5/15/2033	2,395,000	2,352,796
Illinois Finance Authority Rev. (Franciscan Communities), “A”, 5.125%, 5/15/2043 (Prerefunded 5/15/2023)	430,000	433,084
Illinois Finance Authority Rev. (Franciscan Communities), “A”, 5.125%, 5/15/2043	5,385,000	5,164,925
Illinois Finance Authority Rev. (McKinley Foundation), “A”, 5.125%, 11/01/2055 (n)	3,570,000	3,102,255
Illinois Finance Authority Rev. (Mercy Health Corp.), 5%, 12/01/2040	3,020,000	3,091,662
Illinois Finance Authority Rev. (Plymouth Place, Inc.), “A”, 5%, 5/15/2041	400,000	354,694
Illinois Finance Authority Rev. (Plymouth Place, Inc.), “A”, 6.5%, 5/15/2042	1,745,000	1,841,718
Illinois Finance Authority Rev. (Plymouth Place, Inc.), “A”, 6.5%, 5/15/2047	2,530,000	2,639,440
Illinois Finance Authority Rev. (Plymouth Place, Inc.), “A”, 5%, 5/15/2051	1,000,000	829,252
Illinois Finance Authority Rev. (Plymouth Place, Inc.), “A”, 6.625%, 5/15/2052	2,060,000	2,147,821
Illinois Finance Authority Rev. (Plymouth Place, Inc.), “A”, 5%, 5/15/2056	1,330,000	1,077,757
Illinois Finance Authority Rev. (Plymouth Place, Inc.), “A”, 6.75%, 5/15/2058	2,690,000	2,815,083
Illinois Finance Authority Rev. (Presence Health Network), 4%, 2/15/2041 (Prerefunded 2/15/2027)	20,000	21,236
Illinois Finance Authority Rev. (Presence Health Network), “C”, 4%, 2/15/2041 (Prerefunded 2/15/2027)	435,000	461,886
Illinois Finance Authority Rev. (Presence Health Network), “C”, 4%, 2/15/2041	9,405,000	9,416,174

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Rehabilitation Institute of Chicago), “A”, 6%, 7/01/2043	$1,305,000	$1,320,559
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2042	640,000	648,370
Illinois Finance Authority Rev. (Rosalind Franklin University), “A”, 5%, 8/01/2047	1,310,000	1,320,697
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2046	1,005,000	1,012,705
Illinois Finance Authority Rev. (Rosalind Franklin University, Research Building Project), “C”, 5%, 8/01/2049	970,000	976,857
Illinois Finance Authority Rev., Taxable (McKinley Foundation), “B”, 7%, 11/01/2037 (n)	1,105,000	1,093,816
Illinois Finance Authority, Academic Facilities Lease Rev. (Provident Group - UIUC Properties LLC - University of Illinois at Urbana-Champaign Project), “A”, 5%, 10/01/2051	580,000	604,527
Illinois Finance Authority, Educational Facility Rev. (Rogers Park Montessori School Project), 6%, 2/01/2034	700,000	707,269
Illinois Finance Authority, Educational Facility Rev. (Rogers Park Montessori School Project), 6.125%, 2/01/2045	1,800,000	1,813,890
Illinois Finance Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 2.25%, 7/01/2033	610,000	544,491
Illinois Finance Authority, Graduate & Professional Student Loan Program Rev. (Midwestern University Foundation), “A”, 3%, 7/01/2035	1,050,000	987,879
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2028	210,000	219,961
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2037	1,415,000	1,441,969
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2047	825,000	825,646
Illinois Finance Authority, Student Housing and Academic Facility Rev. (CHF-Chicago LLC-University of Illinois at Chicago Project), “A”, 5%, 2/15/2050	415,000	410,760
Illinois Housing Development Authority Rev., “A”, FHLMC, 3.87%, 11/15/2035 (z)	9,098,315	8,550,527
Illinois Housing Development Authority Rev., “B”, FHLMC, 3.87%, 11/15/2035 (z)	3,710,500	3,487,099
Illinois Housing Development Authority Rev., “C”, FHLMC, 3.87%, 11/15/2035 (z)	3,702,592	3,479,668

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Housing Development Authority Rev., “D”, FHLMC, 3.87%, 11/15/2035 (z)	$3,378,609	$3,175,191
Illinois Housing Development Authority Rev., “E”, FHLMC, 3.87%, 11/15/2035 (z)	2,326,354	2,186,290
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2038	1,315,000	1,318,405
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2039	765,000	762,466
Illinois Sales Tax Securitization Corp., Second Lien, “A”, 4%, 1/01/2040	1,315,000	1,319,159
Lincolnshire, IL, Special Service Area No. 1 (Sedgebrook Project), 6.25%, 3/01/2034	2,064,000	2,065,911
Northern Illinois University, Auxiliary Facilities System Refunding Rev., BAM, 4%, 10/01/2039	445,000	440,804
Northern Illinois University, Auxiliary Facilities System Refunding Rev., BAM, 4%, 10/01/2041	430,000	415,820
Northern Illinois University, Auxiliary Facilities System Refunding Rev., BAM, 4%, 10/01/2043	260,000	248,229
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 4%, 4/01/2036	755,000	763,961
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 4%, 4/01/2038	850,000	848,394
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 4%, 4/01/2040	810,000	790,598
Northern Illinois University, Auxiliary Facilities System Refunding Rev., “B”, BAM, 4%, 4/01/2041	385,000	372,057
Romeoville, IL, Rev. (Lewis University Project), “A”, 5%, 10/01/2042	1,450,000	1,451,545
Romeoville, IL, Rev. (Lewis University Project), “B”, 5%, 10/01/2039	1,500,000	1,502,391
Romeoville, IL, Rev. (Lewis University Project), “B”, 4.125%, 10/01/2041	1,130,000	1,008,646
Romeoville, IL, Rev. (Lewis University Project), “B”, 4.125%, 10/01/2046	1,120,000	960,062
State of Illinois, General Obligation, 5%, 11/01/2028	2,595,000	2,746,069
State of Illinois, General Obligation, 5%, 2/01/2029	2,820,000	2,991,564
State of Illinois, General Obligation, 4.125%, 11/01/2031	2,195,000	2,235,885
State of Illinois, General Obligation, 5%, 1/01/2033	300,000	310,983
State of Illinois, General Obligation, 5.5%, 5/01/2039	8,810,000	9,565,140
State of Illinois, General Obligation, 4.5%, 11/01/2039	2,420,000	2,432,921
State of Illinois, General Obligation, 5%, 11/01/2040	10,180,000	10,410,255
State of Illinois, General Obligation, 5.75%, 5/01/2045	9,310,000	9,996,110
State of Illinois, General Obligation, AGM, 4%, 2/01/2030	900,000	936,118

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
State of Illinois, General Obligation, “A”, 5%, 11/01/2027	$12,495,000	$13,465,413
State of Illinois, General Obligation, “A”, 5%, 3/01/2034	2,000,000	2,172,631
State of Illinois, General Obligation, “A”, 5%, 3/01/2035	2,700,000	2,912,854
State of Illinois, General Obligation, “A”, 5%, 4/01/2036	2,295,000	2,298,569
State of Illinois, General Obligation, “A”, 5%, 3/01/2046	5,095,000	5,237,981
State of Illinois, General Obligation, “B”, 5%, 12/01/2033	2,000,000	2,189,456
State of Illinois, General Obligation, “B”, 4%, 11/01/2038	1,665,000	1,615,694
State of Illinois, General Obligation, “A”, 5%, 12/01/2038	1,185,000	1,226,756
University of Illinois, Auxiliary Facilities System Rev., “A”, BAM, 4%, 4/01/2044	1,055,000	1,031,631
University of Illinois, Auxiliary Facilities System Rev., “A”, BAM, 4%, 4/01/2050	1,205,000	1,148,614
Upper Illinois River Valley Development Authority Rev. (Morris Hospital), 5%, 12/01/2043	8,455,000	8,750,917
Upper Illinois River Valley Development Authority Rev. (Morris Hospital), 5%, 12/01/2048	8,460,000	8,732,124
		$464,579,860
Indiana - 0.7%
Indiana Finance Authority Refunding Rev., Taxable (BHI Senior Living), “B”, 3.21%, 11/15/2028	$785,000	$701,089
Indiana Finance Authority Refunding Rev., Taxable (BHI Senior Living), “B”, 3.26%, 11/15/2029	930,000	820,494
Indiana Finance Authority Refunding Rev., Taxable (BHI Senior Living), “B”, 3.3%, 11/15/2030	720,000	628,967
Indiana Finance Authority Refunding Rev., Taxable (BHI Senior Living), “B”, 3.39%, 11/15/2031	570,000	494,802
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2030	460,000	465,210
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2039	1,155,000	1,157,211
Indiana Finance Authority, Educational Facilities Multipurpose Rev. (KIPP Indianapolis, Inc. Project), “A”, 4%, 7/01/2030	210,000	201,643
Indiana Finance Authority, Educational Facilities Multipurpose Rev. (KIPP Indianapolis, Inc. Project), “A”, 5%, 7/01/2040	340,000	336,478
Indiana Finance Authority, Educational Facilities Multipurpose Rev. (KIPP Indianapolis, Inc. Project), “A”, 5%, 7/01/2055	915,000	864,567
Indiana Finance Authority, Educational Facilities Tax-Exempt Rev. (Marian University Project), 5%, 9/15/2039	1,755,000	1,832,421
Indiana Finance Authority, Educational Facilities Tax-Exempt Rev. (Marian University Project), 4%, 9/15/2044	470,000	427,391
Indiana Finance Authority, Educational Facilities Tax-Exempt Rev. (Marian University Project), 4%, 9/15/2049	460,000	406,692

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Indiana - continued
Indiana Finance Authority, Hospital Rev. (Reid Health), AGM, 4.25%, 1/01/2047	$2,460,000	$2,467,911
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2032	600,000	663,448
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2033	440,000	484,201
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2035	550,000	596,857
Terre Haute, IN, Rev. (Westminster Village), 6%, 8/01/2039	4,600,000	4,246,945
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/2034	4,370,000	4,484,527
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	10,875,000	11,185,173
		$32,466,027
Iowa - 0.8%
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), “A”, 5%, 3/01/2033	$1,095,000	$1,070,386
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), “A”, 5%, 3/01/2038	865,000	826,996
Iowa Finance Authority Senior Housing Rev. (Northcrest, Inc. Project), “A”, 5%, 3/01/2048	1,590,000	1,442,333
Iowa Finance Authority, Single Family Mortgage Rev., “A”, FNMA, 4%, 7/01/2047	615,000	620,586
Iowa Higher Education Loan Authority, Private College Facility Rev. (Des Moines University Project), 4.75%, 10/01/2042	775,000	780,689
Iowa Higher Education Loan Authority, Private College Facility Rev. (Des Moines University Project), 5%, 10/01/2047	820,000	833,729
Iowa Higher Education Loan Authority, Private College Facility Rev. (Des Moines University Project), 5.375%, 10/01/2052	910,000	944,272
Iowa Student Loan Liquidity Corp. Rev., “B”, 3%, 12/01/2039	470,000	449,421
Iowa Student Loan Liquidity Corp. Rev., “B”, 3.5%, 12/01/2044	7,710,000	6,539,391
Iowa Tobacco Settlement Authority Asset-Backed, Senior Capital Appreciation, “B-2”, 0%, 6/01/2065	157,900,000	20,176,178
		$33,683,981
Kansas - 1.2%
Coffeyville, KS, Electric Utility System Rev., “B”, NPFG, 5%, 6/01/2038 (Prerefunded 6/01/2025) (n)	$3,600,000	$3,791,115
Coffeyville, KS, Electric Utility System Rev., “B”, NPFG, 5%, 6/01/2042 (Prerefunded 6/01/2025) (n)	1,500,000	1,579,631
Ellis County, KS, Unified School District No. 489 General Obligation, “B”, AGM, 4%, 9/01/2052	1,560,000	1,549,603

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kansas - continued
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2036	$1,405,000	$1,427,491
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2041	615,000	619,484
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2030	1,085,000	1,095,452
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2032	985,000	989,921
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2039	1,280,000	1,264,462
Lenexa, KS, Health Care Facility Rev. (Lakeview Village, Inc.), “A”, 5%, 5/15/2043	4,000,000	3,875,776
Manhattan, KS, Health Care Facilities Rev. (Meadowlark Hills), “A”, 4%, 6/01/2036	1,000,000	849,372
Manhattan, KS, Health Care Facilities Rev. (Meadowlark Hills), “A”, 4%, 6/01/2046	890,000	679,933
Manhattan, KS, Health Care Facilities Rev. (Meadowlark Hills), “A”, 4%, 6/01/2052	4,390,000	3,213,488
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2032	1,360,000	1,367,089
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2033	1,430,000	1,436,579
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2034	1,500,000	1,506,500
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2036	1,660,000	1,664,158
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2038	1,835,000	1,827,931
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2044	1,990,000	1,944,231
Overland Park, KS, Development Corp. Improvement and Refunding Rev. (Overland Park Convention Center Hotel), 5%, 3/01/2049	4,150,000	4,030,187
Overland Park, KS, Sales Tax Special Rev. (Bluhawk STAR Bond Project), “A”, 5.5%, 11/15/2028 (n)	750,000	771,993
Overland Park, KS, Sales Tax Special Rev. (Bluhawk STAR Bond Project), “A”, 6%, 11/15/2034 (n)	2,415,000	2,513,665

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kansas - continued
Topeka, KS, Health Care Facilities Rev. (Brewster Place), “A”, 6.25%, 12/01/2042	$1,320,000	$1,340,188
Topeka, KS, Health Care Facilities Rev. (Brewster Place), “A”, 6.5%, 12/01/2052	2,420,000	2,456,570
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “A”, 6.375%, 5/15/2043	4,165,000	4,174,862
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 5%, 5/15/2033	605,000	580,967
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 5%, 5/15/2038	710,000	651,522
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 4.625%, 5/15/2041	605,000	506,825
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “I”, 5%, 5/15/2047	1,860,000	1,598,150
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “III”, 5%, 5/15/2034	1,750,000	1,661,477
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “IV-A”, 6.5%, 5/15/2048	1,500,000	1,503,559
Wichita, KS, Sales Tax Special Obligations Rev. (K-96 Greenwich Star Bond Project), 4.2%, 9/01/2027	95,000	93,675
Wyandotte County/Kansas City, KS, Unified Government Community Improvement District Sales Tax Rev. (Legends Apartments Garage & West Lawn Project), 4.5%, 6/01/2040	1,300,000	1,195,409
		$53,761,265
Kentucky - 1.2%
Henderson, KY, Exempt Facilities Rev. (Pratt Paper LLC Project), “B”, 4.45%, 1/01/2042 (n)	$4,005,000	$3,855,996
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Baptist Life Communities Project), “A”, 6%, 11/15/2036	2,385,000	2,074,990
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Baptist Life Communities Project), “A”, 6.25%, 11/15/2046	5,105,000	4,160,350
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Baptist Life Communities Project), “A”, 6.375%, 11/15/2051	5,415,000	4,378,251
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Masonic Homes of Kentucky, Inc.), 5.375%, 11/15/2042	2,915,000	2,520,470
Kentucky Economic Development Finance Authority Healthcare Facilities Rev. (Masonic Homes of Kentucky, Inc.), 5.5%, 11/15/2045	1,325,000	1,140,404

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - continued
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2037	$1,250,000	$1,317,943
Kentucky Economic Development Finance Authority Hospital Rev. (Baptist Healthcare System), “B”, 5%, 8/15/2046	5,245,000	5,379,907
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2041	1,995,000	2,033,141
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5.25%, 6/01/2041	1,555,000	1,607,898
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2045	2,490,000	2,532,581
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2036	2,505,000	2,205,192
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2046	6,945,000	5,555,678
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - Meadow Project and Grove Pointe Project), “A”, 5%, 5/15/2051	1,755,000	1,355,872
Kentucky Higher Education Student Loan Corp. Rev., “B-1”, 5%, 6/01/2036	8,965,000	9,442,963
Kentucky State University, Certificates of Participation, BAM, 4%, 11/01/2033	135,000	147,802
Kentucky State University, Certificates of Participation, BAM, 4%, 11/01/2036	80,000	84,279
Kentucky State University, Certificates of Participation, BAM, 4%, 11/01/2038	170,000	173,610
Kentucky State University, Certificates of Participation, BAM, 4%, 11/01/2041	130,000	131,688
Kentucky State University, Certificates of Participation, BAM, 4%, 11/01/2051	275,000	267,997
Louisville & Jefferson County, KY, Metro Government College Improvement Rev. (Bellarmine University Project), “A”, 5%, 5/01/2034	1,440,000	1,417,474
Louisville & Jefferson County, KY, Metro Government College Improvement Rev. (Bellarmine University Project), “A”, 5%, 5/01/2035	2,290,000	2,239,261
		$54,023,747

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - 2.4%
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Cameron Parish GOMESA Project), 5.65%, 11/01/2037 (n)	$1,260,000	$1,339,120
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 5.625%, 6/01/2045	10,900,000	9,449,712
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Jefferson Parish GOMESA Project), 4%, 11/01/2044 (n)	4,810,000	4,317,824
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Lafourche Parish GOMESA Project), 3.95%, 11/01/2043 (n)	3,718,658	3,292,624
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Ragin' Cajun Facilities, Inc. - Student Housing & Parking Project), AGM, 5%, 10/01/2043	560,000	580,602
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. Bernard Parish GOMESA Project), 4%, 11/01/2045 (n)	4,220,000	3,734,124
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Parish GOMESA Project), 3.9%, 11/01/2044 (n)	4,400,000	3,836,496
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6%, 11/15/2035	1,145,000	1,144,876
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6.25%, 11/15/2045	4,875,000	4,775,911
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. Mary's Parish GOMESA Project), 4.4%, 11/01/2044 (n)	3,295,000	3,135,173
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. Tammany Parish GOMESA Project), 3.875%, 11/01/2045 (n)	5,500,000	4,704,691
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Tangipahoa Parish GOMESA Project), 5.375%, 11/01/2038 (n)	1,920,000	2,009,054
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Terrebonne Parish GOMESA Project), 5.5%, 11/01/2039 (n)	1,410,000	1,480,602
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Vermilion Parish GOMESA Project), 4.625%, 11/01/2038 (n)	1,525,000	1,538,306

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Habilitation Center Project), “A”, 5.75%, 2/01/2032 (n)	$900,000	$880,295
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Habilitation Center Project), “A”, 6.125%, 2/01/2037 (n)	3,480,000	3,417,800
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Habilitation Center Project), “A”, 6.25%, 2/01/2047 (n)	2,830,000	2,709,837
Louisiana Local Government, Environmental Facilities & Community Development Authority Student Housing Rev. (Provident Group - ULM Properties LLC - University of Louisiana at Monroe Project), “A”, 5%, 7/01/2029 (n)	670,000	659,516
Louisiana Local Government, Environmental Facilities & Community Development Authority Student Housing Rev. (Provident Group - ULM Properties LLC - University of Louisiana at Monroe Project), “A”, 5%, 7/01/2039 (n)	1,660,000	1,448,810
Louisiana Local Government, Environmental Facilities & Community Development Authority Student Housing Rev. (Provident Group - ULM Properties LLC - University of Louisiana at Monroe Project), “A”, 5%, 7/01/2054 (n)	2,635,000	2,108,296
Louisiana Public Facilities Authority Rev. (BBR Schools - Materra Campus Project), “A”, 4%, 6/01/2031 (n)	580,000	543,857
Louisiana Public Facilities Authority Rev. (BBR Schools - Materra Campus Project), “A”, 4%, 6/01/2041 (n)	1,330,000	1,128,747
Louisiana Public Facilities Authority Rev. (BBR Schools - Materra Campus Project), “A”, 4%, 6/01/2051 (n)	1,865,000	1,465,605
Louisiana Public Facilities Authority Rev. (BBR Schools - Materra Campus Project), “A”, 4%, 6/01/2056 (n)	2,200,000	1,681,826
Louisiana Public Facilities Authority Rev. (BBR Schools - Materra Campus Project), “C”, 4%, 6/01/2031 (n)	485,000	454,777
Louisiana Public Facilities Authority Rev. (BBR Schools - Materra Campus Project), “C”, 4%, 6/01/2041 (n)	880,000	746,840
Louisiana Public Facilities Authority Rev. (BBR Schools - Materra Campus Project), “C”, 4%, 6/01/2056 (n)	1,160,000	886,781
Louisiana Public Facilities Authority Rev. (BBR Schools - Mid City Campus Project), “C”, 4%, 6/01/2051 (n)	1,250,000	982,309
Louisiana Public Facilities Authority Rev. (GEO Academies EBR - GEO Prep Mid-City Project), 5.625%, 6/01/2037 (n)	415,000	421,303
Louisiana Public Facilities Authority Rev. (GEO Academies EBR - GEO Prep Mid-City Project), 6.125%, 6/01/2052 (n)	1,030,000	1,045,316
Louisiana Public Facilities Authority Rev. (GEO Academies EBR - GEO Prep Mid-City Project), 6.25%, 6/01/2062 (n)	1,425,000	1,446,079

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
Louisiana Public Facilities Authority Rev. (Jefferson Rise Charter School Project), “A”, 6%, 6/01/2037 (n)	$500,000	$492,873
Louisiana Public Facilities Authority Rev. (Jefferson Rise Charter School Project), “A”, 6.25%, 6/01/2052 (n)	1,000,000	982,744
Louisiana Public Facilities Authority Rev. (Jefferson Rise Charter School Project), “A”, 6.375%, 6/01/2062 (n)	1,545,000	1,504,692
Louisiana Public Facilities Authority Rev. (Loyola University Project), Convertible Capital Appreciation, 0% to 10/01/2023, 5.25% to 10/01/2046	8,470,000	8,322,742
Louisiana Public Facilities Authority Rev. (Provident Group - HSC Properties, Inc., LSU Health Foundation, New Orleans Project), “A-1”, 5.375%, 1/01/2040 (z)	4,365,000	4,381,023
Louisiana Public Facilities Authority Rev. (Provident Group - HSC Properties, Inc., LSU Health Foundation, New Orleans Project), “A-1”, 5.5%, 1/01/2050 (z)	2,995,000	2,986,495
Louisiana Public Facilities Authority Rev. (Provident Group - HSC Properties, Inc., LSU Health Foundation, New Orleans Project), “A-1”, 5.1%, 1/01/2057 (z)	10,045,000	9,256,934
Louisiana Public Facilities Authority Rev. (Provident Group - HSC Properties, Inc., LSU Health Foundation, New Orleans Project), “A-2”, 7%, 1/01/2057 (z)	10,000,000	9,973,397
New Orleans, LA, Aviation Board Special Facility Rev. (Parking Facilities Corp. Consolidated Garage System), “A”, AGM, 5%, 10/01/2043	1,100,000	1,157,847
		$106,425,856
Maine - 0.2%
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), “R-2”, 4.375%, 8/01/2035 (Put Date 8/01/2025) (n)	$2,685,000	$2,658,440
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), “R-3”, 5.25%, 1/01/2025 (n)	6,170,000	6,219,925
		$8,878,365
Maryland - 1.3%
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2025	$1,550,000	$1,556,119
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2026	520,000	524,523
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2034	2,740,000	2,765,159
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2042	2,375,000	2,216,302
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2046	1,480,000	1,396,176
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), “A”, 5%, 9/01/2038	2,680,000	2,714,759
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 4%, 7/01/2029	500,000	492,480

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - continued
Brunswick, MD, Special Obligation Refunding (Brunswick Crossing Special Taxing District), 5%, 7/01/2036	$550,000	$560,705
Frederick County, MD, Limited Obligation (Jefferson Technology Park Project), “B”, 4.625%, 7/01/2043 (n)	1,020,000	992,906
Howard County, MD, Retirement Community Rev. (Vantage House Facility), 5%, 4/01/2036	1,225,000	1,136,606
Howard County, MD, Retirement Community Rev. (Vantage House Facility), 5%, 4/01/2036	3,930,000	3,646,419
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.125%, 2/15/2034 (n)	850,000	804,764
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.375%, 2/15/2039 (n)	745,000	701,102
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4.5%, 2/15/2047 (n)	2,190,000	1,995,020
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “A”, 4.5%, 9/01/2048 (u)	4,465,000	4,579,778
Maryland Community Development Administration, Department of Housing & Community Development Housing Rev., “B”, 4.5%, 9/01/2048 (u)	3,635,000	3,699,274
Maryland Economic Development Corp. Senior Student Housing Rev. (Morgan State University Project), “A”, 6%, 7/01/2058	2,250,000	2,497,462
Maryland Economic Development Corp., Special Obligation (Port Covington Project), 3.25%, 9/01/2030 (n)	265,000	245,141
Maryland Economic Development Corp., Special Obligation (Port Covington Project), 4%, 9/01/2040 (n)	920,000	823,138
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), “C”, 4%, 6/01/2038	175,000	149,993
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), “C”, 4%, 6/01/2048	525,000	409,030
Maryland Economic Development Corp., Subordinate Parking Facilities Rev. (Baltimore City Project), “C”, 4%, 6/01/2058	1,800,000	1,325,989
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare), 5%, 1/01/2036	810,000	843,710
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare), “A”, 5.5%, 1/01/2036	2,290,000	2,382,136
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2034	860,000	905,799
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, Capital Appreciation, “C”, 0%, 5/01/2051	6,160,000	1,799,946

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - continued
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, Capital Appreciation, “C”, 0%, 5/01/2052	$9,235,000	$2,570,277
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, Capital Appreciation, “C”, 0%, 5/01/2053	4,515,000	1,196,402
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, Capital Appreciation, “C”, 0%, 5/01/2054	6,775,000	1,712,901
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, Capital Appreciation, “C”, 0%, 5/01/2055	4,185,000	1,009,339
Prince George's County, MD, Special Obligation (Westphalia Town Center Project), 5.125%, 7/01/2039 (n)	790,000	790,888
Prince George's County, MD, Special Obligation (Westphalia Town Center Project), 5.25%, 7/01/2048 (n)	775,000	775,432
Rockville, MD, Mayor & Council Economic Development Refunding Rev. (Ingleside at King Farm Project), “A-1”, 5%, 11/01/2037	890,000	843,642
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), “B”, 5%, 11/01/2042	1,530,000	1,405,602
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), “B”, 5%, 11/01/2047	1,605,000	1,435,327
Westminster, MD, Refunding Rev. (Carroll Lutheran Village, Inc.), 5.125%, 7/01/2040	2,600,000	2,693,262
		$55,597,508
Massachusetts - 1.9%
Collegiate Charter School of Lowell, MA, Rev., 4%, 6/15/2024	$200,000	$198,861
Collegiate Charter School of Lowell, MA, Rev., 5%, 6/15/2029	905,000	918,106
Collegiate Charter School of Lowell, MA, Rev., 5%, 6/15/2049	750,000	715,117
Collegiate Charter School of Lowell, MA, Rev., 5%, 6/15/2054	580,000	544,244
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 10/15/2037 (a)(d)	8,336,312	833,631
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2031	835,000	859,788
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 5%, 10/01/2043	2,930,000	2,980,434
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 4%, 10/01/2046	870,000	779,146
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “B”, 5%, 7/01/2037	1,000,000	1,017,392

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “B”, 5%, 7/01/2042	$3,000,000	$3,015,886
Massachusetts Development Finance Agency Rev. (Lasell University), 4%, 7/01/2040	1,075,000	905,375
Massachusetts Development Finance Agency Rev. (Lasell University), 4%, 7/01/2045	495,000	394,027
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2037 (n)	400,000	406,287
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2047 (n)	3,140,000	3,095,993
Massachusetts Development Finance Agency Rev. (Newbridge on the Charles, Inc.), 5%, 10/01/2057 (n)	7,070,000	6,734,580
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.25%, 11/15/2033 (Prerefunded 11/15/2023) (n)	1,350,000	1,387,192
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2025	235,000	238,018
Massachusetts Development Finance Agency Rev. (Salem Community Corp.), 5.125%, 1/01/2040 (n)	515,000	483,102
Massachusetts Development Finance Agency Rev. (Salem Community Corp.), 5.25%, 1/01/2050 (n)	1,355,000	1,238,561
Massachusetts Development Finance Agency Rev. (Simmons College), “K-1”, 5%, 10/01/2025	800,000	835,553
Massachusetts Development Finance Agency Rev. (Springfield College), “B”, 4%, 6/01/2041	2,750,000	2,577,009
Massachusetts Development Finance Agency Rev. (Springfield College), “B”, 4%, 6/01/2050	2,700,000	2,377,373
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2033	480,000	509,392
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2034	645,000	682,043
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), “A”, 5%, 7/01/2039	1,000,000	1,012,300
Massachusetts Development Finance Agency Rev. (Wellforce, Inc.), “A”, 5%, 7/01/2044	1,520,000	1,517,902
Massachusetts Development Finance Agency Rev. (Wentworth Institute of Technology), 5%, 10/01/2046	985,000	1,007,136
Massachusetts Development Finance Agency Rev. (Western New England University), 5%, 9/01/2028	960,000	998,421
Massachusetts Educational Financing Authority, Education Loan Rev., “B”, 3%, 7/01/2035	270,000	269,619
Massachusetts Educational Financing Authority, Education Loan Rev., “B”, 2%, 7/01/2037	485,000	416,490

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Educational Financing Authority, Education Loan Rev., “C”, 2.625%, 7/01/2036	$90,000	$85,897
Massachusetts Educational Financing Authority, Education Loan Rev., “C”, 4.125%, 7/01/2046	9,285,000	8,435,355
Massachusetts Educational Financing Authority, Education Loan Rev., “C”, 3.75%, 7/01/2047	10,430,000	9,073,750
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.7%, 7/01/2026	415,000	415,274
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.9%, 7/01/2028	430,000	430,299
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033 (u)	6,045,000	5,828,686
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033	890,000	858,152
Massachusetts Educational Financing Authority, Education Loan Subordinate Rev., “C”, 3%, 7/01/2051	3,215,000	2,277,958
Massachusetts Educational Financing Authority, Education Loan Subordinate Rev., “C”, 4.125%, 7/01/2052	10,360,000	8,997,788
Massachusetts Housing Finance Agency, Single Family Housing Rev., “177”, 4%, 6/01/2039	210,000	210,060
Tisbury, MA, General Obligation, Municipal Purpose Loan, Unlimited Tax, 3%, 8/15/2047	5,905,000	5,007,173
Tisbury, MA, General Obligation, Municipal Purpose Loan, Unlimited Tax, 3%, 8/15/2052	3,715,000	3,040,294
		$83,609,664
Michigan - 0.5%
Detroit, MI, General Obligation, 5.5%, 4/01/2045	$1,250,000	$1,293,331
Detroit, MI, General Obligation, 5.5%, 4/01/2050	1,850,000	1,904,073
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2036	725,000	792,825
Downriver, MI, Utility Wastewater Authority, Sewer System Rev., AGM, 5%, 4/01/2038	665,000	717,051
Grand Rapids, MI, Economic Development Corp. Rev. (Beacon Hill at Eastgate Project), “A”, 5%, 11/01/2037	1,155,000	1,046,047
Grand Rapids, MI, Economic Development Corp. Rev. (Beacon Hill at Eastgate Project), “A”, 5%, 11/01/2047	2,660,000	2,240,809
Grand Rapids, MI, Economic Development Corp. Rev. (Beacon Hill at Eastgate Project), “A”, 5%, 11/01/2052	1,185,000	970,838
Michigan Building Authority Rev. (Facilities Program), 4%, 10/15/2052	1,685,000	1,667,253
Michigan Finance Authority (Detroit Financial Recovery Income Tax Rev.), “F”, 3.875%, 10/01/2023	635,000	635,484

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Michigan Finance Authority (Detroit Financial Recovery Income Tax Rev.), “F”, 4%, 10/01/2024	$800,000	$804,011
Michigan Finance Authority Hospital Rev. (Beaumont Health Credit Group), “A”, 5%, 8/01/2033 (Prerefunded 8/01/2024)	20,000	20,740
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2033	875,000	916,382
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Local Project), “D-2”, 5%, 7/01/2034	885,000	922,862
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev. (2007 Sold Tobacco Receipts), “B-1”, 5%, 6/01/2049	1,045,000	1,076,317
Michigan Strategic Fund Ltd. (Canterbury Health Care, Inc.), 5%, 7/01/2046 (n)	1,000,000	629,750
Michigan Strategic Fund Ltd. (Canterbury Health Care, Inc.), 5%, 7/01/2051 (n)	900,000	545,556
Waterford Township, MI, Economic Development Corp. (Canterbury Health Care, Inc.), “A”, 5%, 7/01/2046 (n)	2,070,000	1,303,582
Waterford Township, MI, Economic Development Corp. (Canterbury Health Care, Inc.), “A”, 5%, 7/01/2051 (n)	2,070,000	1,254,780
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	750,000	773,675
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	575,000	583,922
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	1,240,000	1,253,303
		$21,352,591
Minnesota - 0.6%
Deephaven, MN, Charter School Lease Rev. (Eagle Ridge Academy Project), “A”, 5.25%, 7/01/2040	$500,000	$502,725
Deephaven, MN, Charter School Lease Rev. (Eagle Ridge Academy Project), “A”, 5.5%, 7/01/2050	3,000,000	3,019,346
Duluth, MN, Economic Development Authority Rev. (Benedictine Health System), “A”, 4%, 7/01/2031	1,340,000	1,256,729
Duluth, MN, Economic Development Authority Rev. (Benedictine Health System), “A”, 4%, 7/01/2036	3,335,000	2,893,323
Duluth, MN, Economic Development Authority Rev. (Benedictine Health System), “A”, 4%, 7/01/2041	2,755,000	2,269,039
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 4.25%, 2/15/2043	2,500,000	2,505,190

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Minnesota - continued
Duluth, MN, Economic Development Authority, Health Care Facilities Rev. (Essentia Health), “A”, 4.25%, 2/15/2048	$2,895,000	$2,869,415
Duluth, MN, Independent School District No. 709, “A”, 4%, 3/01/2032	1,570,000	1,500,669
Duluth, MN, Independent School District No. 709, “A”, 4.2%, 3/01/2034	420,000	402,008
Minnesota Housing Finance Agency, Residential Housing, “A”, 4%, 1/01/2041	210,000	210,122
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 4%, 11/01/2037 (u)	2,370,000	2,376,432
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 2.65%, 11/01/2038	3,145,000	2,700,202
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), “A”, 4.75%, 7/01/2029 (n)	250,000	250,645
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), “A”, 5.25%, 7/01/2033 (n)	420,000	427,419
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Great River School Project), “A”, 5.5%, 7/01/2052 (n)	705,000	709,073
Woodbury, MN Charter School Lease Rev. (Woodbury Leadership Academy Project), “A”, 4%, 7/01/2031	690,000	647,576
Woodbury, MN Charter School Lease Rev. (Woodbury Leadership Academy Project), “A”, 4%, 7/01/2041	1,150,000	955,317
Woodbury, MN Charter School Lease Rev. (Woodbury Leadership Academy Project), “A”, 4%, 7/01/2051	660,000	502,995
Woodbury, MN Charter School Lease Rev. (Woodbury Leadership Academy Project), “A”, 4%, 7/01/2056	575,000	422,942
		$26,421,167
Mississippi - 0.3%
Mississippi Development Bank Special Obligation (Hancock County GOMESA Project), 4.55%, 11/01/2039 (n)	$3,700,000	$3,709,044
Mississippi Development Bank Special Obligation (Jackson County GOMESA Project), 3.625%, 11/01/2036 (n)	2,165,000	1,972,250
Mississippi Home Corp., Single Family Mortgage Rev., “A”, 4%, 12/01/2044	1,605,000	1,623,897
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2046	2,635,000	2,655,633
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), “A”, 4%, 1/01/2036	1,155,000	1,185,927

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - continued
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), “A”, 4%, 1/01/2037	$1,040,000	$1,054,685
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), “A”, 4%, 1/01/2039	1,040,000	1,047,593
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital Refunding Project), “A”, 4%, 1/01/2040	575,000	577,510
		$13,826,539
Missouri - 1.1%
Cape Girardeau County, MO, Industrial Development Authority, Health Facilities Rev. (SoutheastHealth), 4%, 3/01/2041	$460,000	$420,486
Cape Girardeau County, MO, Industrial Development Authority, Health Facilities Rev. (SoutheastHealth), 4%, 3/01/2046	520,000	463,834
Dardenne, MO, Town Square Transportation Development District, “A”, 5%, 5/01/2026 (d)(q)	2,495,000	1,147,700
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), “B”, 5%, 2/01/2040 (n)	2,140,000	1,714,807
Kansas City, MO, Land Clearance for Redevelopment Authority Rev. (Convention Center Hotel Project - TIF Financing), “B”, 5%, 2/01/2050 (n)	4,845,000	3,588,430
Missouri Development Finance Board, Infrastructure Facilities Rev. (Crackerneck Creek Project), 4%, 3/01/2036	1,300,000	1,272,591
Missouri Development Finance Board, Infrastructure Facilities Rev. (Crackerneck Creek Project), 4%, 3/01/2037	415,000	399,037
Missouri Development Finance Board, Infrastructure Facilities Rev. (Crackerneck Creek Project), 4%, 3/01/2041	520,000	483,324
Missouri Development Finance Board, Infrastructure Facilities Rev. (Crackerneck Creek Project), 4%, 3/01/2051	1,480,000	1,303,936
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University Health Services), 5%, 10/01/2039 (Prerefunded 10/01/2023)	465,000	472,710
Missouri Health & Educational Facilities Authority Rev. (Bethesda Health Group, Inc.), 5%, 8/01/2040	1,650,000	1,646,184
Missouri Health & Educational Facilities Authority Rev. (Bethesda Health Group, Inc.), 5%, 8/01/2045	2,300,000	2,221,661
Missouri Health & Educational Facilities Authority Rev. (Capital Regional Medical Center), 5%, 11/01/2035	1,700,000	1,635,626
Missouri Health & Educational Facilities Authority Rev. (Capital Regional Medical Center), 5%, 11/01/2040	2,000,000	1,827,593

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - continued
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), “A”, 3.75%, 5/01/2038	$270,000	$270,382
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), “B”, FNMA, 4.75%, 5/01/2049	2,650,000	2,728,243
Plaza at Noah's Ark Community District, MO, Tax Increment and Improvement Rev., 3%, 5/01/2030	345,000	314,426
Plaza at Noah's Ark Community District, MO, Tax Increment and Improvement Rev., 3.125%, 5/01/2035	240,000	203,300
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2030	695,000	678,798
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2035	490,000	462,915
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5.125%, 8/15/2045	1,355,000	1,205,505
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Ranken-Jordan Project), 5%, 11/15/2030	1,015,000	1,043,530
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Ranken-Jordan Project), 4%, 11/15/2036	1,165,000	1,120,129
St. Louis County, MO, Industrial Development Authority Rev. (Friendship Village St. Louis Obligated Group), “A”, 5.25%, 9/01/2053	11,920,000	11,001,749
St. Louis County, MO, Industrial Development Authority Rev. (St. Andrew's Resources for Seniors Obligated Group), “A”, 5.125%, 12/01/2045	3,620,000	3,458,000
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 3.875%, 11/15/2029	1,100,000	962,827
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 4.375%, 11/15/2035	2,110,000	1,726,284
St. Louis, MO, Industrial Development Authority Financing Rev. (Ballpark Village Development Project), “A”, 4.75%, 11/15/2047	4,220,000	3,230,027
St. Louis, MO, Land Clearance Redevelopment Authority Rev. (Kiel Opera House Renovation Project), 3.875%, 10/01/2035	2,280,000	1,914,154
		$48,918,188
Montana - 0.2%
Montana Finance Authority, Health Care Facilities Rev. (Kalispell Regional Medical Center), “B”, 5%, 7/01/2043	$3,840,000	$3,924,996
Montana Finance Authority, Health Care Facilities Rev. (Kalispell Regional Medical Center), “B”, 5%, 7/01/2048	5,530,000	5,611,449
		$9,536,445

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Nebraska - 0.1%
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), “A”, 5%, 9/01/2034	$1,200,000	$1,333,445
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), “A”, 5%, 9/01/2036	1,940,000	2,114,920
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 4%, 9/01/2044	260,000	260,901
Nebraska Investment Finance Authority, Single Family Housing Rev., “C”, 4%, 9/01/2048 (u)	2,745,000	2,771,972
		$6,481,238
Nevada - 0.3%
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 4.5%, 12/15/2029 (n)	$525,000	$528,064
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2035 (n)	1,715,000	1,729,482
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2038 (n)	1,395,000	1,400,833
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5.125%, 12/15/2045 (n)	2,205,000	2,182,889
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2048 (n)	4,115,000	3,953,196
Nevada Department of Business & Industry Charter School Rev. (Doral Academy of Nevada), “A”, 5%, 7/15/2037 (n)	1,000,000	1,003,404
Nevada Department of Business & Industry Charter School Rev. (Doral Academy of Nevada), “A”, 5%, 7/15/2047 (n)	1,015,000	976,196
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 5%, 6/01/2038	110,000	118,892
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 4%, 6/01/2048	435,000	420,870
Reno, NV, Sales Tax Rev. (Retrac-Reno Transportation Rail Access Corridor Project), “B”, AGM, 4.125%, 6/01/2058	545,000	527,314
		$12,841,140

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Hampshire - 0.8%
National Finance Authority, New Hampshire Municipal Certificates, “1-A”, 4.375%, 9/20/2036	$11,883,036	$11,911,650
National Finance Authority, New Hampshire Municipal Certificates, “A-2”, 4%, 10/20/2036	7,804,484	7,561,738
National Finance Authority, New Hampshire Municipal Certificates, “X”, 0.334%, 9/20/2036 (i)	75,450,000	1,846,005
National Finance Authority, New Hampshire Municipal Certificates, “X-2”, 0.674%, 10/20/2036 (i)	34,320,000	1,791,995
National Finance Authority, New Hampshire Resource Recovery Refunding Rev. (Covanta Project), “C”, 4.875%, 11/01/2042 (n)	7,730,000	7,151,823
National Finance Authority, New Hampshire Resource Recovery Refunding Rev., “B”, 3.75%, 7/01/2045 (Put Date 7/02/2040) (n)	3,090,000	2,488,859
National Finance Authority, New Hampshire Senior Living Rev. (Springpoint Senior Living Project), 4%, 1/01/2041	1,210,000	1,044,592
		$33,796,662
New Jersey - 3.1%
Atlantic City, NJ, Improvement Authority Lease Rev. (Stockton University Campus Phase II Project), “A”, AGM, 5%, 7/01/2035	$170,000	$193,185
Atlantic City, NJ, Improvement Authority Lease Rev. (Stockton University Campus Phase II Project), “A”, AGM, 4%, 7/01/2038	275,000	276,824
Atlantic City, NJ, Improvement Authority Lease Rev. (Stockton University Campus Phase II Project), “A”, AGM, 4%, 7/01/2039	235,000	235,859
Atlantic City, NJ, Improvement Authority Lease Rev. (Stockton University Campus Phase II Project), “A”, AGM, 4%, 7/01/2040	340,000	340,067
Atlantic City, NJ, Tax Appeal Refunding Bonds (Qualified Pursuant to the Provisions of the Municipal Qualified Bond Act), “A”, BAM, 5%, 3/01/2042	490,000	514,396
Bayonne, NJ, Redevelopment Agency (Royal Caribbean Project), “A”, 5.375%, 11/01/2035	1,955,000	1,654,714
Camden County, NJ, Improvement Authority School Rev. (KIPP Cooper Norcross Academy), 6%, 6/15/2042	245,000	267,009
Camden County, NJ, Improvement Authority School Rev. (KIPP Cooper Norcross Academy), 6%, 6/15/2047	665,000	715,575
Camden County, NJ, Improvement Authority School Rev. (KIPP Cooper Norcross Academy), 6%, 6/15/2052	600,000	640,562
Camden County, NJ, Improvement Authority School Rev. (KIPP Cooper Norcross Academy), 6%, 6/15/2062	2,000,000	2,115,427
New Jersey Economic Development Authority (Motor Vehicle Surcharges Subordinate Refunding Rev.), “A”, 3.125%, 7/01/2029	705,000	705,488
New Jersey Economic Development Authority (Motor Vehicle Surcharges Subordinate Refunding Rev.), “A”, 5%, 7/01/2033	400,000	429,403

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5.5%, 1/01/2027	$325,000	$331,022
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5%, 1/01/2028	325,000	329,358
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5%, 1/01/2031	975,000	988,364
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), AGM, 5.125%, 7/01/2042	530,000	535,850
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Reclamation Project), 6.5%, 4/01/2028	3,510,243	3,519,143
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Reclamation Project), 6.5%, 4/01/2031	8,000,000	8,136,414
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2030	3,485,000	3,488,202
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2035	1,510,000	1,481,237
New Jersey Economic Development Authority Rev. (School Facilities Construction), 5%, 3/01/2027	310,000	310,558
New Jersey Economic Development Authority Rev. (School Facilities Construction), “DDD”, 5%, 6/15/2034	825,000	885,936
New Jersey Economic Development Authority Rev. (School Facilities Construction), “DDD”, 5%, 6/15/2035	690,000	736,613
New Jersey Economic Development Authority Rev. (School Facilities Construction), “DDD”, 5%, 6/15/2042	3,850,000	3,983,382
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.125%, 9/15/2023	2,155,000	2,164,991
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.25%, 9/15/2029	3,370,000	3,405,604
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “A”, 5.625%, 11/15/2030	6,850,000	7,012,371
New Jersey Economic Development Authority, State Lease Rev. (Juvenile Justice Commission Facilities Project), “C”, 5%, 6/15/2042	3,685,000	3,825,894
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2034	1,455,000	1,569,719
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2035	1,285,000	1,376,167

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2036	$1,490,000	$1,581,422
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “B”, 3.25%, 12/01/2039	6,205,000	5,926,502
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “B”, 4%, 12/01/2041	14,385,000	14,557,903
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., ”B“, 2.5%, 12/01/2040	2,330,000	1,992,212
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., ”C“, 3.25%, 12/01/2051	960,000	721,187
New Jersey Transportation Trust Fund Authority, “A”, 5%, 12/15/2039	625,000	665,349
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2037	1,580,000	1,719,410
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2037	6,515,000	7,181,876
New Jersey Transportation Trust Fund Authority, “AA”, 4%, 6/15/2038	1,580,000	1,589,881
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2038	1,690,000	1,825,993
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2039	1,580,000	1,694,722
New Jersey Transportation Trust Fund Authority, “AA”, 4%, 6/15/2040	1,755,000	1,749,092
New Jersey Transportation Trust Fund Authority, “AA”, 5%, 6/15/2040	1,185,000	1,265,360
New Jersey Transportation Trust Fund Authority, “AA”, 4%, 6/15/2045	3,070,000	2,960,309
New Jersey Transportation Trust Fund Authority, “CC”, 5.5%, 6/15/2050	2,520,000	2,787,020
New Jersey Transportation Trust Fund Authority, Capital Appreciation, “A”, 0%, 12/15/2037	50,000,000	26,604,590
New Jersey Transportation Trust Fund Authority, Capital Appreciation, “C”, AAC, 0%, 12/15/2035	4,750,000	2,848,974
New Jersey Transportation Trust Fund Authority, Capital Appreciation, “C”, AAC, 0%, 12/15/2036	12,405,000	7,025,305
Newark, NJ, Board of Education, Energy Savings Obligation Refunding, 4%, 7/15/2034	413,000	435,725
		$137,302,166

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Mexico - 0.2%
Los Ranchos de Albuquerque, NM, Education Facilities Rev. (Albuquerque Academy Project), 4%, 9/01/2040	$575,000	$576,881
New Mexico Educational Assistance Foundation, Taxable, “B-1”, 2.106%, 9/01/2051	6,405,000	6,393,076
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, “A-1”, FNMA, 4%, 1/01/2049	920,000	930,112
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), “A”, 5%, 5/15/2034	355,000	340,480
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), “A”, 5%, 5/15/2039	275,000	250,911
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), “A”, 5%, 5/15/2044	285,000	248,189
Santa Fe, NM, Retirement Facility Rev. (El Castillo Retirement Residences Project), “A”, 5%, 5/15/2049	735,000	622,090
		$9,361,739
New York - 5.7%
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Charter School for Applied Technologies Project), “A”, 5%, 6/01/2035	$1,000,000	$1,036,615
Build NYC Resource Corp. Rev. (Albert Einstein School of Medicine, Inc.), 5.5%, 9/01/2045 (n)	7,310,000	7,395,368
Build NYC Resource Corp. Rev. (Grand Concourse Academy Charter School Project), “A”, 5%, 7/01/2052	355,000	361,339
Build NYC Resource Corp. Rev. (Grand Concourse Academy Charter School Project), “B”, 5%, 7/01/2062	2,700,000	2,714,946
Build NYC Resource Corp. Rev. (International Leadership Charter High School Project), “A”, 6.25%, 7/01/2046 (n)	1,315,000	1,330,577
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 5.75%, 7/01/2033	3,860,000	3,865,209
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 6%, 7/01/2043	4,025,000	4,030,386
Build NYC Resource Corp. Rev. (KIPP NYC Public Schools Facilities - Canal West Project), 5.25%, 7/01/2057	1,695,000	1,771,842
Build NYC Resource Corp. Rev. (KIPP NYC Public Schools Facilities - Canal West Project), 5.25%, 7/01/2062	2,125,000	2,203,285
Jefferson County, NY, Civic Development Corp. Rev. (Samaritan Medical Center), “A”, 4%, 11/01/2032	535,000	519,569
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2034	785,000	816,051
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2040	2,130,000	2,180,111

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2045	$990,000	$1,007,538
New York Dormitory Authority Rev. (Northwell Health Obligated Group), “A”, 4%, 5/01/2045	5,630,000	5,565,274
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2033 (n)	800,000	816,014
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2035 (n)	1,500,000	1,514,145
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2040 (n)	1,000,000	985,223
New York Environmental Facilities Corp. Rev., Solid Waste Disposal (Casella Waste Management, Inc. Project), 2.75%, 9/01/2050 (Put Date 9/02/2025) (n)	620,000	589,449
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044 (n)	22,365,000	22,245,810
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/2040 (n)	5,850,000	5,853,923
New York Power Authority, Green Transmission Project Rev., “A”, AGM, 4%, 11/15/2047	2,015,000	2,001,937
New York State Thruway Authority, Personal Income Tax Rev., “C”, 4.125%, 3/15/2057	7,385,000	7,279,496
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 3%, 8/01/2031	765,000	705,851
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5.25%, 8/01/2031	1,935,000	1,991,891
New York Transportation Development Corp., Special Facilities Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5.375%, 8/01/2036	3,500,000	3,548,462
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 10/01/2035	1,415,000	1,476,723
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 4%, 1/01/2036	1,270,000	1,233,824
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 10/01/2040	7,245,000	7,401,774
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 4.375%, 10/01/2045	19,055,000	18,046,524

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 5%, 12/01/2030	$395,000	$436,879
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 5%, 12/01/2034	710,000	758,903
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 5%, 12/01/2035	345,000	364,775
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 5%, 12/01/2036	55,000	57,727
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 5%, 12/01/2037	570,000	594,871
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 4%, 12/01/2038	235,000	225,222
New York Transportation Development Corp., Special Facilities Rev. (Terminal 4 John F. Kennedy International Airport Project), “A”, 4%, 12/01/2039	570,000	540,580
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (8 Spruce Street), “E”, 3.5%, 2/15/2048	6,002,643	5,871,694
New York, NY, Housing Development Corp., Multi-Family Housing Rev. (8 Spruce Street), “F”, 4.5%, 2/15/2048	46,653,261	45,994,853
New York, NY, Industrial Development Agency Pilot Refunding Rev. (Yankee Stadium Project), “A”, AGM, 4%, 3/01/2045	945,000	943,006
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	1,075,000	1,075,794
New York, NY, Transitional Finance Authority Building Aid Rev., “S-3”, 5%, 7/15/2043	975,000	1,049,342
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 4.75%, 11/01/2042 (n)	6,865,000	6,248,954
Niagara, NY, Area Development Corp. Rev. (Catholic Health System, Inc. Project), 4.5%, 7/01/2052	4,115,000	3,075,967
Niagara, NY, Area Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2052	2,460,000	1,902,321
Orange County, NY, Funding Corp. Assisted Living Residence Rev. (Hamlet at Wallkill Assisted Living Project), 6.5%, 1/01/2046	6,600,000	5,401,627
Port Authority of NY & NJ (214th Series), 4%, 9/01/2037	2,780,000	2,781,505
Port Authority of NY & NJ (214th Series), 4%, 9/01/2039	1,245,000	1,243,746

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
Port Authority of NY & NJ (214th Series), 4%, 9/01/2043	$2,015,000	$1,964,257
Port Authority of NY & NJ (221st Series), 4%, 7/15/2045	1,570,000	1,516,020
Port Authority of NY & NJ (223th Series), 4%, 7/15/2040	930,000	924,572
Port Authority of NY & NJ (226th Series), 5%, 10/15/2033	770,000	882,880
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2028	1,905,000	1,670,979
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2029	2,955,000	2,520,393
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2030	2,135,000	1,770,134
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2031	5,765,000	4,655,950
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2032	7,900,000	6,229,836
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2033	4,625,000	3,554,981
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2034	17,535,000	13,198,230
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2035	13,015,000	9,637,855
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2036	4,435,000	3,218,685
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2034	825,000	867,177
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2035	410,000	428,667
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2041	3,020,000	3,099,813
Ulster County, NY, Capital Resource Corp. Rev. (Woodland Pond at New Paltz Project), 4%, 9/15/2025	1,615,000	1,529,464
Ulster County, NY, Capital Resource Corp. Rev. (Woodland Pond at New Paltz Project), 5%, 9/15/2037	7,780,000	6,444,282
		$253,171,097

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - 0.8%
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), “A”, 4%, 3/01/2030	$285,000	$265,428
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), “A”, 4%, 3/01/2036	1,435,000	1,222,833
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), “A”, 4%, 3/01/2041	505,000	406,432
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), “A”, 4%, 3/01/2051	8,915,000	6,498,422
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), “C”, 4%, 3/01/2036	635,000	543,763
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Lutheran Services for the Aging), “C”, 4%, 3/01/2042	240,000	191,000
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Pennybyrn at Maryfield), 5%, 10/01/2025	650,000	656,862
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Pennybyrn at Maryfield), 5%, 10/01/2030	1,320,000	1,321,161
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	765,000	757,874
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), “A”, 5%, 10/01/2040	975,000	982,342
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), “A”, 5%, 10/01/2045	925,000	921,209
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), “A”, 5%, 10/01/2050	595,000	585,322
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Refunding Rev. (Plantation Village, Inc.), “A”, 4%, 1/01/2052	1,760,000	1,417,385
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Refunding Rev. (United Church Homes and Services), “C”, 5%, 9/01/2041 (Prerefunded 9/01/2023)	1,745,000	1,822,473
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Pennybyrn at Maryfield Project), “A”, 5%, 10/01/2040	1,075,000	1,045,433

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - continued
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Pennybyrn at Maryfield Project), “A”, 5%, 10/01/2045	$1,000,000	$943,007
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Salemtowne), “A”, 5%, 10/01/2026	2,500,000	2,526,491
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Salemtowne), “A”, 5%, 10/01/2030	1,500,000	1,487,666
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Sharon Towers), “A”, 5%, 7/01/2039	1,540,000	1,506,203
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Sharon Towers), “A”, 5%, 7/01/2044	1,030,000	984,323
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Southminster), 5%, 10/01/2037	2,700,000	2,596,649
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “A”, 5%, 9/01/2037 (Prerefunded 9/01/2024)	1,265,000	1,316,469
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “C”, 5%, 9/01/2046 (Prerefunded 9/01/2023)	1,815,000	1,895,581
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2042	505,000	514,101
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2047	990,000	1,002,155
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2051	2,015,000	2,037,369
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2054	1,665,000	1,681,599
		$37,129,552
North Dakota - 0.4%
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “B”, 4%, 1/01/2036	$230,000	$230,718
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “D”, 4.25%, 1/01/2049 (u)	3,875,000	3,933,668
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2034	5,445,000	5,440,105
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2038	3,050,000	3,006,021
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2048	710,000	662,838
Ward County, ND, Health Care Facilities Rev. (Trinity Obligated Group), “C”, 5%, 6/01/2053	5,310,000	4,898,471
		$18,171,821

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - 4.0%
Akron, Bath, & Copley, OH, Joint Township Hospital District Facilities Rev. (Summa Health Obligated Group), 5%, 11/15/2032	$385,000	$426,047
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 5%, 6/01/2035	550,000	594,118
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 4%, 6/01/2039	550,000	532,605
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020A-2, “1”, 4%, 6/01/2048	2,225,000	2,045,122
Buckeye, OH, Tobacco Settlement Financing Authority Senior Asset-Backed Refunding, 2020B-2, “2”, 5%, 6/01/2055	73,880,000	70,445,865
Butler County, OH, Hospital Facilities Rev. (UC Health), 4%, 11/15/2035	1,500,000	1,511,800
Butler County, OH, Hospital Facilities Rev. (UC Health), 4%, 11/15/2037	1,250,000	1,245,334
Centerville, OH, Health Care Improvement and Refunding Rev. (Graceworks Lutheran Services), 5.25%, 11/01/2037	920,000	886,987
Centerville, OH, Health Care Improvement and Refunding Rev. (Graceworks Lutheran Services), 5.25%, 11/01/2047	2,480,000	2,271,344
Centerville, OH, Health Care Improvement and Refunding Rev. (Graceworks Lutheran Services), 5.25%, 11/01/2050	915,000	830,722
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5%, 2/15/2037	1,250,000	1,285,072
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5%, 2/15/2042	3,915,000	3,962,790
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 4.75%, 2/15/2047	5,240,000	5,228,027
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5.25%, 2/15/2047	3,160,000	3,191,249
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5%, 2/15/2057	3,355,000	3,259,148
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5.5%, 2/15/2057	14,395,000	14,560,861
Cuyahoga County, OH, Port Authority Tax Increment Financing Rev. (Flats East Bank Project), “A”, 4%, 12/01/2055 (n)	910,000	769,808
Cuyahoga County, OH, Port Authority Tax Increment Financing Rev. (Flats East Bank Project), “B”, 4.5%, 12/01/2055 (n)	520,000	451,730
Darke County, OH, Hospital Facilities Rev. (Wayne Healthcare Project), “A”, 4%, 9/01/2040	860,000	776,350
Darke County, OH, Hospital Facilities Rev. (Wayne Healthcare Project), “A”, 4%, 9/01/2045	1,545,000	1,350,777
Darke County, OH, Hospital Facilities Rev. (Wayne Healthcare Project), “A”, 5%, 9/01/2049	1,725,000	1,639,051

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Franklin County, OH, Health Care Facilities Improvement Rev. (Friendship Village of Dublin, Inc.), 5%, 11/15/2034	$1,380,000	$1,396,112
Franklin County, OH, Health Care Facilities Improvement Rev. (Friendship Village of Dublin, Inc.), 5%, 11/15/2044	2,055,000	2,066,698
Hickory Chase, OH, Community Authority Infrastructure Improvement Rev. (Hickory Chase Project), “A”, 5%, 12/01/2040 (n)	1,875,000	1,729,898
Middleburg Heights, OH, Hospital Facilities Improvement Rev. (Southwest General Health Center Project), “A”, 4%, 8/01/2041	3,455,000	3,398,399
Middleburg Heights, OH, Hospital Facilities Improvement Rev. (Southwest General Health Center Project), “A”, 4%, 8/01/2047	1,910,000	1,802,734
Montgomery County, OH, Hospital Facilities Rev. (Premier Health Partners Obligated Group), “A”, 4%, 11/15/2038	2,210,000	2,160,159
Montgomery County, OH, Hospital Facilities Rev. (Premier Health Partners Obligated Group), “A”, 4%, 11/15/2045	1,100,000	1,007,542
Montgomery County, OH, Hospital Facilities Rev. (Premier Health Partners Obligated Group), “A”, 5%, 11/15/2035	1,000,000	1,047,500
Northeast Ohio Medical University, General Receipts and Refunding Bonds, “A”, 4%, 12/01/2035	160,000	160,476
Northeast Ohio Medical University, General Receipts and Refunding Bonds, “A”, 4%, 12/01/2045	120,000	110,862
Ohio Air Quality Development Authority Refunding Rev. (Duke Energy Corp. Project), “A”, 4.25%, 11/01/2039 (Put Date 6/01/2027)	3,355,000	3,434,755
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 3.75%, 1/15/2028 (n)	4,200,000	4,184,908
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.25%, 1/15/2038 (n)	2,325,000	2,254,796
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 4.5%, 1/15/2048 (n)	3,115,000	2,940,908
Ohio Educational Facility Commission Rev. (Cleveland Institute of Art Project), 5%, 12/01/2038	1,360,000	1,319,385
Ohio Educational Facility Commission Rev. (Cleveland Institute of Art Project), 5.25%, 12/01/2043	1,390,000	1,350,468
Ohio Educational Facility Commission Rev. (Cleveland Institute of Art Project), 5.25%, 12/01/2048	1,600,000	1,530,189
Ohio Educational Facility Commission Rev. (Cleveland Institute of Art Project), 5.5%, 12/01/2053	1,000,000	982,429
Ohio Higher Educational Facility Rev. (Cleveland Institute of Music 2022 Project), 5.125%, 12/01/2042	1,455,000	1,511,951
Ohio Higher Educational Facility Rev. (Cleveland Institute of Music 2022 Project), 5.375%, 12/01/2052	1,480,000	1,539,941

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Ohio Housing Finance Agency Residential Mortgage Rev. (Mortgage-Backed Securities Program), “A”, 4.5%, 9/01/2048 (u)	$5,955,000	$6,078,615
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 5%, 11/15/2035	825,000	881,528
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 4%, 11/15/2037	675,000	654,176
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 4%, 11/15/2038	660,000	634,048
Ohio State Hospital Rev. (Premier Health Partners Obligated Group), 4%, 11/15/2040	725,000	686,286
Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/2038 (u)	3,355,000	3,377,265
Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/2043 (u)	8,150,000	8,201,108
Riversouth, OH, Authority Rev. (Lazarus Building), “A”, 5.75%, 12/01/2027	2,295,000	2,295,234
		$176,003,177
Oklahoma - 0.9%
Catoosa, OK, Industrial Authority Sales Tax Rev., 4%, 10/01/2028	$250,000	$242,437
Norman, OK, Regional Hospital Authority Rev., 5%, 9/01/2045	3,015,000	3,100,143
Oklahoma Development Finance Authority, First Mortgage Rev. (Sommerset Project), 5%, 7/01/2042	1,390,000	1,198,896
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “A”, 5.5%, 8/15/2041	3,295,000	3,269,406
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “A”, 5.5%, 8/15/2044	3,340,000	3,290,115
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5%, 8/15/2038	4,935,000	4,612,644
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.25%, 8/15/2043	4,280,000	4,046,811
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.25%, 8/15/2048	4,930,000	4,529,259
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.5%, 8/15/2052	11,495,000	11,134,290
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “B”, 5.5%, 8/15/2057	2,805,000	2,688,306
Oklahoma Housing Finance Agency, Single Family Mortgage Rev. (Homeownership Loan Project), “A”, 4.75%, 9/01/2048	2,385,000	2,452,310
Tulsa, OK, Airport Improvement Trust Rev., “A”, 5%, 6/01/2045 (Prerefunded 6/01/2024)	660,000	679,407
		$41,244,024

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oregon - 0.9%
Clackamas County, OR, Hospital Facility Authority Senior Living Rev. (Rose Villa Project), “A”, 5.125%, 11/15/2040 (n)	$1,000,000	$957,709
Clackamas County, OR, Hospital Facility Authority Senior Living Rev. (Rose Villa Project), “A”, 5.25%, 11/15/2050 (n)	2,000,000	1,848,888
Clackamas County, OR, Hospital Facility Authority Senior Living Rev. (Rose Villa Project), “A”, 5.375%, 11/15/2055 (n)	3,000,000	2,780,597
Multnomah County, OR, Hospital Facilities Authority Refunding Rev. (Terwilliger Plaza - Parkview Project), “A”, 4%, 12/01/2041	2,860,000	2,280,268
Multnomah County, OR, Hospital Facilities Authority Refunding Rev. (Terwilliger Plaza - Parkview Project), “A”, 4%, 12/01/2051	7,725,000	5,568,163
Multnomah County, OR, Hospital Facilities Authority Refunding Rev. (Terwilliger Plaza - Parkview Project), “A”, 4%, 12/01/2056	10,440,000	7,293,360
Multnomah County, OR, Hospital Facilities Authority Refunding Rev. (Terwilliger Plaza - Parkview Project), “B-1”, 1.2%, 6/01/2028	860,000	735,299
Multnomah County, OR, Hospital Facilities Authority Refunding Rev. (Terwilliger Plaza - Parkview Project), “B-2”, 0.95%, 6/01/2027	2,225,000	1,951,885
Multnomah County, OR, Hospital Facilities Authority Refunding Rev., Taxable (Terwilliger Plaza - Parkview Project), “C”, 1.25%, 6/01/2026	1,065,000	970,960
Oregon Facilities Authority Rev. (Samaritan Health Services Project), “A”, 5%, 10/01/2040	830,000	864,968
Port of Portland, OR, International Airport Rev., “24B”, 5%, 7/01/2042	1,160,000	1,201,424
Yamhill County, OR, Hospital Authority Rev. (Friendsview Retirement), “A”, 5%, 11/15/2036	795,000	710,081
Yamhill County, OR, Hospital Authority Rev. (Friendsview Retirement), “A”, 5%, 11/15/2046	2,625,000	2,102,875
Yamhill County, OR, Hospital Authority Rev. (Friendsview Retirement), “A”, 5%, 11/15/2051	725,000	563,262
Yamhill County, OR, Hospital Authority Rev. (Friendsview Retirement), “A”, 5%, 11/15/2051	3,115,000	2,420,083
Yamhill County, OR, Hospital Authority Rev. (Friendsview Retirement), “A”, 5%, 11/15/2056	6,360,000	4,824,812
Yamhill County, OR, Hospital Authority Rev. (Friendsview Retirement), “B-1”, 2.5%, 11/15/2028	965,000	857,141
Yamhill County, OR, Hospital Authority Rev. (Friendsview Retirement), “B-2”, 2.125%, 11/15/2027	385,000	344,777
Yamhill County, OR, Hospital Authority Rev. (Friendsview Retirement), “B-3”, 1.75%, 11/15/2026	525,000	485,964
		$38,762,516

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - 6.3%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 4%, 4/01/2044	$3,110,000	$2,993,520
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2028 (n)	900,000	913,940
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2033 (n)	765,000	769,481
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5%, 5/01/2042 (n)	2,175,000	2,046,676
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5.25%, 5/01/2042 (n)	6,500,000	6,408,733
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Project), 5.375%, 5/01/2042 (n)	6,700,000	6,563,975
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2032 (n)	2,505,000	2,522,380
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2042 (n)	1,990,000	1,872,591
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 4%, 11/01/2038	990,000	636,212
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 4%, 11/01/2047	1,840,000	1,072,974
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2047	12,200,000	8,438,089
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2050	22,365,000	15,219,801
Berks County, PA, Municipal Authority Rev. (Tower Health Project), “B-2”, 5%, 2/01/2040 (Put Date 2/01/2027)	8,255,000	7,464,055
Berks County, PA, Municipal Authority Rev. (Tower Health Project), “B-3”, 5%, 2/01/2040 (Put Date 2/01/2030)	2,690,000	2,265,393
Blythe, PA, Solid Waste Authority Rev., 7.75%, 12/01/2037 (Prerefunded 12/01/2027)	5,195,000	6,167,761
Cambria County, PA, General Obligation, “B”, AGM, 4%, 8/01/2032	275,000	291,092
Cambria County, PA, General Obligation, “B”, AGM, 4%, 8/01/2036	215,000	222,120
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), 4%, 12/01/2035	6,355,000	5,248,404
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), 4%, 12/01/2040	5,915,000	4,602,826
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), 4%, 12/01/2044	4,455,000	3,325,371

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), 4%, 12/01/2051	$3,445,000	$2,436,144
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), 5%, 12/01/2051	4,550,000	3,907,086
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5%, 12/01/2030	815,000	784,278
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5%, 12/01/2035	1,000,000	940,294
Chester County, PA, Health & Education Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5.25%, 12/01/2045	1,730,000	1,589,792
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 4.75%, 12/15/2037	885,000	895,363
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 5%, 12/15/2047	2,040,000	2,068,380
Chester County, PA, Industrial Development Authority Educational Facilities Rev. (Avon Grove Charter School), “A”, 5%, 12/15/2051	610,000	616,703
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 4%, 1/01/2033 (Prerefunded 1/01/2025)	335,000	345,068
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 4%, 1/01/2033 (Prerefunded 1/01/2025)	1,185,000	1,220,614
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 4%, 1/01/2033	865,000	834,043
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 5%, 1/01/2038 (Prerefunded 1/01/2025)	40,000	41,946
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 5%, 1/01/2038 (Prerefunded 1/01/2025)	155,000	162,541
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 5%, 1/01/2038	190,000	191,924
Cumberland County, PA, Municipal Authority Rev. (Penn State Health), 4%, 11/01/2049	4,310,000	4,163,163
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2048	715,000	701,081
Doylestown, PA, Hospital Rev. (Doylestown Hospital), “A”, 4%, 7/01/2045	765,000	554,410
Doylestown, PA, Hospital Rev. (Doylestown Hospital), “A”, 5%, 7/01/2049	770,000	633,805

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2030 (Prerefunded 7/01/2025)	$330,000	$349,804
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2035 (Prerefunded 7/01/2025)	420,000	445,205
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2039 (Prerefunded 7/01/2024)	325,000	336,097
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2046 (Prerefunded 7/01/2024)	180,000	186,146
Erie County, PA, Water Authority Rev., “D”, BAM, 4%, 12/01/2038	750,000	768,208
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2029	175,000	165,296
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2032	1,250,000	1,151,958
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2038	2,795,000	2,475,044
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2039	385,000	336,387
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2043	3,685,000	3,152,191
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2048	3,730,000	3,127,506
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2049	510,000	425,216
Franklin County, PA, Industrial Development Authority Rev. (Menno-Haven, Inc. Project), 5%, 12/01/2053	5,560,000	4,555,915
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), 5%, 7/01/2040	7,745,000	7,844,755
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), “B”, 5%, 7/01/2046	3,450,000	3,480,168
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), “B”, 5%, 7/01/2051	5,280,000	5,312,120
Lancaster County, PA, Hospital Authority Health System Rev. (Saint Anne's Retirement Community, Inc. Project), 5%, 3/01/2050	500,000	418,294

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Lehigh County, PA, Water & Sewer Authority Rev., “A”, 5%, 12/01/2043 (Prerefunded 12/01/2023)	$4,115,000	$4,203,847
Maxatawny Township, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), “A”, 5%, 1/01/2039	265,000	267,456
Maxatawny Township, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), “A”, 5%, 1/01/2040	930,000	935,944
Maxatawny Township, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), “A”, 5%, 1/01/2041	685,000	686,925
Maxatawny Township, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), “A”, 5%, 1/01/2042	710,000	709,969
Maxatawny Township, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), “A”, 4.5%, 1/01/2045	2,440,000	2,209,192
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 4%, 9/01/2044	2,765,000	2,698,367
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), 4%, 9/01/2049	2,635,000	2,461,606
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), “A”, 4%, 9/01/2049	1,920,000	1,793,656
Montgomery County, PA, Higher Education & Health Authority Rev. (Thomas Jefferson University), “B”, AGM, 3.125%, 5/01/2053	2,975,000	2,317,131
Montgomery County, PA, Higher Education & Health Authority Rev., Taxable (Thomas Jefferson University), 4%, 9/01/2051	4,795,000	4,423,512
Montgomery County, PA, Industrial Development Authority Retirement Communities Rev. (Acts Retirement-Life Communities, Inc. Obligated Group), “C”, 5%, 11/15/2045	1,525,000	1,518,721
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	10,105,000	9,342,157
Northeastern, PA, Hospital & Education Authority College Rev. (King's College Project), 5%, 5/01/2044	1,810,000	1,833,081
Northeastern, PA, Hospital & Education Authority College Rev. (King's College Project), 5%, 5/01/2049	1,095,000	1,104,078
Pennsylvania Economic Development Financing Authority Rev. (Presbyterian Senior Living Project), 4%, 7/01/2030	1,600,000	1,561,794
Pennsylvania Economic Development Financing Authority Rev. (Presbyterian Senior Living Project), 4%, 7/01/2033	1,750,000	1,661,049
Pennsylvania Economic Development Financing Authority Rev. (Presbyterian Senior Living Project), 4%, 7/01/2041	1,050,000	924,546
Pennsylvania Economic Development Financing Authority Rev. (Presbyterian Senior Living Project), 4%, 7/01/2046	2,000,000	1,689,117

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Pennsylvania Economic Development Financing Authority, Guaranteed Parking Rev. (Capitol Region Parking System), Capital Appreciation, “B-2”, 0%, 1/01/2035	$1,460,000	$878,600
Pennsylvania Economic Development Financing Authority, Guaranteed Parking Rev. (Capitol Region Parking System), Capital Appreciation, “B-2”, 0%, 1/01/2036	1,540,000	865,825
Pennsylvania Economic Development Financing Authority, Guaranteed Parking Rev. (Capitol Region Parking System), Capital Appreciation, “B-2”, 0%, 1/01/2037	1,490,000	787,521
Pennsylvania Economic Development Financing Authority, Guaranteed Parking Rev. (Capitol Region Parking System), Capital Appreciation, “B-2”, 0%, 1/01/2038	1,535,000	763,676
Pennsylvania Economic Development Financing Authority, Guaranteed Parking Rev. (Capitol Region Parking System), Capital Appreciation, “B-2”, 0%, 1/01/2039	1,675,000	783,953
Pennsylvania Economic Development Financing Authority, Guaranteed Parking Rev. (Capitol Region Parking System), Capital Appreciation, “B-2”, 0%, 1/01/2040	1,615,000	709,012
Pennsylvania Economic Development Financing Authority, Guaranteed Parking Rev. (Capitol Region Parking System), Capital Appreciation, “B-2”, 0%, 1/01/2041	1,555,000	638,898
Pennsylvania Economic Development Financing Authority, Guaranteed Parking Rev. (Capitol Region Parking System), Capital Appreciation, “B-2”, 0%, 1/01/2042	1,490,000	573,298
Pennsylvania Economic Development Financing Authority, Guaranteed Parking Rev. (Capitol Region Parking System), Capital Appreciation, “B-2”, 0%, 1/01/2043	1,425,000	516,318
Pennsylvania Economic Development Financing Authority, Guaranteed Parking Rev. (Capitol Region Parking System), Capital Appreciation, “B-3”, 0%, 1/01/2049	7,090,000	1,260,353
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (PennDOT Major Bridges Package One Project), 5.25%, 6/30/2053	5,000,000	5,248,079
Pennsylvania Economic Development Financing Authority, Private Activity Rev. (PennDOT Major Bridges Package One Project), AGM, 5%, 12/31/2057	14,325,000	14,973,868
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., “A”, 2.625%, 6/01/2042	1,430,000	1,245,403
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., “A”, 4.5%, 6/01/2043	1,070,000	1,103,081
Pennsylvania Higher Educational Assistance Agency, Education Loan Rev., “B”, 3.125%, 6/01/2048	1,800,000	1,423,937

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 4.75%, 4/01/2033 (u)	$4,395,000	$4,456,725
Philadelphia, PA, Authority for Industrial Development Charter School Rev. (Green Woods Charter School Project), “A”, 5.125%, 6/15/2042	415,000	397,046
Philadelphia, PA, Authority for Industrial Development Charter School Rev. (Green Woods Charter School Project), “A”, 5.25%, 6/15/2052	470,000	447,692
Philadelphia, PA, Authority for Industrial Development Charter School Rev. (Green Woods Charter School Project), “A”, 5.375%, 6/15/2057	225,000	213,044
Philadelphia, PA, Authority for Industrial Development Charter School Rev. (Philadelphia Performing Arts: A String Theory Charter School Project), 5%, 6/15/2050 (n)	1,700,000	1,629,022
Philadelphia, PA, Authority for Industrial Development Rev. (KIPP Charter School Project), “B”, 4%, 4/01/2026	865,000	854,591
Philadelphia, PA, Authority for Industrial Development Rev. (KIPP Charter School Project), “B”, 5%, 4/01/2046	3,500,000	3,298,305
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.625%, 8/01/2036	885,000	916,597
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.75%, 8/01/2046	2,515,000	2,578,074
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.375%, 8/01/2051	1,910,000	1,959,590
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 6%, 8/01/2051	3,000,000	3,089,353
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Community Charter School II Project), 5%, 8/01/2030	460,000	483,518
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Community Charter School II Project), 5%, 8/01/2040	600,000	616,727
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Community Charter School II Project), 5%, 8/01/2050	575,000	584,408
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), 6.875%, 6/15/2033	1,145,000	1,159,134
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), 7.375%, 6/15/2043	1,975,000	2,000,019
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 6.75%, 6/15/2033	850,000	860,107
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/2043	1,670,000	1,688,886
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2035	895,000	948,711

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), “I”, 5%, 12/01/2037	$2,615,000	$2,745,164
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), “III”, 5.25%, 12/01/2047 (n)	3,245,000	3,023,509
Philadelphia, PA, Authority for Industrial Development, Multi-Family Housing Rev. (University Square Apartment Project-Section 8), “III”, 5.5%, 12/01/2058 (n)	4,690,000	4,365,210
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2037	2,290,000	2,073,648
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2042	3,665,000	3,193,987
Philadelphia, PA, Authority for Industrial Development, Senior Living Facilities Rev. (Wesley Enhanced Living Obligated Group), “A”, 5%, 7/01/2049	3,790,000	3,191,515
Philadelphia, PA, School District General Obligation, “F”, 5%, 9/01/2038 (Prerefunded 9/01/2026)	5,000	5,481
Philadelphia, PA, School District General Obligation, “F”, 5%, 9/01/2038	240,000	251,664
Philadelphia, PA, School District, “A”, 5%, 9/01/2033	405,000	449,622
Philadelphia, PA, School District, “A”, 5%, 9/01/2036	510,000	555,588
Philadelphia, PA, School District, “A”, 4%, 9/01/2037	1,560,000	1,596,191
Philadelphia, PA, School District, “A”, 5%, 9/01/2037	510,000	553,032
Philadelphia, PA, School District, “A”, 4%, 9/01/2038	2,410,000	2,453,221
Philadelphia, PA, School District, “A”, 5%, 9/01/2038	510,000	551,244
Philadelphia, PA, School District, “A”, 4%, 9/01/2039	1,260,000	1,276,292
Philadelphia, PA, School District, “F”, 5%, 9/01/2037	980,000	1,029,313
Scranton-Lackawanna, PA, Health and Welfare Authority, University Rev. (Marywood University Project), 5%, 6/01/2046	10,015,000	9,236,994
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 4%, 7/01/2023	140,000	139,849
Washington County, PA, Redevelopment Authority Refunding Rev. (Victory Centre Tax Increment Financing Project), 5%, 7/01/2035	355,000	353,038
Washington County, PA, Trinity Area School District, AGM, 4%, 11/01/2041	655,000	662,574
Washington County, PA, Trinity Area School District, AGM, 4%, 11/01/2043	695,000	703,205

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Washington County, PA, Trinity Area School District, AGM, 4%, 11/01/2046	$1,175,000	$1,177,344
West Shore, PA, Area Authority Rev. (Messiah Village Project), “A”, 5%, 7/01/2030	395,000	396,675
West Shore, PA, Area Authority Rev. (Messiah Village Project), “A”, 5%, 7/01/2035	390,000	390,246
		$278,332,464
Puerto Rico - 7.0%
Commonwealth of Puerto Rico, General Obligation Restructured Bonds, Capital Appreciation, Series 2022A, 0%, 7/01/2024	$885,735	$829,541
Commonwealth of Puerto Rico, General Obligation Restructured Bonds, Capital Appreciation, Series 2022A, 0%, 7/01/2033	3,413,676	1,976,997
Commonwealth of Puerto Rico, General Obligation Restructured Bonds, Series 2022A, 5.375%, 7/01/2025	2,954,287	3,022,169
Commonwealth of Puerto Rico, General Obligation Restructured Bonds, Series 2022A, 5.625%, 7/01/2027	2,927,530	3,066,271
Commonwealth of Puerto Rico, General Obligation Restructured Bonds, Series 2022A, 5.625%, 7/01/2029	2,880,036	3,061,987
Commonwealth of Puerto Rico, General Obligation Restructured Bonds, Series 2022A, 5.75%, 7/01/2031	5,443,355	5,903,443
Commonwealth of Puerto Rico, General Obligation Restructured Bonds, Series 2022A, 4%, 7/01/2033	2,652,627	2,480,207
Commonwealth of Puerto Rico, General Obligation Restructured Bonds, Series 2022A, 4%, 7/01/2035	4,289,927	3,896,553
Commonwealth of Puerto Rico, General Obligation Restructured Bonds, Series 2022A, 4%, 7/01/2037	2,046,409	1,810,857
Commonwealth of Puerto Rico, General Obligation Restructured Bonds, Series 2022A, 4%, 7/01/2041	5,782,333	4,972,403
Commonwealth of Puerto Rico, General Obligation Restructured Bonds, Series 2022A, 4%, 7/01/2046	2,893,588	2,412,705
Puerto Rico Electric Power Authority Refunding Rev., “DDD”, 5%, 7/01/2020 (a)(d)	525,000	360,937
Puerto Rico Electric Power Authority Refunding Rev., “DDD”, 5%, 7/01/2021 (a)(d)	8,560,000	5,885,000
Puerto Rico Electric Power Authority Refunding Rev., “DDD”, 5%, 7/01/2022 (a)(d)	14,860,000	10,216,250
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2029 (a)(d)	27,420,000	19,125,450
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	2,965,000	2,068,087
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2021 (a)(d)	1,075,000	741,750

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., “AAA”, 5.25%, 7/01/2030 (a)(d)	$500,000	$350,000
Puerto Rico Electric Power Authority Rev., “CCC”, 5.25%, 7/01/2027 (a)(d)	6,605,000	4,623,500
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	555,000	552,366
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	2,345,000	2,307,592
Puerto Rico Electric Power Authority Rev., “NN”, NPFG, 4.75%, 7/01/2033	380,000	380,373
Puerto Rico Electric Power Authority Rev., “PP”, NPFG, 5%, 7/01/2024	240,000	240,287
Puerto Rico Electric Power Authority Rev., “PP”, NPFG, 5%, 7/01/2025	260,000	260,310
Puerto Rico Electric Power Authority Rev., “RR”, AGM, 5%, 7/01/2028	185,000	186,330
Puerto Rico Electric Power Authority Rev., “SS”, AGM, 4.375%, 7/01/2030	515,000	498,035
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2021 (a)(d)	2,425,000	1,667,187
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2023 (a)(d)	3,275,000	2,284,312
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2027 (a)(d)	425,000	296,437
Puerto Rico Electric Power Authority Rev., “TT”, 5%, 7/01/2037 (a)(d)	11,890,000	8,293,275
Puerto Rico Electric Power Authority Rev., “TT”, NPFG, 5%, 7/01/2024	1,230,000	1,231,469
Puerto Rico Electric Power Authority Rev., “TT”, NPFG, 5%, 7/01/2026	65,000	65,078
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 4.25%, 7/01/2027	1,705,000	1,663,483
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2025	475,000	477,626
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2026	1,070,000	1,078,184
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2029	3,765,000	3,809,757
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2030	5,250,000	5,304,322
Puerto Rico Electric Power Authority Rev., “VV”, NPFG, 5.25%, 7/01/2034	630,000	633,519

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., “WW”, 5.375%, 7/01/2022 (a)(d)	$445,000	$308,719
Puerto Rico Electric Power Authority Rev., “WW”, 5.25%, 7/01/2025 (a)(d)	1,010,000	707,000
Puerto Rico Electric Power Authority Rev., “XX”, 5.75%, 7/01/2036 (a)(d)	4,890,000	3,447,450
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	4,720,000	3,245,000
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2023 (a)(d)	5,265,000	3,685,500
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2024 (a)(d)	1,180,000	826,000
Puerto Rico Electric Power Authority Rev., “ZZ”, 5.25%, 7/01/2026 (a)(d)	3,705,000	2,593,500
Puerto Rico Electric Power Authority Rev., Taxable, “EEE”, 6.05%, 7/01/2032 (a)(d)	10,450,000	7,262,750
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 6.625%, 6/01/2026	4,335,000	4,407,277
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NPFG, 5%, 7/01/2033	4,475,000	4,409,175
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 4.375%, 10/01/2031	525,000	525,564
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (University of Sacred Heart), 5%, 10/01/2042	1,330,000	1,333,247
Puerto Rico Municipal Finance Agency, “A”, AGM, 5%, 8/01/2027	290,000	292,085
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.55%, 7/01/2040	1,542,000	1,516,561
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 4.75%, 7/01/2053	8,003,000	7,611,541
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-1”, 5%, 7/01/2058	98,138,000	96,690,337
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	14,758,000	14,128,167
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.329%, 7/01/2040	9,598,000	9,188,382
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.536%, 7/01/2053	298,000	273,567

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., “2019A-2”, 4.784%, 7/01/2058	$3,802,000	$3,626,311
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2024	309,000	290,856
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	2,598,000	2,142,177
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	825,000	617,287
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2031	20,100,000	13,537,877
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2033	20,115,000	12,176,603
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2046	25,857,000	7,100,513
University of Puerto Rico Rev., “P”, NPFG, 5%, 6/01/2025	595,000	595,710
		$310,573,205
Rhode Island - 0.1%
Rhode Island Student Loan Authority, Education Loan Rev., “A”, 2.25%, 12/01/2039	$2,585,000	$2,265,250
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.5%, 12/01/2034	1,120,000	1,101,209
		$3,366,459
South Carolina - 1.0%
Berkeley County, SC, Assessment Rev. (Nexton Improvement District), 4%, 11/01/2030 (n)	$425,000	$400,562
Berkeley County, SC, Assessment Rev. (Nexton Improvement District), 4.25%, 11/01/2040 (n)	1,000,000	869,688
Berkeley County, SC, Assessment Rev. (Nexton Improvement District), 4.375%, 11/01/2049 (n)	500,000	415,553
South Carolina Jobs & Economic Development Authority, Educational Facilities Rev. (Green Charter Schools Project), “A”, 4%, 6/01/2036 (n)	520,000	454,118
South Carolina Jobs & Economic Development Authority, Educational Facilities Rev. (Green Charter Schools Project), “A”, 4%, 6/01/2046 (n)	330,000	255,539
South Carolina Jobs & Economic Development Authority, Educational Facilities Rev. (Green Charter Schools Project), “A”, 4%, 6/01/2056 (n)	130,000	93,698
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5.125%, 5/01/2048	805,000	675,474

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
South Carolina - continued
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), “B”, 5%, 5/01/2037	$925,000	$836,330
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Wesley Commons), 5%, 10/01/2036 (n)	5,735,000	5,530,990
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Bon Secours Mercy Health, Inc.), “A”, 4%, 12/01/2044	6,215,000	6,046,656
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 4%, 11/01/2029	3,240,000	3,300,423
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2033	3,570,000	3,714,951
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2037	1,380,000	1,399,052
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2042	3,515,000	3,359,980
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Hampton Regional Medical Center Project), 5%, 11/01/2046	1,905,000	1,796,654
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (Episcopal Home at Still Hopes), 5%, 4/01/2047	3,075,000	2,568,645
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (Episcopal Home at Still Hopes), 5%, 4/01/2048	1,500,000	1,247,115
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (Episcopal Home at Still Hopes), 5%, 4/01/2052	2,610,000	2,132,699
South Carolina Jobs & Economic Development Authority, Residential Care Facilities Rev. (Episcopal Home at Still Hopes), 5.25%, 4/01/2053	4,060,000	3,439,187
South Carolina Ports Authority Rev., 5.25%, 7/01/2050 (Prerefunded 7/01/2025)	1,485,000	1,566,661
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, 5%, 4/15/2048	1,330,000	1,377,425
Spartanburg County, SC, Regional Health Services District Hospital Rev., “A”, AGM, 4%, 4/15/2045	1,200,000	1,200,035
		$42,681,435

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tennessee - 1.0%
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2030	$680,000	$722,691
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2031	800,000	849,671
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2036	1,380,000	1,439,452
Memphis-Shelby County, TN, Economic Development Growth Engine Industrial Development Board, Senior Tax Rev. (Graceland Project), “A”, 4.75%, 7/01/2027	590,000	492,981
Memphis-Shelby County, TN, Economic Development Growth Engine Industrial Development Board, Senior Tax Rev. (Graceland Project), “A”, 5.5%, 7/01/2037	3,425,000	2,552,454
Memphis-Shelby County, TN, Economic Development Growth Engine Industrial Development Board, Senior Tax Rev. (Graceland Project), “A”, 5.625%, 1/01/2046	250,000	158,415
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev., Refunding & Improvement (Trevecca Nazarene University Project), 5%, 10/01/2034	240,000	251,832
Shelby County, TN, Health, Educational & Housing Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5%, 12/01/2034	500,000	500,052
Shelby County, TN, Health, Educational & Housing Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5.25%, 12/01/2044	1,000,000	996,063
Shelby County, TN, New Memphis Arena Public Building Authority, Local Government Public Improvement (City of Memphis Project), Capital Appreciation, 0%, 4/01/2032	610,000	449,392
Shelby County, TN, New Memphis Arena Public Building Authority, Local Government Public Improvement (City of Memphis Project), Capital Appreciation, 0%, 4/01/2033	875,000	615,232
Shelby County, TN, New Memphis Arena Public Building Authority, Local Government Public Improvement (City of Memphis Project), Capital Appreciation, 0%, 4/01/2034	520,000	349,259
Shelby County, TN, New Memphis Arena Public Building Authority, Local Government Public Improvement (City of Memphis Project), Capital Appreciation, 0%, 4/01/2035	680,000	431,780
Shelby County, TN, New Memphis Arena Public Building Authority, Local Government Public Improvement (City of Memphis Project), Capital Appreciation, 0%, 4/01/2036	650,000	387,988
Shelby County, TN, New Memphis Arena Public Building Authority, Local Government Public Improvement (City of Memphis Project), Capital Appreciation, 0%, 4/01/2037	780,000	440,585

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tennessee - continued
Shelby County, TN, New Memphis Arena Public Building Authority, Local Government Public Improvement (City of Memphis Project), Capital Appreciation, 0%, 4/01/2038	$650,000	$348,335
Tennergy Corp., TN, Gas Supply Rev., “A”, 5.5%, 10/01/2053 (Put Date 12/01/2030)	13,735,000	14,884,802
Tennessee Energy Acquisition Corp., Gas Project Rev., “A-1”, 5%, 5/01/2053 (Put Date 5/01/2028) (w)	15,000,000	15,687,284
Tennessee Housing Development Agency, Residential Finance Program Rev., “3”, 4.25%, 7/01/2049	1,535,000	1,557,113
		$43,115,381
Texas - 6.7%
Arlington, TX, Higher Education Finance Corp. Education Rev. (Basis Texas Charter Schools, Inc.), “A”, 4%, 6/15/2030 (n)	$985,000	$934,178
Arlington, TX, Higher Education Finance Corp. Education Rev. (Basis Texas Charter Schools, Inc.), “A”, 4%, 6/15/2040 (n)	1,810,000	1,537,560
Arlington, TX, Higher Education Finance Corp. Education Rev. (Basis Texas Charter Schools, Inc.), “A”, 4%, 6/15/2050 (n)	4,810,000	3,772,315
Arlington, TX, Higher Education Finance Corp. Education Rev. (Brooks Academies of Texas), “A”, 4%, 6/15/2031 (n)	1,000,000	907,929
Arlington, TX, Higher Education Finance Corp. Education Rev. (Brooks Academies of Texas), “A”, 5%, 6/15/2041 (n)	8,445,000	7,651,651
Arlington, TX, Higher Education Finance Corp. Education Rev. (Brooks Academies of Texas), “A”, 5%, 6/15/2051 (n)	3,500,000	2,983,363
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 4%, 8/15/2031	355,000	330,338
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 5.375%, 8/15/2036	820,000	824,037
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 5%, 8/15/2041	900,000	848,088
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 5.5%, 8/15/2046	3,680,000	3,608,531
Arlington, TX, Higher Education Finance Corp. Education Rev. (Newman International Academy), “A”, 5%, 8/15/2051	1,500,000	1,348,919
Arlington, TX, Higher Education Finance Corp. Education Rev. (UME Preparatory Academy), “A”, 5%, 8/15/2038	1,060,000	1,033,163
Arlington, TX, Higher Education Finance Corp. Education Rev. (UME Preparatory Academy), “A”, 5%, 8/15/2048	1,750,000	1,621,638
Arlington, TX, Higher Education Finance Corp. Education Rev. (UME Preparatory Academy), “A”, 5%, 8/15/2053	1,695,000	1,549,285
Arlington, TX, Higher Education Finance Corp. Rev. (Basis Charter Schools, Inc.), 4.5%, 6/15/2056 (Put Date 6/15/2026) (n)	900,000	871,266

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Arlington, TX, Senior Lien Special Tax Rev., “A”, AGM, 5%, 2/15/2037	$800,000	$862,775
Arlington, TX, Senior Lien Special Tax Rev., “A”, AGM, 5%, 2/15/2038	655,000	703,865
Austin, TX, Airport System Rev., “B”, 5%, 11/15/2041	930,000	964,388
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2029	890,000	928,507
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2031	1,325,000	1,380,640
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2034	260,000	263,402
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2026	615,000	623,583
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2028	400,000	407,758
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2030	585,000	594,993
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 2.35%, 4/01/2040	50,000	49,794
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., “1A”, 3%, 4/01/2040	1,100,000	874,987
Brazos, TX, Higher Education Authority, Inc., Student Loan Program Rev., Taxable, “1A”, 3.414%, 4/01/2040	95,000	94,857
Central Texas Regional Mobility Authority Senior Lien Rev., “A”, 5%, 1/01/2045 (Prerefunded 7/01/2025)	1,315,000	1,400,292
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 8/15/2033	845,000	859,152
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 8/15/2043	1,850,000	1,873,694
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 3.375%, 12/01/2024	125,000	123,629
Conroe, TX, Local Government Corp., First Lien Hotel Rev. (Convention Center Hotel), “A”, 2.5%, 10/01/2031	470,000	405,355
Conroe, TX, Local Government Corp., First Lien Hotel Rev. (Convention Center Hotel), “A”, 4%, 10/01/2050	1,540,000	1,286,600
Conroe, TX, Local Government Corp., Second Lien Hotel Rev. (Convention Center Hotel), “B”, 3.5%, 10/01/2031 (n)	385,000	335,175
Conroe, TX, Local Government Corp., Second Lien Hotel Rev. (Convention Center Hotel), “B”, 5%, 10/01/2050 (n)	730,000	619,998
Conroe, TX, Local Government Corp., Third Lien Hotel Rev. (Convention Center Hotel), “C”, 4%, 10/01/2041	310,000	315,208
Conroe, TX, Local Government Corp., Third Lien Hotel Rev. (Convention Center Hotel), “C”, 4%, 10/01/2046	365,000	361,118

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Conroe, TX, Local Government Corp., Third Lien Hotel Rev. (Convention Center Hotel), “C”, 4%, 10/01/2050	$265,000	$258,946
Ector County, TX, Hospital District General Obligation Refunding, 5%, 9/15/2033	550,000	594,325
Ector County, TX, Hospital District General Obligation Refunding, 4%, 9/15/2034	1,270,000	1,280,000
Fredericksburg, TX, Independent School District, Unlimited Tax School Building, 4%, 2/15/2052	4,945,000	4,887,918
Gulf Coast, TX, Industrial Development Authority Rev. (CITGO Petroleum Corp.), 4.875%, 5/01/2025	2,845,000	2,845,669
Gulf Coast, TX, Industrial Development Authority Rev. (CITGO Petroleum Corp.), 8%, 4/01/2028	875,000	875,963
Harris County, TX, Cultural Education Facilities Finance Corp., Hospital Rev. (Memorial Hermann Health System), “A”, 4.125%, 7/01/2052	10,140,000	10,150,547
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2032	185,000	190,508
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2033	450,000	462,177
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2034	5,165,000	2,994,565
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2038	40,280,000	17,601,289
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2041	745,000	311,759
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2046	1,865,000	594,010
Houston, TX, Airport System Rev., Special Facilities Rev. (Continental Airlines, Inc.), 6.625%, 7/15/2038	7,680,000	7,685,448
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 5%, 7/01/2029	160,000	161,642
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), “A”, 5%, 7/01/2027	730,000	749,432
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-1”, 5%, 7/15/2030	16,260,000	16,539,394
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-2”, 5%, 7/15/2027	1,005,000	1,031,869
Houston, TX, Higher Education Finance Corp. University Rev. (Houston Baptist University Project), 3.375%, 10/01/2037	260,000	223,396
Houston, TX, Higher Education Finance Corp. University Rev. (Houston Baptist University Project), 4%, 10/01/2051	880,000	742,747

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2035	$190,000	$202,700
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2037	285,000	299,282
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2038	310,000	324,107
Irving, TX, Hotel Occupancy Tax Rev., 5%, 8/15/2043	565,000	581,043
Mission, TX, Economic Development Corp. (NatGasoline Project), 4.625%, 10/01/2031 (n)	4,240,000	4,211,374
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman's University Housing Project), “A-1”, AGM, 5%, 7/01/2038	460,000	476,989
New Hope, TX, Cultural Education Facilities Finance Corp., Capital Improvement Rev. (CHF - Collegiate Housing Denton LLC - Texas Woman's University Housing Project), “A-1”, AGM, 5%, 7/01/2058	1,685,000	1,714,993
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Beta Academy), “A”, 3.375%, 8/15/2029 (n)	780,000	716,611
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Beta Academy), “A”, 5%, 8/15/2039 (n)	2,550,000	2,524,496
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Beta Academy), “A”, 5%, 8/15/2049 (n)	1,555,000	1,457,393
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Cumberland Academy), “A”, 5%, 8/15/2040 (n)	3,500,000	3,404,335
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Cumberland Academy), “A”, 5%, 8/15/2050 (n)	3,000,000	2,812,634
New Hope, TX, Cultural Education Facilities Finance Corp., Education Rev. (Jubilee Academic Center), 4%, 8/15/2046 (n)	3,040,000	2,442,063
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Longhorn Village Project), 5%, 1/01/2037	2,000,000	1,950,978
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Longhorn Village Project), 5%, 1/01/2042	3,000,000	2,845,131
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Morningside Ministries Project), 4%, 1/01/2032	430,000	376,424
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Morningside Ministries Project), 4%, 1/01/2037	585,000	477,566
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Morningside Ministries Project), 4%, 1/01/2042	925,000	712,181

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Morningside Ministries Project), 4%, 1/01/2047	$1,505,000	$1,100,890
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Morningside Ministries Project), 4.25%, 1/01/2057	3,225,000	2,255,941
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Morningside Ministries Project), 5%, 1/01/2057	2,100,000	1,721,924
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “A”, 5%, 11/15/2026	270,000	262,906
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “A”, 5.375%, 11/15/2036	1,250,000	1,137,943
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “A”, 5.5%, 11/15/2046	835,000	720,084
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “A”, 5.5%, 11/15/2052	960,000	808,869
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 3%, 1/01/2024	75,000	73,223
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 4%, 1/01/2029	440,000	394,204
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2035	1,325,000	1,240,224
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5%, 1/01/2039	465,000	392,415
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2043	1,420,000	1,249,177
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5.5%, 1/01/2049	1,470,000	1,255,799
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5%, 1/01/2050	550,000	425,306

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Wesleyan Homes, Inc. Project), 5%, 1/01/2055	$2,050,000	$1,551,960
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2030 (Prerefunded 4/01/2025)	310,000	325,843
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2035 (Prerefunded 4/01/2025)	310,000	325,843
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III LLC - Tarleton State University Project), 5%, 4/01/2047 (Prerefunded 4/01/2025)	770,000	809,352
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Collegiate Housing Island Campus LLC - Texas A&M University - Corpus Christi Island Campus Project), “A”, 5%, 4/01/2029 (Prerefunded 4/01/2027)	265,000	292,887
Newark, TX, Higher Education Finance Corp. Rev. (A+ Charter Schools, Inc.), “A”, 5.5%, 8/15/2035 (n)	1,530,000	1,592,528
Newark, TX, Higher Education Finance Corp. Rev. (A+ Charter Schools, Inc.), “A”, 5.75%, 8/15/2045 (n)	2,250,000	2,325,984
Peaster, TX, Independent School District, Unlimited Tax School Building Bonds, 3%, 8/15/2051	3,250,000	2,580,782
Port Beaumont, TX, Industrial Development Authority Facility Rev., Taxable (Jefferson Gulf Coast Energy Project), “B”, 4.1%, 1/01/2028 (n)	23,050,000	18,474,227
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 3.625%, 1/01/2035 (n)	3,655,000	2,999,895
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 3%, 1/01/2050 (n)	1,940,000	1,185,769
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. (Jefferson Gulf Coast Energy Project), “A”, 4%, 1/01/2050 (n)	11,680,000	8,704,657
Port Beaumont, TX, Navigation District, Dock & Wharf Facility Rev. Taxable (Jefferson Gulf Coast Energy Project), “A”, 6%, 1/01/2025 (n)	10,945,000	10,289,005
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	9,170,000	9,398,658

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC Crossings Project), “A”, 7.5%, 11/15/2034 (Prerefunded 11/15/2024)	$1,075,000	$1,167,330
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC Crossings Project), “A”, 7.75%, 11/15/2044 (Prerefunded 11/15/2024)	1,970,000	2,147,744
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC Crossings Project), “A”, 8%, 11/15/2049 (Prerefunded 11/15/2024)	1,680,000	1,837,315
SA Energy Acquisition Public Facility Corp. (Tex Gas Supply), 5.5%, 8/01/2027	4,000,000	4,299,477
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2031	540,000	598,820
San Antonio, TX, Airport System Rev., “A”, 5%, 7/01/2032	540,000	597,844
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2031	485,000	535,159
San Antonio, TX, Passenger Facility Charge and Subordinate Lien Airport System Rev., “A”, 5%, 7/01/2032	595,000	655,466
Tarrant County, TX, Cultural Education Facilities Finance Corp. (Christus Health), “A”, 4%, 7/01/2053	11,230,000	10,903,612
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2030	1,500,000	1,508,017
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2035	3,345,000	3,326,017
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Stayton at Museum Way), 5.75%, 12/01/2054 (a)(d)	22,954,217	14,920,241
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Trinity Terrace Project), “A-1”, 5%, 10/01/2044	1,095,000	1,086,304
Temple, TX, Reinvestment Zone 1 Rev., “A”, BAM, 4%, 8/01/2040	415,000	419,796
Texas Department of Housing & Community Affairs, Residential Mortgage Rev., “A”, 4.75%, 1/01/2049 (u)	4,365,000	4,485,262
Texas Department of Housing & Community Affairs, Single Family Mortgage Rev., “A”, 4.75%, 3/01/2049 (u)	2,320,000	2,375,441
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Rev., 5%, 12/15/2030	1,135,000	1,210,672
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Rev., 5%, 12/15/2031	3,255,000	3,482,612
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	1,375,000	1,399,093

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Texas Private Activity Surface Transportation Corp., Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	$1,105,000	$1,121,835
Texas State Technical College System Rev., Financing System Improvement, “A”, AGM, 5.5%, 8/01/2042	1,595,000	1,858,698
Texas State Technical College System Rev., Financing System Improvement, “A”, AGM, 5.75%, 8/01/2047	2,275,000	2,664,319
Texas State Technical College System Rev., Financing System Improvement, “A”, AGM, 6%, 8/01/2054	2,185,000	2,582,574
Texas Transportation Commission, Central Texas Turnpike System Rev., Capital Appreciation, “B”, 0%, 8/15/2036	4,605,000	2,576,028
Texas Transportation Commission, State Highway 249 System Rev., “A”, 5%, 8/01/2057	5,725,000	5,814,051
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2037	640,000	320,183
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2038	470,000	221,752
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2039	520,000	231,048
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2040	520,000	217,028
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2041	1,040,000	407,681
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2042	1,430,000	530,194
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2043	1,170,000	409,044
White Settlement, TX, Independent School District, Unlimited Tax School Building Bonds, 4%, 8/15/2052	2,475,000	2,459,966
		$295,130,853
U.S. Virgin Islands - 0.1%
Matching Fund Special Purpose Securitization Corp., “A”, 5%, 10/01/2025	$370,000	$379,336
Matching Fund Special Purpose Securitization Corp., “A”, 5%, 10/01/2026	1,755,000	1,811,750
		$2,191,086

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Utah - 0.5%
Utah Charter School Finance Authority, Charter School Rev. (Bridge Elementary Project), “A”, 4%, 6/15/2031 (n)	$560,000	$513,265
Utah Charter School Finance Authority, Charter School Rev. (Bridge Elementary Project), “A”, 4%, 6/15/2041 (n)	890,000	700,989
Utah Charter School Finance Authority, Charter School Rev. (Bridge Elementary Project), “A”, 4.25%, 6/15/2051 (n)	1,315,000	981,520
Utah Charter School Finance Authority, Charter School Rev. (Mountain Sunrise Academy), “A”, 4%, 12/15/2041 (n)	2,770,000	2,164,947
Utah Charter School Finance Authority, Charter School Rev. (Mountain Sunrise Academy), “A”, 4%, 12/15/2051 (n)	4,120,000	2,921,462
Utah Charter School Finance Authority, Charter School Rev. (Mountain Sunrise Academy), “A”, 4%, 12/15/2056 (n)	2,770,000	1,890,896
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), 5%, 2/15/2036 (n)	1,530,000	1,532,955
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), 5%, 2/15/2046 (n)	1,285,000	1,240,662
Utah Charter School Finance Authority, Charter School Rev. (Reagan Academy Project), “A”, 3.5%, 2/15/2026 (n)	185,000	180,006
Utah Charter School Finance Authority, Charter School Rev. (Summit Academy, Inc.), “A”, 5%, 4/15/2039	400,000	423,602
Utah Charter School Finance Authority, Charter School Rev. (Summit Academy, Inc.), “A”, 5%, 4/15/2044	355,000	370,735
Utah Charter School Finance Authority, Charter School Rev. (Summit Academy, Inc.), “A”, 5%, 4/15/2049	650,000	674,027
Utah Housing Corp., Tax Exempt Mortgage-Backed Securities, “G”, GNMA, 4.5%, 7/21/2049	1,069,272	1,069,132
Utah Housing Corp., Tax Exempt Mortgage-Backed Securities, “H”, GNMA, 4.5%, 8/21/2049	613,380	613,299
Utah Housing Corp., Tax Exempt Mortgage-Backed Securities, “I”, 2.5%, 8/21/2051	3,891,074	3,729,806
Utah Housing Corp., Tax Exempt Mortgage-Backed Securities, “I”, GNMA, 4%, 9/21/2049	981,791	982,595
Utah Housing Corp., Tax-Exempt Mortgage-Backed Securities, “G”, GNMA, 3.5%, 2/21/2050	1,455,581	1,427,469
		$21,417,367

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Vermont - 0.2%
Vermont Economic Development Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 4.625%, 4/01/2036 (Put Date 4/03/2028) (n)	$2,445,000	$2,412,274
Vermont Student Assistance Corp., Education Loan Rev., “A”, 3.625%, 6/15/2029	220,000	218,793
Vermont Student Assistance Corp., Education Loan Rev., “A”, 3.75%, 6/15/2030	245,000	243,737
Vermont Student Assistance Corp., Education Loan Rev., “A”, 4%, 6/15/2033	225,000	224,137
Vermont Student Assistance Corp., Education Loan Rev., “A”, 4%, 6/15/2034	245,000	243,996
Vermont Student Assistance Corp., Education Loan Rev., “A”, 2.375%, 6/15/2039	1,120,000	998,638
Vermont Student Assistance Corp., Education Loan Rev., “A”, 4.375%, 6/15/2040	1,815,000	1,873,300
Vermont Student Assistance Corp., Education Loan Rev., “B”, 4.375%, 6/15/2046	755,000	673,296
Vermont Student Assistance Corp., Education Loan Rev., “B”, 4%, 6/15/2047	1,740,000	1,479,812
		$8,367,983
Virginia - 0.9%
Charles City County, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 1.45%, 4/01/2027	$440,000	$394,990
Cherry Hill Community Development Authority, Prince William County, VA (Potomac Shores Project), 5.4%, 3/01/2045 (n)	1,775,000	1,779,407
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/2043 (Prerefunded 3/01/2023)	4,600,000	4,616,423
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Westminster-Canterbury of Richmond), “A”, 5%, 10/01/2052	2,220,000	2,336,103
James City County, VA, Economic Development Authority, Residential Care Facility Rev. (United Methodist Homes of Williamsburg, Inc.), “A”, 4%, 6/01/2041	1,250,000	989,599
James City County, VA, Economic Development Authority, Residential Care Facility Rev. (United Methodist Homes of Williamsburg, Inc.), “A”, 4%, 6/01/2047	2,055,000	1,523,893
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4%, 9/01/2023 (n)	240,000	238,406
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4.5%, 9/01/2028 (n)	580,000	558,626

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Virginia - continued
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2037 (n)	$1,105,000	$1,042,801
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 4.5%, 9/01/2045 (n)	3,675,000	2,990,067
Peninsula Town Center Community Development Authority, VA, Special Obligation Refunding, 5%, 9/01/2045 (n)	960,000	844,215
Roanoke, VA, Economic Development Authority, Educational Facilities Rev. (Lynchburg College), “A”, 5%, 9/01/2032	1,140,000	1,221,249
Roanoke, VA, Economic Development Authority, Educational Facilities Rev. (Lynchburg College), “A”, 5%, 9/01/2034	490,000	520,988
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), “B”, 5.25%, 7/01/2030 (n)	2,810,000	2,873,715
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), “B”, 5.25%, 7/01/2035 (n)	2,590,000	2,626,759
Virginia Small Business Financing Authority Rev., 5%, 6/01/2047	1,500,000	1,475,013
Virginia Small Business Financing Authority Rev., 5%, 6/01/2052	3,880,000	3,780,690
Virginia Small Business Financing Authority Rev. (Obligated Group of National Senior Campuses, Inc.), “A”, 4%, 1/01/2039	6,020,000	5,760,857
Virginia Small Business Financing Authority Rev. (Obligated Group of National Senior Campuses, Inc.), “A”, 4%, 1/01/2040	4,965,000	4,720,086
Virginia Small Business Financing Authority Rev., Solid Waste Disposal (Covanta Project), 5%, 1/01/2048 (Put Date 7/01/2038) (n)	715,000	683,138
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 3/01/2019 (a)(d)	769,496	8
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “B”, 6.25%, 3/01/2019 (a)(d)	6,569,570	66
		$40,977,099
Washington - 1.9%
Everett, WA, Housing Authority Refunding Rev. (Huntington Park Apartments Project), 4%, 7/01/2037	$12,345,000	$12,331,878
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2033	2,675,000	2,880,677
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2038	3,415,000	3,587,114
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation Refunding, 5%, 12/15/2048	6,565,000	6,804,981
Kalispel Tribe of Indians, WA, Priority District Rev., “A”, 5.25%, 1/01/2038 (n)	2,500,000	2,609,455
Kalispel Tribe of Indians, WA, Priority District Rev., “B”, 5%, 1/01/2032 (n)	700,000	730,706

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - continued
Kalispel Tribe of Indians, WA, Priority District Rev., “B”, 5.25%, 1/01/2038 (n)	$900,000	$939,404
Port of Seattle, WA, Industrial Development Corp., Special Facilities Rev. (Delta Airlines, Inc.), 5%, 4/01/2030	4,000,000	4,006,474
Seattle, WA, Port Intermediate Lien Refunding Rev., “B”, 4%, 8/01/2047	1,460,000	1,356,034
Washington Health Care Facilities Authority Rev. (CommonSpirit Health), “A-2”, 5%, 8/01/2044	5,000,000	5,205,123
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2035	1,775,000	1,835,003
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), 5%, 8/15/2037	1,805,000	1,843,307
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Hearthstone Project), “A”, 5%, 7/01/2038 (n)	830,000	698,435
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Hearthstone Project), “A”, 5%, 7/01/2048 (n)	1,420,000	1,088,927
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Hearthstone Project), “A”, 5%, 7/01/2053 (n)	1,375,000	1,027,787
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Judson Park Project), 4%, 7/01/2028 (n)	225,000	209,972
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Judson Park Project), 5%, 7/01/2033 (n)	225,000	213,424
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Judson Park Project), 5%, 7/01/2038 (n)	325,000	294,111
Washington Housing Finance Commission Nonprofit Housing Refunding Rev. (Judson Park Project), 5%, 7/01/2048 (n)	450,000	382,349
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2036 (n)	2,460,000	2,200,130
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2046 (n)	4,675,000	3,835,409
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2051 (n)	2,970,000	2,373,711
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2036 (n)	1,000,000	930,489
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2041 (n)	2,000,000	1,801,462
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2046 (n)	2,385,000	2,076,164
Washington Housing Finance Commission Nonprofit Housing Rev. (Wesley Homes at Lea Hill Project), 5%, 7/01/2051 (n)	3,635,000	3,098,186

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - continued
Washington State Housing Finance Commission Municipal Certificates, “A”, 3.5%, 12/01/2035	$17,384,384	$16,382,720
Washington State Housing Finance Commission Municipal Certificates, “X”, 0.725%, 12/20/2035 (i)	67,509,538	3,396,601
		$84,140,033
West Virginia - 0.5%
Monongalia County, WV, Commission Special District Excise Tax Refunding & Improvement Rev. (University Town Centre Economic Opportunity Development District), “A”, 4.125%, 6/01/2043 (n)	$1,510,000	$1,387,735
Monongalia County, WV, Special District Excise Tax Rev. (University Town Centre Economic Opportunity Development District), “B”, 4.875%, 6/01/2043 (n)	2,320,000	2,152,788
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), 4.75%, 6/01/2031	1,000,000	996,036
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Cabell Huntington Hospital Obligated Group), “A”, 5%, 1/01/2043	8,615,000	8,848,081
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Charleston Area Medical Center, Inc.), “A”, 5%, 9/01/2038	1,160,000	1,216,480
West Virginia Hospital Finance Authority Hospital Improvement Rev. (Charleston Area Medical Center, Inc.), “A”, 5%, 9/01/2039	350,000	367,622
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia University Health System Obligated Group), “A”, AGM, 4%, 6/01/2051	6,660,000	6,436,682
West Virginia Housing Development Fund, “A”, FHA, 3.45%, 11/01/2033	610,000	613,101
West Virginia Housing Development Fund, “A”, FHA, 3.75%, 11/01/2038	585,000	574,290
Wheeling, WV, Combined Waterworks and Sewerage System Rev., “A”, BAM, 4%, 6/01/2046	650,000	643,843
		$23,236,658
Wisconsin - 6.4%
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2032	$725,000	$507,795
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2033	1,105,000	738,106
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2034	1,050,000	665,986
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2035	1,580,000	944,079

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2036	$1,620,000	$917,452
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2037	2,630,000	1,409,626
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2038	2,845,000	1,453,655
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2039	3,095,000	1,493,074
Wisconsin Center District Junior Dedicated Tax Rev., Capital Appreciation, “D”, AGM, 0%, 12/15/2040	1,340,000	610,640
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2031	545,000	399,832
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2032	740,000	518,302
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2033	710,000	474,258
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2034	655,000	415,449
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2035	840,000	501,915
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2036	815,000	461,558
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2037	815,000	436,823
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2038	840,000	429,199
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2039	790,000	381,108
Wisconsin Center District Senior Dedicated Tax Rev., Capital Appreciation, “C”, AGM, 0%, 12/15/2040	195,000	88,862
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2027	2,280,000	2,175,751
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2032	2,315,000	2,116,275
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2037	1,265,000	1,091,768
Wisconsin Health & Educational Facilities Authority Refunding Rev. (American Baptist Homes), 5%, 8/01/2039	1,315,000	1,113,629
Wisconsin Health & Educational Facilities Authority Refunding Rev. (Saint John's Communities, Inc.), 4%, 9/15/2036	530,000	479,052
Wisconsin Health & Educational Facilities Authority Refunding Rev. (Saint John's Communities, Inc.), 4%, 9/15/2036	800,000	712,143

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Health & Educational Facilities Authority Refunding Rev. (Saint John's Communities, Inc.), 4%, 9/15/2041	$770,000	$658,123
Wisconsin Health & Educational Facilities Authority Refunding Rev. (Saint John's Communities, Inc.), 4%, 9/15/2045	650,000	531,941
Wisconsin Health & Educational Facilities Authority Rev. (American Baptist Homes of the Midwest Obligated Group), 4.375%, 8/01/2027	100,000	93,006
Wisconsin Health & Educational Facilities Authority Rev. (Bellin Memorial Hospital, Inc.), “A”, 5%, 12/01/2030	160,000	178,650
Wisconsin Health & Educational Facilities Authority Rev. (Benevolent Corp. Cedar Community), 5%, 6/01/2037	1,110,000	1,055,367
Wisconsin Health & Educational Facilities Authority Rev. (Benevolent Corp. Cedar Community), 5%, 6/01/2041	1,910,000	1,767,193
Wisconsin Health & Educational Facilities Authority Rev. (Cedar Crest, Inc. Project), 5.125%, 4/01/2057	13,945,000	11,325,524
Wisconsin Health & Educational Facilities Authority Rev. (Marshfield Clinic Health System, Inc.), “C”, 5%, 2/15/2047	675,000	683,691
Wisconsin Health & Educational Facilities Authority Rev. (Oakwood Lutheran Senior Ministries), 4%, 1/01/2037	2,085,000	1,770,861
Wisconsin Health & Educational Facilities Authority Rev. (Oakwood Lutheran Senior Ministries), 4%, 1/01/2047	2,685,000	2,049,640
Wisconsin Health & Educational Facilities Authority Rev. (Oakwood Lutheran Senior Ministries), 4%, 1/01/2057	4,580,000	3,289,451
Wisconsin Health & Educational Facilities Authority Rev. (Sauk-Prairie Memorial Hospital), 5.25%, 2/01/2043	4,870,000	4,833,292
Wisconsin Health & Educational Facilities Authority Rev. (Sauk-Prairie Memorial Hospital), “A”, 5.125%, 2/01/2038	5,110,000	5,064,893
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), “A”, 5%, 11/01/2039	1,060,000	941,689
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), “A”, 5%, 11/01/2046	1,995,000	1,677,510
Wisconsin Health & Educational Facilities Authority Rev. (St. Camillus Health System, Inc.), “A”, 5%, 11/01/2054	11,510,000	9,331,807
Wisconsin Health & Educational Facilities Authority Rev. (St. John's Community, Inc.), “A”, 5%, 9/15/2040 (Prerefunded 9/15/2023)	1,195,000	1,213,129
Wisconsin Health & Educational Facilities Authority Rev. (St. John's Community, Inc.), “A”, 5%, 9/15/2045 (Prerefunded 9/15/2023)	1,595,000	1,619,197
Wisconsin Health & Educational Facilities Authority Rev. (St. John's Community, Inc.), “A”, 5%, 9/15/2050 (Prerefunded 9/15/2023)	6,430,000	6,527,545

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Housing & Economic Development Authority Home Ownership, “D”, 4%, 3/01/2047 (u)	$5,005,000	$5,055,960
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2042	17,855,000	17,906,001
Wisconsin Public Finance Authority Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “C”, 5%, 7/01/2042	2,870,000	2,878,198
Wisconsin Public Finance Authority Charter School Rev. (Alamance Community School Project), “A”, 5%, 6/15/2051 (n)	930,000	753,334
Wisconsin Public Finance Authority Charter School Rev. (Eno River Academy Project), “A”, 4%, 6/15/2030 (n)	475,000	459,066
Wisconsin Public Finance Authority Charter School Rev. (Eno River Academy Project), “A”, 5%, 6/15/2040 (n)	815,000	801,945
Wisconsin Public Finance Authority Charter School Rev. (Eno River Academy Project), “A”, 5%, 6/15/2054 (n)	1,380,000	1,273,466
Wisconsin Public Finance Authority Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2039	285,000	294,264
Wisconsin Public Finance Authority Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2049	865,000	873,723
Wisconsin Public Finance Authority Education Facilities Rev. (Piedmont Community Charter School), 5%, 6/15/2053	580,000	583,759
Wisconsin Public Finance Authority Education Rev. (Mountain Island Charter School), 5%, 7/01/2037	665,000	670,481
Wisconsin Public Finance Authority Education Rev. (Mountain Island Charter School), 5%, 7/01/2047	1,015,000	1,017,069
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 4.95%, 3/01/2030 (n)	1,025,000	1,045,046
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.25%, 3/01/2035 (n)	1,005,000	1,025,890
Wisconsin Public Finance Authority Education Rev. (Signature Preparatory), “A”, 5%, 6/15/2041 (n)	1,945,000	1,782,786
Wisconsin Public Finance Authority Education Rev. (Signature Preparatory), “A”, 5%, 6/15/2051 (n)	2,435,000	2,125,715
Wisconsin Public Finance Authority Education Rev. (Triad Educational Services, Inc.), 5%, 6/15/2042	520,000	525,220
Wisconsin Public Finance Authority Education Rev. (Triad Educational Services, Inc.), 5.5%, 6/15/2050	675,000	686,669
Wisconsin Public Finance Authority Education Rev. (Triad Educational Services, Inc.), 5.25%, 6/15/2052	735,000	741,971
Wisconsin Public Finance Authority Education Rev. (Triad Educational Services, Inc.), 5.375%, 6/15/2057	705,000	711,962

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Education Rev. (Triad Educational Services, Inc.), 5.5%, 6/15/2062	$1,100,000	$1,111,863
Wisconsin Public Finance Authority Education Rev. (Wilson Preparatory Academy), “A”, 4.125%, 6/15/2029 (n)	435,000	419,492
Wisconsin Public Finance Authority Education Rev. (Wilson Preparatory Academy), “A”, 5%, 6/15/2039 (n)	500,000	493,373
Wisconsin Public Finance Authority Education Rev. (Wilson Preparatory Academy), “A”, 5%, 6/15/2049 (n)	1,100,000	1,041,395
Wisconsin Public Finance Authority Educational Facilities Rev. (Community School of Davidson Project), 3.75%, 10/01/2023 (n)	75,000	74,793
Wisconsin Public Finance Authority Educational Facilities Rev. (Community School of Davidson Project), 5%, 10/01/2033 (n)	670,000	676,864
Wisconsin Public Finance Authority Educational Facilities Rev. (Community School of Davidson Project), 5%, 10/01/2048 (n)	3,265,000	3,168,322
Wisconsin Public Finance Authority Entrance Fee Principal Redemption Accredited Rev. (Searstone CCRC Project), “B2”, 2.25%, 6/01/2027 (n)	1,595,000	1,446,944
Wisconsin Public Finance Authority Entrance Fee Principal Redemption Accredited Rev., Taxable (Searstone CCRC Project), “C”, 2.75%, 6/01/2026 (n)	1,295,000	1,243,536
Wisconsin Public Finance Authority Healthcare Facility Rev. (Appalachian Regional Healthcare System Obligated Group), “A”, 5%, 7/01/2039	500,000	527,431
Wisconsin Public Finance Authority Healthcare Facility Rev. (Appalachian Regional Healthcare System Obligated Group), “A”, 4%, 7/01/2046	1,100,000	942,619
Wisconsin Public Finance Authority Healthcare Facility Rev. (Blue Ridge Healthcare), “A”, 4%, 1/01/2045	715,000	681,919
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2025 (n)	345,000	344,079
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2030 (n)	920,000	891,201
Wisconsin Public Finance Authority Healthcare Facility Rev. (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2038 (n)	1,215,000	1,116,119
Wisconsin Public Finance Authority Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2042	595,000	596,665
Wisconsin Public Finance Authority Higher Education Facilities Rev. (Gannon University Project), 5%, 5/01/2047	650,000	642,216
Wisconsin Public Finance Authority Hotel & Conference Center Facilities Rev. (Foundation of the University of North Carolina at Charlotte, Inc.), “A”, 4%, 9/01/2036 (n)	2,040,000	1,881,194

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Hotel & Conference Center Facilities Rev. (Foundation of the University of North Carolina at Charlotte, Inc.), “A”, 4%, 9/01/2041 (n)	$1,860,000	$1,610,590
Wisconsin Public Finance Authority Hotel & Conference Center Facilities Rev. (Foundation of the University of North Carolina at Charlotte, Inc.), “A”, 4%, 9/01/2051 (n)	3,445,000	2,745,103
Wisconsin Public Finance Authority Hotel & Conference Center Facilities Rev. (Foundation of the University of North Carolina at Charlotte, Inc.), “A”, 4%, 9/01/2056 (n)	1,825,000	1,419,348
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027 (a)(d)(n)	27,380,000	22,776,373
Wisconsin Public Finance Authority Limited Obligation Grant Rev., Taxable (American Dream at Meadowlands Project), ”A“, 5.625%, 8/01/2024 (a)(d)(n)	5,730,000	4,867,622
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 6.5%, 12/01/2037 (n)	8,355,000	7,283,902
Wisconsin Public Finance Authority Limited Obligation PILOT Rev. (American Dream at Meadowlands Project), 7%, 12/01/2050	7,930,000	6,939,510
Wisconsin Public Finance Authority Refunding Rev. (Roseman University of Health Sciences Project), 4%, 4/01/2052 (n)	1,105,000	845,782
Wisconsin Public Finance Authority Retirement Communities Rev. (Acts Retirement-Life Communities, Inc. Obligated Group), “A”, 5%, 11/15/2041	1,115,000	1,119,913
Wisconsin Public Finance Authority Retirement Facilities First Mortgage Rev. (Galloway Ridge Project), “A”, 6.875%, 1/01/2043	5,125,000	5,316,210
Wisconsin Public Finance Authority Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), “A”, 4%, 10/01/2041	265,000	225,031
Wisconsin Public Finance Authority Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), “A”, 4%, 10/01/2046	360,000	291,855
Wisconsin Public Finance Authority Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), “A”, 4%, 10/01/2051	1,010,000	793,862
Wisconsin Public Finance Authority Retirement Facilities Rev. (Penick Village), 5%, 9/01/2039 (n)	770,000	669,314
Wisconsin Public Finance Authority Retirement Facilities Rev. (Penick Village), 5%, 9/01/2049 (n)	1,455,000	1,169,594

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Retirement Facilities Rev. (Penick Village), 5%, 9/01/2054 (n)	$1,365,000	$1,073,603
Wisconsin Public Finance Authority Rev. (Alamance Community School Project), “A”, 4.25%, 6/15/2031 (n)	170,000	153,763
Wisconsin Public Finance Authority Rev. (Alamance Community School Project), “A”, 5%, 6/15/2041 (n)	515,000	449,287
Wisconsin Public Finance Authority Rev. (Alamance Community School Project), “A”, 5%, 6/15/2056 (n)	900,000	709,736
Wisconsin Public Finance Authority Rev. (McLemore Hotel & Conference Center), “B”, 6.5%, 6/01/2056 (n)	6,165,000	5,105,392
Wisconsin Public Finance Authority Rev. (Obligated Group of National Senior Communities, Inc.), 4%, 1/01/2047	360,000	323,740
Wisconsin Public Finance Authority Rev. (Obligated Group of National Senior Communities, Inc.), 4%, 1/01/2052	490,000	425,510
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 3%, 4/01/2025 (n)	130,000	125,783
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 5%, 4/01/2030 (n)	600,000	613,599
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 4%, 4/01/2032 (n)	915,000	863,140
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 5.75%, 4/01/2035	2,805,000	2,872,264
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 5%, 4/01/2040 (n)	1,150,000	1,135,577
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 4%, 4/01/2042 (n)	1,000,000	833,013
Wisconsin Public Finance Authority Rev. (Roseman University of Health Sciences Project), 5%, 4/01/2050 (n)	2,000,000	1,881,371
Wisconsin Public Finance Authority Rev., Subordinate-Social Certificates, “B-1”, 4%, 12/28/2044 (n)	13,297,280	10,910,385
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), “A”, 5.25%, 5/15/2037 (n)	2,415,000	2,320,944
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), “A”, 5.25%, 5/15/2042 (n)	4,080,000	3,821,171
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), “A”, 5.25%, 5/15/2047 (n)	4,360,000	3,980,567
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary's Woods at Marylhurst Project), “A”, 5.25%, 5/15/2052 (n)	10,880,000	9,787,302

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.125%, 11/15/2029 (n)	$1,905,000	$1,979,962
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.5%, 11/15/2034 (n)	1,730,000	1,809,290
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.75%, 11/15/2044 (n)	1,685,000	1,769,510
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 6%, 11/15/2049 (n)	3,465,000	3,651,896
Wisconsin Public Finance Authority Senior Secured Rev. (McLemore Hotel & Conference Center), “A”, 4.5%, 6/01/2056 (n)	17,295,000	13,231,498
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 5%, 7/01/2044	520,000	540,699
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 4%, 7/01/2045	995,000	934,598
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 4%, 7/01/2050	855,000	782,092
Wisconsin Public Finance Authority Student Housing Rev. (Beyond Boone LLC - Appalachian State University Project), “A”, AGM, 4%, 7/01/2055	965,000	871,017
Wisconsin Public Finance Authority Student Housing Rev. (NC A&T Real Estate Foundation LLC Project), “B”, 5%, 6/01/2034	2,380,000	2,442,139
Wisconsin Public Finance Authority Student Housing Rev. (NC A&T Real Estate Foundation LLC Project), “B”, 5%, 6/01/2039	1,490,000	1,497,120
Wisconsin Public Finance Authority Student Housing Rev. (NC A&T Real Estate Foundation LLC Project), “B”, 5%, 6/01/2044	1,770,000	1,731,265
Wisconsin Public Finance Authority Student Housing Rev. (NC A&T Real Estate Foundation LLC Project), “B”, 5%, 6/01/2049	2,540,000	2,434,741
Wisconsin Public Finance Authority Student Housing Rev. (University of Hawai'i Foundation Project), “A-1”, 4%, 7/01/2041 (n)	365,000	312,321
Wisconsin Public Finance Authority Student Housing Rev. (University of Hawai'i Foundation Project), “A-1”, 4%, 7/01/2051 (n)	1,835,000	1,443,790
Wisconsin Public Finance Authority Student Housing Rev. (University of Hawai'i Foundation Project), “A-1”, 4%, 7/01/2061 (n)	3,235,000	2,425,403
Wisconsin Public Finance Authority Student Housing Rev. (University of Hawai'i Foundation Project), “B”, 5.25%, 7/01/2061 (n)	1,795,000	1,419,089

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Student Housing Rev. (Western Carolina University Project), 5.25%, 7/01/2047	$2,480,000	$2,485,445
Wisconsin Public Finance Authority Student Housing Rev., Taxable (University of Hawai'i Foundation Project), “A-2”, 4.85%, 7/01/2031 (n)	365,000	324,970
Wisconsin Public Finance Authority Student Housing Rev., Taxable (University of Hawai'i Foundation Project), “A-2”, 5.35%, 7/01/2040 (n)	1,575,000	1,334,190
		$282,542,587
Wyoming - 0.0%
Laramie County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2035	$255,000	$264,548
Laramie County, WY, Hospital Refunding Rev. (Cheyenne Regional Medical Center Project), 4%, 5/01/2037	225,000	228,805
		$493,353
Total Municipal Bonds (Identified Cost, $4,646,675,596)		$4,305,052,243
Bonds – 0.8%
Consumer Services – 0.7%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2025 (n)	$8,970,000	$7,775,470
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2026 (n)	8,338,000	6,738,670
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2027 (n)	1,149,000	865,931
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2028 (n)	2,923,000	2,047,049
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2033 (n)	4,735,000	2,311,181
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (z)	33,855,257	9,397,441
		$29,135,742
Healthcare Revenue - Hospitals – 0.1%
Oklahoma Development Finance Authority, Health System Rev., Taxable (OU Medicine Project), “C”, 5.45%, 8/15/2028	$3,318,000	$2,716,252
Medical & Health Technology & Services – 0.0%
ProMedica Toledo Hospital, “B”, 5.325%, 11/15/2028	$2,215,000	$1,807,120
Total Bonds (Identified Cost, $38,317,877)		$33,659,114

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Other Municipal Bonds – 0.3%
Multi-Family Housing Revenue – 0.3%
FRETE 2021-ML10 Trust, “X-CA”, FHLMC, 1.517%, 6/25/2038 (i)(n)	$30,262,344	$3,691,715
FRETE 2021-ML10 Trust, “X-US”, FHLMC, 2.055%, 1/25/2038 (i)(n)	28,522,134	4,746,129
FRETE 2021-ML12 Trust, “X-US”, FHLMC, 1.222%, 7/25/2041 (i)(n)	17,591,529	1,839,622
FRETE 2022-ML13 Trust, “X-CA”, 0.953%, 7/25/2036 (i)	38,682,019	2,302,872
Total Other Municipal Bonds (Identified Cost, $14,177,535)		$12,580,338
Contingent Value Instruments - 0.1%
General Obligations - General Purpose – 0.1%
Commonwealth of Puerto Rico, General Obligation Contingent Value Instrument, 11/01/2043 (Identified Cost, $7,324,448)	$12,559,518	$5,541,887
Investment Companies (h) - 2.0%
Money Market Funds – 2.0%
MFS Institutional Money Market Portfolio, 4.29% (v) (Identified Cost, $89,047,706)	89,047,631	$89,056,536

Other Assets, Less Liabilities - (0.5)%		(22,122,802)
Net Assets - 100.0%		$4,423,767,316

(a)	Non-income producing security.
(d)	In default.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $89,056,536 and $4,356,833,582, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $975,046,378, representing 22.0% of net assets.
(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust upon creation of self-deposited inverse floaters.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.

Portfolio of Investments – continued
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 7.5%, 7/01/2032	10/8/2020	$1,800,000	$112,500
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 8%, 7/01/2039	5/25/2017-6/1/2018	11,564,858	570,250
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (CalPlant I Project), 7.5%, 12/01/2039	7/26/2019	11,288,456	644,500
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 5.5%, 5/15/2025	6/30/2015	300,000	174,000
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 6.25%, 5/15/2035	6/30/2015	300,000	174,000
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 7.75%, 5/15/2035	6/30/2015	1,140,291	611,900
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 8.125%, 5/15/2044	11/15/2017	10,935,573	6,142,200
Collier County, FL, Industrial Development Authority, Continuing Care Community Rev. (Arlington of Naples Project), “A”, 6.5%, 5/15/2049	2/16/2017-8/29/2018	805,000	466,900
Guam Education Financing Foundation (Guam Public School Facilities Project), “B”, COP, 5%, 10/01/2026	7/24/2016	12,977,434	12,990,519
Illinois Housing Development Authority Rev., “A”, FHLMC, 3.87%, 11/15/2035	2/4/2021	10,708,059	8,550,527
Illinois Housing Development Authority Rev., “B”, FHLMC, 3.87%, 11/15/2035	2/4/2021	4,366,990	3,487,099
Illinois Housing Development Authority Rev., “C”, FHLMC, 3.87%, 11/15/2035	2/4/2021	4,357,683	3,479,668
Illinois Housing Development Authority Rev., “D”, FHLMC, 3.87%, 11/15/2035	2/4/2021	3,976,379	3,175,191
Illinois Housing Development Authority Rev., “E”, FHLMC, 3.87%, 11/15/2035	2/4/2021	2,737,951	2,186,290
Louisiana Public Facilities Authority Rev. (Provident Group - HSC Properties, Inc., LSU Health Foundation, New Orleans Project), “A-1”, 5.375%, 1/01/2040	10/13/2020	4,550,015	4,381,023

Portfolio of Investments – continued
Restricted Securities - continued	Acquisition Date	Cost	Value
Louisiana Public Facilities Authority Rev. (Provident Group - HSC Properties, Inc., LSU Health Foundation, New Orleans Project), “A-1”, 5.5%, 1/01/2050	10/13/2020	$3,116,929	$2,986,495
Louisiana Public Facilities Authority Rev. (Provident Group - HSC Properties, Inc., LSU Health Foundation, New Orleans Project), “A-1”, 5.1%, 1/01/2057	10/13/2020	10,045,000	9,256,934
Louisiana Public Facilities Authority Rev. (Provident Group - HSC Properties, Inc., LSU Health Foundation, New Orleans Project), “A-2”, 7%, 1/01/2057	10/13/2020	10,204,219	9,973,397
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043	9/26/2019-10/04/2019	12,058,401	9,397,441
Total Restricted Securities			$78,760,834
% of Net assets			1.8%

The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
COP	Certificate of Participation
ETM	Escrowed to Maturity
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NPFG	National Public Finance Guarantee Corp.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 1/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $4,706,495,456)	$4,356,833,582
Investments in affiliated issuers, at value (identified cost, $89,047,706)	89,056,536
Cash	198,247
Receivables for
Investments sold	2,017,137
Fund shares sold	14,220,027
Interest	42,657,419
Receivable from investment adviser	213,383
Other assets	13,859
Total assets	$4,505,210,190
Liabilities
Payables for
Distributions	$2,110,248
Investments purchased	1,663,093
Fund shares reacquired	11,969,455
When-issued investments purchased	32,030,260
Interest expense and fees	267,838
Payable to the holders of the floating rate certificates	32,142,724
Payable to affiliates
Administrative services fee	3,537
Shareholder servicing costs	942,900
Distribution and service fees	5,166
Payable for independent Trustees' compensation	1,846
Accrued expenses and other liabilities	305,807
Total liabilities	$81,442,874
Net assets	$4,423,767,316
Net assets consist of
Paid-in capital	$4,977,148,185
Total distributable earnings (loss)	(553,380,869)
Net assets	$4,423,767,316
Shares of beneficial interest outstanding	594,798,038

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,585,048,005	213,031,347	$7.44
Class B	2,792,158	374,895	7.45
Class C	92,365,611	12,400,891	7.45
Class I	1,832,629,060	246,453,527	7.44
Class R6	910,932,482	122,537,378	7.43

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $7.77 [100 / 95.75 x $7.44]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 1/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$221,407,942
Dividends from affiliated issuers	1,146,685
Other	607
Total investment income	$222,555,234
Expenses
Management fee	$27,159,175
Distribution and service fees	1,174,943
Shareholder servicing costs	3,452,827
Administrative services fee	671,514
Independent Trustees' compensation	85,354
Custodian fee	413,972
Shareholder communications	209,846
Audit and tax fees	70,809
Legal fees	99,243
Interest expense and fees	1,061,609
Miscellaneous	474,201
Total expenses	$34,873,493
Fees paid indirectly	(10,473)
Reduction of expenses by investment adviser and distributor	(2,244,891)
Net expenses	$32,618,129
Net investment income (loss)	$189,937,105
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(140,017,482)
Affiliated issuers	(11,596)
Net realized gain (loss)	$(140,029,078)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(605,341,126)
Affiliated issuers	8,508
Net unrealized gain (loss)	$(605,332,618)
Net realized and unrealized gain (loss)	$(745,361,696)
Change in net assets from operations	$(555,424,591)
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	1/31/23	1/31/22
Change in net assets
From operations
Net investment income (loss)	$189,937,105	$195,015,926
Net realized gain (loss)	(140,029,078)	18,980,376
Net unrealized gain (loss)	(605,332,618)	(200,389,124)
Change in net assets from operations	$(555,424,591)	$13,607,178
Total distributions to shareholders	$(200,636,156)	$(193,615,712)
Change in net assets from fund share transactions	$(1,635,060,219)	$620,726,829
Total change in net assets	$(2,391,120,966)	$440,718,295
Net assets
At beginning of period	6,814,888,282	6,374,169,987
At end of period	$4,423,767,316	$6,814,888,282
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$8.42	$8.62	$8.66	$8.09	$8.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.26	$0.30	$0.32	$0.35
Net realized and unrealized gain (loss)	(0.97)	(0.21)	(0.04)	0.56	(0.08)
Total from investment operations	$(0.69)	$0.05	$0.26	$0.88	$0.27
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.25)	$(0.30)	$(0.31)	$(0.34)
Net asset value, end of period (x)	$7.44	$8.42	$8.62	$8.66	$8.09
Total return (%) (r)(s)(t)(x)	(8.11)	0.58	3.24	11.06	3.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.63	0.65	0.67	0.67
Expenses after expense reductions (f)	0.62	0.62	0.64	0.66	0.66
Net investment income (loss)	3.67	2.94	3.65	3.82	4.35
Portfolio turnover	18	17	30	12	24
Net assets at end of period (000 omitted)	$1,585,048	$2,066,744	$1,971,228	$1,999,299	$1,623,004
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.60	0.61	0.62	0.63	0.64
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$8.42	$8.63	$8.67	$8.10	$8.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.19	$0.25	$0.26	$0.29
Net realized and unrealized gain (loss)	(0.95)	(0.21)	(0.05)	0.56	(0.07)
Total from investment operations	$(0.73)	$(0.02)	$0.20	$0.82	$0.22
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.19)	$(0.24)	$(0.25)	$(0.28)
Net asset value, end of period (x)	$7.45	$8.42	$8.63	$8.67	$8.10
Total return (%) (r)(s)(t)(x)	(8.67)	(0.28)	2.49	10.24	2.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.63	1.66	1.67	1.67
Expenses after expense reductions (f)	1.37	1.37	1.40	1.41	1.41
Net investment income (loss)	2.89	2.21	3.00	3.12	3.61
Portfolio turnover	18	17	30	12	24
Net assets at end of period (000 omitted)	$2,792	$5,096	$6,519	$13,733	$17,392
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.35	1.36	1.38	1.38	1.40
See Notes to Financial Statements

Financial Highlights – continued
Class C	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$8.42	$8.63	$8.67	$8.10	$8.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.17	$0.22	$0.24	$0.27
Net realized and unrealized gain (loss)	(0.95)	(0.21)	(0.04)	0.56	(0.08)
Total from investment operations	$(0.75)	$(0.04)	$0.18	$0.80	$0.19
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.17)	$(0.22)	$(0.23)	$(0.25)
Net asset value, end of period (x)	$7.45	$8.42	$8.63	$8.67	$8.10
Total return (%) (r)(s)(t)(x)	(8.90)	(0.53)	2.23	9.96	2.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.63	1.66	1.67	1.67
Expenses after expense reductions (f)	1.62	1.62	1.64	1.66	1.66
Net investment income (loss)	2.65	1.95	2.69	2.84	3.35
Portfolio turnover	18	17	30	12	24
Net assets at end of period (000 omitted)	$92,366	$148,124	$167,087	$242,387	$230,387
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.60	1.61	1.63	1.63	1.64
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$8.41	$8.62	$8.66	$8.09	$8.15
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.25	$0.30	$0.32	$0.35
Net realized and unrealized gain (loss)	(0.96)	(0.21)	(0.04)	0.56	(0.08)
Total from investment operations	$(0.68)	$0.04	$0.26	$0.88	$0.27
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.25)	$(0.30)	$(0.31)	$(0.33)
Net asset value, end of period (x)	$7.44	$8.41	$8.62	$8.66	$8.09
Total return (%) (r)(s)(t)(x)	(8.01)	0.46	3.24	11.06	3.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.63	0.65	0.67	0.67
Expenses after expense reductions (f)	0.62	0.62	0.64	0.66	0.66
Net investment income (loss)	3.64	2.94	3.64	3.82	4.34
Portfolio turnover	18	17	30	12	24
Net assets at end of period (000 omitted)	$1,832,629	$2,792,475	$2,831,021	$2,687,508	$2,145,125
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.60	0.61	0.62	0.63	0.64
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$8.41	$8.62	$8.65	$8.08	$8.15
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.26	$0.31	$0.33	$0.36
Net realized and unrealized gain (loss)	(0.96)	(0.21)	(0.03)	0.56	(0.09)
Total from investment operations	$(0.68)	$0.05	$0.28	$0.89	$0.27
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.26)	$(0.31)	$(0.32)	$(0.34)
Net asset value, end of period (x)	$7.43	$8.41	$8.62	$8.65	$8.08
Total return (%) (r)(s)(t)(x)	(8.06)	0.54	3.44	11.16	3.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.54	0.57	0.59	0.58
Expenses after expense reductions (f)	0.54	0.53	0.56	0.58	0.57
Net investment income (loss)	3.71	3.01	3.73	3.89	4.41
Portfolio turnover	18	17	30	12	24
Net assets at end of period (000 omitted)	$910,932	$1,802,449	$1,398,315	$1,195,880	$856,776
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.52	0.52	0.54	0.55	0.56

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(l)	Interest expense and fees include payments made to the holders of the floating rate certificates.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Municipal High Income Fund (the fund) is a diversified series of MFS Series Trust III which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the fund and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master

Notes to Financial Statements  - continued
Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from

Notes to Financial Statements  - continued
quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of January 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$4,325,890,720	$—	$4,325,890,720
U.S. Corporate Bonds	—	30,942,862	—	30,942,862
Mutual Funds	89,056,536	—	—	89,056,536
Total	$89,056,536	$4,356,833,582	$—	$4,445,890,118
For further information regarding security characteristics, see the Portfolio of Investments.
Inverse Floaters — The fund invests in municipal inverse floating rate securities in the form of self-deposited secondary market inverse floaters which have variable rates of interest that typically move in the opposite direction of short-term rates. A self-deposited secondary market inverse floater is created when the fund transfers a municipal bond from its portfolio to a special purpose trust (“the trust”) and causes the trust to issue (a) inverse floaters to be held by the fund and (b) floating rate certificates to be held by third parties. The floating rate certificates usually pay tax-exempt interest at short-term rates that reset weekly and the holders of those certificates typically have the option to tender at par plus accrued interest. Self-deposited secondary market inverse floaters are accounted for as secured borrowings, with the municipal bonds transferred to the trust being reflected as fund investments and the amounts owed to floating rate certificate holders being reflected as fund liabilities in the Statement of Assets and Liabilities as “Payable to the holders of the floating rate certificates”. The carrying value of that liability as reported in the fund’s Statement of Assets and Liabilities approximates its fair value which would be considered level 2 under the fair value hierarchy.
At January 31, 2023, the fund’s payable to the holders of the floating rate certificates was $32,142,724 and the related weighted average interest rate on the settled floating rate certificates issued by the trust was 1.92%. For the year ended January 31, 2023, the average payable to the holders of the settled floating rate certificates was $50,554,485 at a weighted average interest rate of 1.47%. Interest expense and fees, which are recorded as incurred, include interest payments made to the holders of the

Notes to Financial Statements  - continued
floating rate certificates and associated fees. For the year ended January 31, 2023, the related interest expense and fees amounted to $1,035,240 which is included in “Interest expense and fees” in the Statement of Operations.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased in the Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

Notes to Financial Statements  - continued
Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2023, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 1/31/23	Year ended 1/31/22
Ordinary income (including any short-term capital gains)	$11,156,872	$2,809,813
Tax-exempt income	189,479,284	190,805,899
Total distributions	$200,636,156	$193,615,712

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 1/31/23
Cost of investments	$4,796,238,752
Gross appreciation	72,230,786
Gross depreciation	(454,722,144)
Net unrealized appreciation (depreciation)	$(382,491,358)
Undistributed tax-exempt income	57,484,336
Capital loss carryforwards	(212,307,070)
Other temporary differences	(16,066,777)
Total distributable earnings (loss)	$(553,380,869)
As of January 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(113,570,573)
Long-Term	(98,736,497)
Total	$(212,307,070)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 1/31/23	Year ended 1/31/22
Class A	$66,743,480	$60,230,580
Class B	116,915	126,101
Class C	3,246,712	3,093,572
Class I	83,213,404	80,273,036
Class R6	47,315,645	49,892,423
Total	$200,636,156	$193,615,712

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $2.5 billion	0.55%
In excess of $2.5 billion and up to $5 billion	0.50%
In excess of $5 billion and up to $10 billion	0.45%
In excess of $10 billion	0.425%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until May 31, 2024. For the year ended January 31, 2023, this management fee reduction amounted to $723,193, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended January 31, 2023 was equivalent to an annual effective rate of 0.51% of the fund's average daily net assets.
The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as interest expense and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:
		Classes
A	B	C	I	R6
0.65%	1.40%	1.65%	0.65%	0.56%
This written agreement terminated on July 31, 2022. For the period from February 1, 2022 through July 31, 2022, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement. Effective August 1, 2022, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses) and investment-related expenses (such as interest expense and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
		Classes
A	B	C	I	R6
0.59%	1.34%	1.59%	0.59%	0.50%

Notes to Financial Statements  - continued
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2024. For the period from August 1, 2022 through January 31, 2023, this reduction amounted to $1,512,208, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $31,590 for the year ended January 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class B	0.75%	0.25%	1.00%	0.75%	$ 37,808
Class C	0.75%	0.25%	1.00%	1.00%	1,137,135
Total Distribution and Service Fees					$1,174,943
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2023 based on each class's average daily net assets. MFD has agreed in writing to reduce the Class B service fee rate to 0.00% for all Class B shares. This agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least May 31, 2024. For the year ended January 31, 2023, this waiver amounted to $9,452, which is included in the reduction of total expenses in the Statement of Operations. MFD has also voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2023, this rebate amounted to $38 for Class C shares and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2023, were as follows:
Amount
Class A	$218,084
Class B	695
Class C	13,251

Notes to Financial Statements  - continued
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended January 31, 2023, the fee was $141,390, which equated to 0.0027% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended January 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,311,437.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2023 was equivalent to an annual effective rate of 0.0129% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,748 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended January 31, 2023. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $1,005 at January 31, 2023, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On August 3, 2022, MFS redeemed 14 shares of Class R6 for an aggregate amount of $108.
During the year ended January 31, 2023, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”), the fund engaged in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $223,647 and $2,597,078, respectively. The sales transactions resulted in net realized gains (losses) of $(234,439).

Notes to Financial Statements  - continued
(4) Portfolio Securities
For the year ended January 31, 2023, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$2,255,007	$—
Non-U.S. Government securities	924,750,096	2,557,107,633
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 1/31/23		Year ended 1/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	55,296,913	$414,788,041	40,037,108	$347,009,592
Class B	12,223	95,384	7,307	62,707
Class C	1,461,463	11,017,590	2,392,645	20,767,125
Class I	196,100,976	1,461,595,281	88,439,826	765,619,870
Class R6	85,433,027	659,248,790	98,856,243	856,361,341
	338,304,602	$2,546,745,086	229,733,129	$1,989,820,635
Shares issued to shareholders in reinvestment of distributions
Class A	8,257,045	$62,030,038	6,461,532	$55,843,129
Class B	11,938	89,991	11,364	98,265
Class C	399,183	3,004,239	330,541	2,859,594
Class I	9,731,779	73,224,857	8,125,477	70,157,314
Class R6	4,603,741	34,704,834	4,527,776	39,092,462
	23,003,686	$173,053,959	19,456,690	$168,050,764
Shares reacquired
Class A	(96,110,584)	$(722,064,548)	(29,461,794)	$(255,087,424)
Class B	(254,286)	(1,911,981)	(168,790)	(1,460,062)
Class C	(7,042,549)	(53,126,048)	(4,492,320)	(38,959,121)
Class I	(291,406,893)	(2,179,451,919)	(92,977,544)	(797,612,088)
Class R6	(181,867,637)	(1,398,304,768)	(51,278,592)	(444,025,875)
	(576,681,949)	$(4,354,859,264)	(178,379,040)	$(1,537,144,570)

Notes to Financial Statements  - continued
	Year ended 1/31/23		Year ended 1/31/22
	Shares	Amount	Shares	Amount
Net change
Class A	(32,556,626)	$(245,246,469)	17,036,846	$147,765,297
Class B	(230,125)	(1,726,606)	(150,119)	(1,299,090)
Class C	(5,181,903)	(39,104,219)	(1,769,134)	(15,332,402)
Class I	(85,574,138)	(644,631,781)	3,587,759	38,165,096
Class R6	(91,830,869)	(704,351,144)	52,105,427	451,427,928
	(215,373,661)	$(1,635,060,219)	70,810,779	$620,726,829
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended January 31, 2023, the fund’s commitment fee and interest expense were $26,216 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$186,790,392	$2,023,405,461	$2,121,136,229	$(11,596)	$8,508	$89,056,536

Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,146,685	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the fund.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Municipal High Income Fund and the Board of Trustees of MFS Series Trust III
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Municipal High Income Fund (the “Fund”) (one of the funds constituting MFS Series Trust III (the “Trust”)), including the portfolio of investments, as of January 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust III) at January 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
March 17, 2023

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of March 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Jason Kosty Gary Lasman Megan Poplowski Geoffrey Schechter

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
Of the dividends paid from net investment income during the fiscal year, 94.44% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
January 31, 2023
MFS®  High Yield Pooled Portfolio
HYP-ANN

MFS® High Yield Pooled Portfolio

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Markets — which rallied in late 2022 and early 2023 on signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end, and a rapid reopening of China’s economy — have recently run into turbulence. Inflation data suggest that price pressures will prove more persistent than expected, putting renewed upward pressure on interest rates. On a positive note, markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather that has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, investors are mindful that the lagged effects of ongoing monetary policy tightening have yet to fully work their way through the global economy.
Tighter global financial conditions represent a headwind for richly valued growth equities and interest rate–sensitive parts of the economy, such as housing. Over the near term, we feel companies will face a challenging earnings backdrop as they are forced to absorb higher input and labor costs while pricing power dwindles. As for fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance for investors’ portfolios.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
March 17, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure (i)
Top five industries (i)
Cable TV	8.4%
Medical & Health Technology & Services	6.6%
Gaming & Lodging	5.1%
Midstream	4.6%
Building	4.4%
Composition including fixed income credit quality (a)(i)
BBB	1.7%
BB	44.6%
B	37.9%
CCC	13.2%
Not Rated	(1.8)%
Non-Fixed Income	0.3%
Cash & Cash Equivalents	2.1%
Other	2.0%
Portfolio facts
Average Duration (d)	3.8
Average Effective Maturity (m)	5.5 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives), ETFs, and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
2

Portfolio Composition - continued
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of January 31, 2023.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended January 31, 2023, shares of the MFS High Yield Pooled Portfolio (fund) provided a total return of -3.84%, at net asset value. This compares with a return of -5.22% for the fund’s benchmark, the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index.
Market Environment
During the reporting period, central banks had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the disruption to energy markets stemming from the war in Ukraine. Interest rates have risen substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Late in the period, China abruptly ended its Zero-COVID policy, helping unleash a substantial amount of pent-up demand in the world’s second-largest economy, sending ripple effects through the global economy. A shift in consumption patterns in the parts of the world that reopened earlier favored services over goods, straining already tight labor markets in many developed economies while reducing demand for manufactured goods, primarily from Asia. The combination of these factors has contributed to market volatility.
Policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band toward the end of the period, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (most notably semiconductors) may be moderating, the lifting of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may have peaked were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Relative to the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index, favorable security selection within “B”, “CCC” and “BB” rated(r) bonds was a primary contributor to the fund’s performance. From a sector perspective, bond selection within the communications, consumer cyclical, consumer non-cyclical and technology sectors benefited relative returns.
4

Management Review - continued
Top individual contributors during the reporting period included the fund’s overweight positions in oil refinery operator PBF Holdings (energy) and British telecommunications company Virgin Media (communications).
Detractors from Performance
The fund's underweight allocation to the energy sector detracted from relative performance as this sector outperformed the benchmark over the reporting period. An underweight allocation to the “BB” credit quality segment also held back the fund’s relative returns.
Top individual detractors for the reporting period included the fund’s overweight holdings of healthcare services provider US Renal Care(h) (consumer non-cyclical) and automotive aftermarket wheels maker Wheel Pros(h) (consumer cyclical).
Respectfully,
Portfolio Manager(s)
David Cole and Michael Skatrud
(h)	Security was not held in the portfolio at period end.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 1/31/23
The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
6

Performance Summary  - continued
Total Returns through 1/31/23
Average annual without sales charge
Fund Inception Date	1-yr	5-yr	Life (t)
3/25/13	(3.84)%	2.84%	4.08%
Comparative benchmark(s)

Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index (f)	(5.22)%	2.94%	4.19%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the fund inception date through the stated period end. (See Notes to Performance Summary.)
Benchmark Definition(s)
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index(a) – a component of the Bloomberg U.S. Corporate High-Yield Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for the fund for the periods presented. Life returns are presented where the fund has less than 10 years of performance history and represent the average annual total return from the fund inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
August 1, 2022 through January 31, 2023
As a shareholder of the fund, you incur ongoing costs, including fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2022 through January 31, 2023.
Actual Expenses
The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratio	Beginning Account Value 8/01/22	Ending Account Value 1/31/23	Expenses Paid During Period (p) 8/01/22-1/31/23
Actual	0.02%	$1,000.00	$1,019.11	$0.10
Hypothetical (h)	0.02%	$1,000.00	$1,025.10	$0.10
(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
8

Portfolio of Investments
1/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 96.2%
Aerospace & Defense – 2.3%
Bombardier, Inc., 7.5%, 3/15/2025 (n)		$1,317,000	$1,318,646
Bombardier, Inc., 7.125%, 6/15/2026 (n)		1,517,000	1,513,375
Bombardier, Inc., 7.5%, 2/01/2029 (n)		935,000	934,093
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)		2,450,000	2,007,481
Moog, Inc., 4.25%, 12/15/2027 (n)		3,495,000	3,241,613
TransDigm, Inc., 6.25%, 3/15/2026 (n)		2,352,000	2,351,172
TransDigm, Inc., 6.375%, 6/15/2026		1,650,000	1,629,350
TransDigm, Inc., 5.5%, 11/15/2027		2,015,000	1,924,276
TransDigm, Inc., 4.625%, 1/15/2029		2,196,000	1,981,143
			$16,901,149
Automotive – 2.4%
Clarios Global LP/Clarios U.S. Finance Co., 8.5%, 5/15/2027 (n)		$2,975,000	$2,963,135
Dana, Inc., 5.375%, 11/15/2027		1,976,000	1,877,625
Dana, Inc., 4.25%, 9/01/2030		1,495,000	1,265,225
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/2029 (n)		2,605,000	1,955,935
Ford Motor Co., 5.113%, 5/03/2029		3,005,000	2,847,861
Ford Motor Credit Co. LLC, 4.134%, 8/04/2025		5,330,000	5,089,990
Real Hero Merger Sub 2, Inc., 6.25%, 2/01/2029 (n)		2,025,000	1,503,563
			$17,503,334
Broadcasting – 2.1%
Advantage Sales & Marketing, Inc., 6.5%, 11/15/2028 (n)		$2,204,000	$1,675,040
Gray Escrow II, Inc., 5.375%, 11/15/2031 (n)		4,746,000	3,649,793
iHeartCommunications, Inc., 8.375%, 5/01/2027		2,908,000	2,606,295
Scripps Escrow II, Inc., 5.875%, 7/15/2027 (n)		2,321,000	2,071,492
Summer (BC) Bidco B LLC, 5.5%, 10/31/2026 (n)		2,545,000	2,091,770
Summer (BC) Holdco S.à r.l., “A”, 9.25%, 10/31/2027	EUR	833,474	734,992
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)		$2,882,000	2,540,483
			$15,369,865
Brokerage & Asset Managers – 2.1%
AG TTMT Escrow Issuer LLC, 8.625%, 9/30/2027 (n)		$2,775,000	$2,863,162
Aretec Escrow Issuer, Inc., 7.5%, 4/01/2029 (n)		2,420,000	2,147,750
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)		3,180,000	3,026,215
LPL Holdings, Inc., 4%, 3/15/2029 (n)		2,066,000	1,849,070
LPL Holdings, Inc., 4.375%, 5/15/2031 (n)		1,343,000	1,175,944
NFP Corp., 4.875%, 8/15/2028 (n)		1,995,000	1,741,096
NFP Corp., 6.875%, 8/15/2028 (n)		2,492,000	2,154,733
			$14,957,970
9

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Building – 4.4%
ABC Supply Co., Inc., 4%, 1/15/2028 (n)		$4,945,000	$4,505,241
Foundation Building Materials LLC, 6%, 3/01/2029 (n)		2,193,000	1,763,961
GYP Holding III Corp., 4.625%, 5/01/2029 (n)		3,870,000	3,263,088
Interface, Inc., 5.5%, 12/01/2028 (n)		3,855,000	3,238,778
MIWD Holdco II LLC/MIWD Finance Co., 5.5%, 2/01/2030 (n)		1,930,000	1,604,737
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)		2,352,000	2,230,366
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)		3,110,000	3,077,190
SRM Escrow Issuer LLC, 6%, 11/01/2028 (n)		2,150,000	1,962,993
SRS Distribution, Inc., 6.125%, 7/01/2029 (n)		2,665,000	2,291,660
Standard Industries, Inc., 2.25%, 11/21/2026	EUR	655,000	615,347
Standard Industries, Inc., 4.75%, 1/15/2028 (n)		$2,025,000	1,897,729
Standard Industries, Inc., 4.375%, 7/15/2030 (n)		3,053,000	2,609,921
Standard Industries, Inc., 3.375%, 1/15/2031 (n)		680,000	540,068
White Cap Buyer LLC, 6.875%, 10/15/2028 (n)		2,335,000	2,125,372
			$31,726,451
Business Services – 1.4%
Entegris Escrow Corp., 5.95%, 6/15/2030 (n)		$1,220,000	$1,171,602
HealthEquity, Inc., 4.5%, 10/01/2029 (n)		2,380,000	2,130,814
Iron Mountain, Inc., 4.875%, 9/15/2027 (n)		1,835,000	1,727,726
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)		1,590,000	1,511,931
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)		2,992,000	3,002,405
ZI Technologies LLC/ZI Finance Corp. Co., 3.875%, 2/01/2029 (n)		860,000	741,750
			$10,286,228
Cable TV – 8.1%
Cable One, Inc., 4%, 11/15/2030 (n)		$2,725,000	$2,246,837
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027 (n)		1,895,000	1,806,030
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)		7,287,000	6,367,308
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)		3,395,000	2,900,891
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 2/01/2031 (n)		2,860,000	2,382,523
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 1/15/2034 (n)		1,855,000	1,446,065
CSC Holdings LLC, 5.375%, 2/01/2028 (n)		1,900,000	1,603,125
CSC Holdings LLC, 5.75%, 1/15/2030 (n)		3,990,000	2,513,700
CSC Holdings LLC, 4.125%, 12/01/2030 (n)		2,425,000	1,792,730
DISH DBS Corp., 7.75%, 7/01/2026		1,380,000	1,120,781
DISH DBS Corp., 5.25%, 12/01/2026 (n)		1,815,000	1,564,303
DISH DBS Corp., 5.125%, 6/01/2029		2,015,000	1,281,318
DISH Network Corp., 11.75%, 11/15/2027 (n)		1,200,000	1,247,040
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)		2,919,000	2,843,982
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Cable TV – continued
LCPR Senior Secured Financing DAC, 5.125%, 7/15/2029 (n)	$930,000	$818,400
Sirius XM Holdings, Inc., 3.875%, 9/01/2031 (n)	3,465,000	2,856,477
Sirius XM Radio, Inc., 4%, 7/15/2028 (n)	2,037,000	1,813,134
Sirius XM Radio, Inc., 5.5%, 7/01/2029 (n)	4,730,000	4,432,719
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	4,600,000	4,273,400
Videotron Ltd., 5.125%, 4/15/2027 (n)	1,828,000	1,754,734
Videotron Ltd., 3.625%, 6/15/2029 (n)	1,140,000	991,863
Virgin Media Finance PLC, 5%, 7/15/2030 (n)	3,640,000	3,055,379
Virgin Media Vendor Financing Notes IV DAC, 5%, 7/15/2028 (n)	4,410,000	4,002,516
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)	5,030,000	4,157,295
		$59,272,550
Chemicals – 2.5%
Axalta Coating Systems Ltd., 4.75%, 6/15/2027 (n)	$2,274,000	$2,148,930
Axalta Coating Systems Ltd., 3.375%, 2/15/2029 (n)	3,805,000	3,272,300
Consolidated Energy Finance S.A., 5.625%, 10/15/2028 (n)	2,254,000	1,960,980
Element Solutions, Inc., 3.875%, 9/01/2028 (n)	3,619,000	3,202,815
Ingevity Corp., 3.875%, 11/01/2028 (n)	3,287,000	2,881,017
LSF11 A5 HoldCo LLC, 6.625%, 10/15/2029 (n)	2,508,000	2,058,053
S.P.C.M. S.A., 3.375%, 3/15/2030 (n)	3,325,000	2,814,612
		$18,338,707
Computer Software – 1.2%
Camelot Finance S.A., 4.5%, 11/01/2026 (n)	$1,765,000	$1,678,744
Clarivate Science Holdings Corp., 3.875%, 7/01/2028 (n)	745,000	664,765
Clarivate Science Holdings Corp., 4.875%, 7/01/2029 (n)	2,470,000	2,173,415
Dun & Bradstreet Corp., 5%, 12/15/2029 (n)	2,625,000	2,324,440
Neptune Bidco U.S., Inc., 9.29%, 4/15/2029 (n)	1,731,000	1,682,584
		$8,523,948
Computer Software - Systems – 2.2%
Fair Isaac Corp., 5.25%, 5/15/2026 (n)	$4,736,000	$4,701,664
Fair Isaac Corp., 4%, 6/15/2028 (n)	816,000	757,660
Sabre GLBL, Inc., 7.375%, 9/01/2025 (n)	634,000	621,870
Sabre GLBL, Inc., 11.25%, 12/15/2027 (n)	1,075,000	1,139,500
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	4,139,000	3,980,659
Viavi Solutions, Inc., 3.75%, 10/01/2029 (n)	3,505,000	3,058,112
Virtusa Corp., 7.125%, 12/15/2028 (n)	2,145,000	1,801,800
		$16,061,265
Conglomerates – 3.0%
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)	$1,943,000	$1,753,569
BWX Technologies, Inc., 4.125%, 4/15/2029 (n)	4,559,000	4,080,439
Chart Industries, Inc., 9.5%, 1/01/2031 (n)	1,084,000	1,131,143
11

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Conglomerates – continued
Gates Global LLC, 6.25%, 1/15/2026 (n)		$3,225,000	$3,176,101
Griffon Corp., 5.75%, 3/01/2028		2,886,000	2,731,368
Madison IAQ LLC, 5.875%, 6/30/2029 (n)		3,293,000	2,612,139
Regal Rexnord Corp., 6.3%, 2/15/2030 (n)		1,787,000	1,822,138
TriMas Corp., 4.125%, 4/15/2029 (n)		5,226,000	4,652,446
			$21,959,343
Construction – 1.6%
Empire Communities Corp., 7%, 12/15/2025 (n)		$2,300,000	$2,081,500
Mattamy Group Corp., 5.25%, 12/15/2027 (n)		1,110,000	1,015,650
Mattamy Group Corp., 4.625%, 3/01/2030 (n)		1,920,000	1,619,309
Meritage Homes Corp., 3.875%, 4/15/2029 (n)		2,400,000	2,127,000
Taylor Morrison Communities, Inc., 5.75%, 1/15/2028 (n)		3,046,000	2,954,665
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)		2,048,000	1,782,272
			$11,580,396
Consumer Products – 2.2%
Energizer Gamma Acquisition B.V., 3.5%, 6/30/2029	EUR	1,290,000	$1,139,666
Energizer Holdings, Inc., 4.375%, 3/31/2029 (n)		$2,123,000	1,843,656
Mattel, Inc., 3.375%, 4/01/2026 (n)		2,670,000	2,489,788
Mattel, Inc., 5.875%, 12/15/2027 (n)		680,000	678,300
Mattel, Inc., 6.2%, 10/01/2040		290,000	269,265
Mattel, Inc., 5.45%, 11/01/2041		975,000	834,459
Newell Brands, Inc., 6.375%, 9/15/2027		1,587,000	1,595,236
Newell Brands, Inc., 6.625%, 9/15/2029		1,654,000	1,672,024
Prestige Consumer Healthcare, Inc., 5.125%, 1/15/2028 (n)		2,200,000	2,101,550
Prestige Consumer Healthcare, Inc., 3.75%, 4/01/2031 (n)		1,185,000	1,006,183
Spectrum Brands, Inc., 3.875%, 3/15/2031 (n)		1,735,000	1,398,809
SWF Escrow Issuer Corp., 6.5%, 10/01/2029 (n)		2,070,000	1,360,859
			$16,389,795
Consumer Services – 4.0%
Allied Universal Holdco LLC, 6.625%, 7/15/2026 (n)		$618,000	$594,979
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)		2,635,000	2,516,425
Allied Universal Holdco LLC, 6%, 6/01/2029 (n)		1,480,000	1,190,808
ANGI Group LLC, 3.875%, 8/15/2028 (n)		3,064,000	2,348,648
Arches Buyer, Inc., 6.125%, 12/01/2028 (n)		2,820,000	2,375,173
GoDaddy, Inc., 3.5%, 3/01/2029 (n)		4,971,000	4,298,921
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)		2,027,000	2,001,842
Match Group Holdings II LLC, 5%, 12/15/2027 (n)		1,945,000	1,864,992
Match Group Holdings II LLC, 4.625%, 6/01/2028 (n)		3,115,000	2,865,084
Match Group Holdings II LLC, 4.125%, 8/01/2030 (n)		1,030,000	885,800
Match Group Holdings II LLC, 3.625%, 10/01/2031 (n)		245,000	196,613
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 1/15/2029 (n)		1,995,000	1,551,192
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Consumer Services – continued
Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 4/15/2030 (n)	$1,760,000	$1,320,000
TriNet Group, Inc., 3.5%, 3/01/2029 (n)	3,943,000	3,311,055
WASH Multi-Family Acquisition, Inc., 5.75%, 4/15/2026 (n)	2,103,000	1,940,477
		$29,262,009
Containers – 2.9%
ARD Finance S.A., 6.5% (6.5% cash or 7.25% PIK), 6/30/2027 (n)(p)	$1,777,076	$1,394,010
Ardagh Metal Packaging Finance USA LLC, 3.25%, 9/01/2028 (n)	1,450,000	1,272,419
Ardagh Metal Packaging Finance USA LLC, 4%, 9/01/2029 (n)	2,951,000	2,440,064
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 5.25%, 8/15/2027 (n)	3,700,000	3,029,875
Can-Pack S.A./Eastern PA Land Investment Holding LLC, 3.875%, 11/15/2029 (n)	3,905,000	3,242,673
Crown Americas LLC, 5.25%, 4/01/2030	1,960,000	1,886,500
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	3,670,000	3,507,244
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	1,280,000	1,250,483
LABL, Inc., 5.875%, 11/01/2028 (n)	855,000	772,706
Trivium Packaging Finance B.V., 8.5%, 8/15/2027 (n)	2,295,000	2,207,193
		$21,003,167
Electrical Equipment – 0.4%
CommScope Technologies LLC, 5%, 3/15/2027 (n)	$3,465,000	$2,645,450
Electronics – 1.7%
Entegris, Inc., 4.375%, 4/15/2028 (n)	$1,175,000	$1,063,375
Entegris, Inc., 3.625%, 5/01/2029 (n)	1,382,000	1,178,596
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	930,000	930,215
Sensata Technologies B.V., 5%, 10/01/2025 (n)	3,575,000	3,535,657
Sensata Technologies B.V., 5.875%, 9/01/2030 (n)	1,640,000	1,609,250
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	1,510,000	1,366,943
Synaptics, Inc., 4%, 6/15/2029 (n)	2,990,000	2,589,083
		$12,273,119
Energy - Independent – 3.0%
Antero Resources Corp., 7.625%, 2/01/2029 (n)	$1,845,000	$1,886,698
CNX Resources Corp., 6%, 1/15/2029 (n)	2,082,000	1,911,228
CNX Resources Corp., 7.375%, 1/15/2031 (n)	733,000	712,835
Comstock Resources, Inc., 6.75%, 3/01/2029 (n)	3,280,000	3,025,800
CrownRock LP/CrownRock Finance, Inc., “F”, 5%, 5/01/2029 (n)	2,955,000	2,706,630
Encino Acquisition Partners Holdings LLC, 8.5%, 5/01/2028 (n)	1,890,000	1,762,066
Moss Creek Resources Holdings, Inc., 7.5%, 1/15/2026 (n)	1,675,000	1,546,695
Permian Resources Operating LLC, 7.75%, 2/15/2026 (n)	445,000	444,733
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Energy - Independent – continued
Permian Resources Operating LLC, 5.875%, 7/01/2029 (n)	$2,361,000	$2,212,971
SM Energy Co., 6.5%, 7/15/2028	2,145,000	2,040,366
Southwestern Energy Co., 8.375%, 9/15/2028	1,015,000	1,066,095
Southwestern Energy Co., 5.375%, 3/15/2030	1,870,000	1,741,438
Tap Rock Resources LLC, 7%, 10/01/2026 (n)	694,000	656,871
		$21,714,426
Entertainment – 2.6%
Carnival Corp. PLC, 7.625%, 3/01/2026 (n)	$2,959,000	$2,692,690
Carnival Corp. PLC, 5.75%, 3/01/2027 (n)	1,550,000	1,286,500
Carnival Corp. PLC, 9.875%, 8/01/2027 (n)	965,000	991,538
Life Time, Inc., 5.75%, 1/15/2026 (n)	2,070,000	1,989,312
Life Time, Inc., 8%, 4/15/2026 (n)	705,000	684,721
Merlin Entertainments, 5.75%, 6/15/2026 (n)	1,161,000	1,105,393
Motion Bondco DAC, 6.625%, 11/15/2027 (n)	2,435,000	2,203,628
NCL Corp. Ltd., 5.875%, 3/15/2026 (n)	2,080,000	1,799,158
NCL Corp. Ltd., 5.875%, 2/15/2027 (n)	560,000	520,660
Royal Caribbean Cruises Ltd., 5.375%, 7/15/2027 (n)	1,440,000	1,252,630
Royal Caribbean Cruises Ltd., 5.5%, 4/01/2028 (n)	2,920,000	2,511,200
SeaWorld Parks & Entertainment, 5.25%, 8/15/2029 (n)	1,940,000	1,753,396
		$18,790,826
Financial Institutions – 3.2%
Avation Capital S.A., 8.25% (8.25% cash or 9% PIK), 10/31/2026 (n)(p)	$1,772,633	$1,515,601
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)	2,735,000	2,554,158
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% cash or 7.25% PIK), 9/15/2024 (n)(p)	5,567,595	5,080,897
Howard Hughes Corp., 4.125%, 2/01/2029 (n)	3,451,000	2,980,008
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)	3,669,000	3,402,998
OneMain Finance Corp., 6.875%, 3/15/2025	1,590,000	1,585,007
OneMain Finance Corp., 7.125%, 3/15/2026	2,310,000	2,294,881
Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029 (n)	3,484,000	2,939,416
SLM Corp., 3.125%, 11/02/2026	1,285,000	1,134,912
		$23,487,878
Food & Beverages – 3.0%
B&G Foods, Inc., 5.25%, 4/01/2025	$1,735,000	$1,581,192
B&G Foods, Inc., 5.25%, 9/15/2027	650,000	525,688
BellRing Brands, Inc., 7%, 3/15/2030 (n)	2,900,000	2,878,547
Lamb Weston Holdings, Inc., 4.125%, 1/31/2030 (n)	2,910,000	2,622,638
Performance Food Group Co., 5.5%, 10/15/2027 (n)	3,240,000	3,118,484
Post Holdings, Inc., 5.625%, 1/15/2028 (n)	2,368,000	2,279,200
Post Holdings, Inc., 4.625%, 4/15/2030 (n)	3,520,000	3,097,600
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Food & Beverages – continued
Primo Water Holding, Inc., 4.375%, 4/30/2029 (n)	$3,505,000	$3,057,201
U.S. Foods Holding Corp., 4.75%, 2/15/2029 (n)	3,115,000	2,849,584
		$22,010,134
Gaming & Lodging – 5.0%
Boyd Gaming Corp., 4.75%, 12/01/2027	$1,360,000	$1,292,908
Boyd Gaming Corp., 4.75%, 6/15/2031 (n)	1,250,000	1,124,762
Caesars Entertainment, Inc., 4.625%, 10/15/2029 (n)	1,655,000	1,415,025
Caesars Entertainment, Inc., 7%, 2/15/2030 (n)	1,784,000	1,815,220
Caesars Resort Collection LLC/CRC Finco, Inc., 8.125%, 7/01/2027 (n)	2,516,000	2,553,740
CCM Merger, Inc., 6.375%, 5/01/2026 (n)	2,340,000	2,263,950
Hilton Domestic Operating Co., Inc., 3.75%, 5/01/2029 (n)	3,517,000	3,123,483
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)	3,122,000	2,621,699
International Game Technology PLC, 4.125%, 4/15/2026 (n)	3,670,000	3,477,410
International Game Technology PLC, 6.25%, 1/15/2027 (n)	830,000	830,000
Marriott Ownership Resorts, Inc., 4.5%, 6/15/2029 (n)	1,425,000	1,240,476
Sands China Ltd., 4.3%, 1/08/2026	2,080,000	1,972,980
Sands China Ltd., 4.875%, 6/18/2030	1,960,000	1,785,581
Scientific Games Holdings LP/Scientific Games US Finco, Inc., 6.625%, 3/01/2030 (n)	2,232,000	1,988,210
VICI Properties LP / VICI Note Co., Inc., 4.25%, 12/01/2026 (n)	2,470,000	2,331,065
VICI Properties LP / VICI Note Co., Inc., 5.75%, 2/01/2027 (n)	1,110,000	1,104,173
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)	2,858,000	2,635,949
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)	3,210,000	2,864,925
		$36,441,556
Industrial – 1.2%
Albion Financing 1 S.à r.l., 6.125%, 10/15/2026 (n)	$1,180,000	$1,058,727
Albion Financing 2 S.à r.l., 8.75%, 4/15/2027 (n)	1,530,000	1,296,675
APi Escrow Corp., 4.75%, 10/15/2029 (n)	3,765,000	3,356,981
Williams Scotsman International, Inc., 4.625%, 8/15/2028 (n)	3,198,000	2,963,123
		$8,675,506
Insurance - Property & Casualty – 1.2%
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)	$1,090,000	$1,019,510
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 5.875%, 11/01/2029 (n)	30,000	26,137
AssuredPartners, Inc., 5.625%, 1/15/2029 (n)	2,440,000	2,087,127
GTCR (AP) Finance, Inc., 8%, 5/15/2027 (n)	755,000	741,342
Hub International Ltd., 5.625%, 12/01/2029 (n)	3,772,000	3,375,457
15

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Insurance - Property & Casualty – continued
Ryan Specialty Group, 4.375%, 2/01/2030 (n)		$1,409,000	$1,269,861
			$8,519,434
Machinery & Tools – 0.4%
Terex Corp., 5%, 5/15/2029 (n)		$3,260,000	$3,044,025
Major Banks – 0.3%
Toronto Dominion Bank, 8.125% to 10/31/2027, FLR (CMT - 5yr. + 4.075%) to 10/31/2082		$1,880,000	$1,995,150
Medical & Health Technology & Services – 6.5%
180 Medical, Inc., 3.875%, 10/15/2029 (n)		$2,775,000	$2,459,375
Avantor Funding, Inc., 4.625%, 7/15/2028 (n)		3,585,000	3,379,185
Catalent, Inc., 2.375%, 3/01/2028	EUR	895,000	805,157
Catalent, Inc., 3.125%, 2/15/2029 (n)		$5,840,000	4,831,082
Charles River Laboratories International, Inc., 3.75%, 3/15/2029 (n)		5,110,000	4,551,399
CHS/Community Health Systems, Inc., 8%, 12/15/2027 (n)		1,625,000	1,531,552
CHS/Community Health Systems, Inc., 6.125%, 4/01/2030 (n)		4,435,000	2,666,047
CHS/Community Health Systems, Inc., 5.25%, 5/15/2030 (n)		1,265,000	1,020,754
DaVita, Inc., 4.625%, 6/01/2030 (n)		2,970,000	2,502,225
Encompass Health Corp., 5.75%, 9/15/2025		985,000	977,616
Encompass Health Corp., 4.75%, 2/01/2030		2,365,000	2,167,901
Encompass Health Corp., 4.625%, 4/01/2031		435,000	382,885
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)		978,000	953,550
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)		4,440,000	4,308,619
Legacy LifePoint Health LLC, 4.375%, 2/15/2027 (n)		895,000	783,125
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)		1,960,000	1,718,587
Syneos Health, Inc., 3.625%, 1/15/2029 (n)		4,171,000	3,373,296
Tenet Healthcare Corp., 6.125%, 10/01/2028		4,979,000	4,655,763
Tenet Healthcare Corp., 4.375%, 1/15/2030		853,000	758,257
Tenet Healthcare Corp., 6.125%, 6/15/2030 (n)		1,128,000	1,094,961
U.S. Acute Care Solutions LLC, 6.375%, 3/01/2026 (n)		2,245,000	2,030,827
			$46,952,163
Medical Equipment – 1.0%
Garden SpinCo Corp., 8.625%, 7/20/2030 (n)		$2,720,000	$2,910,407
Mozart Debt Merger Sub, Inc., 5.25%, 10/01/2029 (n)		1,515,000	1,268,487
Teleflex, Inc., 4.625%, 11/15/2027		3,239,000	3,092,314
			$7,271,208
Metals & Mining – 3.9%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)		$2,900,000	$2,816,227
Coeur Mining, Inc., 5.125%, 2/15/2029 (n)		3,089,000	2,487,274
Compass Minerals International, Inc., 6.75%, 12/01/2027 (n)		2,694,000	2,628,382
16

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Metals & Mining – continued
Eldorado Gold Corp., 6.25%, 9/01/2029 (n)	$1,570,000	$1,438,729
Ero Copper Corp., 6.5%, 2/15/2030 (n)	1,757,000	1,496,371
FMG Resources Ltd., 4.375%, 4/01/2031 (n)	4,625,000	4,070,000
GrafTech Finance, Inc., 4.625%, 12/15/2028 (n)	3,119,000	2,658,255
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)	3,771,000	3,442,923
Kaiser Aluminum Corp., 4.5%, 6/01/2031 (n)	846,000	715,386
Novelis Corp., 3.25%, 11/15/2026 (n)	1,250,000	1,131,650
Novelis Corp., 4.75%, 1/30/2030 (n)	2,985,000	2,701,425
Novelis Corp., 3.875%, 8/15/2031 (n)	1,367,000	1,153,748
Petra Diamonds US$ Treasury PLC, 10.5% (10.5% PIK/9.75% Cash to 6/30/2023), 9.75% Cash to 3/08/2026 (n)(p)	1,452,817	1,409,233
TMS International Corp., 6.25%, 4/15/2029 (n)	685,000	514,530
		$28,664,133
Midstream – 4.6%
Cheniere Energy Partners LP, 4.5%, 10/01/2029	$1,944,000	$1,823,705
DT Midstream, Inc., 4.125%, 6/15/2029 (n)	2,253,000	1,977,008
DT Midstream, Inc., 4.375%, 6/15/2031 (n)	3,493,000	3,055,404
EQM Midstream Partners LP, 6%, 7/01/2025 (n)	247,000	243,174
EQM Midstream Partners LP, 6.5%, 7/01/2027 (n)	246,000	241,574
EQM Midstream Partners LP, 5.5%, 7/15/2028	6,209,000	5,727,803
EQM Midstream Partners LP, 4.5%, 1/15/2029 (n)	1,105,000	969,151
Genesis Energy LP/Genesis Energy Finance Corp., 8%, 1/15/2027	857,000	846,030
Genesis Energy LP/Genesis Energy Finance Corp., 8.875%, 4/15/2030	2,139,000	2,173,759
Kinetik Holdings, Inc., 5.875%, 6/15/2030 (n)	4,248,000	4,035,600
Tallgrass Energy Partners LP, 5.5%, 1/15/2028 (n)	3,825,000	3,522,385
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029	2,905,000	2,983,406
Venture Global Calcasieu Pass LLC, 3.875%, 8/15/2029 (n)	3,375,000	3,003,750
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (n)	2,230,000	1,977,029
Venture Global Calcasieu Pass LLC , 6.25%, 1/15/2030 (n)	605,000	616,362
		$33,196,140
Network & Telecom – 0.4%
Iliad Holding S.A.S., 7%, 10/15/2028 (n)	$3,207,000	$3,011,950
Oil Services – 0.5%
Nabors Industries Ltd., 7.25%, 1/15/2026 (n)	$1,950,000	$1,896,375
Solaris Midstream Holding LLC, 7.625%, 4/01/2026 (n)	1,864,000	1,864,000
		$3,760,375
17

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Oils – 0.7%
Parkland Corp., 4.625%, 5/01/2030 (n)		$4,470,000	$3,842,420
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028		1,500,000	1,414,260
			$5,256,680
Personal Computers & Peripherals – 0.6%
NCR Corp., 5%, 10/01/2028 (n)		$2,840,000	$2,501,643
NCR Corp., 5.125%, 4/15/2029 (n)		1,793,000	1,561,800
			$4,063,443
Pharmaceuticals – 1.7%
1375209 BC Ltd., 9%, 1/30/2028 (n)		$1,495,000	$1,318,830
Bausch Health Co., Inc., 11%, 9/30/2028 (n)		1,873,000	1,465,435
Bausch Health Co., Inc., 14%, 10/15/2030 (n)		375,000	234,082
Jazz Securities DAC, 4.375%, 1/15/2029 (n)		4,390,000	4,005,173
Organon Finance 1 LLC, 4.125%, 4/30/2028 (n)		3,256,000	2,944,889
Organon Finance 1 LLC, 5.125%, 4/30/2031 (n)		2,351,000	2,122,460
			$12,090,869
Pollution Control – 1.0%
GFL Environmental, Inc., 4.25%, 6/01/2025 (n)		$550,000	$530,396
GFL Environmental, Inc., 4%, 8/01/2028 (n)		2,825,000	2,507,894
GFL Environmental, Inc., 4.75%, 6/15/2029 (n)		1,000,000	902,540
GFL Environmental, Inc., 4.375%, 8/15/2029 (n)		985,000	873,518
Stericycle, Inc., 3.875%, 1/15/2029 (n)		2,695,000	2,391,166
			$7,205,514
Precious Metals & Minerals – 0.6%
IAMGOLD Corp., 5.75%, 10/15/2028 (n)		$2,680,000	$2,118,004
Taseko Mines Ltd., 7%, 2/15/2026 (n)		2,115,000	2,003,962
			$4,121,966
Printing & Publishing – 0.3%
Cimpress N.V., 7%, 6/15/2026 (n)		$2,965,000	$2,058,582
Real Estate - Healthcare – 0.4%
MPT Operating Partnership LP/MPT Finance Corp., REIT, 0.993%, 10/15/2026	EUR	655,000	$530,003
MPT Operating Partnership LP/MPT Finance Corp., REIT, 5%, 10/15/2027		$2,752,000	2,326,362
			$2,856,365
Real Estate - Other – 0.3%
XHR LP, REIT, 4.875%, 6/01/2029 (n)		$2,810,000	$2,493,875
18

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Restaurants – 0.3%
Fertitta Entertainment LLC, 6.75%, 1/15/2030 (n)	$2,430,000	$2,016,900
Retailers – 1.4%
Asbury Automotive Group, Inc., 4.625%, 11/15/2029 (n)	$2,967,000	$2,618,199
Bath & Body Works, Inc., 5.25%, 2/01/2028	5,395,000	5,092,399
Victoria's Secret & Co., 4.625%, 7/15/2029 (n)	2,718,000	2,257,951
		$9,968,549
Specialty Chemicals – 0.2%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)	$1,406,000	$1,359,502
Specialty Stores – 1.3%
Group 1 Automotive, Inc., 4%, 8/15/2028 (n)	$2,796,000	$2,458,970
Michael Cos., Inc., 5.25%, 5/01/2028 (n)	1,315,000	1,096,592
Michael Cos., Inc., 7.875%, 5/01/2029 (n)	1,855,000	1,409,800
Penske Automotive Group Co., 3.75%, 6/15/2029	2,960,000	2,503,068
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/2029 (n)	2,165,000	2,127,634
		$9,596,064
Supermarkets – 0.6%
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)	$2,509,000	$2,378,657
Albertsons Cos. LLC/Safeway, Inc., 3.5%, 3/15/2029 (n)	2,190,000	1,888,875
		$4,267,532
Telecommunications - Wireless – 2.3%
Altice France S.A., 6%, 2/15/2028 (n)	$3,610,000	$2,435,708
Cellnex Finance Co. S.A., 3.875%, 7/07/2041 (n)	1,390,000	1,026,038
SBA Communications Corp., 3.875%, 2/15/2027	2,398,000	2,214,639
SBA Communications Corp., 3.125%, 2/01/2029	4,360,000	3,693,716
Sprint Capital Corp., 6.875%, 11/15/2028	4,295,000	4,594,949
Sprint Corp., 7.625%, 3/01/2026	2,331,000	2,465,421
		$16,430,471
Tobacco – 0.2%
Vector Group Ltd., 5.75%, 2/01/2029 (n)	$1,550,000	$1,351,585
Utilities - Electric Power – 3.0%
Calpine Corp., 4.5%, 2/15/2028 (n)	$3,148,000	$2,904,849
Calpine Corp., 5.125%, 3/15/2028 (n)	3,405,000	3,082,923
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	1,270,000	1,197,864
Clearway Energy Operating LLC, 3.75%, 2/15/2031 (n)	5,595,000	4,726,824
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	222,000	216,819
NextEra Energy, Inc., 4.25%, 9/15/2024 (n)	488,000	455,060
NextEra Energy, Inc., 4.5%, 9/15/2027 (n)	2,075,000	1,953,032
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	2,345,000	2,221,887
19

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
TerraForm Power Operating LLC, 5%, 1/31/2028 (n)	$3,995,000	$3,752,593
TerraForm Power Operating LLC, 4.75%, 1/15/2030 (n)	1,505,000	1,354,474
		$21,866,325
Total Bonds (Identified Cost, $765,119,243)		$698,593,872
Common Stocks – 0.3%
Cable TV – 0.1%
Intelsat Emergence S.A. (a)	35,312	$812,176
Construction – 0.0%
ICA Tenedora S.A. de C.V. (a)(u)	258,532	$233,400
Oil Services – 0.2%
LTRI Holdings LP (a)(u)	3,300	$1,105,632
Total Common Stocks (Identified Cost, $2,353,280)		$2,151,208
Contingent Value Rights – 0.0%
Cable TV – 0.0%
Intelsat Jackson Holdings S.A. - Series A, 12/05/2025 (a)	3,697	$21,258
Intelsat Jackson Holdings S.A. - Series B, 12/05/2025 (a)	3,697	13,864
Total Contingent Value Rights (Identified Cost, $0)		$35,122

	Strike Price	First Exercise
Warrants – 0.0%
Other Banks & Diversified Financials – 0.0%
Avation Capital S.A. (1 share for 1 warrant, Expiration 10/31/26) (a) (Identified Cost, $0)	GBP 1.14	3/16/21	42,350	$18,274

Investment Companies (h) – 2.2%
Money Market Funds – 2.2%
MFS Institutional Money Market Portfolio, 4.29% (v) (Identified Cost, $16,164,003)	16,163,708	$16,165,324

Other Assets, Less Liabilities – 1.3%		9,651,281
Net Assets – 100.0%		$726,615,081

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $16,165,324 and $700,798,476, respectively.
20

Portfolio of Investments – continued
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $590,487,813, representing 81.3% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
EUR	Euro
GBP	British Pound
Derivative Contracts at 1/31/23
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
GBP	197,752	USD	244,477	State Street Bank Corp.	4/21/2023	$(270)
USD	4,086,856	EUR	3,763,474	State Street Bank Corp.	4/21/2023	(24,304)
						$(24,574)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond	Long	USD	30	$3,896,250	March – 2023	$100,671
U.S. Treasury Ultra Bond	Long	USD	6	850,500	March – 2023	36,400
						$137,071
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	167	$19,124,109	March – 2023	$(243,408)
21

Portfolio of Investments – continued
At January 31, 2023, the fund had cash collateral of $218,400 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
22

Financial Statements
Statement of Assets and Liabilities
At 1/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $767,472,523)	$700,798,476
Investments in affiliated issuers, at value (identified cost, $16,164,003)	16,165,324
Cash	32,712
Deposits with brokers for
Futures contracts	218,400
Receivables for
Investments sold	1,127,354
Fund shares sold	929,419
Interest and dividends	10,822,241
Other assets	2,683
Total assets	$730,096,609
Liabilities
Payable to custodian	$32,044
Payables for
Forward foreign currency exchange contracts	24,574
Net daily variation margin on open futures contracts	36,891
Investments purchased	2,210,021
Fund shares reacquired	1,110,362
Payable to affiliates
Administrative services fee	94
Shareholder servicing costs	12
Accrued expenses and other liabilities	67,530
Total liabilities	$3,481,528
Net assets	$726,615,081
Net assets consist of
Paid-in capital	$875,791,634
Total distributable earnings (loss)	(149,176,553)
Net assets	$726,615,081
Shares of beneficial interest outstanding	90,226,348
Net asset value per share (net assets of $726,615,081 / 90,226,348 shares of beneficial interest outstanding)	$8.05
See Notes to Financial Statements
23

Financial Statements
Statement of Operations
Year ended 1/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$46,155,310
Dividends from affiliated issuers	260,507
Other	141,908
Dividends	44,861
Total investment income	$46,602,586
Expenses
Shareholder servicing costs	$40
Administrative services fee	17,500
Custodian fee	48,471
Shareholder communications	4,071
Audit and tax fees	47,847
Legal fees	4,443
Pricing service fees	8,381
Form N-CEN/N-PORT preparation fees	9,800
Miscellaneous	20,035
Total expenses	$160,588
Fees paid indirectly	(611)
Net expenses	$159,977
Net investment income (loss)	$46,442,609
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(36,483,467)
Affiliated issuers	(47)
Futures contracts	1,028,422
Forward foreign currency exchange contracts	(117,014)
Foreign currency	(2,501)
Net realized gain (loss)	$(35,574,607)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(55,269,591)
Affiliated issuers	1,267
Futures contracts	(92,910)
Forward foreign currency exchange contracts	(39,113)
Translation of assets and liabilities in foreign currencies	2,989
Net unrealized gain (loss)	$(55,397,358)
Net realized and unrealized gain (loss)	$(90,971,965)
Change in net assets from operations	$(44,529,356)
See Notes to Financial Statements
24

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	1/31/23	1/31/22
Change in net assets
From operations
Net investment income (loss)	$46,442,609	$55,880,477
Net realized gain (loss)	(35,574,607)	34,227,423
Net unrealized gain (loss)	(55,397,358)	(72,488,956)
Change in net assets from operations	$(44,529,356)	$17,618,944
Total distributions to shareholders	$(47,089,882)	$(60,026,693)
Change in net assets from fund share transactions	$(179,131,688)	$(188,544,337)
Total change in net assets	$(270,750,926)	$(230,952,086)
Net assets
At beginning of period	997,366,007	1,228,318,093
At end of period	$726,615,081	$997,366,007
See Notes to Financial Statements
25

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$8.88	$9.25	$9.33	$8.94	$9.31
Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	$0.47	$0.50	$0.51	$0.52
Net realized and unrealized gain (loss)	(0.82)	(0.34)	(0.06)(g)	0.39	(0.36)
Total from investment operations	$(0.35)	$0.13	$0.44	$0.90	$0.16
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.50)	$(0.52)	$(0.51)	$(0.53)
Net asset value, end of period (x)	$8.05	$8.88	$9.25	$9.33	$8.94
Total return (%) (s)(x)	(3.84)	1.39	5.02	10.29	1.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.02	0.02	0.02	0.02	0.02
Net investment income (loss)	5.77	5.09	5.58	5.51	5.77
Portfolio turnover	25	60	66	59	38
Net assets at end of period (000 omitted)	$726,615	$997,366	$1,228,318	$889,031	$788,437

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
26

Notes to Financial Statements
(1) Business and Organization
MFS High Yield Pooled Portfolio (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. This fund is available only to certain U.S. registered investment companies managed by MFS. MFS does not receive a management fee from this fund.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the
27

Notes to Financial Statements  - continued
“valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
28

Notes to Financial Statements  - continued
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$—	$—	$1,105,632	$1,105,632
Luxembourg	—	847,298	—	847,298
Mexico	—	—	233,400	233,400
United Kingdom	—	18,274	—	18,274
U.S. Corporate Bonds	—	595,898,832	—	595,898,832
Foreign Bonds	—	102,695,040	—	102,695,040
Mutual Funds	16,165,324	—	—	16,165,324
Total	$16,165,324	$699,459,444	$1,339,032	$716,963,800
Other Financial Instruments
Futures Contracts – Assets	$137,071	$—	$—	$137,071
Futures Contracts – Liabilities	(243,408)	—	—	(243,408)
Forward Foreign Currency Exchange Contracts – Liabilities	—	(24,574)	—	(24,574)
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 1/31/22	$1,168,929
Change in unrealized appreciation or depreciation	188,377
Transfers out of level 3	(18,274)
Balance as of 1/31/23	$1,339,032
The net change in unrealized appreciation or depreciation from investments held as level 3 at January 31, 2023 is $176,923. At January 31, 2023, the fund held two level 3 securities.
29

Notes to Financial Statements  - continued
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$137,071	$(243,408)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	—	(24,574)
Total		$137,071	$(267,982)
(a)	Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
30

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$1,028,422	$—
Foreign Exchange	—	(117,014)
Total	$1,028,422	$(117,014)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended January 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(92,910)	$—
Foreign Exchange	—	(39,113)
Total	$(92,910)	$(39,113)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or
31

Notes to Financial Statements  - continued
delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of
32

Notes to Financial Statements  - continued
foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2023, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
33

Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 1/31/23	Year ended 1/31/22
Ordinary income (including any short-term capital gains)	$47,089,882	$60,026,693
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 1/31/23
Cost of investments	$786,090,110
Gross appreciation	5,793,531
Gross depreciation	(75,050,752)
Net unrealized appreciation (depreciation)	$(69,257,221)
Undistributed ordinary income	3,909,051
Capital loss carryforwards	(79,955,813)
Other temporary differences	(3,872,570)
Total distributable earnings (loss)	$(149,176,553)
As of January 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(12,341,397)
Long-Term	(67,614,416)
Total	$(79,955,813)
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from MFS funds that invest in the fund.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended January 31, 2023, these costs amounted to $40.
34

Notes to Financial Statements  - continued
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended January 31, 2023 was equivalent to an annual effective rate of 0.0022% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation - The fund may pay compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC. The independent Trustees do not currently receive compensation from the fund.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4) Portfolio Securities
For the year ended January 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $199,984,773 and $372,383,932, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 1/31/23		Year ended 1/31/22
	Shares	Amount	Shares	Amount
Shares sold	4,236,645	$34,051,394	3,868,865	$35,660,117
Shares issued to shareholders in reinvestment of distributions	5,845,303	47,089,882	6,526,801	60,026,693
Shares reacquired	(32,206,489)	(260,272,964)	(30,844,235)	(284,231,147)
Net change	(22,124,541)	$(179,131,688)	(20,448,569)	$(188,544,337)
The fund is an MFS Pooled Portfolio, which is designed to be used by certain MFS funds to invest in a particular security type rather than invest in the security type directly. The fund is solely invested in by other MFS funds for the purpose of gaining exposure to high income debt instruments, rather than investing in high income debt instruments directly. The MFS funds do not invest in this fund for the purpose of exercising management or control. At the end of the period, the MFS Diversified Income Fund and the MFS Global High Yield Fund were the owners of record of approximately 83% and 17%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Income Portfolio was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
35

Notes to Financial Statements  - continued
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended January 31, 2023, the fund’s commitment fee and interest expense were $3,813 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$24,340,223	$194,376,429	$202,552,548	$(47)	$1,267	$16,165,324

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$260,507	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the
36

Notes to Financial Statements  - continued
transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the fund.
37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Yield Pooled Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS High Yield Pooled Portfolio (the “Fund”), including the portfolio of investments, as of January 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.
38

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 17, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
39

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of March 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
40

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
41

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
42

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
David Cole Michael Skatrud
43

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
44

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
45

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
46

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
January 31, 2023
MFS®  Global High Yield Fund
HYO-ANN

MFS® Global High Yield Fund

Contact information	back cover

Appendix A: MFS High Yield Pooled Portfolio Annual Report	Enclosed
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Markets — which rallied in late 2022 and early 2023 on signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end, and a rapid reopening of China’s economy — have recently run into turbulence. Inflation data suggest that price pressures will prove more persistent than expected, putting renewed upward pressure on interest rates. On a positive note, markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather that has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, investors are mindful that the lagged effects of ongoing monetary policy tightening have yet to fully work their way through the global economy.
Tighter global financial conditions represent a headwind for richly valued growth equities and interest rate–sensitive parts of the economy, such as housing. Over the near term, we feel companies will face a challenging earnings backdrop as they are forced to absorb higher input and labor costs while pricing power dwindles. As for fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance for investors’ portfolios.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
March 17, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure (i)
Top five industries (i)
Utilities - Electrical Power	6.6%
Cable TV	6.5%
Wireless Communications	4.9%
Medical & Health Technology & Services	4.7%
Gaming & Lodging	4.1%
Composition including fixed income credit quality (a)(i)
BBB	1.5%
BB	48.0%
B	34.7%
CCC	12.6%
Not Rated	(1.0)%
Non-Fixed Income	0.3%
Cash & Cash Equivalents	2.7%
Other	1.2%
Portfolio facts
Average Duration (d)	3.9
Average Effective Maturity (m)	5.6 yrs.
Issuer country weightings (i)(x)
United States	57.9%
United Kingdom	3.7%
Mexico	3.4%
Canada	3.0%
Brazil	2.8%
France	2.7%
Netherlands	2.4%
Spain	2.2%
Italy	2.1%
Other Countries	19.8%

2

Portfolio Composition - continued
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives), ETFs, and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages include the indirect exposure to the underlying holdings, including investments in money market funds and Other, of the MFS High Yield Pooled Portfolio and not the direct exposure from investing in the MFS High Yield Pooled Portfolio itself.
Cash & Cash Equivalents includes any direct exposure to cash, direct and indirect exposure to investments in money market funds, cash equivalents, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s direct cash position and other assets and liabilities.
Other includes the direct and indirect equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of January 31, 2023.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended January 31, 2023, Class A shares of the MFS Global High Yield Fund (fund) provided a total return of -4.59%, at net asset value. This compares with a return of -5.68% for the fund’s benchmark, the ICE BofA Global High Yield - Constrained Index (USD Hedged).
In addition to investing directly in portfolio securities, the fund also invests indirectly in portfolio securities through investment in the MFS High Yield Pooled Portfolio, a mutual fund also advised by MFS. The discussion below reflects both the fund’s direct and indirect investments.
Market Environment
During the reporting period, central banks had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the disruption to energy markets stemming from the war in Ukraine. Interest rates have risen substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Late in the period, China abruptly ended its Zero-COVID policy, helping unleash a substantial amount of pent-up demand in the world’s second-largest economy, sending ripple effects through the global economy. A shift in consumption patterns in the parts of the world that reopened earlier favored services over goods, straining already tight labor markets in many developed economies while reducing demand for manufactured goods, primarily from Asia. The combination of these factors has contributed to market volatility.
Policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band toward the end of the period, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (most notably semiconductors) may be moderating, the lifting of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may have peaked were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Relative to the ICE BofA Global High Yield – Constrained Index (USD Hedged), favorable security selection benefited the fund’s performance, particularly within the “BB”, “B” and “CCC” rated(r) credit quality segments. From a sector perspective,
4

Management Review - continued
bond selection within the other financial institutions, communications, consumer cyclicals and consumer non-cyclical sectors also supported relative returns. Additionally, the fund’s yield curve(y) positioning, most notably along the U.S. yield curve, was another positive factor for relative performance.
Top individual contributors for the reporting period included the fund’s overweight positions in real estate development companies, Dar Al Arkan Real Estate Development Co. and Peach Property Group(h) (other financial institutions), and in personal and business loans provider Muthoot Finance(h) (other financial institutions).
Detractors from Performance
The fund’s overweight allocation to non-rated issuers detracted from relative performance. From a sector perspective, an overweight allocation to the other financial institutions sector, and underweight allocation to the energy sector, held back relative results.
Top individual detractors for the reporting period included the fund’s overweight positions in healthcare service provider U.S. Renal Care(h) (consumer non-cyclicals) and automotive-related products manufacturer TI Automotive (consumer cyclicals).
Respectfully,
Portfolio Manager(s)
David Cole, Matt Ryan, and Michael Skatrud
Note to Shareholders: Effective April 30, 2024, Matt Ryan will no longer be a Portfolio Manager of the fund.
(h)	Security was not held in the portfolio at period end.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 1/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 1/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	7/01/98	(4.59)%	1.83%	3.16%
B	7/01/98	(5.28)%	1.07%	2.40%
C	7/01/98	(5.33)%	1.06%	2.39%
I	7/01/98	(4.34)%	2.08%	3.40%
R1	6/02/08	(5.30)%	1.03%	2.38%
R2	6/02/08	(4.79)%	1.58%	2.91%
R3	6/02/08	(4.51)%	1.95%	3.22%
R4	6/02/08	(4.46)%	2.06%	3.38%
R6	6/02/08	(4.27)%	2.18%	3.52%
Comparative benchmark(s)
ICE BofA Global High Yield - Constrained Index (USD Hedged) (f)	(5.68)%	2.43%	4.23%
Average annual with sales charge

A With Initial Sales Charge (4.25%)	(8.64)%	0.95%	2.71%
B With CDSC (Declining over six years from 4% to 0%) (v)	(8.79)%	0.75%	2.40%
C With CDSC (1% for 12 months) (v)	(6.20)%	1.06%	2.39%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
ICE BofA Global High Yield – Constrained Index(d) (USD Hedged) – tracks the performance of below investment grade corporate debt of issuers domiciled in countries having an investment grade foreign currency long-term debt rating (based on an average of Moody’s, S&P and Fitch). The Index is weighted by outstanding issuance, but constrained such that the percentage of any one issuer may not represent more than 2% of the Index.
It is not possible to invest directly in an index.
(d)	Source ICE Data Indices, LLC (“ICE Data”), is used with permission. ICE Data, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third party suppliers shall be subject to any damages or liability with respect the adequacy, accuracy, timeliness or
7

Performance Summary  - continued
completeness of the indices or the index data or any component thereof, and the indices and the index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third party suppliers do not sponsor, endorse or recommend MFS, or any of its products or services.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
August 1, 2022 through January 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the MFS High Yield Pooled Portfolio, an underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2022 through January 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/22	Ending Account Value 1/31/23	Expenses Paid During Period (p) 8/01/22-1/31/23
A	Actual	1.05%	$1,000.00	$1,029.13	$5.37
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
B	Actual	1.80%	$1,000.00	$1,025.34	$9.19
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
C	Actual	1.80%	$1,000.00	$1,025.22	$9.19
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
I	Actual	0.80%	$1,000.00	$1,030.43	$4.09
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R1	Actual	1.80%	$1,000.00	$1,025.28	$9.19
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
R2	Actual	1.30%	$1,000.00	$1,028.01	$6.65
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61
R3	Actual	1.05%	$1,000.00	$1,029.41	$5.37
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
R4	Actual	0.80%	$1,000.00	$1,030.56	$4.09
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R6	Actual	0.71%	$1,000.00	$1,030.82	$3.63
	Hypothetical (h)	0.71%	$1,000.00	$1,021.63	$3.62
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.
10

Portfolio of Investments
1/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 34.3%
Automotive – 1.0%
RAC Bond Co. PLC, 5.25%, 11/04/2027 (n)	GBP	699,000	$703,320
Renk GmbH (Frankfurt), 5.75%, 7/15/2025 (n)	EUR	465,000	492,755
TI Automotive Finance PLC, 3.75%, 4/15/2029 (n)		815,000	682,241
			$1,878,316
Basic Industry – 0.2%
Peoplecert Wisdom Issuer PLC, 5.75%, 9/15/2026 (n)	EUR	435,000	$442,171
Broadcasting – 0.7%
Banijay Group S.A.S., 6.5%, 3/01/2026	EUR	475,000	$498,477
Summer (BC) Holdco S.à r.l., “A”, 9.25%, 10/31/2027		292,842	258,240
WMG Acquisition Corp., 2.25%, 8/31/2031 (n)		610,000	517,435
			$1,274,152
Building – 0.3%
Standard Industries, Inc., 2.25%, 11/21/2026 (n)	EUR	530,000	$497,914
Business Services – 0.8%
Nexi S.p.A., 2.125%, 4/30/2029	EUR	950,000	$823,206
StoneCo Ltd., 3.95%, 6/16/2028 (n)		$1,029,000	780,496
			$1,603,702
Cable TV – 1.2%
Summer BidCo B.V., 9%, 11/15/2025	EUR	657,493	$535,300
United Group B.V., 3.125%, 2/15/2026		220,000	205,498
Virgin Media Finance PLC, 3.75%, 7/15/2030		470,000	410,201
Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/2028	GBP	370,000	381,459
Ziggo B.V., 2.875%, 1/15/2030 (n)	EUR	760,000	675,446
			$2,207,904
Chemicals – 1.2%
Herens Midco S.à r.l., 5.25%, 5/15/2029 (n)	EUR	275,000	$202,923
Herens Midco S.à r.l., 5.25%, 5/15/2029		100,000	73,790
HT Troplast GmbH, 9.25%, 7/15/2025		445,000	466,850
Sasol Financing (USA) LLC, 5.5%, 3/18/2031		$940,000	820,150
SCIL IV LLC/SCIL USA Holdings LLC, 4.375%, 11/01/2026 (n)	EUR	715,000	689,826
			$2,253,539
11

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Conglomerates – 0.7%
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)		$1,005,000	$952,901
Industria Macchine Automatiche S.p.A., 3.75%, 1/15/2028	EUR	465,000	442,334
			$1,395,235
Consumer Products – 0.2%
Natura & Co. Luxembourg Holdings S.à r.l., 6%, 4/19/2029 (n)		$510,000	$450,101
Consumer Services – 0.3%
Verisure Midholding AB, 5.25%, 2/15/2029	EUR	610,000	$547,478
Containers – 1.7%
ARD Finance S.A., 5%, (5% cash or 5.75% PIK) 6/30/2027 (n)(p)	EUR	235,000	$168,613
ARD Finance S.A., 5%, (5% cash or 5.75% PIK) 6/30/2027 (p)		100,000	82,095
Ardagh Metal Packaging Finance USA LLC, 3%, 9/01/2029 (n)		180,000	151,945
Ardagh Metal Packaging Finance USA LLC, 3%, 9/01/2029		300,000	253,242
Can-Pack S.A./Eastern PA Land Investment Holding LLC, 3.875%, 11/15/2029 (n)		$834,000	692,545
Huhtamaki Oyj, 4.25%, 6/09/2027	EUR	600,000	639,590
San Miguel Industrias PET S.A., 3.5%, 8/02/2028 (n)		$840,000	722,711
Titan Holdings II B.V., 5.125%, 7/15/2029 (n)	EUR	635,000	559,176
			$3,269,917
Electronics – 0.4%
Infineon Technologies AG, 3.625% to 4/1/2028, FLR (EUR Swap Rate - 5yr. + 3.996%) to 4/1/2033, FLR (EUR Swap Rate - 5yr. + 4.246%) to 4/01/2048, FLR (EUR Swap Rate - 5yr. + 4.99%) to 12/31/2049	EUR	700,000	$699,656
Emerging Market Quasi-Sovereign – 2.5%
Bulgarian Energy Holding EAD, 2.45%, 7/22/2028	EUR	870,000	$770,995
Eskom Holdings SOC Ltd. (Republic of South Africa), 7.125%, 2/11/2025		$655,000	627,228
Petroleos Mexicanos, 6.5%, 3/13/2027		445,000	420,075
Petroleos Mexicanos, 6.84%, 1/23/2030		450,000	391,510
Petroleos Mexicanos, 10%, 2/07/2033 (n)(w)		560,000	547,120
Petroleos Mexicanos, 6.5%, 6/02/2041		1,335,000	961,734
Petroleos Mexicanos, 7.69%, 1/23/2050		740,000	552,485
T.C. Ziraat Bankasi A.S. (Republic of Turkey), 9.5%, 8/01/2026 (n)(w)		461,000	455,689
			$4,726,836
Energy - Independent – 0.8%
Energean PLC, 6.5%, 4/30/2027 (n)		$581,000	$543,700
Kosmos Energy Ltd., 7.125%, 4/04/2026		440,000	397,865
Leviathan Bond Ltd., 6.5%, 6/30/2027 (n)		617,000	606,974
			$1,548,539
12

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Financial Institutions – 0.9%
Atrium European Real Estate Ltd., 3.625% to 11/4/2026, FLR (EUR Swap Rate - 5yr. + 3.625%) to 11/04/2031, FLR (EUR Swap Rate - 5yr. + 4.625%) to 5/04/2170	EUR	625,000	$251,403
Encore Capital Group, Inc., 5.375%, 2/15/2026 (n)	GBP	635,000	708,488
Encore Capital Group, Inc., 4.25%, 6/01/2028 (n)		390,000	377,197
Samhallsbyggnadsbolaget i Norden AB, 2.875% to 1/30/2027, FLR (EUR Swap Rate - 5yr. + 3.223%) to 1/30/32, FLR (EUR Swap Rate - 5yr. + 3.473%) to 1/30/47, FLR (EUR Swap Rate - 5yr. + 4.473%) to 1/30/2171	EUR	805,000	333,872
			$1,670,960
Food & Beverages – 1.3%
Aragvi Finance International DAC, 8.45%, 4/29/2026 (n)		$400,000	$298,848
Central America Bottling Co., 5.25%, 4/27/2029 (n)		716,000	687,568
Coca-Cola Icecek A.S., 4.5%, 1/20/2029 (n)		920,000	803,454
Premier Foods Finance PLC, 3.5%, 10/15/2026	GBP	710,000	783,292
			$2,573,162
Gaming & Lodging – 0.9%
Allwyn International, 3.875%, 2/15/2027 (n)	EUR	665,000	$673,974
Lottomatica S.p.A., 6.25%, 7/15/2025		376,000	404,681
NH Hotel Group S.A., 4%, 7/02/2026 (n)		415,000	422,807
NH Hotel Group S.A., 4%, 7/02/2026		175,000	178,292
			$1,679,754
Industrial – 0.4%
Arabian Centres Sukuk II Ltd., 5.625%, 10/07/2026 (n)		$738,000	$700,657
International Market Quasi-Sovereign – 0.4%
Electricite de France S.A., 3.375% to 9/15/2030, FLR (EUR Swap Rate - 5yr. + 3.97%) to 9/15/50, FLR (EUR Swap Rate - 5yr. + 4.72%) to 9/15/2071	EUR	800,000	$687,079
Machinery & Tools – 0.3%
Sarens Finance Co. N.V., 5.75%, 2/21/2027	EUR	555,000	$493,304
Major Banks – 0.3%
UniCredit S.p.A., 3.875% to 6/03/2027, FLR (EUR ICE Swap Rate - 5yr. + 4.081%) to 6/03/2070	EUR	645,000	$551,566
Medical & Health Technology & Services – 0.4%
Chrome Holdco S.A.S., 5%, 5/31/2029 (n)	EUR	465,000	$390,897
Chrome Holdco S.A.S., 5%, 5/31/2029		100,000	84,064
Laboratoire Eimer Selas, 5%, 2/01/2029		475,000	396,251
			$871,212
13

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Metals & Mining – 0.6%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)		$140,000	$135,956
Ero Copper Corp., 6.5%, 2/15/2030 (n)		193,000	164,371
Novelis Sheet Ingot GmbH, 3.375%, 4/15/2029 (n)	EUR	460,000	434,497
Petra Diamonds US$ Treasury PLC, 10.5% (10.5% PIK/9.75% Cash to 6/30/2023), 9.75% Cash to 3/08/2026 (n)(p)		$352,672	342,092
			$1,076,916
Midstream – 0.3%
Peru LNG, 5.375%, 3/22/2030		$645,000	$534,860
Network & Telecom – 1.3%
DKT Finance ApS, 7%, 6/17/2023	EUR	560,000	$608,585
Iliad Holding S.A.S., 5.625%, 10/15/2028 (n)		580,000	586,409
Kaixo Bondco Telecom S.A., 5.125%, 9/30/2029 (n)		835,000	782,225
Total Play Telecomunicaciones S.A. de C.V., 6.375%, 9/20/2028 (n)		$695,000	588,241
			$2,565,460
Oil Services – 0.2%
MV24 Capital B.V., 6.748%, 6/01/2034 (n)		$471,075	$449,406
Oils – 0.3%
MC Brazil Downstream Trading S.à r.l., 7.25%, 6/30/2031 (n)		$736,284	$642,250
Other Banks & Diversified Financials – 1.1%
Banco GNB Sudameris S.A., 7.5% to 4/16/2026, FLR (CMT - 5yr. + 6.66%) to 4/16/2031		$755,000	$590,282
doValue S.p.A., 3.375%, 7/31/2026 (n)	EUR	955,000	953,561
Intesa Sanpaolo S.p.A., 4.125% to 2/27/2030, FLR (EUR Swap Rate - 5yr. + 4.274%) to 2/27/2070		645,000	540,810
			$2,084,653
Pharmaceuticals – 0.5%
Organon Finance 1 LLC, 2.875%, 4/30/2028 (n)	EUR	235,000	$222,600
Teva Pharmaceutical Finance Netherlands III B.V., 4.75%, 5/09/2027		$825,000	766,219
			$988,819
Restaurants – 0.2%
MIDCO GB, 7.75%, 11/01/2027 (n)	EUR	465,000	$454,972
Retailers – 1.6%
BK LC Lux Finco 1 S.à r.l., 5.25%, 4/30/2029	EUR	575,000	$548,660
Goldstory S.A.S., 5.375%, 3/01/2026 (n)		450,000	454,972
Grupo Axo S.A.P.I. de C.V., 5.75%, 6/08/2026 (n)		$844,000	745,743
Marks & Spencer PLC, 4.5%, 7/10/2027	GBP	625,000	704,831
14

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Retailers – continued
Mobilux Finance S.A.S., 4.25%, 7/15/2028 (n)	EUR	700,000	$595,487
			$3,049,693
Specialty Chemicals – 0.4%
Braskem Idesa S.A.P.I., 6.99%, 2/20/2032		$445,000	$329,567
CTEC II GmbH, 5.25%, 2/15/2030 (n)	EUR	453,000	405,803
CTEC II GmbH, 5.25%, 2/15/2030		100,000	89,581
			$824,951
Specialty Stores – 0.3%
Dufry One B.V., 3.375%, 4/15/2028	EUR	666,000	$626,296
Telecommunications - Wireless – 3.4%
Altice France Holding S.A., 4%, 2/15/2028	EUR	100,000	$73,165
Altice France S.A., 4%, 2/15/2028 (n)		380,000	278,028
Cellnex Finance Co. S.A., 1.5%, 6/08/2028		800,000	748,121
Cellnex Finance Co. S.A., 2%, 2/15/2033		700,000	593,127
Millicom International Cellular S.A., 5.125%, 1/15/2028 (n)		$797,400	710,013
PLT VII Finance S.à r.l., 4.625%, 1/05/2026	EUR	655,000	678,160
PPF Telecom Group B.V., 2.125%, 1/31/2025		270,000	277,753
PPF Telecom Group B.V., 3.25%, 9/29/2027		935,000	930,035
Turkcell Iletisim Hizmetleri A.S., 5.8%, 4/11/2028		$465,000	404,550
Vodafone Group PLC, 3% to 8/27/2030, FLR (EUR Swap Rate - 5yr. + 3.477%) to 8/27/2050, FLR (EUR Swap Rate - 5yr. + 4.227%) to 8/27/2080	EUR	1,155,000	1,031,209
WP/AP Telecom Holdings III B.V., 5.5%, 1/15/2030 (n)		730,000	663,125
			$6,387,286
Transportation – 0.2%
Hidrovias International Finance S.à r.l., 4.95%, 2/08/2031		$440,000	$337,801
Transportation - Services – 1.5%
Arena Luxembourg Finance S.à r.l., 1.875%, 2/01/2028 (n)	EUR	1,280,000	$1,149,283
Delhi International Airport Ltd. (Cliffton Ltd.), 6.25%, 10/25/2025 (n)		$663,000	629,850
Q-Park Holding I B.V., 1.5%, 3/01/2025 (n)	EUR	915,000	923,618
Q-Park Operations Holding B.V., 1.5%, 3/01/2025		100,000	100,942
			$2,803,693
Utilities - Electric Power – 4.6%
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024 (n)		$761,000	$710,554
AES Gener S.A., 7.125% to 7/06/2024, FLR (Swap Rate - 5yr. + 4.644%) to 7/06/2029, FLR (Swap Rate - 5yr. + 4.894%) to 7/06/2044, FLR (Swap Rate - 5yr. + 5.644%) to 3/26/2079		395,000	382,459
Azure Power Energy Ltd., 3.575%, 8/19/2026 (n)		507,122	382,725
15

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
Azure Power Solar Energy Private Ltd., 5.65%, 12/24/2024 (n)		$302,000	$256,060
ContourGlobal Power Holdings S.A., 2.75%, 1/01/2026 (n)	EUR	640,000	635,835
Electricidad Firme de Mexico, 4.9%, 11/20/2026 (n)		$752,000	676,016
Empresa Generadora de Electricidad Haina S.A., 5.625%, 11/08/2028 (n)		570,000	514,750
Greenko Dutch B.V. (Republic of India), 3.85%, 3/29/2026 (n)		705,745	630,273
Investment Energy Resources Ltd., 6.25%, 4/26/2029 (n)		718,000	685,378
Mercury Chile Holdco LLC, 6.5%, 1/24/2027 (n)		687,000	660,035
Public Power Corp. S.A., 3.875%, 3/30/2026	EUR	925,000	950,180
ReNew Wind Energy AP2/ReNew Power Private Ltd., 4.5%, 7/14/2028 (n)		$729,000	627,189
SCC Power PLC, 8% (8% cash/4% cash and 4% PIK) to 6/15/2024, 8% cash to 12/31/2028 (n)(p)		804,129	246,787
SCC Power PLC, 4% (4% cash or 4% PIK) to 6/15/2024, 4% cash to 5/17/2032 (n)(p)		435,570	17,858
Termocandelaria Power Ltd., 7.875%, 1/30/2029		170,000	160,225
TermoCandelaria Power Ltd., 7.875%, 1/30/2029 (n)		405,238	381,937
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)		836,000	792,110
			$8,710,371
Utilities - Gas – 0.4%
EP Infrastructure A.S., 2.045%, 10/09/2028	EUR	346,000	$281,146
EP Infrastructure A.S., 1.816%, 3/02/2031		670,000	493,083
			$774,229
Utilities - Water – 0.5%
Aegea Finance S.à r.l., 6.75%, 5/20/2029 (n)		$936,000	$930,571
Total Bonds (Identified Cost, $76,137,342)			$65,265,381
Common Stocks – 0.1%
Construction – 0.1%
ICA Tenedora S.A. de C.V. (a)(u) (Identified Cost, $0)		253,322	$228,697
Investment Companies (h) – 65.5%
Bond Funds – 63.8%
MFS High Yield Pooled Portfolio (v)(y)		15,061,792	$121,247,426
Money Market Funds – 1.7%
MFS Institutional Money Market Portfolio, 4.29% (v)		3,151,213	$3,151,528
Total Investment Companies (Identified Cost, $140,151,282)			$124,398,954

Other Assets, Less Liabilities – 0.1%			210,326
Net Assets – 100.0%			$190,103,358
16

Portfolio of Investments – continued
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $124,398,954 and $65,494,078, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $37,060,472, representing 19.5% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
(y)	The annual report for MFS High Yield Pooled Portfolio as of January 31, 2023 has been included as Appendix A.

The following abbreviations are used in this report and are defined:
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
ICE	Intercontinental Exchange
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
EUR	Euro
GBP	British Pound
Derivative Contracts at 1/31/23
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	3,764,633	GBP	3,028,916	Morgan Stanley Capital Services, Inc.	4/21/2023	$24,168
Liability Derivatives
GBP	155,310	USD	193,030	HSBC Bank	4/21/2023	$(1,234)
USD	150,366	EUR	137,861	HSBC Bank	4/21/2023	(231)
USD	33,158,788	EUR	30,535,204	State Street Bank Corp.	4/21/2023	(197,393)
USD	390,541	EUR	359,077	UBS AG	4/21/2023	(1,709)
						$(200,567)
See Notes to Financial Statements
17

Financial Statements
Statement of Assets and Liabilities
At 1/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $76,137,342)	$65,494,078
Investments in affiliated issuers, at value (identified cost, $140,151,282)	124,398,954
Cash	48,270
Receivables for
Forward foreign currency exchange contracts	24,168
Investments sold	154,252
Fund shares sold	1,716,421
Interest and dividends	940,053
Receivable from investment adviser	7,220
Other assets	925
Total assets	$192,784,341
Liabilities
Payables for
Distributions	$30,425
Forward foreign currency exchange contracts	200,567
Investments purchased	919,799
Fund shares reacquired	351,923
When-issued investments purchased	1,004,769
Payable to affiliates
Administrative services fee	210
Shareholder servicing costs	67,808
Distribution and service fees	1,873
Payable for independent Trustees' compensation	73
Accrued expenses and other liabilities	103,536
Total liabilities	$2,680,983
Net assets	$190,103,358
Net assets consist of
Paid-in capital	$280,493,024
Total distributable earnings (loss)	(90,389,666)
Net assets	$190,103,358
Shares of beneficial interest outstanding	36,491,699
18

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$108,712,086	20,866,888	$5.21
Class B	923,638	176,912	5.22
Class C	5,314,003	1,021,406	5.20
Class I	49,233,066	9,452,335	5.21
Class R1	67,930	13,042	5.21
Class R2	427,353	81,925	5.22
Class R3	2,327,506	444,485	5.24
Class R4	6,804,245	1,300,293	5.23
Class R6	16,293,531	3,134,413	5.20

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $5.44 [100 / 95.75 x $5.21]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
19

Financial Statements
Statement of Operations
Year ended 1/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends from affiliated issuers	$8,213,307
Interest	4,389,040
Other	91,892
Foreign taxes withheld	(4,703)
Total investment income	$12,689,536
Expenses
Management fee	$1,444,970
Distribution and service fees	371,434
Shareholder servicing costs	280,673
Administrative services fee	44,348
Independent Trustees' compensation	5,720
Custodian fee	27,908
Shareholder communications	19,879
Audit and tax fees	94,344
Legal fees	907
Registration fees	132,193
Miscellaneous	35,798
Total expenses	$2,458,174
Fees paid indirectly	(1,689)
Reduction of expenses by investment adviser and distributor	(326,806)
Net expenses	$2,129,679
Net investment income (loss)	$10,559,857
20

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(8,231,442)
Affiliated issuers	(10,339,581)
Forward foreign currency exchange contracts	3,902,420
Foreign currency	(108,807)
Net realized gain (loss)	$(14,777,410)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(4,883,500)
Affiliated issuers	(5,911,722)
Forward foreign currency exchange contracts	(786,505)
Translation of assets and liabilities in foreign currencies	35,480
Net unrealized gain (loss)	$(11,546,247)
Net realized and unrealized gain (loss)	$(26,323,657)
Change in net assets from operations	$(15,763,800)
See Notes to Financial Statements
21

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	1/31/23	1/31/22
Change in net assets
From operations
Net investment income (loss)	$10,559,857	$12,682,800
Net realized gain (loss)	(14,777,410)	910,697
Net unrealized gain (loss)	(11,546,247)	(12,122,101)
Change in net assets from operations	$(15,763,800)	$1,471,396
Total distributions to shareholders	$(17,296,566)	$(15,713,464)
Change in net assets from fund share transactions	$(45,953,868)	$(16,843,338)
Total change in net assets	$(79,014,234)	$(31,085,406)
Net assets
At beginning of period	269,117,592	300,202,998
At end of period	$190,103,358	$269,117,592
See Notes to Financial Statements
22

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$5.94	$6.24	$6.28	$6.00	$6.25
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.26	$0.27	$0.28	$0.28
Net realized and unrealized gain (loss)	(0.54)	(0.24)	(0.04)	0.28	(0.25)
Total from investment operations	$(0.29)	$0.02	$0.23	$0.56	$0.03
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.32)	$(0.27)	$(0.28)	$(0.28)
Net asset value, end of period (x)	$5.21	$5.94	$6.24	$6.28	$6.00
Total return (%) (r)(s)(t)(x)	(4.59)	0.31	3.86	9.59	0.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.20	1.16	1.17	1.15	1.14
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.05	1.05
Net investment income (loss)	4.68	4.16	4.47	4.50	4.70
Portfolio turnover	14	38	22	26	13
Net assets at end of period (000 omitted)	$108,712	$133,193	$182,411	$203,428	$191,590
See Notes to Financial Statements
23

Financial Highlights – continued
Class B	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$5.95	$6.25	$6.29	$6.01	$6.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.21	$0.22	$0.23	$0.24
Net realized and unrealized gain (loss)	(0.54)	(0.23)	(0.04)	0.29	(0.26)
Total from investment operations	$(0.33)	$(0.02)	$0.18	$0.52	$(0.02)
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.28)	$(0.22)	$(0.24)	$(0.23)
Net asset value, end of period (x)	$5.22	$5.95	$6.25	$6.29	$6.01
Total return (%) (r)(s)(t)(x)	(5.28)	(0.44)	3.09	8.77	(0.25)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.95	1.91	1.92	1.90	1.90
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income (loss)	3.89	3.42	3.74	3.78	3.94
Portfolio turnover	14	38	22	26	13
Net assets at end of period (000 omitted)	$924	$1,831	$3,032	$5,741	$7,941

Class C	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$5.93	$6.23	$6.28	$5.99	$6.24
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.21	$0.22	$0.23	$0.24
Net realized and unrealized gain (loss)	(0.54)	(0.23)	(0.05)	0.30	(0.26)
Total from investment operations	$(0.33)	$(0.02)	$0.17	$0.53	$(0.02)
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.28)	$(0.22)	$(0.24)	$(0.23)
Net asset value, end of period (x)	$5.20	$5.93	$6.23	$6.28	$5.99
Total return (%) (r)(s)(t)(x)	(5.33)	(0.45)	2.92	8.96	(0.26)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.95	1.91	1.92	1.90	1.90
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income (loss)	3.92	3.42	3.74	3.79	3.93
Portfolio turnover	14	38	22	26	13
Net assets at end of period (000 omitted)	$5,314	$7,408	$8,855	$21,084	$29,122
See Notes to Financial Statements
24

Financial Highlights – continued
Class I	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$5.94	$6.24	$6.28	$6.00	$6.25
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.27	$0.28	$0.29	$0.30
Net realized and unrealized gain (loss)	(0.53)	(0.23)	(0.04)	0.29	(0.26)
Total from investment operations	$(0.27)	$0.04	$0.24	$0.58	$0.04
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.34)	$(0.28)	$(0.30)	$(0.29)
Net asset value, end of period (x)	$5.21	$5.94	$6.24	$6.28	$6.00
Total return (%) (r)(s)(t)(x)	(4.34)	0.56	4.12	9.86	0.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.95	0.91	0.91	0.90	0.89
Expenses after expense reductions (f)(h)	0.80	0.80	0.80	0.80	0.80
Net investment income (loss)	4.87	4.42	4.69	4.75	4.93
Portfolio turnover	14	38	22	26	13
Net assets at end of period (000 omitted)	$49,233	$96,925	$73,648	$65,250	$63,671

Class R1	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$5.94	$6.24	$6.28	$6.00	$6.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.21	$0.22	$0.23	$0.24
Net realized and unrealized gain (loss)	(0.54)	(0.23)	(0.04)	0.29	(0.27)
Total from investment operations	$(0.33)	$(0.02)	$0.18	$0.52	$(0.03)
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.28)	$(0.22)	$(0.24)	$(0.23)
Net asset value, end of period (x)	$5.21	$5.94	$6.24	$6.28	$6.00
Total return (%) (r)(s)(t)(x)	(5.30)	(0.45)	3.09	8.78	(0.42)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.94	1.91	1.92	1.90	1.90
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.80	1.80
Net investment income (loss)	3.95	3.42	3.72	3.75	3.95
Portfolio turnover	14	38	22	26	13
Net assets at end of period (000 omitted)	$68	$68	$70	$67	$61
See Notes to Financial Statements
25

Financial Highlights – continued
Class R2	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$5.95	$6.25	$6.29	$6.01	$6.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.24	$0.25	$0.26	$0.27
Net realized and unrealized gain (loss)	(0.54)	(0.23)	(0.04)	0.29	(0.26)
Total from investment operations	$(0.30)	$0.01	$0.21	$0.55	$0.01
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.31)	$(0.25)	$(0.27)	$(0.26)
Net asset value, end of period (x)	$5.22	$5.95	$6.25	$6.29	$6.01
Total return (%) (r)(s)(t)(x)	(4.79)	0.06	3.60	9.31	0.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.45	1.41	1.41	1.40	1.39
Expenses after expense reductions (f)(h)	1.30	1.30	1.30	1.30	1.29
Net investment income (loss)	4.44	3.92	4.17	4.26	4.46
Portfolio turnover	14	38	22	26	13
Net assets at end of period (000 omitted)	$427	$443	$519	$308	$297

Class R3	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$5.97	$6.28	$6.32	$6.00	$6.25
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.26	$0.27	$0.29	$0.28
Net realized and unrealized gain (loss)	(0.53)	(0.24)	(0.04)	0.32	(0.25)
Total from investment operations	$(0.28)	$0.02	$0.23	$0.61	$0.03
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.33)	$(0.27)	$(0.29)	$(0.28)
Net asset value, end of period (x)	$5.24	$5.97	$6.28	$6.32	$6.00
Total return (%) (r)(s)(t)(x)	(4.51)	0.17	3.87	10.28	0.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.20	1.16	1.17	1.15	1.14
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.05	1.05
Net investment income (loss)	4.70	4.18	4.47	4.62	4.70
Portfolio turnover	14	38	22	26	13
Net assets at end of period (000 omitted)	$2,328	$2,567	$2,286	$2,347	$10,444
See Notes to Financial Statements
26

Financial Highlights – continued
Class R4	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$5.97	$6.27	$6.31	$6.03	$6.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.28	$0.28	$0.30	$0.30
Net realized and unrealized gain (loss)	(0.55)	(0.24)	(0.04)	0.28	(0.26)
Total from investment operations	$(0.28)	$0.04	$0.24	$0.58	$0.04
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.34)	$(0.28)	$(0.30)	$(0.29)
Net asset value, end of period (x)	$5.23	$5.97	$6.27	$6.31	$6.03
Total return (%) (r)(s)(t)(x)	(4.46)	0.58	4.13	9.83	0.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.94	0.91	0.92	0.90	0.89
Expenses after expense reductions (f)(h)	0.80	0.80	0.80	0.80	0.80
Net investment income (loss)	4.98	4.42	4.72	4.76	4.94
Portfolio turnover	14	38	22	26	13
Net assets at end of period (000 omitted)	$6,804	$6,316	$6,406	$6,689	$6,885

Class R6	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$5.93	$6.23	$6.27	$5.99	$6.24
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.28	$0.29	$0.30	$0.30
Net realized and unrealized gain (loss)	(0.54)	(0.23)	(0.04)	0.29	(0.25)
Total from investment operations	$(0.27)	$0.05	$0.25	$0.59	$0.05
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.35)	$(0.29)	$(0.31)	$(0.30)
Net asset value, end of period (x)	$5.20	$5.93	$6.23	$6.27	$5.99
Total return (%) (r)(s)(t)(x)	(4.27)	0.65	4.23	9.98	0.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.85	0.81	0.81	0.80	0.79
Expenses after expense reductions (f)(h)	0.70	0.70	0.70	0.70	0.70
Net investment income (loss)	5.03	4.53	4.81	4.84	5.04
Portfolio turnover	14	38	22	26	13
Net assets at end of period (000 omitted)	$16,294	$20,365	$22,976	$21,846	$19,019

See Notes to Financial Statements
27

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
28

Notes to Financial Statements
(1) Business and Organization
MFS Global High Yield Fund (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. As of January 31, 2023, 63.8% of the fund’s net assets was invested in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The current shareholder report for the High Yield Pooled Portfolio as of January 31, 2023 has been included as Appendix A, and should be read in conjunction with the fund's financial statements. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to
29

Notes to Financial Statements  - continued
setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — The investments of the fund and the High Yield Pooled Portfolio are valued as described below.
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as
30

Notes to Financial Statements  - continued
foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Mexico	$—	$—	$228,697	$228,697
Non - U.S. Sovereign Debt	—	5,413,915	—	5,413,915
U.S. Corporate Bonds	—	3,853,144	—	3,853,144
Foreign Bonds	—	55,998,322	—	55,998,322
Mutual Funds	124,398,954	—	—	124,398,954
Total	$124,398,954	$65,265,381	$228,697	$189,893,032
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$24,168	$—	$24,168
Forward Foreign Currency Exchange Contracts – Liabilities	—	(200,567)	—	(200,567)
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio's shareholder report for further information regarding the levels used in valuing its assets and liabilities.
31

Notes to Financial Statements  - continued
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 1/31/22	$208,768
Change in unrealized appreciation or depreciation	19,929
Balance as of 1/31/23	$228,697
The net change in unrealized appreciation or depreciation from investments held as level 3 at January 31, 2023 is $19,929. At January 31, 2023, the fund held one level 3 security.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
32

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$24,168	$(200,567)
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2023 as reported in the Statement of Operations:
Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$3,902,420
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended January 31, 2023 as reported in the Statement of Operations:
Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(786,505)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded
33

Notes to Financial Statements  - continued
under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit
34

Notes to Financial Statements  - continued
risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Distributions of income and capital gains from the High Yield Pooled Portfolio are recorded on the ex-dividend date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The MFS Global High Yield Fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased in the Statement of Assets and
35

Notes to Financial Statements  - continued
Liabilities. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2023, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 1/31/23	Year ended 1/31/22
Ordinary income (including any short-term capital gains)	$17,296,566	$15,713,464
36

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 1/31/23
Cost of investments	$228,296,313
Gross appreciation	1,587,850
Gross depreciation	(40,167,530)
Net unrealized appreciation (depreciation)	$(38,579,680)
Capital loss carryforwards	(50,361,062)
Late year ordinary loss deferral	(594,053)
Other temporary differences	(854,871)
Total distributable earnings (loss)	$(90,389,666)
As of January 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(4,672,774)
Long-Term	(45,688,288)
Total	$(50,361,062)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 1/31/23	Year ended 1/31/22
Class A	$9,260,281	$8,376,919
Class B	91,110	101,337
Class C	434,406	359,031
Class I	5,285,914	5,165,871
Class R1	4,928	3,185
Class R2	33,320	24,610
Class R3	178,558	130,568
Class R4	541,415	352,580
Class R6	1,466,634	1,199,363
Total	$17,296,566	$15,713,464
37

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1.5 billion	0.65%
In excess of $1.5 billion and up to $2.5 billion	0.60%
In excess of $2.5 billion	0.55%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until May 31, 2024. For the year ended January 31, 2023, this management fee reduction amounted to $30,822, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2023 was equivalent to an annual effective rate of 0.64% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
1.05%	1.80%	1.80%	0.80%	1.80%	1.30%	1.05%	0.80%	0.73%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2024. For the year ended January 31, 2023, this reduction amounted to $295,946, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $744 for the year ended January 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
38

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 288,034
Class B	0.75%	0.25%	1.00%	1.00%	13,971
Class C	0.75%	0.25%	1.00%	1.00%	61,275
Class R1	0.75%	0.25%	1.00%	1.00%	646
Class R2	0.25%	0.25%	0.50%	0.50%	2,071
Class R3	—	0.25%	0.25%	0.25%	5,437
Total Distribution and Service Fees					$371,434
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended January 31, 2023, this rebate amounted to $37 and $1, for Class A and Class B shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2023, were as follows:
Amount
Class A	$3,375
Class B	1,060
Class C	101
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended January 31, 2023, the fee was $51,055, which equated to 0.0230% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended January 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $229,618.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these
39

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2023 was equivalent to an annual effective rate of 0.0200% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund invests in the MFS High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS and does not pay distribution and/or service fees to MFD, but does incur investment and operating costs. The fund invests in MFS High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly (see Appendix A). Income earned on this investment is included in “Dividends from affiliated issuers” in the Statement of Operations.
At January 31, 2023, MFS held approximately 89% of the outstanding shares of Class R1.
(4) Portfolio Securities
For the year ended January 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $29,872,722 and $88,874,026, respectively.
40

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 1/31/23		Year ended 1/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,580,063	$19,470,073	3,464,556	$21,572,803
Class B	1,755	10,371	7,482	45,873
Class C	73,777	399,216	146,805	914,045
Class I	2,992,830	16,083,675	12,064,096	75,652,026
Class R1	578	3,056	468	2,923
Class R2	12,003	65,754	11,835	73,366
Class R3	110,236	588,744	113,303	707,062
Class R4	723,151	3,818,548	169,088	1,055,204
Class R6	344,686	1,867,076	615,739	3,826,706
	7,839,079	$42,306,513	16,593,372	$103,850,008
Shares issued to shareholders in reinvestment of distributions
Class A	1,694,870	$8,838,276	1,147,855	$7,096,313
Class B	17,343	90,794	16,030	99,360
Class C	83,273	432,780	57,976	357,833
Class I	998,773	5,247,733	833,939	5,145,310
Class R1	950	4,928	516	3,185
Class R2	6,379	33,202	3,942	24,427
Class R3	34,124	178,557	21,038	130,568
Class R4	103,763	541,413	56,752	352,525
Class R6	254,687	1,327,036	173,957	1,073,072
	3,194,162	$16,694,719	2,312,005	$14,282,593
Shares reacquired
Class A	(6,822,086)	$(36,711,613)	(11,421,204)	$(71,490,927)
Class B	(149,703)	(792,724)	(200,740)	(1,250,781)
Class C	(384,101)	(2,040,151)	(376,995)	(2,343,120)
Class I	(10,856,153)	(56,699,160)	(8,379,025)	(51,651,218)
Class R1	(15)	(77)	(692)	(4,303)
Class R2	(10,967)	(57,978)	(24,272)	(150,870)
Class R3	(129,563)	(715,704)	(68,978)	(426,592)
Class R4	(584,697)	(3,114,016)	(189,152)	(1,181,485)
Class R6	(899,083)	(4,823,677)	(1,043,161)	(6,476,643)
	(19,836,368)	$(104,955,100)	(21,704,219)	$(134,975,939)
41

Notes to Financial Statements  - continued
	Year ended 1/31/23		Year ended 1/31/22
	Shares	Amount	Shares	Amount
Net change
Class A	(1,547,153)	$(8,403,264)	(6,808,793)	$(42,821,811)
Class B	(130,605)	(691,559)	(177,228)	(1,105,548)
Class C	(227,051)	(1,208,155)	(172,214)	(1,071,242)
Class I	(6,864,550)	(35,367,752)	4,519,010	29,146,118
Class R1	1,513	7,907	292	1,805
Class R2	7,415	40,978	(8,495)	(53,077)
Class R3	14,797	51,597	65,363	411,038
Class R4	242,217	1,245,945	36,688	226,244
Class R6	(299,710)	(1,629,565)	(253,465)	(1,576,865)
	(8,803,127)	$(45,953,868)	(2,798,842)	$(16,843,338)
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended January 31, 2023, the fund’s commitment fee and interest expense were $1,057 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
42

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS High Yield Pooled Portfolio	$162,904,037	$23,163,994	$48,568,192	$(10,340,270)	$(5,912,143)	$121,247,426
MFS Institutional Money Market Portfolio	2,852,095	65,796,656	65,498,333	689	421	3,151,528
	$165,756,132	$88,960,650	$114,066,525	$(10,339,581)	$(5,911,722)	$124,398,954

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS High Yield Pooled Portfolio	$8,084,365	$—
MFS Institutional Money Market Portfolio	128,942	—
	$8,213,307	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the fund.
43

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS Global High Yield Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global High Yield Fund (the “Fund”), including the portfolio of investments, as of January 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.
44

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 17, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
45

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of March 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
46

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
47

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
48

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
David Cole Matt Ryan Michael Skatrud
49

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
50

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
52

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Appendix A
Annual Report
January 31, 2023
MFS®  High Yield Pooled Portfolio
HYP-ANN

MFS® High Yield Pooled Portfolio

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Markets — which rallied in late 2022 and early 2023 on signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end, and a rapid reopening of China’s economy — have recently run into turbulence. Inflation data suggest that price pressures will prove more persistent than expected, putting renewed upward pressure on interest rates. On a positive note, markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather that has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, investors are mindful that the lagged effects of ongoing monetary policy tightening have yet to fully work their way through the global economy.
Tighter global financial conditions represent a headwind for richly valued growth equities and interest rate–sensitive parts of the economy, such as housing. Over the near term, we feel companies will face a challenging earnings backdrop as they are forced to absorb higher input and labor costs while pricing power dwindles. As for fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance for investors’ portfolios.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
March 17, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure (i)
Top five industries (i)
Cable TV	8.4%
Medical & Health Technology & Services	6.6%
Gaming & Lodging	5.1%
Midstream	4.6%
Building	4.4%
Composition including fixed income credit quality (a)(i)
BBB	1.7%
BB	44.6%
B	37.9%
CCC	13.2%
Not Rated	(1.8)%
Non-Fixed Income	0.3%
Cash & Cash Equivalents	2.1%
Other	2.0%
Portfolio facts
Average Duration (d)	3.8
Average Effective Maturity (m)	5.5 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives), ETFs, and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
2

Portfolio Composition - continued
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of January 31, 2023.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended January 31, 2023, shares of the MFS High Yield Pooled Portfolio (fund) provided a total return of -3.84%, at net asset value. This compares with a return of -5.22% for the fund’s benchmark, the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index.
Market Environment
During the reporting period, central banks had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the disruption to energy markets stemming from the war in Ukraine. Interest rates have risen substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Late in the period, China abruptly ended its Zero-COVID policy, helping unleash a substantial amount of pent-up demand in the world’s second-largest economy, sending ripple effects through the global economy. A shift in consumption patterns in the parts of the world that reopened earlier favored services over goods, straining already tight labor markets in many developed economies while reducing demand for manufactured goods, primarily from Asia. The combination of these factors has contributed to market volatility.
Policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band toward the end of the period, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (most notably semiconductors) may be moderating, the lifting of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may have peaked were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Relative to the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index, favorable security selection within “B”, “CCC” and “BB” rated(r) bonds was a primary contributor to the fund’s performance. From a sector perspective, bond selection within the communications, consumer cyclical, consumer non-cyclical and technology sectors benefited relative returns.
4

Management Review - continued
Top individual contributors during the reporting period included the fund’s overweight positions in oil refinery operator PBF Holdings (energy) and British telecommunications company Virgin Media (communications).
Detractors from Performance
The fund's underweight allocation to the energy sector detracted from relative performance as this sector outperformed the benchmark over the reporting period. An underweight allocation to the “BB” credit quality segment also held back the fund’s relative returns.
Top individual detractors for the reporting period included the fund’s overweight holdings of healthcare services provider US Renal Care(h) (consumer non-cyclical) and automotive aftermarket wheels maker Wheel Pros(h) (consumer cyclical).
Respectfully,
Portfolio Manager(s)
David Cole and Michael Skatrud
(h)	Security was not held in the portfolio at period end.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 1/31/23
The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
6

Performance Summary  - continued
Total Returns through 1/31/23
Average annual without sales charge
Fund Inception Date	1-yr	5-yr	Life (t)
3/25/13	(3.84)%	2.84%	4.08%
Comparative benchmark(s)

Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index (f)	(5.22)%	2.94%	4.19%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the fund inception date through the stated period end. (See Notes to Performance Summary.)
Benchmark Definition(s)
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index(a) – a component of the Bloomberg U.S. Corporate High-Yield Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for the fund for the periods presented. Life returns are presented where the fund has less than 10 years of performance history and represent the average annual total return from the fund inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
August 1, 2022 through January 31, 2023
As a shareholder of the fund, you incur ongoing costs, including fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2022 through January 31, 2023.
Actual Expenses
The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratio	Beginning Account Value 8/01/22	Ending Account Value 1/31/23	Expenses Paid During Period (p) 8/01/22-1/31/23
Actual	0.02%	$1,000.00	$1,019.11	$0.10
Hypothetical (h)	0.02%	$1,000.00	$1,025.10	$0.10
(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
8

Portfolio of Investments
1/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 96.2%
Aerospace & Defense – 2.3%
Bombardier, Inc., 7.5%, 3/15/2025 (n)		$1,317,000	$1,318,646
Bombardier, Inc., 7.125%, 6/15/2026 (n)		1,517,000	1,513,375
Bombardier, Inc., 7.5%, 2/01/2029 (n)		935,000	934,093
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)		2,450,000	2,007,481
Moog, Inc., 4.25%, 12/15/2027 (n)		3,495,000	3,241,613
TransDigm, Inc., 6.25%, 3/15/2026 (n)		2,352,000	2,351,172
TransDigm, Inc., 6.375%, 6/15/2026		1,650,000	1,629,350
TransDigm, Inc., 5.5%, 11/15/2027		2,015,000	1,924,276
TransDigm, Inc., 4.625%, 1/15/2029		2,196,000	1,981,143
			$16,901,149
Automotive – 2.4%
Clarios Global LP/Clarios U.S. Finance Co., 8.5%, 5/15/2027 (n)		$2,975,000	$2,963,135
Dana, Inc., 5.375%, 11/15/2027		1,976,000	1,877,625
Dana, Inc., 4.25%, 9/01/2030		1,495,000	1,265,225
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/2029 (n)		2,605,000	1,955,935
Ford Motor Co., 5.113%, 5/03/2029		3,005,000	2,847,861
Ford Motor Credit Co. LLC, 4.134%, 8/04/2025		5,330,000	5,089,990
Real Hero Merger Sub 2, Inc., 6.25%, 2/01/2029 (n)		2,025,000	1,503,563
			$17,503,334
Broadcasting – 2.1%
Advantage Sales & Marketing, Inc., 6.5%, 11/15/2028 (n)		$2,204,000	$1,675,040
Gray Escrow II, Inc., 5.375%, 11/15/2031 (n)		4,746,000	3,649,793
iHeartCommunications, Inc., 8.375%, 5/01/2027		2,908,000	2,606,295
Scripps Escrow II, Inc., 5.875%, 7/15/2027 (n)		2,321,000	2,071,492
Summer (BC) Bidco B LLC, 5.5%, 10/31/2026 (n)		2,545,000	2,091,770
Summer (BC) Holdco S.à r.l., “A”, 9.25%, 10/31/2027	EUR	833,474	734,992
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)		$2,882,000	2,540,483
			$15,369,865
Brokerage & Asset Managers – 2.1%
AG TTMT Escrow Issuer LLC, 8.625%, 9/30/2027 (n)		$2,775,000	$2,863,162
Aretec Escrow Issuer, Inc., 7.5%, 4/01/2029 (n)		2,420,000	2,147,750
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)		3,180,000	3,026,215
LPL Holdings, Inc., 4%, 3/15/2029 (n)		2,066,000	1,849,070
LPL Holdings, Inc., 4.375%, 5/15/2031 (n)		1,343,000	1,175,944
NFP Corp., 4.875%, 8/15/2028 (n)		1,995,000	1,741,096
NFP Corp., 6.875%, 8/15/2028 (n)		2,492,000	2,154,733
			$14,957,970
9

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Building – 4.4%
ABC Supply Co., Inc., 4%, 1/15/2028 (n)		$4,945,000	$4,505,241
Foundation Building Materials LLC, 6%, 3/01/2029 (n)		2,193,000	1,763,961
GYP Holding III Corp., 4.625%, 5/01/2029 (n)		3,870,000	3,263,088
Interface, Inc., 5.5%, 12/01/2028 (n)		3,855,000	3,238,778
MIWD Holdco II LLC/MIWD Finance Co., 5.5%, 2/01/2030 (n)		1,930,000	1,604,737
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)		2,352,000	2,230,366
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)		3,110,000	3,077,190
SRM Escrow Issuer LLC, 6%, 11/01/2028 (n)		2,150,000	1,962,993
SRS Distribution, Inc., 6.125%, 7/01/2029 (n)		2,665,000	2,291,660
Standard Industries, Inc., 2.25%, 11/21/2026	EUR	655,000	615,347
Standard Industries, Inc., 4.75%, 1/15/2028 (n)		$2,025,000	1,897,729
Standard Industries, Inc., 4.375%, 7/15/2030 (n)		3,053,000	2,609,921
Standard Industries, Inc., 3.375%, 1/15/2031 (n)		680,000	540,068
White Cap Buyer LLC, 6.875%, 10/15/2028 (n)		2,335,000	2,125,372
			$31,726,451
Business Services – 1.4%
Entegris Escrow Corp., 5.95%, 6/15/2030 (n)		$1,220,000	$1,171,602
HealthEquity, Inc., 4.5%, 10/01/2029 (n)		2,380,000	2,130,814
Iron Mountain, Inc., 4.875%, 9/15/2027 (n)		1,835,000	1,727,726
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)		1,590,000	1,511,931
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)		2,992,000	3,002,405
ZI Technologies LLC/ZI Finance Corp. Co., 3.875%, 2/01/2029 (n)		860,000	741,750
			$10,286,228
Cable TV – 8.1%
Cable One, Inc., 4%, 11/15/2030 (n)		$2,725,000	$2,246,837
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027 (n)		1,895,000	1,806,030
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)		7,287,000	6,367,308
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)		3,395,000	2,900,891
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 2/01/2031 (n)		2,860,000	2,382,523
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 1/15/2034 (n)		1,855,000	1,446,065
CSC Holdings LLC, 5.375%, 2/01/2028 (n)		1,900,000	1,603,125
CSC Holdings LLC, 5.75%, 1/15/2030 (n)		3,990,000	2,513,700
CSC Holdings LLC, 4.125%, 12/01/2030 (n)		2,425,000	1,792,730
DISH DBS Corp., 7.75%, 7/01/2026		1,380,000	1,120,781
DISH DBS Corp., 5.25%, 12/01/2026 (n)		1,815,000	1,564,303
DISH DBS Corp., 5.125%, 6/01/2029		2,015,000	1,281,318
DISH Network Corp., 11.75%, 11/15/2027 (n)		1,200,000	1,247,040
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)		2,919,000	2,843,982
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Cable TV – continued
LCPR Senior Secured Financing DAC, 5.125%, 7/15/2029 (n)	$930,000	$818,400
Sirius XM Holdings, Inc., 3.875%, 9/01/2031 (n)	3,465,000	2,856,477
Sirius XM Radio, Inc., 4%, 7/15/2028 (n)	2,037,000	1,813,134
Sirius XM Radio, Inc., 5.5%, 7/01/2029 (n)	4,730,000	4,432,719
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	4,600,000	4,273,400
Videotron Ltd., 5.125%, 4/15/2027 (n)	1,828,000	1,754,734
Videotron Ltd., 3.625%, 6/15/2029 (n)	1,140,000	991,863
Virgin Media Finance PLC, 5%, 7/15/2030 (n)	3,640,000	3,055,379
Virgin Media Vendor Financing Notes IV DAC, 5%, 7/15/2028 (n)	4,410,000	4,002,516
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)	5,030,000	4,157,295
		$59,272,550
Chemicals – 2.5%
Axalta Coating Systems Ltd., 4.75%, 6/15/2027 (n)	$2,274,000	$2,148,930
Axalta Coating Systems Ltd., 3.375%, 2/15/2029 (n)	3,805,000	3,272,300
Consolidated Energy Finance S.A., 5.625%, 10/15/2028 (n)	2,254,000	1,960,980
Element Solutions, Inc., 3.875%, 9/01/2028 (n)	3,619,000	3,202,815
Ingevity Corp., 3.875%, 11/01/2028 (n)	3,287,000	2,881,017
LSF11 A5 HoldCo LLC, 6.625%, 10/15/2029 (n)	2,508,000	2,058,053
S.P.C.M. S.A., 3.375%, 3/15/2030 (n)	3,325,000	2,814,612
		$18,338,707
Computer Software – 1.2%
Camelot Finance S.A., 4.5%, 11/01/2026 (n)	$1,765,000	$1,678,744
Clarivate Science Holdings Corp., 3.875%, 7/01/2028 (n)	745,000	664,765
Clarivate Science Holdings Corp., 4.875%, 7/01/2029 (n)	2,470,000	2,173,415
Dun & Bradstreet Corp., 5%, 12/15/2029 (n)	2,625,000	2,324,440
Neptune Bidco U.S., Inc., 9.29%, 4/15/2029 (n)	1,731,000	1,682,584
		$8,523,948
Computer Software - Systems – 2.2%
Fair Isaac Corp., 5.25%, 5/15/2026 (n)	$4,736,000	$4,701,664
Fair Isaac Corp., 4%, 6/15/2028 (n)	816,000	757,660
Sabre GLBL, Inc., 7.375%, 9/01/2025 (n)	634,000	621,870
Sabre GLBL, Inc., 11.25%, 12/15/2027 (n)	1,075,000	1,139,500
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	4,139,000	3,980,659
Viavi Solutions, Inc., 3.75%, 10/01/2029 (n)	3,505,000	3,058,112
Virtusa Corp., 7.125%, 12/15/2028 (n)	2,145,000	1,801,800
		$16,061,265
Conglomerates – 3.0%
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)	$1,943,000	$1,753,569
BWX Technologies, Inc., 4.125%, 4/15/2029 (n)	4,559,000	4,080,439
Chart Industries, Inc., 9.5%, 1/01/2031 (n)	1,084,000	1,131,143
11

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Conglomerates – continued
Gates Global LLC, 6.25%, 1/15/2026 (n)		$3,225,000	$3,176,101
Griffon Corp., 5.75%, 3/01/2028		2,886,000	2,731,368
Madison IAQ LLC, 5.875%, 6/30/2029 (n)		3,293,000	2,612,139
Regal Rexnord Corp., 6.3%, 2/15/2030 (n)		1,787,000	1,822,138
TriMas Corp., 4.125%, 4/15/2029 (n)		5,226,000	4,652,446
			$21,959,343
Construction – 1.6%
Empire Communities Corp., 7%, 12/15/2025 (n)		$2,300,000	$2,081,500
Mattamy Group Corp., 5.25%, 12/15/2027 (n)		1,110,000	1,015,650
Mattamy Group Corp., 4.625%, 3/01/2030 (n)		1,920,000	1,619,309
Meritage Homes Corp., 3.875%, 4/15/2029 (n)		2,400,000	2,127,000
Taylor Morrison Communities, Inc., 5.75%, 1/15/2028 (n)		3,046,000	2,954,665
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)		2,048,000	1,782,272
			$11,580,396
Consumer Products – 2.2%
Energizer Gamma Acquisition B.V., 3.5%, 6/30/2029	EUR	1,290,000	$1,139,666
Energizer Holdings, Inc., 4.375%, 3/31/2029 (n)		$2,123,000	1,843,656
Mattel, Inc., 3.375%, 4/01/2026 (n)		2,670,000	2,489,788
Mattel, Inc., 5.875%, 12/15/2027 (n)		680,000	678,300
Mattel, Inc., 6.2%, 10/01/2040		290,000	269,265
Mattel, Inc., 5.45%, 11/01/2041		975,000	834,459
Newell Brands, Inc., 6.375%, 9/15/2027		1,587,000	1,595,236
Newell Brands, Inc., 6.625%, 9/15/2029		1,654,000	1,672,024
Prestige Consumer Healthcare, Inc., 5.125%, 1/15/2028 (n)		2,200,000	2,101,550
Prestige Consumer Healthcare, Inc., 3.75%, 4/01/2031 (n)		1,185,000	1,006,183
Spectrum Brands, Inc., 3.875%, 3/15/2031 (n)		1,735,000	1,398,809
SWF Escrow Issuer Corp., 6.5%, 10/01/2029 (n)		2,070,000	1,360,859
			$16,389,795
Consumer Services – 4.0%
Allied Universal Holdco LLC, 6.625%, 7/15/2026 (n)		$618,000	$594,979
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)		2,635,000	2,516,425
Allied Universal Holdco LLC, 6%, 6/01/2029 (n)		1,480,000	1,190,808
ANGI Group LLC, 3.875%, 8/15/2028 (n)		3,064,000	2,348,648
Arches Buyer, Inc., 6.125%, 12/01/2028 (n)		2,820,000	2,375,173
GoDaddy, Inc., 3.5%, 3/01/2029 (n)		4,971,000	4,298,921
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)		2,027,000	2,001,842
Match Group Holdings II LLC, 5%, 12/15/2027 (n)		1,945,000	1,864,992
Match Group Holdings II LLC, 4.625%, 6/01/2028 (n)		3,115,000	2,865,084
Match Group Holdings II LLC, 4.125%, 8/01/2030 (n)		1,030,000	885,800
Match Group Holdings II LLC, 3.625%, 10/01/2031 (n)		245,000	196,613
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 1/15/2029 (n)		1,995,000	1,551,192
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Consumer Services – continued
Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 4/15/2030 (n)	$1,760,000	$1,320,000
TriNet Group, Inc., 3.5%, 3/01/2029 (n)	3,943,000	3,311,055
WASH Multi-Family Acquisition, Inc., 5.75%, 4/15/2026 (n)	2,103,000	1,940,477
		$29,262,009
Containers – 2.9%
ARD Finance S.A., 6.5% (6.5% cash or 7.25% PIK), 6/30/2027 (n)(p)	$1,777,076	$1,394,010
Ardagh Metal Packaging Finance USA LLC, 3.25%, 9/01/2028 (n)	1,450,000	1,272,419
Ardagh Metal Packaging Finance USA LLC, 4%, 9/01/2029 (n)	2,951,000	2,440,064
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 5.25%, 8/15/2027 (n)	3,700,000	3,029,875
Can-Pack S.A./Eastern PA Land Investment Holding LLC, 3.875%, 11/15/2029 (n)	3,905,000	3,242,673
Crown Americas LLC, 5.25%, 4/01/2030	1,960,000	1,886,500
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	3,670,000	3,507,244
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	1,280,000	1,250,483
LABL, Inc., 5.875%, 11/01/2028 (n)	855,000	772,706
Trivium Packaging Finance B.V., 8.5%, 8/15/2027 (n)	2,295,000	2,207,193
		$21,003,167
Electrical Equipment – 0.4%
CommScope Technologies LLC, 5%, 3/15/2027 (n)	$3,465,000	$2,645,450
Electronics – 1.7%
Entegris, Inc., 4.375%, 4/15/2028 (n)	$1,175,000	$1,063,375
Entegris, Inc., 3.625%, 5/01/2029 (n)	1,382,000	1,178,596
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	930,000	930,215
Sensata Technologies B.V., 5%, 10/01/2025 (n)	3,575,000	3,535,657
Sensata Technologies B.V., 5.875%, 9/01/2030 (n)	1,640,000	1,609,250
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	1,510,000	1,366,943
Synaptics, Inc., 4%, 6/15/2029 (n)	2,990,000	2,589,083
		$12,273,119
Energy - Independent – 3.0%
Antero Resources Corp., 7.625%, 2/01/2029 (n)	$1,845,000	$1,886,698
CNX Resources Corp., 6%, 1/15/2029 (n)	2,082,000	1,911,228
CNX Resources Corp., 7.375%, 1/15/2031 (n)	733,000	712,835
Comstock Resources, Inc., 6.75%, 3/01/2029 (n)	3,280,000	3,025,800
CrownRock LP/CrownRock Finance, Inc., “F”, 5%, 5/01/2029 (n)	2,955,000	2,706,630
Encino Acquisition Partners Holdings LLC, 8.5%, 5/01/2028 (n)	1,890,000	1,762,066
Moss Creek Resources Holdings, Inc., 7.5%, 1/15/2026 (n)	1,675,000	1,546,695
Permian Resources Operating LLC, 7.75%, 2/15/2026 (n)	445,000	444,733
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Energy - Independent – continued
Permian Resources Operating LLC, 5.875%, 7/01/2029 (n)	$2,361,000	$2,212,971
SM Energy Co., 6.5%, 7/15/2028	2,145,000	2,040,366
Southwestern Energy Co., 8.375%, 9/15/2028	1,015,000	1,066,095
Southwestern Energy Co., 5.375%, 3/15/2030	1,870,000	1,741,438
Tap Rock Resources LLC, 7%, 10/01/2026 (n)	694,000	656,871
		$21,714,426
Entertainment – 2.6%
Carnival Corp. PLC, 7.625%, 3/01/2026 (n)	$2,959,000	$2,692,690
Carnival Corp. PLC, 5.75%, 3/01/2027 (n)	1,550,000	1,286,500
Carnival Corp. PLC, 9.875%, 8/01/2027 (n)	965,000	991,538
Life Time, Inc., 5.75%, 1/15/2026 (n)	2,070,000	1,989,312
Life Time, Inc., 8%, 4/15/2026 (n)	705,000	684,721
Merlin Entertainments, 5.75%, 6/15/2026 (n)	1,161,000	1,105,393
Motion Bondco DAC, 6.625%, 11/15/2027 (n)	2,435,000	2,203,628
NCL Corp. Ltd., 5.875%, 3/15/2026 (n)	2,080,000	1,799,158
NCL Corp. Ltd., 5.875%, 2/15/2027 (n)	560,000	520,660
Royal Caribbean Cruises Ltd., 5.375%, 7/15/2027 (n)	1,440,000	1,252,630
Royal Caribbean Cruises Ltd., 5.5%, 4/01/2028 (n)	2,920,000	2,511,200
SeaWorld Parks & Entertainment, 5.25%, 8/15/2029 (n)	1,940,000	1,753,396
		$18,790,826
Financial Institutions – 3.2%
Avation Capital S.A., 8.25% (8.25% cash or 9% PIK), 10/31/2026 (n)(p)	$1,772,633	$1,515,601
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)	2,735,000	2,554,158
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% cash or 7.25% PIK), 9/15/2024 (n)(p)	5,567,595	5,080,897
Howard Hughes Corp., 4.125%, 2/01/2029 (n)	3,451,000	2,980,008
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)	3,669,000	3,402,998
OneMain Finance Corp., 6.875%, 3/15/2025	1,590,000	1,585,007
OneMain Finance Corp., 7.125%, 3/15/2026	2,310,000	2,294,881
Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029 (n)	3,484,000	2,939,416
SLM Corp., 3.125%, 11/02/2026	1,285,000	1,134,912
		$23,487,878
Food & Beverages – 3.0%
B&G Foods, Inc., 5.25%, 4/01/2025	$1,735,000	$1,581,192
B&G Foods, Inc., 5.25%, 9/15/2027	650,000	525,688
BellRing Brands, Inc., 7%, 3/15/2030 (n)	2,900,000	2,878,547
Lamb Weston Holdings, Inc., 4.125%, 1/31/2030 (n)	2,910,000	2,622,638
Performance Food Group Co., 5.5%, 10/15/2027 (n)	3,240,000	3,118,484
Post Holdings, Inc., 5.625%, 1/15/2028 (n)	2,368,000	2,279,200
Post Holdings, Inc., 4.625%, 4/15/2030 (n)	3,520,000	3,097,600
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Food & Beverages – continued
Primo Water Holding, Inc., 4.375%, 4/30/2029 (n)	$3,505,000	$3,057,201
U.S. Foods Holding Corp., 4.75%, 2/15/2029 (n)	3,115,000	2,849,584
		$22,010,134
Gaming & Lodging – 5.0%
Boyd Gaming Corp., 4.75%, 12/01/2027	$1,360,000	$1,292,908
Boyd Gaming Corp., 4.75%, 6/15/2031 (n)	1,250,000	1,124,762
Caesars Entertainment, Inc., 4.625%, 10/15/2029 (n)	1,655,000	1,415,025
Caesars Entertainment, Inc., 7%, 2/15/2030 (n)	1,784,000	1,815,220
Caesars Resort Collection LLC/CRC Finco, Inc., 8.125%, 7/01/2027 (n)	2,516,000	2,553,740
CCM Merger, Inc., 6.375%, 5/01/2026 (n)	2,340,000	2,263,950
Hilton Domestic Operating Co., Inc., 3.75%, 5/01/2029 (n)	3,517,000	3,123,483
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)	3,122,000	2,621,699
International Game Technology PLC, 4.125%, 4/15/2026 (n)	3,670,000	3,477,410
International Game Technology PLC, 6.25%, 1/15/2027 (n)	830,000	830,000
Marriott Ownership Resorts, Inc., 4.5%, 6/15/2029 (n)	1,425,000	1,240,476
Sands China Ltd., 4.3%, 1/08/2026	2,080,000	1,972,980
Sands China Ltd., 4.875%, 6/18/2030	1,960,000	1,785,581
Scientific Games Holdings LP/Scientific Games US Finco, Inc., 6.625%, 3/01/2030 (n)	2,232,000	1,988,210
VICI Properties LP / VICI Note Co., Inc., 4.25%, 12/01/2026 (n)	2,470,000	2,331,065
VICI Properties LP / VICI Note Co., Inc., 5.75%, 2/01/2027 (n)	1,110,000	1,104,173
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)	2,858,000	2,635,949
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)	3,210,000	2,864,925
		$36,441,556
Industrial – 1.2%
Albion Financing 1 S.à r.l., 6.125%, 10/15/2026 (n)	$1,180,000	$1,058,727
Albion Financing 2 S.à r.l., 8.75%, 4/15/2027 (n)	1,530,000	1,296,675
APi Escrow Corp., 4.75%, 10/15/2029 (n)	3,765,000	3,356,981
Williams Scotsman International, Inc., 4.625%, 8/15/2028 (n)	3,198,000	2,963,123
		$8,675,506
Insurance - Property & Casualty – 1.2%
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)	$1,090,000	$1,019,510
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 5.875%, 11/01/2029 (n)	30,000	26,137
AssuredPartners, Inc., 5.625%, 1/15/2029 (n)	2,440,000	2,087,127
GTCR (AP) Finance, Inc., 8%, 5/15/2027 (n)	755,000	741,342
Hub International Ltd., 5.625%, 12/01/2029 (n)	3,772,000	3,375,457
15

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Insurance - Property & Casualty – continued
Ryan Specialty Group, 4.375%, 2/01/2030 (n)		$1,409,000	$1,269,861
			$8,519,434
Machinery & Tools – 0.4%
Terex Corp., 5%, 5/15/2029 (n)		$3,260,000	$3,044,025
Major Banks – 0.3%
Toronto Dominion Bank, 8.125% to 10/31/2027, FLR (CMT - 5yr. + 4.075%) to 10/31/2082		$1,880,000	$1,995,150
Medical & Health Technology & Services – 6.5%
180 Medical, Inc., 3.875%, 10/15/2029 (n)		$2,775,000	$2,459,375
Avantor Funding, Inc., 4.625%, 7/15/2028 (n)		3,585,000	3,379,185
Catalent, Inc., 2.375%, 3/01/2028	EUR	895,000	805,157
Catalent, Inc., 3.125%, 2/15/2029 (n)		$5,840,000	4,831,082
Charles River Laboratories International, Inc., 3.75%, 3/15/2029 (n)		5,110,000	4,551,399
CHS/Community Health Systems, Inc., 8%, 12/15/2027 (n)		1,625,000	1,531,552
CHS/Community Health Systems, Inc., 6.125%, 4/01/2030 (n)		4,435,000	2,666,047
CHS/Community Health Systems, Inc., 5.25%, 5/15/2030 (n)		1,265,000	1,020,754
DaVita, Inc., 4.625%, 6/01/2030 (n)		2,970,000	2,502,225
Encompass Health Corp., 5.75%, 9/15/2025		985,000	977,616
Encompass Health Corp., 4.75%, 2/01/2030		2,365,000	2,167,901
Encompass Health Corp., 4.625%, 4/01/2031		435,000	382,885
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)		978,000	953,550
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)		4,440,000	4,308,619
Legacy LifePoint Health LLC, 4.375%, 2/15/2027 (n)		895,000	783,125
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)		1,960,000	1,718,587
Syneos Health, Inc., 3.625%, 1/15/2029 (n)		4,171,000	3,373,296
Tenet Healthcare Corp., 6.125%, 10/01/2028		4,979,000	4,655,763
Tenet Healthcare Corp., 4.375%, 1/15/2030		853,000	758,257
Tenet Healthcare Corp., 6.125%, 6/15/2030 (n)		1,128,000	1,094,961
U.S. Acute Care Solutions LLC, 6.375%, 3/01/2026 (n)		2,245,000	2,030,827
			$46,952,163
Medical Equipment – 1.0%
Garden SpinCo Corp., 8.625%, 7/20/2030 (n)		$2,720,000	$2,910,407
Mozart Debt Merger Sub, Inc., 5.25%, 10/01/2029 (n)		1,515,000	1,268,487
Teleflex, Inc., 4.625%, 11/15/2027		3,239,000	3,092,314
			$7,271,208
Metals & Mining – 3.9%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)		$2,900,000	$2,816,227
Coeur Mining, Inc., 5.125%, 2/15/2029 (n)		3,089,000	2,487,274
Compass Minerals International, Inc., 6.75%, 12/01/2027 (n)		2,694,000	2,628,382
16

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Metals & Mining – continued
Eldorado Gold Corp., 6.25%, 9/01/2029 (n)	$1,570,000	$1,438,729
Ero Copper Corp., 6.5%, 2/15/2030 (n)	1,757,000	1,496,371
FMG Resources Ltd., 4.375%, 4/01/2031 (n)	4,625,000	4,070,000
GrafTech Finance, Inc., 4.625%, 12/15/2028 (n)	3,119,000	2,658,255
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)	3,771,000	3,442,923
Kaiser Aluminum Corp., 4.5%, 6/01/2031 (n)	846,000	715,386
Novelis Corp., 3.25%, 11/15/2026 (n)	1,250,000	1,131,650
Novelis Corp., 4.75%, 1/30/2030 (n)	2,985,000	2,701,425
Novelis Corp., 3.875%, 8/15/2031 (n)	1,367,000	1,153,748
Petra Diamonds US$ Treasury PLC, 10.5% (10.5% PIK/9.75% Cash to 6/30/2023), 9.75% Cash to 3/08/2026 (n)(p)	1,452,817	1,409,233
TMS International Corp., 6.25%, 4/15/2029 (n)	685,000	514,530
		$28,664,133
Midstream – 4.6%
Cheniere Energy Partners LP, 4.5%, 10/01/2029	$1,944,000	$1,823,705
DT Midstream, Inc., 4.125%, 6/15/2029 (n)	2,253,000	1,977,008
DT Midstream, Inc., 4.375%, 6/15/2031 (n)	3,493,000	3,055,404
EQM Midstream Partners LP, 6%, 7/01/2025 (n)	247,000	243,174
EQM Midstream Partners LP, 6.5%, 7/01/2027 (n)	246,000	241,574
EQM Midstream Partners LP, 5.5%, 7/15/2028	6,209,000	5,727,803
EQM Midstream Partners LP, 4.5%, 1/15/2029 (n)	1,105,000	969,151
Genesis Energy LP/Genesis Energy Finance Corp., 8%, 1/15/2027	857,000	846,030
Genesis Energy LP/Genesis Energy Finance Corp., 8.875%, 4/15/2030	2,139,000	2,173,759
Kinetik Holdings, Inc., 5.875%, 6/15/2030 (n)	4,248,000	4,035,600
Tallgrass Energy Partners LP, 5.5%, 1/15/2028 (n)	3,825,000	3,522,385
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029	2,905,000	2,983,406
Venture Global Calcasieu Pass LLC, 3.875%, 8/15/2029 (n)	3,375,000	3,003,750
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (n)	2,230,000	1,977,029
Venture Global Calcasieu Pass LLC , 6.25%, 1/15/2030 (n)	605,000	616,362
		$33,196,140
Network & Telecom – 0.4%
Iliad Holding S.A.S., 7%, 10/15/2028 (n)	$3,207,000	$3,011,950
Oil Services – 0.5%
Nabors Industries Ltd., 7.25%, 1/15/2026 (n)	$1,950,000	$1,896,375
Solaris Midstream Holding LLC, 7.625%, 4/01/2026 (n)	1,864,000	1,864,000
		$3,760,375
17

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Oils – 0.7%
Parkland Corp., 4.625%, 5/01/2030 (n)		$4,470,000	$3,842,420
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028		1,500,000	1,414,260
			$5,256,680
Personal Computers & Peripherals – 0.6%
NCR Corp., 5%, 10/01/2028 (n)		$2,840,000	$2,501,643
NCR Corp., 5.125%, 4/15/2029 (n)		1,793,000	1,561,800
			$4,063,443
Pharmaceuticals – 1.7%
1375209 BC Ltd., 9%, 1/30/2028 (n)		$1,495,000	$1,318,830
Bausch Health Co., Inc., 11%, 9/30/2028 (n)		1,873,000	1,465,435
Bausch Health Co., Inc., 14%, 10/15/2030 (n)		375,000	234,082
Jazz Securities DAC, 4.375%, 1/15/2029 (n)		4,390,000	4,005,173
Organon Finance 1 LLC, 4.125%, 4/30/2028 (n)		3,256,000	2,944,889
Organon Finance 1 LLC, 5.125%, 4/30/2031 (n)		2,351,000	2,122,460
			$12,090,869
Pollution Control – 1.0%
GFL Environmental, Inc., 4.25%, 6/01/2025 (n)		$550,000	$530,396
GFL Environmental, Inc., 4%, 8/01/2028 (n)		2,825,000	2,507,894
GFL Environmental, Inc., 4.75%, 6/15/2029 (n)		1,000,000	902,540
GFL Environmental, Inc., 4.375%, 8/15/2029 (n)		985,000	873,518
Stericycle, Inc., 3.875%, 1/15/2029 (n)		2,695,000	2,391,166
			$7,205,514
Precious Metals & Minerals – 0.6%
IAMGOLD Corp., 5.75%, 10/15/2028 (n)		$2,680,000	$2,118,004
Taseko Mines Ltd., 7%, 2/15/2026 (n)		2,115,000	2,003,962
			$4,121,966
Printing & Publishing – 0.3%
Cimpress N.V., 7%, 6/15/2026 (n)		$2,965,000	$2,058,582
Real Estate - Healthcare – 0.4%
MPT Operating Partnership LP/MPT Finance Corp., REIT, 0.993%, 10/15/2026	EUR	655,000	$530,003
MPT Operating Partnership LP/MPT Finance Corp., REIT, 5%, 10/15/2027		$2,752,000	2,326,362
			$2,856,365
Real Estate - Other – 0.3%
XHR LP, REIT, 4.875%, 6/01/2029 (n)		$2,810,000	$2,493,875
18

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Restaurants – 0.3%
Fertitta Entertainment LLC, 6.75%, 1/15/2030 (n)	$2,430,000	$2,016,900
Retailers – 1.4%
Asbury Automotive Group, Inc., 4.625%, 11/15/2029 (n)	$2,967,000	$2,618,199
Bath & Body Works, Inc., 5.25%, 2/01/2028	5,395,000	5,092,399
Victoria's Secret & Co., 4.625%, 7/15/2029 (n)	2,718,000	2,257,951
		$9,968,549
Specialty Chemicals – 0.2%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)	$1,406,000	$1,359,502
Specialty Stores – 1.3%
Group 1 Automotive, Inc., 4%, 8/15/2028 (n)	$2,796,000	$2,458,970
Michael Cos., Inc., 5.25%, 5/01/2028 (n)	1,315,000	1,096,592
Michael Cos., Inc., 7.875%, 5/01/2029 (n)	1,855,000	1,409,800
Penske Automotive Group Co., 3.75%, 6/15/2029	2,960,000	2,503,068
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/2029 (n)	2,165,000	2,127,634
		$9,596,064
Supermarkets – 0.6%
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)	$2,509,000	$2,378,657
Albertsons Cos. LLC/Safeway, Inc., 3.5%, 3/15/2029 (n)	2,190,000	1,888,875
		$4,267,532
Telecommunications - Wireless – 2.3%
Altice France S.A., 6%, 2/15/2028 (n)	$3,610,000	$2,435,708
Cellnex Finance Co. S.A., 3.875%, 7/07/2041 (n)	1,390,000	1,026,038
SBA Communications Corp., 3.875%, 2/15/2027	2,398,000	2,214,639
SBA Communications Corp., 3.125%, 2/01/2029	4,360,000	3,693,716
Sprint Capital Corp., 6.875%, 11/15/2028	4,295,000	4,594,949
Sprint Corp., 7.625%, 3/01/2026	2,331,000	2,465,421
		$16,430,471
Tobacco – 0.2%
Vector Group Ltd., 5.75%, 2/01/2029 (n)	$1,550,000	$1,351,585
Utilities - Electric Power – 3.0%
Calpine Corp., 4.5%, 2/15/2028 (n)	$3,148,000	$2,904,849
Calpine Corp., 5.125%, 3/15/2028 (n)	3,405,000	3,082,923
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	1,270,000	1,197,864
Clearway Energy Operating LLC, 3.75%, 2/15/2031 (n)	5,595,000	4,726,824
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	222,000	216,819
NextEra Energy, Inc., 4.25%, 9/15/2024 (n)	488,000	455,060
NextEra Energy, Inc., 4.5%, 9/15/2027 (n)	2,075,000	1,953,032
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	2,345,000	2,221,887
19

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
TerraForm Power Operating LLC, 5%, 1/31/2028 (n)	$3,995,000	$3,752,593
TerraForm Power Operating LLC, 4.75%, 1/15/2030 (n)	1,505,000	1,354,474
		$21,866,325
Total Bonds (Identified Cost, $765,119,243)		$698,593,872
Common Stocks – 0.3%
Cable TV – 0.1%
Intelsat Emergence S.A. (a)	35,312	$812,176
Construction – 0.0%
ICA Tenedora S.A. de C.V. (a)(u)	258,532	$233,400
Oil Services – 0.2%
LTRI Holdings LP (a)(u)	3,300	$1,105,632
Total Common Stocks (Identified Cost, $2,353,280)		$2,151,208
Contingent Value Rights – 0.0%
Cable TV – 0.0%
Intelsat Jackson Holdings S.A. - Series A, 12/05/2025 (a)	3,697	$21,258
Intelsat Jackson Holdings S.A. - Series B, 12/05/2025 (a)	3,697	13,864
Total Contingent Value Rights (Identified Cost, $0)		$35,122

	Strike Price	First Exercise
Warrants – 0.0%
Other Banks & Diversified Financials – 0.0%
Avation Capital S.A. (1 share for 1 warrant, Expiration 10/31/26) (a) (Identified Cost, $0)	GBP 1.14	3/16/21	42,350	$18,274

Investment Companies (h) – 2.2%
Money Market Funds – 2.2%
MFS Institutional Money Market Portfolio, 4.29% (v) (Identified Cost, $16,164,003)	16,163,708	$16,165,324

Other Assets, Less Liabilities – 1.3%		9,651,281
Net Assets – 100.0%		$726,615,081

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $16,165,324 and $700,798,476, respectively.
20

Portfolio of Investments – continued
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $590,487,813, representing 81.3% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
EUR	Euro
GBP	British Pound
Derivative Contracts at 1/31/23
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
GBP	197,752	USD	244,477	State Street Bank Corp.	4/21/2023	$(270)
USD	4,086,856	EUR	3,763,474	State Street Bank Corp.	4/21/2023	(24,304)
						$(24,574)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond	Long	USD	30	$3,896,250	March – 2023	$100,671
U.S. Treasury Ultra Bond	Long	USD	6	850,500	March – 2023	36,400
						$137,071
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	167	$19,124,109	March – 2023	$(243,408)
21

Portfolio of Investments – continued
At January 31, 2023, the fund had cash collateral of $218,400 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
22

Financial Statements
Statement of Assets and Liabilities
At 1/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $767,472,523)	$700,798,476
Investments in affiliated issuers, at value (identified cost, $16,164,003)	16,165,324
Cash	32,712
Deposits with brokers for
Futures contracts	218,400
Receivables for
Investments sold	1,127,354
Fund shares sold	929,419
Interest and dividends	10,822,241
Other assets	2,683
Total assets	$730,096,609
Liabilities
Payable to custodian	$32,044
Payables for
Forward foreign currency exchange contracts	24,574
Net daily variation margin on open futures contracts	36,891
Investments purchased	2,210,021
Fund shares reacquired	1,110,362
Payable to affiliates
Administrative services fee	94
Shareholder servicing costs	12
Accrued expenses and other liabilities	67,530
Total liabilities	$3,481,528
Net assets	$726,615,081
Net assets consist of
Paid-in capital	$875,791,634
Total distributable earnings (loss)	(149,176,553)
Net assets	$726,615,081
Shares of beneficial interest outstanding	90,226,348
Net asset value per share (net assets of $726,615,081 / 90,226,348 shares of beneficial interest outstanding)	$8.05
See Notes to Financial Statements
23

Financial Statements
Statement of Operations
Year ended 1/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$46,155,310
Dividends from affiliated issuers	260,507
Other	141,908
Dividends	44,861
Total investment income	$46,602,586
Expenses
Shareholder servicing costs	$40
Administrative services fee	17,500
Custodian fee	48,471
Shareholder communications	4,071
Audit and tax fees	47,847
Legal fees	4,443
Pricing service fees	8,381
Form N-CEN/N-PORT preparation fees	9,800
Miscellaneous	20,035
Total expenses	$160,588
Fees paid indirectly	(611)
Net expenses	$159,977
Net investment income (loss)	$46,442,609
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(36,483,467)
Affiliated issuers	(47)
Futures contracts	1,028,422
Forward foreign currency exchange contracts	(117,014)
Foreign currency	(2,501)
Net realized gain (loss)	$(35,574,607)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(55,269,591)
Affiliated issuers	1,267
Futures contracts	(92,910)
Forward foreign currency exchange contracts	(39,113)
Translation of assets and liabilities in foreign currencies	2,989
Net unrealized gain (loss)	$(55,397,358)
Net realized and unrealized gain (loss)	$(90,971,965)
Change in net assets from operations	$(44,529,356)
See Notes to Financial Statements
24

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	1/31/23	1/31/22
Change in net assets
From operations
Net investment income (loss)	$46,442,609	$55,880,477
Net realized gain (loss)	(35,574,607)	34,227,423
Net unrealized gain (loss)	(55,397,358)	(72,488,956)
Change in net assets from operations	$(44,529,356)	$17,618,944
Total distributions to shareholders	$(47,089,882)	$(60,026,693)
Change in net assets from fund share transactions	$(179,131,688)	$(188,544,337)
Total change in net assets	$(270,750,926)	$(230,952,086)
Net assets
At beginning of period	997,366,007	1,228,318,093
At end of period	$726,615,081	$997,366,007
See Notes to Financial Statements
25

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
	1/31/23	1/31/22	1/31/21	1/31/20	1/31/19
Net asset value, beginning of period	$8.88	$9.25	$9.33	$8.94	$9.31
Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	$0.47	$0.50	$0.51	$0.52
Net realized and unrealized gain (loss)	(0.82)	(0.34)	(0.06)(g)	0.39	(0.36)
Total from investment operations	$(0.35)	$0.13	$0.44	$0.90	$0.16
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.50)	$(0.52)	$(0.51)	$(0.53)
Net asset value, end of period (x)	$8.05	$8.88	$9.25	$9.33	$8.94
Total return (%) (s)(x)	(3.84)	1.39	5.02	10.29	1.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.02	0.02	0.02	0.02	0.02
Net investment income (loss)	5.77	5.09	5.58	5.51	5.77
Portfolio turnover	25	60	66	59	38
Net assets at end of period (000 omitted)	$726,615	$997,366	$1,228,318	$889,031	$788,437

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
26

Notes to Financial Statements
(1) Business and Organization
MFS High Yield Pooled Portfolio (the fund) is a diversified series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. This fund is available only to certain U.S. registered investment companies managed by MFS. MFS does not receive a management fee from this fund.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the
27

Notes to Financial Statements  - continued
“valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
28

Notes to Financial Statements  - continued
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$—	$—	$1,105,632	$1,105,632
Luxembourg	—	847,298	—	847,298
Mexico	—	—	233,400	233,400
United Kingdom	—	18,274	—	18,274
U.S. Corporate Bonds	—	595,898,832	—	595,898,832
Foreign Bonds	—	102,695,040	—	102,695,040
Mutual Funds	16,165,324	—	—	16,165,324
Total	$16,165,324	$699,459,444	$1,339,032	$716,963,800
Other Financial Instruments
Futures Contracts – Assets	$137,071	$—	$—	$137,071
Futures Contracts – Liabilities	(243,408)	—	—	(243,408)
Forward Foreign Currency Exchange Contracts – Liabilities	—	(24,574)	—	(24,574)
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 1/31/22	$1,168,929
Change in unrealized appreciation or depreciation	188,377
Transfers out of level 3	(18,274)
Balance as of 1/31/23	$1,339,032
The net change in unrealized appreciation or depreciation from investments held as level 3 at January 31, 2023 is $176,923. At January 31, 2023, the fund held two level 3 securities.
29

Notes to Financial Statements  - continued
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$137,071	$(243,408)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	—	(24,574)
Total		$137,071	$(267,982)
(a)	Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
30

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$1,028,422	$—
Foreign Exchange	—	(117,014)
Total	$1,028,422	$(117,014)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended January 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(92,910)	$—
Foreign Exchange	—	(39,113)
Total	$(92,910)	$(39,113)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or
31

Notes to Financial Statements  - continued
delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of
32

Notes to Financial Statements  - continued
foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended January 31, 2023, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
33

Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 1/31/23	Year ended 1/31/22
Ordinary income (including any short-term capital gains)	$47,089,882	$60,026,693
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 1/31/23
Cost of investments	$786,090,110
Gross appreciation	5,793,531
Gross depreciation	(75,050,752)
Net unrealized appreciation (depreciation)	$(69,257,221)
Undistributed ordinary income	3,909,051
Capital loss carryforwards	(79,955,813)
Other temporary differences	(3,872,570)
Total distributable earnings (loss)	$(149,176,553)
As of January 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(12,341,397)
Long-Term	(67,614,416)
Total	$(79,955,813)
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from MFS funds that invest in the fund.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended January 31, 2023, these costs amounted to $40.
34

Notes to Financial Statements  - continued
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended January 31, 2023 was equivalent to an annual effective rate of 0.0022% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation - The fund may pay compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC. The independent Trustees do not currently receive compensation from the fund.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4) Portfolio Securities
For the year ended January 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $199,984,773 and $372,383,932, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 1/31/23		Year ended 1/31/22
	Shares	Amount	Shares	Amount
Shares sold	4,236,645	$34,051,394	3,868,865	$35,660,117
Shares issued to shareholders in reinvestment of distributions	5,845,303	47,089,882	6,526,801	60,026,693
Shares reacquired	(32,206,489)	(260,272,964)	(30,844,235)	(284,231,147)
Net change	(22,124,541)	$(179,131,688)	(20,448,569)	$(188,544,337)
The fund is an MFS Pooled Portfolio, which is designed to be used by certain MFS funds to invest in a particular security type rather than invest in the security type directly. The fund is solely invested in by other MFS funds for the purpose of gaining exposure to high income debt instruments, rather than investing in high income debt instruments directly. The MFS funds do not invest in this fund for the purpose of exercising management or control. At the end of the period, the MFS Diversified Income Fund and the MFS Global High Yield Fund were the owners of record of approximately 83% and 17%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Income Portfolio was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
35

Notes to Financial Statements  - continued
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended January 31, 2023, the fund’s commitment fee and interest expense were $3,813 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$24,340,223	$194,376,429	$202,552,548	$(47)	$1,267	$16,165,324

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$260,507	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the
36

Notes to Financial Statements  - continued
transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the fund.
37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Yield Pooled Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS High Yield Pooled Portfolio (the “Fund”), including the portfolio of investments, as of January 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.
38

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 17, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
39

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of April 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
40

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
41

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
42

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
David Cole Michael Skatrud
43

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
44

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
45

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
46

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph

(b)of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP ("E&Y") to serve in the same capacity to certain other series of the Registrant (each a "Fund" and collectively the "Funds"). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended January 31, 2023 and 2022, audit fees billed to each Fund by Deloitte and E&Y were as follows:

Fees billed by Deloitte:		Audit Fees
	2023	2022
MFS Global High Yield Fund	84,346	84,346
MFS High Income Fund	83,798	79,008
MFS High Yield Pooled Portfolio	39,190	36,281
Total	207,334	199,635

Fees billed by E&Y:		Audit Fees
	2023	2022
MFS Municipal High Income Fund	64,690	59,849

For the fiscal years ended January 31, 2023 and 2022, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	20225	2023	2022
To MFS Global High Yield	0	0	0	841	0	0
Fund
To MFS High Income Fund	0	0	0	970	0	0

To MFS High Yield Pooled	0	0	0	954	0	0
Portfolio
Total fees billed by Deloitte	0	0	0	2,765	0	0
To above Funds

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS and MFS Related
Entities of MFS Global	0	0	0	0	3,790	5,390
High Yield Fund*
To MFS and MFS Related
Entities of MFS High	0	0	0	0	3,790	5,390
Income Fund *
To MFS and MFS Related
Entities of MFS High	0	0	0	0	3,790	5,390
Yield Pooled Portfolio*

Fees billed by Deloitte:			Aggregate Fees for Non-audit Services
				2023	20225
To MFS Global High Yield Fund, MFS and MFS Related				3,790	6,231
Entities#
To MFS High Income Fund, MFS and MFS Related Entities#				3,790	6,360

To MFS High Yield Pooled Portfolio, MFS and MFS				3,790	6,344
Related Entities#

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees4
	2023	2022	2023	20225	2023	2022
To MFS Municipal High	0	0	0	2,664	0	2,224
Income Fund

Fees billed by E&Y:	Audit-Related Fees1			Tax Fees2	All Other Fees4
	2023	2022	2023	2022	2023	2022

To MFS and MFS Related	0	1,795,090	0	0	3,165	111,720
Entities of MFS Municipal
High Income Fund*

Fees billed by E&Y:			Aggregate Fees for Non-audit Services
				2023		20225
To MFS Municipal High Income Fund, MFS				143,165	2,166,328
and MFS Related Entities#

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non- audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

4 The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to the review of internal controls and Rule 38a-1 compliance program.

5 Certain fees reported in 2022 have been restated in this filing from those reported in the Registrant's filing for the reporting period ended January 31, 2022.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST III

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: March 17, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: March 17, 2023

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: March 17, 2023

* Print name and title of each signing officer under his or her signature.